                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                             FIRST LINK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
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
                         FIRSTLINK COMMUNICATIONS, INC.
                                190 SW HARRISON
                             PORTLAND, OREGON 97201
                  MERGER PROPOSED--YOUR VOTE IS VERY IMPORTANT

To our Shareholders:

    You are cordially invited to attend the special meeting of shareholders of FirstLink Communications, Inc. ("FLCI"), to be held on December 15, 1999, in the McCall Room of the RiverPlace Hotel, 1510 Southwest Harbor Way, Portland, Oregon, at 10:00 A.M., local time.

    At the shareholder meeting, you will vote on four proposals, three of which relate to a merger with USOL Holdings, Inc. ("USOL").

    - Approve a Plan of Merger with USOL, in which USOL will merge with and into FLCI.

    - Approve an amendment to our Articles of Incorporation to increase the number of shares of common stock and preferred stock FLCI can issue

    - Approve an amendment to our Articles of Incorporation to change our name to "USOL Holdings, Inc."

    - Approve an incentive plan (the "Incentive Plan") which provides for the granting of stock options, restricted shares, and stock appreciation rights to officers, directors, key employees, and others.

    If the merger is completed, FLCI will issue the present shareholders in USOL, in exchange for their shares of USOL common stock and preferred stock, a total of 3,175,000 shares of FLCI common stock and 1,480,000 shares of FLCI preferred stock.

    THE BOARD OF DIRECTORS OF FLCI HAS DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF FLCI'S SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PLAN OF MERGER, THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES, AND THE NAME CHANGE. IT HAS ALSO UNANIMOUSLY ADOPTED THE INCENTIVE PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH OF THE FOUR PROPOSALS AT THE SHAREHOLDERS' MEETING.

    The merger cannot occur unless shareholders holding a majority of FLCI's outstanding shares of common stock vote to approve it. YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the shareholder meeting in person, I urge you to complete, date, sign and promptly return the enclosed proxy card to ensure that your shares will be represented at the meeting. A postage-prepaid envelope is enclosed for that purpose. Your proxy is revocable and will not affect your right to vote in person if you decide to attend the meeting. Simply attending the meeting, however, will not revoke your proxy. Returning your proxy card without indicating how you want to vote will have the same effect as a vote FOR each of the four proposals. Failure to return a properly executed proxy card or vote in person at the meeting will have the same effect as a vote AGAINST the proposal to approve the Plan of Merger, AGAINST the proposal to increase our authorized shares, and AGAINST the proposal to change our name. This proxy statement provides you with detailed information about the Plan of Merger, the proposals to increase our authorized shares and change our name, and the Incentive Plan. We encourage you to read this entire document carefully.

                                          A. Roger Pease
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                          FIRSTLINK COMMUNICATIONS, INC.

Portland, Oregon
November 8, 1999

                         FIRSTLINK COMMUNICATIONS, INC.
                                190 SW HARRISON
                             PORTLAND, OREGON 97201

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 15, 1999

                            ------------------------

To the Shareholders of FirstLink Communications, Inc.:

    YOU ARE HEREBY NOTIFIED that a special meeting of shareholders of FirstLink Communications, Inc. ("FirstLink"), will be held in the McCall Room of the RiverPlace Hotel, 1510 Southwest Harbor Way, Portland, Oregon, at 10:00 A.M., local time, on December 15, 1999, or any adjournment or postponement thereof, for the purpose of considering and voting on four proposals:

    - Approval of a Plan of Merger with USOL Holdings, Inc. ("USOL") and the issuance of 3,175,000 shares of common stock and 1,480,000 shares of preferred stock in connection therewith;

    - Approval of an amendment to FirstLink's articles of incorporation to increase the number of shares of stock it is authorized to issue from 20,000,000 shares of common stock to 50,000,000 shares of common stock; and from 1,000,000 shares of preferred stock to 5,000,000 shares of preferred stock;

    - Approval of an amendment to FirstLink's articles of incorporation to change the corporate name to "USOL Holdings, Inc.""; and

    - Approval of the 1999 Incentive Plan .

    The Plan of Merger provides that USOL will merge with and into FirstLink, and each outstanding share of USOL common and preferred stock will be exchanged for one share of FirstLink common and preferred stock, respectively. The obligations of the parties to the merger are subject to the satisfaction or waiver of numerous conditions, including the approval of the shareholders of FirstLink, prior to the proposed closing date. There is no assurance that such conditions will be satisfied or waived or that the merger will be completed.

    THE BOARD OF DIRECTORS OF FIRSTLINK (THE "BOARD") HAS DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF THE SHAREHOLDERS OF FIRSTLINK. ACCORDINGLY, THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PLAN OF MERGER AND THE ISSUANCE OF THE SHARES OF STOCK. THE BOARD HAS ALSO UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO INCREASE FIRSTLINK'S AUTHORIZED SHARES AND FOR THE PROPOSAL TO CHANGE THE CORPORATE NAME. THE BOARD HAS ALSO UNANIMOUSLY ADOPTED THE INCENTIVE PLAN AND IT RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN.

    Shareholders may also be asked to consider and vote upon such other matters which may properly come before the meeting and any adjournments or postponements thereof.

    The Plan of Merger, the amendments to the articles of incorporation, the terms of the Incentive Plan, and other important matters are described in the accompanying Proxy Statement, which you are urged to read carefully and in its entirety. A copy of the Merger Agreement is attached as Appendix A to the Proxy Statement. Copies of the proposed amendments to the articles of incorporation are attached as Appendices C and D to the Proxy Statement, respectively; and a copy of the Incentive Plan is attached as Appendix E to the Proxy Statement.

    The Board has fixed the close of business on October 29, 1999, as the record date for the determination of the holders of common stock entitled to notice of, and to vote at, the meeting or any adjournment or postponement. A list of such shareholders will be available for review at the principal executive offices of FirstLink listed below during normal business hours for a period of 10 days prior to the meeting.

    We welcome your attendance at the meeting. Whether or not you expect to attend the meeting in person, we urge you to complete, date, sign and return the enclosed proxy card as promptly as possible. A postage-prepaid envelope is enclosed for that purpose. Your proxy is revocable and will not affect your right to vote in person if you decide to attend the meeting. Simply attending the meeting, however, will not revoke your proxy. For an explanation of the procedures for revoking your proxy, see the section of the Proxy Statement captioned "The Special Meeting--Proxies." Returning your proxy card without indicating how you want to vote will have the same effect as a vote FOR the approval of the Plan of Merger and the issuance of the shares of common and preferred stock thereunder; FOR the approval of the increase in authorized shares; FOR the name change; and FOR the approval of the Incentive Plan. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR VOTE IN PERSON AT THE MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE ISSUANCE OF SHARES THEREUNDER, AGAINST THE APPROVAL OF THE INCREASE IN AUTHORIZED SHARES, AND AGAINST THE NAME CHANGE.

    Our principal executive offices are located at 190 SW Harrison, Portland, Oregon, 97210. Our telephone number is (503) 306-4444.

                                          By Order of the Board of Directors
                                          Jeffrey S. Sperber, SECRETARY

Portland, Oregon
November 8, 1999

                            YOUR VOTE IS IMPORTANT.
     TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
           CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                             DO NOT SEND ANY STOCK
                       CERTIFICATES WITH YOUR PROXY CARD.

                         FIRSTLINK COMMUNICATIONS, INC.
                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS

    FirstLink Communications, Inc. ("FirstLink" or the "Company") has agreed to merge with USOL Holdings, Inc. ("USOL") pursuant to a plan of merger (the "Plan of Merger") described in an Agreement and Plan of Merger and Reorganization dated July 21, 1999, between FirstLink and USOL (together with exhibits and schedules thereto, the "Merger Agreement"). Pursuant to the Merger Agreement, USOL will be merged with and into FirstLink, with FirstLink as the surviving corporation (the "Merger"). As a result of the Merger, shareholders of USOL will become shareholders of FirstLink on the terms described in this Proxy Statement. Throughout this Proxy Statement, FirstLink after the Merger, including its subsidiaries, will be referred to as the "Combined Company." To complete the Merger, FirstLink's shareholders must first approve the Plan of Merger and certain related events, including amending FirstLink's articles of incorporation to increase the authorized number of shares of common stock and preferred stock.

    FirstLink's Board of Directors (the "Board") has called a special meeting of shareholders (the "Meeting") to vote on the Plan of Merger, and on certain other matters. The Meeting will be held on December 15, 1999. The Board is soliciting proxies to be used at the Meeting through this Proxy Statement.

    At the Meeting, FirstLink shareholders will be requested to consider and vote upon proposals (1) to approve the Plan of Merger with USOL which is described in the Merger Agreement, including the issuance of shares of common and preferred stock in the Merger; (2) to approve an amendment to FirstLink's articles of incorporation ("Articles") to increase the number of shares FirstLink is authorized to issue from 20,000,000 shares of common stock and 1,000,000 shares of preferred stock to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock (the "Share Amendment"); (3) to approve an amendment to the Articles to change FirstLink's name to "USOL Holdings, Inc." (the "Name Change"); and (4) to approve FirstLink's 1999 Incentive Plan (the "Incentive Plan").

    The above matters are discussed in detail in this Proxy Statement. We urge you to read and consider carefully this entire Proxy Statement.

    FirstLink's common stock is presently quoted on the Nasdaq SmallCap Market. FirstLink intends to apply for inclusion of its securities on the Nasdaq National Market. The continued listing of FirstLink's common stock on Nasdaq is a condition precedent to the Merger. On November 8, 1999, the last trading day before the date of this Proxy Statement, the last reported sales price on the Nasdaq SmallCap Market for FirstLink's common stock was $3.88.

    A SHAREHOLDER MAY REVOKE ANY PROXY AT ANY TIME BEFORE IT IS VOTED BY MAILING OR DELIVERING WRITTEN NOTICE OF SUCH REVOCATION TO THE SECRETARY OF FIRSTLINK; BY PROVIDING A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY; OR BY REVOKING A WRITTEN PROXY IN PERSON AT THE MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.

    This Proxy Statement, notice of the Meeting, and a proxy card are first being mailed on or about November 8, 1999, to FirstLink shareholders eligible to vote at the Meeting.

    FirstLink is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone or other personal solicitations of certain FirstLink shareholders and brokers by one or more of the directors or by officers or employees of FirstLink. FirstLink may reimburse banks and brokers or other similar agents or fiduciaries the expenses incurred by such agents or fiduciaries in mailing the Proxy Statement to beneficial owners of FirstLink's common stock. FirstLink has retained Mackenzie Partners to assist it in soliciting proxies. FirstLink estimates that it will pay Mackenzie Partners $4,500 for its services in connection with such solicitations.

    Only FirstLink shareholders of record as of the close of business on October 29, 1999 (the "Record Date") will be entitled to vote at the Meeting. Representation of a majority of FirstLink's shares of common stock outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. As of the Record Date, FirstLink had outstanding 3,706,979 shares of common stock, with each share entitled to one vote. Provided a quorum is present at the Meeting, in person or by proxy, the proposals concerning the Merger, the Share Amendment, and the Name Change will require the affirmative vote of 1,853,490 shares for approval. Provided a quorum is present at the meeting, in person or by proxy, the proposal regarding the Incentive Plan will be approved if the number of votes of shares represented at the Meeting, in person or by proxy, voting in favor of approval of the Incentive Plan are greater than the number of shares voting against approval.

                     TABLE OF CONTENTS FOR PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE INCENTIVE
  PLAN......................................................      6
WHO CAN HELP ANSWER YOUR QUESTIONS..........................      8
SUMMARY
  The Companies.............................................      9
  The Plan of Merger........................................     10
  Background of the Merger..................................     10
  Consequences of the Merger to the Firstlink
    Shareholders............................................     10
  Conditions of the Merger..................................     10
  Termination of the Merger Agreement.......................     10
  Amending or Waiving Terms of the Merger Agreement.........     11
  Regulatory Approvals......................................     11
  Financing for the Merger..................................     11
  Litigation Related to the Merger..........................     11
  Interests of Certain Persons..............................     12
  The Share Amendment to the Articles of Incorporation......     12
  The Name Change...........................................     12
  Price Range of Common Stock and Warrants..................     13
WHERE YOU CAN FIND MORE INFORMATION.........................     14
THE MARKET FOR FIRSTLINK'S SECURITIES.......................     14
THE MARKET FOR USOL'S SECURITIES............................     14
SELECTED FINANCIAL DATA
  FirstLink Communications, Inc.............................     15
  USOL Holdings, Inc........................................     15
  FirstLink Communications, Inc.--Pro Forma.................     16
FIRSTLINK'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
  General...................................................     18
  Overview..................................................     18
  Results of Operations.....................................     18
  Liquidity and Capital Resources...........................     19
US ONLINE'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
  Overview..................................................     22
  Results of Operations.....................................     22
  Year 2000.................................................     23
THE SPECIAL MEETING
  Date, Time and Place of Meeting...........................     25
  Matters to be Considered..................................     25
  Record Date and Outstanding Shares........................     25
  Quorum....................................................     25
  Required Vote.............................................     26
  Proxies...................................................     26
  Solicitation of Proxies; Expenses.........................     26
PROPOSAL NO. 1: THE PLAN OF MERGER
  General...................................................     27
  Background of the Merger..................................     27
  Recommendation of the Board of Directors..................     28
  Closing; Effective Time...................................     29
  Structure of the Merger and Conversion of USOL Common
    Stock and Preferred Stock...............................     30

  Treatment of USOL Stock Options and Warrants..............     31
  Material Federal Income Tax Consequences of the Merger....     31
  Accounting Treatment of the Merger........................     32
  Regulatory Filings and Approvals Required to Complete the
    Merger..................................................     32
  Nasdaq Listing............................................     32
  Board of Directors and Management of FirstLink Following
    the Merger..............................................     32
  Operations After the Merger...............................     32
  Employment Agreements.....................................     33
  Appraisal Rights..........................................     33
THE MERGER AGREEMENT
  The Merger................................................     35
  Representations and Warranties............................     35
  Conduct of Business Before Completion of the Merger.......     35
  Additional Agreements.....................................     36
  Conditions to Completion of the Merger....................     36
  Termination of the Merger Agreement; Expenses.............     37
  Extension, Waiver and Amendment of the Merger Agreement...     37
  Lock-Up Agreements........................................     38
  Directors and Executive Officers..........................     38
PROPOSAL NO. 2: INCREASE IN AUTHORIZED STOCK
  Purpose and Effect of the Share Amendment.................     39
DESCRIPTION OF FIRSTLINK SECURITIES
  Common Stock..............................................     40
  Preferred Stock...........................................     40
PROPOSAL NO. 3: NAME CHANGE.................................     43
PROPOSAL NO. 4: APPROVAL OF THE INCENTIVE PLAN
  General...................................................     44
  Terms of the Incentive Plan...............................     44
  Federal Income Tax Considerations.........................     47
THE BUSINESS OF FIRSTLINK AND USOL
  General...................................................     49
  Industry Overview and Competition.........................     49
  Government Regulation.....................................     50
  The Market................................................     54
  Business Strategy.........................................     54
  Growth Strategy...........................................     55
INFORMATION ABOUT FIRSTLINK
  Business..................................................     56
INFORMATION ABOUT USOL
  Business..................................................     58
MANAGEMENT OF FIRSTLINK PRIOR TO THE MERGER
  Officers and Directors....................................     64
  Director Nominee..........................................     66
  Director Compensation.....................................     66
  Limitation on Directors' Liability; Indemnification.......     66
  Certain Relationships and Related Transactions............     66
COMPENSATION OF MANAGEMENT
  Summary Compensation Table................................     68
  Salary Continuation Agreements............................     68
  Stock Incentive Plans.....................................     68

MANAGEMENT OF THE COMBINED COMPANY
  Officers and Directors....................................     70
  Employment Agreements.....................................     72
PRINCIPAL SHAREHOLDERS
  Common Stock..............................................     73
  Series A Preferred Stock..................................     74
  Series B Preferred Stock..................................     75
INDEPENDENT PUBLIC ACCOUNTANTS..............................     76
INDEX TO FINANCIAL STATEMENTS...............................    F-1

APPENDICES                                                    APPENDIX NO.
----------                                                    ------------
  AGREEMENT AND PLAN OF REORGANIZATION AND MERGER...........        A
  OREGON DISSENTERS' RIGHTS STATUTE.........................        B
  AMENDMENT TO THE ARTICLES OF INCORPORATION (INCREASE
    AUTHORIZED SHARES)......................................        C
  AMENDMENT TO THE ARTICLES OF INCORPORATION (CHANGE OF
    NAME)...................................................        D
  INCENTIVE PLAN............................................        E

                        QUESTIONS AND ANSWERS ABOUT THE
                         MERGER AND THE INCENTIVE PLAN

    Q: WHY AM I RECEIVING THESE MATERIALS?

    A: FirstLink has entered into an agreement with USOL to merge with USOL (the "Merger") by exchanging FirstLink common stock and preferred stock for all of the outstanding common stock and preferred stock, respectively, of USOL held by USOL's shareholders. FirstLink's and USOL's boards of directors have approved the Plan of Merger. To accomplish the Merger, FirstLink needs to amend its Articles to authorize the issuance of additional shares (the "Share Amendment") and to change our corporate name to USOL Holdings, Inc. (the "Name Change"). The Plan of Merger and the amendments to the Articles now require the approval of FirstLink's shareholders. We are sending you these materials to help you decide whether to approve the Plan of Merger and the amendments. Additionally, we are requesting approval of the Incentive Plan that has been adopted by FirstLink's Board.

    Q: WHY IS FIRSTLINK PROPOSING TO MERGE WITH USOL?

    A: Beginning In November 1998, we began a search for an acquisition that would provide us with an alternate method to provide cable television service to our customers, and that would enable us to accelerate our growth plans. We began discussing a possible combination with U.S. Online Communications, Inc. ("US Online") in February 1999 and we signed a letter of intent with US Online in May 1999 which provided that US Online would sell substantially all of its assets and some liabilities to a newly formed company, USOL; USOL would be capitalized with $50,000,000 in new funding; and then USOL would merge with us. USOL provides cable and other services through direct broadcasting systems, by-passing cable companies. In addition, USOL has a larger, more experienced management team, and it provides services to a much larger number of apartment and condominium complexes than does FirstLink. USOL now has significantly greater financial resources than does FirstLink.

    Q: DOES THE BOARD RECOMMEND VOTING IN FAVOR OF THE MERGER?

    A: Our Board has unanimously determined that the Plan of Merger is fair to and in the best interests of the shareholders, and unanimously recommends that shareholders vote FOR the approval of the Plan of Merger, FOR the Share Amendment, FOR the Name Change, and FOR the approval of the Incentive Plan.

    Q: HOW WILL THE MERGER AFFECT MY OWNERSHIP OF FIRSTLINK?

    A: You will have the same number of shares of FirstLink stock you presently have, with substantially all of the rights you now hold. However, your shares will represent a significantly smaller percentage of the total shares of the Combined Company that will be outstanding after the Merger, as compared to your current percentage ownership in FirstLink. However the Combined Company will have significantly more assets and resources than does FirstLink, including additional, experienced management, substantially more customers, a more sophisticated customer service department, and additional capital. The common stock and warrants of the Combined Company will be traded on Nasdaq under the symbols "USOL" and "USOLW", respectively.

    Q: WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

    A: We are working towards completing the Merger as quickly as possible. In addition to shareholder approvals, we must also obtain certain regulatory approvals. Although we cannot predict exactly when such regulatory approvals will be received, we hope to complete the Merger in the fourth quarter of 1999.

    Q: WILL I OWE ANY FEDERAL INCOME TAX AS A RESULT OF THE MERGER?

    A: We expect that the Merger will not be a taxable event for you for federal income tax purposes.

    Q: WHEN AND WHERE IS THE MEETING?

    A: The Meeting will be held on December 15, 1999, at the RiverPlace Hotel, McCall Room, 1510 Southwest Harbor Way, Portland, Oregon, at 10:00 A.M.

    Q: WHO CAN VOTE ON THE MERGER, THE SHARE AMENDMENT, THE NAME CHANGE, AND THE INCENTIVE PLAN?

    A: Holders of FirstLink common stock at the close of business on October 29, 1999, the Record Date relating to the Meeting, may vote on the Plan of Merger, the Share Amendment, the Name Change, and the Incentive Plan.

    Q: WHAT VOTE IS REQUIRED?

    A: The Plan of Merger, the Share Amendment, and the Name Change must be approved by the affirmative vote of at least a majority of the outstanding shares of FirstLink common stock. Certain of our shareholders have provided USOL with their proxies to vote their shares in favor of the Plan of Merger and the Share Amendment. These proxies (the "Early Proxies") represent a total of 735,877 shares, or approximately 20% of the total number of shares of FirstLink common stock outstanding on the Record Date.

    The Incentive Plan must be approved by the affirmative vote of at least a majority of the shares represented (in person or by proxy) at the Meeting. The holders of the Early Proxies intend to vote to approve the Incentive Plan.

    Q: WHAT DO I NEED TO DO NOW?

    A: Read this Proxy Statement. Then, if you choose to vote by proxy, complete your proxy card and indicate how you want to vote. Sign and mail the proxy card in the enclosed return envelope as soon as possible. You should complete, sign and return your proxy card even if you currently expect to attend the Meeting and vote in person. Mailing in a proxy card now will not prevent you from later canceling or "revoking" your proxy right up to the day of the Meeting, and you will ensure that your shares get voted if you later find you are unable to attend. If you sign and send in the proxy card and do not indicate how you want to vote, your proxy will be voted FOR the approval of the Plan of Merger; FOR the approval of the Share Amendment; FOR the approval of the Name Change; and FOR the approval of the Incentive Plan. If you do not vote by either sending in your proxy card or voting in person at the Meeting, it will have the same effect as a vote AGAINST the approval of the Plan of Merger, AGAINST the Share Amendment, and AGAINST the Name Change. This is why it is very important that you vote and return your proxy card as soon as possible.

    Q: CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

    A: Yes. You can change your vote at any time before the vote is taken at the Meeting. You can do this in one of three ways. First, you can send a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to the Secretary of FirstLink at 190 SW Harrison, Portland, Oregon, 97201. We must receive the notice or new proxy card before the vote is taken at the Meeting. Third, you can attend the Meeting and vote in person. Simply attending the Meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

    Q: IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES FOR ME?

    A: Your broker will vote your shares only if you tell the broker how to vote. To do so, follow the directions your broker provides. Without instructions, your broker will not vote your shares and the failure to vote will have the same effect as a vote AGAINST the approval of the Plan of Merger; AGAINST the approval of the Share Amendment; and AGAINST the Name Change.

    Q: WHAT OTHER MATTERS WILL BE VOTED ON AT THE MEETING?

    A: In addition to the Plan of Merger, the Share Amendment, and the Name Change, you will be asked to approve and adopt the Incentive Plan which would allow FirstLink's directors to issue options, restricted stock, or stock appreciation rights. The Board has initially reserved 3,000,000 shares of FirstLink common stock for issuance under the Incentive Plan. The proposal to approve and adopt the Incentive Plan is separate from, and is in no way conditioned upon the outcome of the vote on, the proposal to approve and adopt the Plan of Merger, the Share Amendment, or the Name Change. The Board does not expect to ask FirstLink shareholders to vote on any other matters at the Meeting.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

    If you have more questions about the Plan of Merger, the Share Amendment, the Name Change, or the Incentive Plan, you should contact:

    FirstLink Communications, Inc.
    190 SW Harrison
    Portland, Oregon 97201
    Attention: Roger Pease
    Telephone: (503) 306-4444
    Facsimile: (503) 306-4333

    If you would like additional copies of this Proxy Statement, or if you have questions about how to complete and return your proxy card, you should contact:

    Larry Dennedy
    MacKenzie Partners
    156 Fifth Avenue
    New York, New York 10010
    Telephone: (212) 929-5239
    Facsimile: (212) 929-0061

                                    SUMMARY

THIS SUMMARY ONLY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO FULLY UNDERSTAND THE PLAN OF MERGER, THE SHARE AMENDMENT, THE NAME CHANGE, AND THE INCENTIVE PLAN, AND FOR A DESCRIPTION OF THE LEGAL TERMS OF THE PLAN OF MERGER, YOU SHOULD READ CAREFULLY THIS ENTIRE PROXY STATEMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 14.

THE COMPANIES

   (SEE PAGES 49 THROUGH 63)
    FIRSTLINK COMMUNICATIONS, INC.
    190 SW HARRISON
    PORTLAND, OREGON 97201
    (503) 306-4444.

    FirstLink provides cable television and local and long distance telephone services to residents in multiple-family dwelling units ("MDUs"). FirstLink markets these services to the residents of the buildings through agreements with the owners or managers of the MDUs. These right of entry ("ROE") contracts give FirstLink the exclusive right to market the services to the residents of the complexes. FirstLink currently has ROE contracts with 16 residential developments in three cities in the United States. As of June 30, 1999, 14 of those properties were online, all in Portland, Oregon, representing 3,300 cable and 3,300 phone units.

   USOL HOLDINGS, INC.
    10300 METRIC BOULEVARD
    AUSTIN, TEXAS 78758
    (512) 651-3780

    USOL is an Austin, Texas based provider of telecommunication and ancillary services to residents of MDUs. It serves properties in Austin, Dallas, and San Antonio, Texas, Denver, Colorado, and Washington, D.C., passing approximately 13,700 cable television ("CATV") units and 6,900 telephone units. USOL also provides ancillary services to residents of MDUs under exclusive marketing agreements with owners. USOL was formed in May 1999, and on July 21, 1999, acquired, through two separate wholly-owned subsidiaries, substantially all of the assets and certain of the liabilities of US Online, and certain assets from GMAC Commercial Mortgage Corporation ("GMACCM").

    The primary assets purchased from GMACCM were exclusive agreements to market various products and services to tenants of MDUs. With few exceptions, the services provided do not presently include cable television. As a result, these assets represent a separate potential product line.

THE MEETING

DATE, TIME AND PLACE

    The Meeting will be held on December 15, 1999, at 10:00 A.M., local time, in the McCall Room of the RiverPlace Hotel, 1510 Southwest Harbor Way, Portland, Oregon 97201. See "The Special Meeting."

RECORD DATE; VOTING POWER

    At the Meeting, you will be entitled to one vote for each share of FirstLink common stock you hold of record as of the Record Date. The Record Date is October 29, 1999. As of the Record Date, there were 3,706,979 shares of FirstLink common stock outstanding which are entitled to vote at the Meeting.

    The Plan of Merger and the two amendments to the Articles must be approved by the affirmative vote of at least a majority of the outstanding shares of common stock. The Incentive Plan must be approved by a majority of the shares of common stock represented at the Meeting.

    We do not expect to ask shareholders to vote on any other matters at the Meeting. However, if any other matters are properly presented for consideration at the Meeting, the persons named by the shareholders to be their proxies will have discretion to vote on such matters in accordance with their best judgment. Proxies voting against a specific proposal may not be used by such persons to vote for adjournment of the Meeting for the purpose of giving management additional time to solicit votes in favor of such proposal.

    The Merger Agreement requires that certain shareholders of FirstLink, including its officers and directors who are shareholders, vote their shares in favor of approval of the Plan of Merger and the Share Amendment. Those persons have delivered USOL their irrevocable proxies to vote for the Plan of Merger and the Share Amendment. Those Early Proxies represent a total of 735,877 shares, or approximately 20% of the total number of shares of FirstLink common stock outstanding as of the Record Date.

THE PLAN OF MERGER

    (SEE PAGES 27 THROUGH 34)

    The Plan of Merger is set forth in the Merger Agreement, which is described on pages 29 through 36 and attached as Appendix A to this Proxy Statement. We encourage you to read carefully the Merger Agreement in its entirety as it is the legal document that governs the Merger.

BACKGROUND OF THE MERGER

    (SEE PAGES 27 THROUGH 28)

    For a description of the events leading to the approval of the Merger Agreement by the Board, see "The Merger Proposal--Background of the Merger."

CONSEQUENCES OF THE MERGER TO THE FIRSTLINK SHAREHOLDERS

    As a result of the Merger, the shareholders of FirstLink will incur substantial dilution in their aggregate ownership in the Combined Company as compared to their aggregate ownership of FirstLink. At the effective time of the Merger (the "Effective Time"), the shareholders of FirstLink as they exist immediately before the Effective Time will own approximately 53% of the total shares of the Combined Company's common stock outstanding immediately after the Effective Time. Because a substantial number of shares of preferred stock will also be issued, current shareholders of FirstLink will hold only approximately 16% of the voting rights of the Combined Company after the Merger. However, the Combined Company will be substantially larger than FirstLink is today. The shareholders of FirstLink will not receive any additional shares or other consideration in connection with the Merger.

CONDITIONS OF THE MERGER

    (SEE PAGE 36)

    The Merger will be completed only if a number of conditions are met or waived, including the following:

    - The required approval of FirstLink's shareholders has been obtained,

    - All necessary approvals, including the approval of the Federal Communications Commission (the "FCC"), have been obtained and remain in effect,

    - No law, injunction, or order restrains or prohibits the completion of the Merger, and

    - The shares of FirstLink common stock to be issued in the Merger shall have been approved for continued inclusion in the Nasdaq Stock Market.

TERMINATION OF THE MERGER AGREEMENT

    (SEE PAGE 37)

    FirstLink and USOL may agree to terminate the Merger Agreement at any time. In addition, either party may terminate the Merger Agreement if a court or other governmental body issues a final order or ruling that restrains or prohibits the Merger; if FirstLink's shareholders do not approve the Plan of Merger; if the Merger is not completed by December 31, 1999 (other than because the terminating party breached the Merger Agreement); if one party breaches the Merger Agreement and the breach is not cured prior to December 31, 1999, and the non-breaching party chooses to terminate the Merger Agreement; if the board of directors of either FirstLink or USOL withdraws its recommendation to approve the Merger; or if either FirstLink or USOL receives a proposal for a transaction from a third party, or a tender offer from a third party, and the board of directors of the company receiving such proposal does not reconfirm its recommendation to approve the Plan of Merger, or such board of directors recommends the third party acquisition to such company's shareholders.

USOL may also terminate the Merger Agreement if FirstLink does not call a shareholders meeting to vote on the Merger before December 31, 1999.

    USOL may also terminate the Merger Agreement if someone other than FirstLink proposes to acquire USOL in a transaction that is superior to the Merger from a financial point of view to USOL's shareholders. Similarly, if someone other than USOL proposes to acquire or merge with FirstLink in a transaction that is superior to the Merger from a financial point of view to FirstLink's shareholders, FirstLink may terminate the Merger Agreement.

    FirstLink and USOL have agreed that they will not solicit any such transaction; and that if they are presented with an offer for such a transaction, they will use their respective best efforts to cause the transaction to include the other party.

    Termination of the Merger Agreement by either party may be before or after shareholder approval. Under certain circumstances, FirstLink or USOL will be required to pay fees and expenses to the other as a result of the termination, including a fee of $1,000,000. See "The Merger Agreement--Termination of the Merger Agreement; Expenses."

AMENDING OR WAIVING TERMS OF THE MERGER AGREEMENT

    (SEE PAGE 37)

    FirstLink and USOL may amend the Merger Agreement by mutual consent before or after FirstLink's shareholders approve the Merger. Also, either the FirstLink or USOL board of directors may waive conditions that, under the Merger Agreement, would allow it to terminate the Merger Agreement. Once FirstLink's shareholders approve the Merger, however, applicable law may require that certain subsequent amendments or waivers also be approved by the shareholders, in which case FirstLink intends to re-solicit proxies from its shareholders. If applicable law does not require such re-solicitation, FirstLink will not re-solicit proxies.

REGULATORY APPROVALS

    (SEE PAGE 32)

    FirstLink and USOL may not complete the Merger until the FCC approves the transfer of the FCC licenses held by USOL to USOL, Inc., a wholly-owned subsidiary of USOL ("USOL Sub") and the subsequent change of ownership of USOL Sub to the Combined Company. USOL has applied for FCC approval to transfer those FCC licenses to USOL Sub, and for the change of ownership of USOL Sub, which will result from the Merger. USOL and FirstLink believe that they will receive those approvals in November 1999.

    In addition, FirstLink and USOL are seeking the approval of the regulatory authorities of four states to the transfer of state licenses held by them. Application has been made for such approvals, and the parties believe that the transfers will be approved.

FINANCING FOR THE MERGER

    (SEE PAGE 26)

    The parties have agreed to pay their own costs of the Merger, which they expect will total approximately $500,000. This does not include the costs of USOL's acquisitions of assets from US Online and GMACCM.

LITIGATION RELATED TO THE MERGER

    As of the date of this Proxy Statement, we are not aware of any lawsuits that have been filed relating to the Merger.

APPRAISAL RIGHTS

    (SEE PAGES 33 THROUGH 34)

    FirstLink is a corporation organized under Oregon law. Under Oregon law, if you do not vote in favor of the Merger and you follow all of the procedures for demanding your appraisal rights described on pages 33 and 34, and in Appendix B, you may receive a cash payment for the "fair value" of your shares of common stock. If you properly exercise and perfect your appraisal rights, the fair value of your shares will be determined, initially, by FirstLink, and may be more than, the same as, or less than the market value of your shares. IF YOU WANT TO EXERCISE YOUR APPRAISAL

RIGHTS, YOU ARE URGED TO READ AND CAREFULLY FOLLOW THE PROCEDURES ON PAGES
  THROUGH   AND IN APPENDIX B. FAILURE TO TAKE ANY OF THE STEPS REQUIRED UNDER
OREGON LAW WILL RESULT IN THE LOSS OF YOUR APPRAISAL RIGHTS.

INTERESTS OF CERTAIN PERSONS

    You should note that the directors and executive officers of FirstLink have interests in approving the Merger as employees and/or directors that are different from, or in addition to, the interests of FirstLink's shareholders generally. For example, three of FirstLink's current directors, including
Mr. Pease, who is also FirstLink's Chief Executive Officer, have been designated as members of the board of directors of the Combined Company. Mr. Sperber, FirstLink's Chief Financial Officer, will continue in that capacity with the Combined Company. Mr. Pease may also continue with the Combined Company in some capacity beyond his directorship.

    Certain officers of FirstLink have employment and stock option agreements that will provide them with certain benefits if the Merger occurs. For example, Messrs. Pease and Sperber have employment agreements that entitle them to compensation if their employment with FirstLink is terminated under certain specified conditions following a "change of control" transaction. The Merger constitutes such a transaction. If the Combined Company does not continue
Mr. Pease's employment, it will pay him $150,000, plus some additional benefits. Mr. Sperber has entered into an agreement with USOL for his continued employment with the Combined Company.

THE SHARE AMENDMENT

    (SEE PAGES 39 THROUGH 42)

    FirstLink Shareholders will also be asked to vote on the adoption of an amendment to FirstLink's Articles to increase the number of shares FirstLink is authorized to issue. The Articles presently authorize the issuance of 20,000,000 shares of no par value common stock and 1,000,000 shares of no par value preferred stock. The Share Amendment would increase the authorized number of shares to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock. This amendment is required in order for FirstLink to issue the shares of common stock and preferred stock to USOL shareholders in the Merger. A copy of the proposed amendment is attached as Appendix C to this Proxy Statement and we encourage you to read the Share Amendment in its entirety.

    The Board recommends that you vote FOR the adoption of the Share Amendment.

THE NAME CHANGE

    (SEE PAGE 43)

    FirstLink shareholders will also be asked to vote on the approval of an amendment to FirstLink's Articles to change the company's name to "USOL Holdings, Inc." The Board believes that the name change would more accurately describe the Combined Company's business, which will operate under the "USOL Holdings, Inc." name and under the assumed names "US Online" and US Online Communications." A copy of the proposed amendment is attached as Appendix D to this Proxy Statement and we encourage you to read the amendment relating to the Name Change in its entirety. This amendment will only be adopted if the shareholders approve the Plan of Merger. The Board recommends that you vote FOR the approval of the Name Change.

THE INCENTIVE PLAN

    (SEE PAGES 44 THROUGH 48)

    In addition to the proposals to approve the Plan of Merger and the amendments of the Articles, FirstLink shareholders will be asked to vote on a separate proposal to approve an Incentive Plan, which provides for the granting of (1) incentive options to key employees; and (2) non-statutory options, restricted stock awards, and stock appreciation rights to key employees and other persons. The proposal to approve and adopt the Incentive Plan is separate from, and in no way conditioned upon the outcome of, the proposal to approve and adopt the Merger Agreement. A copy of the Incentive Plan is attached as Appendix E to this Proxy Statement and we encourage you to read the Incentive Plan in its entirety. The Incentive Plan provides that, initially, up to 3,000,000 shares of common stock may be issued under the Incentive Plan. That number automatically increases to 10% of the number of shares of common stock issued and outstanding if additional shares are issued.

    The Board recommends that you vote FOR the approval and adoption of the Incentive Plan.

PRICE RANGE OF COMMON STOCK AND WARRANTS

    (SEE PAGE 14)

    FirstLink's common stock and certain common stock purchase warrants are quoted on the SmallCap Market tier of the Nasdaq Stock Market. FirstLink publicly announced its intention to merge with USOL on May 4, 1999. The last sale price on Nasdaq for the common stock was $6.75, and the last sale price for the warrants was $1.44 on May 3, 1999, the last day on which trades were made for such securities prior to that public announcement. The Company announced the execution of the Merger Agreement on July 26, 1999. On July 23, 1999, the last trading day prior to that announcement, the last sale prices on Nasdaq for the common stock and the warrants were $6.63 per share and $1.44 per warrant, respectively. On the Record Date, the last sale price of the common stock was $4.06 per share. On October 28, 1999, the last day that the warrants traded before the Record Date, the last sale price of the warrants was $1.13 per warrant. WE URGE YOU TO OBTAIN CURRENT MARKET QUOTATIONS.

                      WHERE YOU CAN FIND MORE INFORMATION

    FirstLink files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file at the Commission's Public Reference Rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. You can also obtain copies of our Commission filings by going to the Commission's web site at http://www.sec.gov.

                     THE MARKET FOR FIRSTLINK'S SECURITIES

    FirstLink's common stock and certain common stock purchase warrants trade on the Nasdaq SmallCap Market under the symbols "FLCI" and "FLCIW," respectively.

    The following table sets forth the high and low sales prices for each quarter since FirstLink completed its initial public offering on July 27, 1998. There was no public market for FirstLink's stock or warrants prior to that date.

                                                                 COMMON STOCK            WARRANTS
                                                              -------------------   -------------------
QUARTER ENDED                                                   HIGH       LOW        HIGH       LOW
-------------                                                 --------   --------   --------   --------
September 30, 1998..........................................   $4.50      $1.50      $ .56      $ .13
December 31, 1998...........................................   $2.31      $1.13      $ .25      $ .06
March 31, 1999..............................................   $2.37      $1.69      $ .22      $ .06
June 30, 1999...............................................   $6.75      $1.72      $1.88      $ .19
September 30, 1999..........................................   $5.56      $4.13      $1.50      $ .81
December 31, 1999 (through November 5, 1999)................   $4.44      $3.75      $1.38      $ .88

    There were approximately 1400 holders of record of FirstLink's common stock as of the Record Date.

                                DIVIDEND POLICY

    No dividends have been declared or paid by FirstLink, nor does FirstLink anticipate paying cash dividends on the shares of common stock in the foreseeable future. The terms of the Series A and Series B Preferred Stock that will be issued in connection with the Merger will prohibit the payment of dividends on the common stock until all dividends accrued and unpaid on the preferred stock have been paid.

                        THE MARKET FOR USOL'S SECURITIES

    There is no market for USOL's common stock or preferred stock.

    No dividends have been declared or paid by USOL, nor does USOL anticipate paying cash dividends on the shares of common stock in the foreseeable future. The holders of USOL's Series A and Series B Preferred Stock are entitled to receive cumulative dividends of 12% per annum, payable quarterly in cash or stock commencing September 30, 1999. (See "Description of Securities--Preferred Stock").

                            SELECTED FINANCIAL DATA

FIRSTLINK COMMUNICATIONS, INC.

    Set forth below is selected summary financial information with respect to FirstLink. Financial information as of and for each of the years in the two year period ended December 31, 1998, is derived from the financial statements included elsewhere in this Proxy Statement and is qualified by reference to such financial statements and the notes related thereto. Financial information as of June 30, 1999, and for the six month periods ended June 30, 1999, and June 30, 1998, are derived from unaudited financial statements of FirstLink. The unaudited financial statements have been prepared on the same basis as the audited financial statements and, in the opinion of management, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information set forth therein. The historical results are not necessarily indicative of the operating results to be expected in the future.

BALANCE SHEET DATA:

                                                              DECEMBER 31, 1998    JUNE 30, 1999
                                                              ------------------   --------------
                                                                          (UNAUDITED)
Cash, cash equivalents, and investment securities...........      $4,902,077         $3,507,401
Total current assets........................................       5,081,033          4,191,756
Working capital.............................................       4,642,961          3,815,441
Property and equipment, net.................................       1,173,668          1,200,489
Total assets................................................       6,263,779          5,470,047
Current liabilities.........................................         438,072            376,315
Long term debt, net of current portion......................         177,279            142,778
Total stockholders' equity..................................       5,648,428          4,950,954

STATEMENT OF OPERATIONS DATA:

                                                 FOR THE YEARS ENDED      FOR THE SIX MONTHS ENDED
                                                     DECEMBER 31                   JUNE 30
                                               ------------------------   -------------------------
                                                  1997         1998          1998          1999
                                               ----------   -----------   -----------   -----------
                                                                   (UNAUDITED)
Revenues.....................................  $  879,903   $ 1,246,011   $  599,484    $  676,415
Total expenses...............................   1,351,524     2,843,684    1,187,211     1,480,341
Operating loss...............................    (471,621)   (1,597,673)    (587,727)     (803,926)
Other (income) expense, net..................     106,655       236,301      160,130       (49,738)
Net loss.....................................    (578,276)   (1,833,974)    (747,857)     (754,188)

USOL HOLDINGS, INC.

    USOL was formed on May 12, 1999, to acquire substantially all of the assets and certain of the liabilities of US Online and certain assets of GMACCM. It had no operations prior to the acquisitions, which occurred on July 21, 1999. USOL's only activity prior to July 21, 1999, was its initial capitalization through the issuance of 425,000 shares of common stock to members of its management in exchange for $425 in cash and the recording of $849,575 in stock compensation expense related thereto. The recorded stock compensation expense was based on the difference between the cash paid and the estimated $2.00 per share fair market value of the shares on the date of issuance.

U.S. ONLINE COMMUNICATIONS, INC.

    Set forth below is selected summary financial information with respect to US Online. Financial information as of and for each of the years in the two year period ended December 31, 1998, are derived from the financial statements included elsewhere in this Proxy Statement and is qualified by reference to such financial statements and the notes related thereto. Financial information as of June 30, 1999, and for the six month periods ended June 30, 1999 and 1998 are derived from unaudited financial statements of US Online. The unaudited financial statements have been prepared on the same basis as the audited financial statements and, in the opinion of management, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information set forth therein. The historical results are not necessarily indicative of the operating results to be expected in the future.

BALANCE SHEET DATA:

                                                              DECEMBER 31, 1998    JUNE 30, 1999
                                                              ------------------   --------------
                                                                          (UNAUDITED)
Cash and cash equivalents...................................     $  1,007,988       $  1,212,856
Total current assets........................................        2,287,329          2,047,620
Working capital deficit.....................................      (20,841,727)       (23,589,637)
Property and equipment, net.................................       12,065,217         11,835,192
Total assets................................................       17,635,748         16,744,106
Current liabilities.........................................       23,129,056         25,637,257
Long term debt, net of current portion......................               --                 --
Total stockholders' deficit.................................       (5,732,135)        (9,129,564)

STATEMENT OF OPERATIONS DATA:

                                               FOR THE YEARS ENDED       FOR THE SIX MONTHS ENDED
                                                   DECEMBER 31                    JUNE 30
                                            --------------------------   -------------------------
                                               1997           1998          1998          1999
                                            -----------   ------------   -----------   -----------
                                                                 (UNAUDITED)
Revenues..................................  $ 2,721,293   $  5,108,225   $ 2,344,965   $ 2,831,079
Total expenses............................    8,442,036     11,628,800     5,036,216     4,481,844
Loss from operations......................   (5,720,743)    (6,520,575)   (2,691,251)   (1,650,765)
Other expense, net........................   (3,276,039)    (4,964,746)   (2,600,140)   (1,800,641)
Loss before minority interest.............   (8,996,782)   (11,485,321)   (5,291,391)   (3,451,406)
Minority interest in (income) loss of
  subsidiary..............................      (10,463)        37,863         6,139         2,414
Net loss..................................   (9,007,245)   (11,447,458)   (5,285,252)   (3,448,992)

FIRSTLINK COMMUNICATIONS, INC.--PRO FORMA

    Set forth below is selected pro forma condensed consolidated financial information, giving effect to (i) the acquisition of substantially all of the assets and certain liabilities of US Online by USOL Sub on July 21, 1999,
(ii) the purchase of certain assets, primarily contract rights, from GMACCM by TheResidentClub.com, Inc., a wholly - owned subsidiary of USOL Sub, on July 21, 1999, and (iii) the proposed merger of FirstLink and USOL. The unaudited pro forma consolidated condensed balance sheet as of June 30, 1999, and the unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1998, and the six months ended June 30, 1999, are based on the individual balance sheets and statements of operations of USOL, US Online, and FirstLink appearing elsewhere in this Proxy Statement, as adjusted by certain pro forma adjustments which are fully described elsewhere in this Proxy Statement. See page F-48.

BALANCE SHEET DATA

                                                              JUNE 30, 1999
                                                              --------------
                                                               (UNAUDITED)
Cash and cash equivalents...................................   $21,575,559
Total current assets........................................    24,674,803
Working capital.............................................    21,417,060
Property and equipment, net.................................    13,035,681
Total assets................................................    64,680,425
Current liabilities.........................................     3,257,743
Long term debt, net of current portion......................     1,927,058
Minority interest...........................................       236,413
Total stockholders' deficit.................................    59,259,211

STATEMENT OF OPERATIONS DATA:

                                                             FOR THE YEAR ENDED   FOR THE SIX MONTHS
                                                             DECEMBER 31, 1998      JUNE 30, 1999
                                                             ------------------   ------------------
                                                                (UNAUDITED)          (UNAUDITED)
Revenues...................................................     $  6,354,236          $ 3,507,494
Total expenses.............................................       15,850,221            7,500,628
Operating loss.............................................       (9,495,985)          (3,993,134)
Other expense, net.........................................          611,019               47,052
Loss before minority interest..............................      (10,107,004)          (4,040,186)
Minority interest in (income) loss of subsidiary...........           37,863               (2,414)
Net loss...................................................      (10,069,141)          (4,042,600)
Preferred stock dividends..................................       (4,440,000)          (2,220,000)
Loss attributable to common shareholders...................      (14,509,141)          (6,262,600)

              FIRSTLINK'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

    The following discussion of the results of operations and financial condition of FirstLink should be read in conjunction with the Financial Statements and the Notes thereto of FirstLink included elsewhere in this Proxy Statement, and in FirstLink's filings on Forms 10-KSB and 10-QSB.

OVERVIEW

    FirstLink provides integrated telecommunications and entertainment services to residents of MDUs. FirstLink's services consist of local and long-distance telephone, CATV, and high-speed internet access, in a single package on a single invoice for the resident. FirstLink's first property went online in September 1994. As of June 30, 1999, FirstLink had contracts permitting it to offer its services to 3,300 cable and 3,300 phone units in 14 properties, all in Portland. Of these, FirstLink had 2,082 cable and 1,556 telephone subscribers, respectively.

RESULTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999 COMPARED TO SIX MONTHS ENDED JUNE 30, 1998

    FirstLink reported a net loss of $754,188 for the six months ended June 30, 1999, compared to a net loss of $747,857 for the same period of the prior year. The 1999 net loss approximated the 1998 net loss. However, the 1999 operating loss was $216,199 greater than the loss during 1998. This increase was caused by across the board increases in operating, selling, general and administrative and depreciation expenses during 1999 compared to the prior year. The increase in operating loss was offset by an increase in other income.

    Revenue increased by $76,931, or 13%, for the six months ended June 30, 1999 compared to the same period of the prior year. The increase in revenue is primarily attributable to FirstLink having 14 properties operating as of June 30, 1999 compared to 11 properties as of June 30, 1998.

    Operating expenses increased by $73,580, or 16%, for the six months ended June 30, 1999 compared to the same period of the prior year. The increase in operating expenses was due to the increase in properties between years. Operating expenses were 80% of revenue for the six-month period ended June 30, 1999 compared to 77% for the same period of the prior year.

    Selling, general and administrative expenses increased by $148,835, or 22%, for the six months ended June 30, 1999 compared to the same period of the prior year. The increase between periods resulted from increases in payroll and related costs, travel expenses, rent and insurance expenses. FirstLink has taken steps to reduce headquarters personnel in anticipation of the Merger.

    Depreciation and amortization expenses increased by $70,715, or 162%, for the six months ended June 30, 1999 compared to the same period of the prior year. Depreciation and amortization expense was 17% of revenue for the six-month period ended June 30, 1999 compared to 7% for the same period of the prior year.

    Other income increased by $209,868 for the six months ended June 30, 1999 compared to the same period of the prior year. The increase between years resulted from a $105,000 one-time non-cash charge to other expense related to the induced conversion of certain convertible notes during the first quarter of 1998 combined with an increase in 1999 interest income due to FirstLink's initial public offering in July 1998. Other income was 7% of revenue for the six months ended June 30, 1999 compared to other expense of 27% for the same period of the prior year.

YEAR ENDED DECEMBER 31, 1998 COMPARED TO DECEMBER 31, 1997

    FirstLink reported a net loss of $1,833,974 for the year ended December 31, 1998 compared to a net loss of $578,276 for the year ended December 31, 1997. The increase in net loss is primarily attributable to increased selling, general and administrative expenses that were incurred as FirstLink added management and other personnel for its anticipated growth.

    Revenue increased by $366,108, or 42%, for the year ended December 31, 1998, compared to the prior year. The increase in revenue is due to FirstLink having an average of 2,628 units online during 1998, compared to 1,620 units during 1997.

    Operating expenses increased by $387,918, or 67%, for the year ended December 31, 1998, compared to the prior year. Operating expenses were 78% of revenue during 1998, compared to 66% of revenue during 1997. The increase in operating expenses resulted primarily from the increase in revenue as such expenses generally vary with revenue. However, FirstLink also experienced deterioration in margins, specifically long distance and cable. Long distance margins were adversely impacted by several factors, including the utilization of more aggressive pricing plans which reduced the average revenue per minute, and a change in the mix of calls made which resulted in an increase in international and calling card calls, both of which have lower margins for FirstLink. Cable margins decreased due to the bulk agreements signed during 1998 having higher costs per unit than those FirstLink operated under during 1997. FirstLink plans to address its long-distance call mix and pricing structures in order to improve margins. Additionally, FirstLink plans to operate as a private cable operator and discontinue purchasing in bulk from the local MSO in most cases. This should result in improving cable margins significantly. It is critical that FirstLink improve its operating margins if it is to achieve positive operating cash flow. Management believes that the Merger will help improve margins for the Combined Company.

    Selling, general and administrative expenses increased by $1,071,049, or 153%, for the year ended December 31, 1998, compared to the prior year. Selling, general and administrative expenses were 142% of revenue during 1998, compared to 80% during 1997. Selling, general and administrative expenses increased as a result of increases in salary and related expenses associated with the additional personnel hired by FirstLink to manage and execute FirstLink's planned growth. Additional expenses that increased substantially between years were insurance, public relations, legal and regulatory, rent, and travel and entertainment, many of which were directly related to FirstLink's new public status.

    Depreciation and amortization expenses increased by $33,193, or 47%, for the year ended December 31, 1998, compared to the prior year. Depreciation and amortization expense was 8% of revenue in both 1998 and 1997. The increase in depreciation and amortization expense is due to an increase in property and equipment resulting from an increase in properties online between years.

    Other expense increased by $129,646, or 122%, for the year ended December 31, 1998, compared to the prior year. Other expense was 19% of revenue during 1998, compared to 12% during 1997. The increase between years resulted from a one-time non-cash charge to other expense related to the induced conversion of certain convertible notes during the first quarter of 1998, and down payments on certain switching equipment that were forfeited when FirstLink decided not to purchase the equipment. These charges were partially offset by interest income earned on FirstLink's investments and cash equivalents.

LIQUIDITY AND CAPITAL RESOURCES

    At June 30, 1999, FirstLink had cash, cash equivalents and investment securities of $3,507,401 compared to $4,902,077 at December 31, 1998. Additionally, FirstLink had a note receivable including accrued interest from US Online of $510,000 which was repaid subsequent to June 30, 1999. Net cash of $652,571 was used in operating activities during the six months ended
June 30, 1999, which resulted from FirstLink's net loss offset by non-cash charges.

    Net cash of $481,935 was provided by investing activities during the six months ended June 30, 1999, which consisted of maturities of investment securities of $1,194,370 offset by the loan to US Online of $500,000, capital expenditures of $141,274, and capitalized legal and travel costs associated with FirstLink's merger with USOL of $71,161. Capital expenditures consisted primarily of telephone equipment for new properties.

    Net cash of $29,670 was used in financing activities during the six months ended June 30, 1999, which consisted entirely of principal payments on capital leases.

    FirstLink has agreements with certain cable operators to purchase bulk cable signals at FirstLink's properties. As of June 30, 1999, FirstLink's commitment was $32,759 per month for such services. At June 30, 1999, FirstLink had commitments for certain capital expenditures, described as follows. FirstLink is currently upgrading its telephony facilities in Portland in order to improve operating efficiencies and network reliability and offer additional services such as caller ID. Additionally, FirstLink is migrating certain properties from resold local telephone service provided by a CLEC to Company facility-based service. The expected cost of these improvements, including the cost of a new Portland switch room is $550,000. FirstLink anticipates completing the projects by the end of October 1999 using its existing cash and cash equivalents and investment securities as necessary.

    FirstLink has net operating loss carry-forwards which are available to offset future financial reporting and taxable income. Net operating loss carry-forwards for tax purposes totaled approximately $2,500,000 at December 31, 1998, and expire in 2011 through 2018.

    A provision of the Code requires the utilization of net operating losses be limited when there is a change of more than 50% in ownership of FirstLink. Such a change occurred in 1996, 1997 and 1998. If FirstLink's agreement with USOL is approved by FirstLink's shareholders, FirstLink will have incurred another ownership change under Code Section 382. These ownership changes would limit the utilization of any net operating losses incurred prior to the change in ownership date.

    The difference between expected tax benefit, computed by applying the federal statutory rate of 34% to loss before taxes, and the actual tax benefit of $0 is primarily due to the increase in the valuation allowance for deferred taxes.

    As more fully described elsewhere in this Proxy Statement, FirstLink has signed the Merger Agreement with USOL. USOL has recently completed a financing transaction in which it received $37 million in gross cash proceeds through a preferred stock sale and has received a senior debt commitment of $35 million from a bank. The Combined Company anticipates pursuing two separate businesses:
(1) to continue providing cable television, local and long distance telephony and internet services to residents of MDUs (the "Telecommunications Business") and (2) to develop an electronic commerce based business ("TheResidentClub.com") that will target residents of MDUs utilizing the assets acquired by USOL from GMACCM.

    Management believes that the funding received by USOL will be sufficient to fund the operations and capital requirements of the Combined Company for at least the next twelve months. However, an integral part of the Combined Company's business plan is to grow the Telecommunications Business through acquisitions. Should the Combined Company find acquisition opportunities that are either larger in magnitude or in number than its plan anticipates, then additional funding may be required sooner than planned.

    USOL's senior debt commitment limits the amount of proceeds from the preferred stock sale and senior debt commitment that the Combined Company can use to fund TheResidentClub.com to $1 million. USOL is seeking to increase that limit to $3,000,000. Accordingly, TheResidentClub.com will require additional funding to pursue its business plan. TheResidentClub.com is currently looking at various alternatives for funding its business plan, including, but not limited to, private equity investments. The amount of funding required to execute TheResidentClub.com business plan is still being determined, but management expects it to range from $15 million to $25 million over the next 18 to 24 months. Any delays in raising the required funding will delay executing TheResidentClub.com business plan. Because of the funding limitation set forth in the senior debt commitment, management does not expect TheResidentClub.com to have an immediately significant impact on the liquidity, capital resources, or results of operations of the Combined Company.

YEAR 2000 READINESS

    The "Year 2000" issue is a general term used to describe the various problems that may result from the improper processing of dates and date-sensitive calculations by computers and other machinery as the Year 2000 is approached and reached. These problems arise from hardware and software unable to distinguish dates in the "2000's" from dates in the "1900's" and from other sources such as the use of special codes and conventions in software that make use of a date field. FirstLink recognizes the need to ensure its operations will not be adversely affected by Year 2000 hardware and software failures.

    FirstLink has performed a comprehensive review of its information and support systems to determine whether such systems will properly function in the year 2000 and thereafter. Systems reviewed principally include FirstLink's switches and network operations systems, billing and financial systems, and FirstLink's internal communications systems. Although FirstLink relies primarily on systems developed with current technology that were designed to be year 2000 compliant, FirstLink will have to replace, upgrade or reprogram certain systems or equipment. FirstLink has identified its Cortelco switch as needing to be replaced and a software upgrade as necessary for its DXC switch. Upon completion of the telephony upgrade described above, management believes that FirstLink's systems will be year 2000 compliant. FirstLink's due diligence also included an evaluation of vendor-provided technology and the implementation of new policies to require vendors to confirm that they have disclosed and will correct any year 2000 compliance issues.

    The costs associated with resolving year 2000 issues have been expensed as incurred and, in the aggregate, are not expected to have a material impact on FirstLink's financial condition or results of operations. However, to the extent that the telephony network upgrades previously described above will resolve year 2000 deficiencies, such costs will be capitalized as part of the overall system improvements. While FirstLink believes that its software applications will be year 2000 compliant, there can be no assurance until the year 2000 occurs that all systems will then function adequately. As discussed above, management of FirstLink does not expect the Year 2000 problem to be material to its business, financial condition or results of operations. During the months prior to the century change, however FirstLink will continue to monitor and evaluate any new versions of software and information systems provided by third parties and any new infrastructure systems that it may acquire, to determine whether they are Year 2000 compliant. Despite its current assessment, FirstLink may not identify and correct all significant Year 2000 problems on a timely basis. If the representations made by its various vendors regarding Year 2000 compliance are inaccurate, additional Year 2000 compliance efforts may involve significant time and expense and unresolved problems could harm FirstLink's business. FirstLink currently has no contingency plans to address the risk.

    US ONLINE'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

OVERVIEW

    US Online marketed and provided CATV and enhanced local and long distance telecommunications services to MDUs such as apartment complexes and other concentrated residential sites. It provided its services pursuant to ROE contracts with property owners and agreements with MDU residents. As of June 30, 1999, US Online had contracts permitting it to offer its services to 13,715 cable and 6,885 phone units in 47 properties in Texas, Colorado and Washington DC. It had 9,246 cable and 2,564 telephone subscribers, respectively. In July 1999, US Online sold substantially all of its assets and certain of its liabilities to USOL Sub. It is US Online's management's intent to wind up the affairs and liquidate US Online as soon as practicable.

RESULTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999 COMPARED TO SIX MONTHS ENDED JUNE 30, 1998

    US Online reported a net loss of $3,448,992 for the six months ended
June 30, 1999 compared to a net loss of $5,285,252 for the same period of the prior year. The $1,836,260 or 35% decrease in net loss was primarily attributable to one-time charges incurred in 1998 associated with an initial public offering ("IPO") that was not completed and the expensing of debt issuance costs.

    Revenue increased $486,114, or 21% for the six months ended June 30, 1999 compared to the same period of the prior year. The increase in revenue was primarily attributable to US Online having 47 properties operating as of June 30, 1999 compared to 43 properties as of June 30, 1998, as well as the maturing of existing properties. Additionally, during 1999, US Online entered into a cross-connect agreement with a local exchange carrier. This agreement contributed approximately $53,000 to the growth in revenues.

    Operating expenses remained constant for the six months ended June 30, 1999 compared to the same period of the prior year. During 1999, US Online implemented cost containment measures and streamlined its operations. As a result, operating expense was 74% of revenue for the six months ended June 30, 1999 compared to 90% for the same period of the prior year.

    Selling, general and administrative expenses decreased $618,838, or 28% for the six months ended June 30, 1999 compared to the same period of the prior year. Selling, general and administrative expenses were 55% of revenue for the six months ended June 30, 1999 compared to 93% for the same period of the prior year. In the second quarter of 1998, US Online recognized a one-time charge of approximately $468,000 for legal and professional fees associated with its failed public offering.

    Depreciation and amortization expenses increased by $67,495, or 9% for the six months ended June 30, 1999 compared to the same period of the prior year. Depreciation and amortization expense was 29% of revenue for the six months ended June 30, 1999 compared to 32% of revenue for the same period of the prior year.

    Interest expense decreased $731,694, or 30% for the six months ended
June 30, 1999 compared to the same period of the prior year. Interest expense was 61% of revenue for the six months ended June 30, 1999 compared to 105% for the same period of the prior year. The six months ended June 30, 1998 included expensing issuance costs associated with debt that was restructured. Included in 1999 interest expense is $602,003 of non-cash amortization of deferred financing costs and discount on notes payable.

    Other expense decreased $67,805, or 47% for the six months ended June 30, 1999, compared to the same period of the prior year due to a one-time charge in 1998 for certain sales taxes of $77,000.

Other expense was 3% of revenue for the six months ended June 30, 1999 compared to 6% for the same period of the prior year.

TWELVE MONTHS ENDED DECEMBER 31, 1998 COMPARED TO TWELVE MONTHS ENDED
  DECEMBER 31, 1997

    US Online reported a net loss of $11,447,458 for the twelve months ended December 31, 1998 compared to a net loss of $9,007,245 for the prior year. The increase in net loss was primarily attributable to a $1,172,468 write down of property and equipment, the expensing of deferred financing costs associated with a debt restructuring, and the expensing of costs related to an IPO that was not completed, all of which occurred in 1998.

    Revenues increased $2,386,932, or 88% for the twelve months ended
December 31, 1998 compared to the prior year. The increase in revenue was primarily attributable to an increase in the number of active properties in 1998 compared to 1997.

    Operating expenses increased $1,184,245, or 36% for the twelve months ended December 31, 1998 compared to the prior year. This increase was primarily attributable to increases in long distance charges and programming costs which were directly the result of the increased subscriber base. Operating expenses were 88% of revenue for the twelve months ended December 31, 1998 compared to 121% for the same period of the prior year.

    Selling, general and administrative expenses increased $334,551, or 8% for the twelve months ended December 31, 1998 compared to the prior year. This increase was primarily attributable to increased royalty and commission expenses which resulted from the increase in revenue between periods. Selling, general and administrative expenses were 87% of revenue for the twelve months ended December 31, 1998 compared to 151% for the prior year.

    Depreciation and amortization expenses increased by $495,500, or 48% for the twelve months ended December 31, 1998 compared to the same period of the prior year. The increase was primarily attributable to plant and equipment costs associated with the increase in properties on-line between years. Depreciation and amortization expense was 30% of revenue for the twelve months ended
December 31, 1998 compared to 38% for the prior year.

    Interest expense increased $1,584,414, or 50% for the twelve months ended December 31, 1998 compared to the prior year. The increase was primarily attributable to the expensing of deferred financing costs associated with a debt restructuring. Interest expense was 93% of revenue for the twelve months ended December 31, 1998 compared to 117% for the prior year. Included in 1998 interest expense is $1,889,408 of non-cash amortization of deferred financing costs and discount on notes payable.

    Other expense was 4% of revenue for the twelve months ended December 31, 1998 compared to less than 1% for the prior year.

YEAR 2000

    US Online has performed a comprehensive review of its information and support systems to determine whether such systems will properly function in the year 2000 and thereafter. Systems reviewed principally include US Online's switches and network operations systems, billing and financial systems, and US Online's internal communications systems. US Online's due diligence also included an evaluation of vendor-provided technology and the implementation of new policies to require vendors to confirm that they have disclosed and will correct any year 2000 compliance issues.

    US Online will have to replace certain software utilized for retrieving call records from US Online's switches. US Online estimates that the required software upgrades will cost approximately $50,000. US Online expects to make the upgrades by November 1999.

    The costs associated with resolving year 2000 issues have been expensed as incurred and, in the aggregate, are not expected to have a material impact on US Online's financial condition or results of operations. While US Online believes that its software applications will be year 2000 compliant, there can be no assurance until the year 2000 occurs that all systems will then function adequately. Further, if the software applications of local exchange carriers, long-distance carriers, cable providers or others on whose services US Online depends are not year 2000 compliant, it could have a material adverse effect on US Online's financial condition and results of operations.

                              THE SPECIAL MEETING

    This Proxy Statement and the accompanying proxy are being furnished to shareholders of FirstLink as part of the solicitation of proxies by the Board for use at the Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to the shareholders of FirstLink on or about November 10, 1999.

DATE, TIME AND PLACE OF MEETING

    The Meeting will be held in the McCall Room of the RiverPlace Hotel, 1510 Southwest Harbor Way, Portland, Oregon, on December 15, 1999, at 10:00 A.M.

MATTERS TO BE CONSIDERED

    The purpose of the Meeting is:

    (1) To consider and vote upon a proposal to (a) approve the Plan of Merger, pursuant to which, among other things, at the Effective Time of the Merger USOL will merge with and into FirstLink, with FirstLink being the surviving corporation, and each issued and outstanding share of USOL common stock, Series A Preferred Stock, and Series B Preferred Stock will be converted into the right to receive one share of FirstLink common stock, Series A Preferred Stock, and Series B Preferred Stock, respectively, and (b) approve the issuance of shares of FirstLink common stock and preferred stock in accordance with the Plan of Merger.

    (2) To consider and vote upon a proposal to amend FirstLink's Articles of Incorporation to increase the number of authorized shares of FirstLink common stock from 20,000,000 to 50,000,000 shares and FirstLink preferred stock from 1,000,000 to 5,000,000 shares.

    (3) To consider and vote upon a proposal to amend FirstLink's Articles of Incorporation to change FirstLink's name to "USOL Holdings, Inc."

    (4) To consider and vote upon a proposal to approve the 1999 Incentive Plan.

    The Board has unanimously approved these proposals and recommends that shareholders vote FOR the approval of the Plan of Merger and the issuance of the stock in the Merger; FOR the Share Amendment; FOR the Name Change; and FOR the approval of the Incentive Plan. If FirstLink shareholders do not approve the Plan of Merger, the Share Amendment and the Name Change will not be effected, whether or not FirstLink's shareholders approve these proposals.

    Management of FirstLink does not know of any other matter to be brought before the Meeting other than as referred to in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy will vote upon those matters in their discretion.

RECORD DATE AND OUTSTANDING SHARES

    The Board has fixed the close of business on October 29, 1999, as the Record Date for determining shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were approximately 1,400 shareholders of record of FirstLink common stock and 3,706,979 shares of FirstLink common stock outstanding and entitled to vote, with each share entitled to one vote.

QUORUM

    The presence in person or by properly executed proxy of holders of a majority of the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

REQUIRED VOTE

    An affirmative vote of the holders of a majority of the outstanding shares of FirstLink common stock entitled to vote at the Meeting is required to approve the Plan of Merger and to approve the Share Amendment and the Name Change. Abstentions and broker non-votes will have the legal effect of a vote against those proposals.

    Certain FirstLink shareholders have provided USOL with their proxies to vote their shares in favor of the Plan of Merger and in favor of the Share Amendment. These proxies represented a total of 735,877 shares, or approximately 20% of the total number of shares of FirstLink common stock outstanding as of the Record Date.

    An affirmative vote of the holders of a majority of the shares of FirstLink common stock present in person or represented by proxy at the Meeting and entitled to vote, is required for the approval and adoption of the Incentive Plan. Abstentions will have the legal effect of a vote against the Incentive Plan. With respect to a broker non-vote on the Incentive Plan proposal, such shares will not be considered present at the Meeting, and, since they will not be counted in the voting with respect to such matter, will have the practical effect of reducing the number of affirmative votes necessary to achieve the required majority vote by reducing the total number of shares from which the majority is calculated.

PROXIES

    All shares of common stock represented at the Meeting either in person or by properly executed proxies received prior to or at the Meeting and not duly and timely revoked will be voted at the Meeting in accordance with the instructions in such proxies. If no such instructions are indicated, such shares will be voted in favor of all the proposals and, in the discretion of the proxy holder as to any other matter which may be incidental to the Meeting as may properly come before such Meeting. FirstLink knows of no other matters other than as described in the Notice of Special Meeting that are to come before the Meeting. If any other matter or matters are properly presented for action at the Meeting, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, including any adjournment or postponement of the Meeting, unless such authorization is withheld.

    A shareholder who has given a proxy may revoke it at any time prior to its exercise by: (i) giving written notice thereof to the Secretary of FirstLink at or prior to the taking of the vote at the Meeting; (ii) signing and returning to the Secretary of FirstLink a later dated proxy prior to the taking of the vote; or (iii) voting in person at the Meeting; however, mere attendance at the Meeting will not itself have the effect of revoking the proxy.

SOLICITATION OF PROXIES; EXPENSES

    The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne equally by FirstLink and USOL. In addition to solicitation by mail, the directors, officers, and employees of FirstLink may solicit proxies from shareholders by telephone or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to FirstLink shareholders. FirstLink may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred. FirstLink has engaged Mackenzie Partners to represent it in connection with the solicitation of proxies at a cost of approximately $4,500, plus expenses for those services. YOU SHOULD NOT SEND STOCK CERTIFICATES WITH YOUR PROXY CARD.

                       PROPOSAL NO. 1: THE PLAN OF MERGER

    This section of the Proxy Statement describes material aspects of the proposed Merger, including the Merger Agreement. While we believe that the description covers the material terms of the Merger and the related transactions, this summary may not contain all of the information that is important to you. You should carefully read this entire document and the other documents referred to in this Proxy Statement for a more complete understanding of the Merger.

GENERAL

    At the Effective Time, USOL will merge with and into FirstLink. FirstLink will be the surviving corporation in the Merger. Each outstanding share of USOL common stock and preferred stock will be converted into the right to receive one share of FirstLink common stock and preferred stock, respectively. The conversion is more fully described below.

BACKGROUND OF THE MERGER

    From its inception in 1995, FirstLink pursued a business plan of providing telecommunications and cable services to MDUs. It obtained cable from cable providers, most notably Tele-Communications, Inc. ("TCI") by purchasing the service for the entire complex on a bulk basis and reselling the services to residents in the buildings. In July 1998, FirstLink completed an initial public offering ("IPO"). In November 1998, TCI notified FirstLink that TCI may no longer be willing to provide cable service to MDUs through FirstLink. FirstLink immediately began seeking alternative methods of providing cable services. However, it determined that the alternatives were either too costly or impractical. For example, becoming a private cable company requires large investments in equipment and other personnel. The Board believed that FirstLink's small size and lack of access to capital made any capital-intensive alternative unavailable to it. Without the cable service provided by TCI or an alternate company, FirstLink's business plan would not work.

    FirstLink sought other alternatives, including reviewing possible combinations with other companies in the telecommunications industry, as well as with companies in other industries. The Board believed that, without a means to provide cable service, FirstLink's primary value would be as a public vehicle for another company. It reviewed several possible combinations, including, beginning in December 1998, a transaction involving US Online, which transaction would bring FirstLink the ability to provide cable service independently. US Online (and after it acquired US Online's assets, USOL) is based in Austin, Texas, and provides similar services; however, it generally does not buy in bulk from traditional cable companies to provide television signal. Instead, it acts as a private cable operator and delivers CATV services to residential customers by re-transmitting programming signals via antenna and other equipment that receive and process signals from satellites.

    US Online had obtained agreements with a substantial number of property owners to supply MDUs with telecommunications services, including telephone and cable television. In doing so, however, it incurred a substantial amount of debt. It planned to reduce that debt through an IPO of its common stock in 1998. However, market conditions caused a postponement and the eventual cancellation of the IPO. FirstLink was interested in pursuing an arrangement with US Online because of its strong management team, sizable customer base, in-depth knowledge of private cable operations, and a very good back office management information system. However, it appeared that a substantial amount of funding would have to be raised in order to achieve US Online's business plan. The Board was concerned about obtaining such funding, and, in December 1998, it decided not to pursue an arrangement with US Online.

    In December 1998, Peregrine Holdings, Inc. ("Peregrine") approached FirstLink with a plan to utilize FirstLink to acquire and merge telecommunications interconnect companies. Peregrine also committed to raising the necessary capital to fund such an endeavor. The Board requested Peregrine to prepare a more detailed business plan, including information about how Peregrine intended to raise the capital needed, and to explore the possibility of acquiring rural franchised cable companies and distressed private cable operators, an avenue which FirstLink believed feasible based on its prior discussions with US Online.

    Peregrine presented a more detailed business plan to the Board on January 28, 1999. Peregrine proposed to combine the existing assets, business, and attributes of US Online and those of FirstLink. On February 5, 1999, FirstLink and Peregrine entered into an agreement pursuant to which Peregrine would acquire US Online or a similar company with contracts with MDUs, and obtain funding for the combined companies, in exchange for the issuance by FirstLink of shares of its stock. Peregrine immediately began discussions with US Online to acquire US Online's assets. It signed a letter of intent with US Online effective March 11, 1999.

    At approximately the same time, Newman & Associates, Inc., a subsidiary of GMACCM, was discussing with US Online a transaction in which a newly-formed entity would acquire US Online's assets and certain assets from GMACCM; and Newman would assist the new entity in obtaining funding for the combined entities.

    All of the parties to these discussions met in April 1999 to negotiate a combination of the two plans. On May 3, 1999, FirstLink, US Online, GMACCM, Peregrine, and certain shareholders and creditors of US Online entered into a letter of intent to (a) form a new company to acquire the assets of US Online;
(b) purchase certain of assets from GMACCM; (c) raise up to $50 million in cash to fund the companies, through the issuance of preferred stock and debt; and
(d) merge the newly-formed company with and into FirstLink.

    On July 21, 1999, USOL, through two wholly-owned first and second tier subsidiaries (USOL Sub and TheResidentClub.com, Inc.), acquired substantially all of the assets and certain liabilities of US Online and certain of the assets of GMACCM; obtained a total of $40,675,000 in new funds through the sale of $37,000,000 of preferred stock for cash and $3,675,000 of common stock under a three year note agreement, certain of the proceeds of which were issued to fund such acquisition; obtained a commitment from Banque Paribas for $35,000,000 in debt financing; and executed the Merger Agreement with FirstLink.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    At a meeting held on July 21, 1999, the Board unanimously approved the Merger and determined that the Plan of Merger is fair to and in the best interests of the FirstLink Shareholders. The Board recommends a vote FOR approval of the Plan of Merger.

    The number of FirstLink shares to be issued to the USOL securities holders was determined by negotiation between FirstLink and USOL. Inasmuch as FirstLink did not obtain an opinion of a financial advisor regarding the fairness of the Merger to the FirstLink shareholders, nor did it engage any investment banker to undertake an analysis and make financial presentations to the Board regarding the valuation by FirstLink of USOL, FirstLink is not in a position to state that the consideration in the Merger is necessarily reflective or not reflective of the assets or business prospects of either of the parties to the Merger Agreement. However, two of FirstLink's directors, Messrs. McChesney and Twaddell, have been involved in investment banking for over twenty years, and have performed evaluations of transactions similar to the Merger. The Board, including Messrs. McChesney and Twaddell, believes that the value of the consideration in the Merger represents the results of extensive negotiations, and the Board has approved this transaction largely in recognition of FirstLink's uncertainty over its ability to pursue its business plan without significant additional financing, as well as the Board's concerns for FirstLink's long term viability.

    The evaluation of the Merger and the decision of the Board to pursue the Merger were based upon several factors and potential benefits of the Merger including, but not limited to, the following:

    - historical information concerning FirstLink's and USOL's respective businesses, financial performance and condition, operations, and management;

    - FirstLink management's view of the financial condition, results of operations and businesses of FirstLink and USOL before and after giving effect to the Merger and the Board's determination of the Merger's effect on shareholder value;

    - current financial market conditions and historical market prices, volatility and trading information of FirstLink;

    - the management and financial resources that USOL will bring to the Combined Company in the Merger;

    - the belief that the terms of the Merger Agreement are reasonable and were determined through extensive arm's length negotiations;

    - the terms of the Merger Agreement, including the ability of the Board, in the exercise of its fiduciary duties to its shareholders, to consider competing proposals;

    - FirstLink's other options given the fact that it is no longer able to exercise its business plan; and

    - the ability of the FirstLink shareholders who may not support the Merger to obtain "fair value" for their shares if they properly perfect and exercise their appraisal rights under the OBCA.

    The Board also identified and considered a number of potentially negative factors in its deliberations concerning the Merger, including the following:

    - the risk that the potential benefits of the Merger may not be realized;
      and

    - the possibility that the Merger may not be consummated, even if approved by the shareholders of FirstLink and USOL.

    The Board concluded, however, that the potential benefits of the Merger to FirstLink and its shareholders, outweighed the risks associated with the Merger. As a result, the Board unanimously approved the Merger and, accordingly, recommends that FirstLink's shareholders vote for approval of the Plan of Merger and the issuance of the common and preferred stock pursuant to the Plan of Merger.

    The discussion of the information and factors considered by the Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, the Board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

CLOSING; EFFECTIVE TIME

    The closing of the transactions contemplated by the Merger Agreement will take place as soon as practicable, but not later than two business days after all conditions to the Merger Agreement have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a certificate of merger (the "Certificate of Merger") will be filed with the Secretary of State of Delaware and articles of merger (the "Articles of Merger") will be filed with the Secretary of State of Oregon. The "Effective Time" of the Merger will be the time that the latter of those two documents is filed.

STRUCTURE OF THE MERGER AND CONVERSION OF USOL COMMON STOCK AND PREFERRED STOCK

    In the Merger, USOL will merge with and into FirstLink. As a result of the Merger, the separate corporate existence of USOL will cease and FirstLink will survive the Merger. USOL's two subsidiaries, USOL Sub and TheResidentClub.com, Inc., will become wholly-owned subsidiaries of FirstLink.

    In the Merger, each outstanding share of USOL common stock and each outstanding share of USOL Series A Preferred Stock and USOL Series B Preferred Stock (other than shares held by USOL and its subsidiaries) will be converted into the right to receive one share of FirstLink common stock, FirstLink Series A Preferred Stock, and Series B Preferred Stock, respectively. The Series A Preferred Stock will have 12 1/2 votes per share. All outstanding options and warrants of USOL will be converted to the right to receive the same number of options or warrants of FirstLink.

    As of the date of this Proxy Statement, USOL has 3,175,000 shares of common stock issued and outstanding; 1,325,000 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") outstanding; and 155,000 shares of Series B Convertible Preferred Stock ("Series B Preferred Stock") outstanding. Each share of Series A and Series B Preferred Stock converts into 12 1/2 shares of common stock. Each share of Series A Preferred Stock has 12 1/2 votes per share. Accordingly, the holders of Series A Preferred Stock, as a group, have the right to 16,562,500 votes on any matter to come before shareholders of USOL. The Series B Preferred Stock does not have any voting rights, except with respect to a merger or consolidation that would adversely affect the holders of that stock. For a description of the terms of the Series A and Series B Preferred Stock, see "Description of Securities--Preferred Stock."

    FirstLink will issue to USOL shareholders a FirstLink stock certificate in the name in which the surrendered stock certificate is registered. If USOL shareholders wish to have certificates issued in another name, they must present the exchange agent with all documents required to show and effect the unrecorded transfer of ownership and show the payment of any applicable stock transfer taxes.

    At the Effective Time of the Merger, the persons who were shareholders of FirstLink and USOL immediately before the Effective Time will own approximately the following percentages of common and preferred stock of the Combined Company, and the following percentages of the combined voting rights of the Combined
Company:

                                                              NUMBER OF SHARES   PERCENTAGE
                                                              ----------------   ----------
Common Stock
  Pre-Merger FirstLink Shareholders.........................      3,706,979         53.9%
  Former USOL Shareholders..................................      3,175,000         46.8%
                                                                 ----------         ----
    Total...................................................      6,881,979          100%
Preferred Stock
  Pre-Merger FirstLink Shareholders.........................            -0-          -0-
  Former USOL Shareholders..................................      1,480,000          100%
                                                                 ----------         ----
    Total...................................................      1,480,000          100%
Combined Voting Power
  Pre-Merger FirstLink shareholders.........................      3,706,979         15.8%
  Former USOL shareholders..................................     19,737,500         84.2%
                                                                 ----------         ----
    Total...................................................     23,444,479          100%

    The foregoing amounts have been calculated on a primary basis, after giving effect to the Merger. They do not include any shares that are issuable upon exercise of warrants and options.

TREATMENT OF USOL STOCK OPTIONS AND WARRANTS

    At the Effective Time, FirstLink will take all action necessary to assume or reissue substitutes for, all outstanding USOL options and warrants, whether vested or unvested.

    To the fullest extent permitted under applicable law and the applicable stock option agreements, stock option plans and warrant agreements, each of the outstanding options and outstanding warrants shall be exchanged or substituted automatically (without any action on the part of the option holders or warrant holders) into an option or warrant to purchase shares of common stock of the Combined Company as of the Effective Time.

    The terms of the assumed or substituted options and warrants shall be substantially the same as the USOL options and warrants, including that the number of shares of common stock of the Combined Company acquirable under the assumed or substituted warrant or option shall be the same number of shares of USOL common stock that the holder would have received if he/she had exercised the option or warrant immediately before the Effective Time; and that the exercise price of those options and warrants shall be the same exercise price of the USOL options and warrants.

    Unless the terms of the outstanding options and outstanding warrants provide otherwise, the assumption and substitution of options and warrants shall not give the holders of such options and warrants additional benefits or additional vesting rights which they did not have immediately prior to the Effective Time, or relieve the option and warrant holders of any obligations or restrictions to their options and warrants or the shares obtainable upon exercise of their options and warrants.

    As of the Record Date, October 29, 1999, USOL had outstanding options to purchase an aggregate of 1,910,000 shares of common stock and warrants to purchase an aggregate of 2,084,000 shares of common stock, which will be exchanged in the Merger for, respectively, options to purchase an aggregate of 1,910,000 shares of FirstLink common stock and warrants to purchase an aggregate of 2,084,000 shares of FirstLink common stock.

    FirstLink intends to file a registration statement under the Securities Act with respect to all but 325,000 of the shares of FirstLink common stock issuable upon exercise of options or rights under the Incentive Plan, and to use its best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the options and rights remain outstanding.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    THE FOLLOWING GENERAL DISCUSSION SUMMARIZES CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO FIRSTLINK SHAREHOLDERS. IT DOES NOT ADDRESS ANY FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO USOL SHAREHOLDERS. THIS DISCUSSION IS BASED ON THE CODE, THE RELATED TREASURY REGULATIONS, EXISTING ADMINISTRATIVE INTERPRETATIONS AND COURT DECISIONS, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY FOR RETROACTIVE EFFECT.

    The obligations of the parties to complete the Merger are conditioned on the delivery of an opinion regarding federal income tax consequences of the Merger. USOL will obtain an opinion from Jenkens & Gilchrist, a professional Corporation, to the effect that the Merger will not constitute a taxable event for federal income tax purposes.

    FirstLink understands that the Merger will have the federal income tax consequences discussed below, but FirstLink's understanding of the material federal income tax consequences of the Merger to FirstLink and its shareholders is based upon the advice of USOL's tax advisor. FirstLink cannot assure you that the Internal Revenue Service or a court will not adopt contrary positions if the issues are litigated.

    FirstLink understands that current shareholders of FirstLink will not recognize gain or loss for federal income tax purposes as a result of the Merger; and that FirstLink should not recognize gain or loss for federal income tax purposes as a result of the Merger.

ACCOUNTING TREATMENT OF THE MERGER

    The Merger will be accounted for as a reverse acquisition under the purchase method of accounting. A reverse acquisition occurs when the legal acquirer (FirstLink) is deemed not to be the accounting acquirer. In these cases, the legal form of the transaction is ignored and the target company (USOL) is treated as the acquiring company for financial reporting purposes. The excess of purchase price over the fair value of FirstLink's net assets will be recorded as goodwill.

REGULATORY FILINGS AND APPROVALS REQUIRED TO COMPLETE THE MERGER

    USOL was required to obtain the consent of the FCC and certain state public utilities commissions to transfer US Online's licenses to USOL. It has received the consent of the FCC for transfer of three of four licenses, and anticipates that it will receive FCC consent for the fourth license in October 1999. The licenses will be further transferred to USOL Sub. FCC approval will be sought for the transfer of the licenses to USOL Sub and the change in control of USOL Sub resulting from the Merger of USOL into FirstLink. FirstLink and USOL are also seeking similar approvals from the appropriate regulatory authorities in Texas, Colorado, Oregon, and Washington. Those approvals must be obtained prior to the consummation of the Merger.

    FirstLink is not aware of any other material governmental or regulatory approval required for completion of the Merger, other than compliance with applicable corporate law of Oregon and Delaware.

NASDAQ LISTING

    It is a condition to the Merger that the shares of FirstLink common stock to be issued in connection with the Merger be approved for inclusion in the Nasdaq Stock Market. FirstLink's common stock and public warrants are currently included in the Nasdaq Stock Market and are quoted on the Nasdaq Small Cap Market. Nasdaq rules require that FirstLink obtain shareholder approval of the Plan of Merger and of the issuance of the shares in the Merger. In addition, Nasdaq rules require FirstLink to comply with the initial listing requirements for inclusion in Nasdaq because the Merger will result in a change of control of FirstLink. Those rules provide that if the requirements are met, the securities shall be promptly included in Nasdaq.

    FirstLink is seeking approval of Nasdaq to continue to include its common stock in the Nasdaq Stock Market.

BOARD OF DIRECTORS AND MANAGEMENT OF FIRSTLINK FOLLOWING THE MERGER

    The Merger Agreement specifies certain persons who shall be directors and officers of the Combined Company following the Merger. See "Management of the Combined Company."

OPERATIONS AFTER THE MERGER

    Following the Merger, each of USOL's subsidiaries will continue its operations as wholly-owned first and second tier subsidiaries of the Combined Company. The shareholders of USOL will become shareholders of the Combined Company, and their rights as shareholders will be governed by the Combined Company's articles of incorporation and by-laws and the laws of the State of Oregon. It is the intention of the parties that the management of USOL prior to the Merger will control the corporate activities of the Combined Company after the Merger. This decision was in keeping with the

Board's rationale behind its decision to proceed with the Merger, since one of the attractions of USOL was its strong strategic, corporate, operational and financial management team.

EMPLOYMENT AGREEMENTS

    The Combined Company will assume USOL's employment agreements with Robert Solomon, USOL's Chief Executive Officer, and Don Barlow, USOL's President. In addition, all existing employment agreements between USOL or any subsidiary of USOL and their respective employees shall continue in accordance with their terms until replaced with new agreements. See "Management of the Combined Company--Employment Agreements."

APPRAISAL RIGHTS

    If the Merger becomes effective, a holder of FirstLink common stock who does not vote in favor of the Merger and who follows the procedures prescribed under the Oregon Business Corporation Act ("OBCA") may require the Combined Company to pay the "fair value" for the shares held by such shareholder. "Fair value" means the value of the shares immediately before the Effective Time, excluding any appreciation or depreciation in anticipation of the Merger, unless such exclusion would be inequitable. Fair value will be determined in the manner provided by Oregon law. The following is a summary of certain features of the relevant sections of the OBCA, the provisions of which are set forth in full in Appendix B hereto, and such summary is subject to and qualified in its entirety by reference to such law. In order to exercise such statutory appraisal rights, strict adherence to the statutory provisions is required, and each shareholder that may desire to exercise such rights should carefully review and adhere to such provisions. Any holder of FirstLink common stock who votes in favor of the Merger, or is deemed to vote in favor of the Merger (by, for example, returning a signed proxy card without specifying a vote on the Merger) will waive his or her appraisal rights.

    A holder of FirstLink common stock who desires to pursue the appraisal rights available to such shareholder must: (i) file a written objection to the Merger with FirstLink pursuant to Section 7-113-202 of the OBCA before the taking of the shareholders' vote on the Plan of Merger, stating the intention of such shareholder to demand payment for shares owned by such shareholder if the Plan of Merger is approved and the Merger is consummated; (ii) refrain from voting in favor of the Merger; (iii) make written demand (the "Demand") to the Combined Company for payment for said shareholder's shares on or before the time set within the notice sent by the Combined Company to objecting shareholders (which time must be at least 30 days after the giving of such notice); and
(iv) deposit the shareholder's share certificates with the Combined Company. Such written objection and written demand should be delivered to FirstLink, 190 SW Harrison, Portland, Oregon 97201, Attention: Jeffrey S. Sperber, Secretary, and it is recommended that such objection and demand be sent by registered or certified mail, return receipt requested.

    A shareholder who files the required written objection with FirstLink prior to the shareholder vote need not vote against the Merger, but a vote in favor of the Merger will constitute a waiver of such shareholder's statutory appraisal rights. If a shareholder returns a proxy which is signed but on which no vote is specified as to the proposal on the Merger Agreement, and thereafter does not revoke such proxy, it will be voted in favor of the Merger, and the shareholder will be deemed to have waived his or her appraisal rights. In addition, a vote against the Merger does not, alone, constitute a written objection.

    The "fair value" of the FirstLink common stock will be determined initially by the Combined Company. Upon the later of the Effective Time and the date upon which the Combined Company receives a valid Demand, the Combined Company shall pay a dissenting shareholder who complies with the above procedures the fair value of such shareholder's shares, plus accrued interest, if any. Such payment shall be accompanied by (i) the Combined Company's balance sheet as of the end of its most recent fiscal year, (ii) a statement of the Combined Company's estimate of the fair value of the shares, (iii) an explanation of how interest was calculated,
(iv) a statement of the dissenter's right to demand greater payment if the dissenter believes that the Combined Company 's payment does not accurately reflect the fair value of the shares, and (v) a copy of Article 7 of the OBCA. If the dissenter believes that the Combined Company 's payment does not accurately reflect the fair value of the shares, or if the Combined Company fails to make its payment within 60 days of receipt of the Demand, the dissenter may give written notice to the Combined Company of the dissenter's estimate of the fair value of the shares and the interest thereon, and demand payment of such amount, less any amount previously received from the Combined Company on account of the shares. The dissenter shall waive any right to propose a fair value for the shares if written notice is not given to the Combined Company within 30 days of the dissenter's receipt of payment from the Combined Company.

    If a Demand from a dissenter for greater payment than that offered by the Combined Company remains unresolved, the Combined Company may, within 60 days of receiving such Demand, commence a judicial proceeding to determine the fair value of the shares. If the Combined Company does not commence a judicial proceeding within 60 days of receiving such Demand, it shall pay the amount demanded by the dissenting shareholder. Each dissenting shareholder whose demands remain unresolved shall be made a party to such action. Upon a judicial determination of the fair value of the shares, each dissenter shall be entitled to the amount, if any, by which the value found through the judicial proceeding exceeds the payment made by the Combined Company, plus interest. The court costs of such a proceeding shall be borne by the Combined Company, except to the extent that the court finds that dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment beyond that offered by the Combined Company. The court may also assess counsel fees and expenses upon the respective parties, to the extent that the court finds such assessment fair and equitable.

    The "fair value" of the common stock of the Combined Company could be more than, the same as, or less than, the market value of the shares of FirstLink common stock the shareholder presently owns.

    The enforcement by a shareholder of his or her request to receive payment for shares of FirstLink common stock as provided under the applicable statutory provisions shall be an exclusive remedy except that such remedy shall not exclude the right of a shareholder to bring or maintain an appropriate proceeding to obtain relief on the ground that said corporate action will be or is illegal or fraudulent as to said shareholder.

    A final judgment by the court or an appraiser appointed by the court determining the fair value of the FirstLink common stock would be binding on and enforceable by FirstLink shareholders who have perfected their statutory appraisal rights, even if such fair value were determined to be less than the consideration to be received by the FirstLink shareholders in the Merger. A shareholder who perfects his rights as a dissenting shareholder will not, after the Effective Time, be entitled to notices of meetings, to vote, or to receive dividends.

                              THE MERGER AGREEMENT

    The following is a summary of the material terms of the Merger Agreement. While we believe that the description covers the material terms of the Merger Agreement, this summary may not contain all of the information that may be important to you. The following discussion is qualified in its entirety by reference to the Merger Agreement, which is set forth as Appendix A to this Proxy Statement and is incorporated herein by reference. You should read this entire document and the other documents we refer to carefully for a more complete understanding of the Plan of Merger.

THE MERGER

    The Merger Agreement provides that, following the approval of the Plan of Merger by the shareholders of FirstLink and the satisfaction or waiver of the other conditions to the Merger, USOL will merge with and into FirstLink. The shareholders of USOL will receive one share of FirstLink common stock for each share of USOL common stock outstanding; one share of FirstLink Series A Preferred Stock for each share of USOL Series A Preferred Stock outstanding; and one share of FirstLink Series B Preferred Stock for each share of USOL Series B Preferred Stock outstanding. The directors of the Combined Company will be as set forth in the Merger Agreement (see "Management of the Combined Company"), until their successors are elected or appointed and qualified; and the officers of the Combined Company will be as described in "Management of the Combined Company," until their respective successors are duly elected or appointed and qualified.

    If the Plan of Merger is approved by FirstLink's shareholders, and the other conditions to the Merger are satisfied or waived, the Merger shall be consummated by and shall be effective at the time of acceptance for filing of the Articles of Merger to be filed with the Secretary of State of the State of Oregon; and the Certificate of Merger to be filed with the Secretary of State of the State of Delaware. The Articles of Merger and the Certificate of Merger will be filed immediately prior to the Effective Time.

REPRESENTATIONS AND WARRANTIES

    Each party to the Merger Agreement made to the other party a number of representations and warranties regarding aspects of their respective businesses, financial conditions, structures, and other facts pertinent to the Merger. Such representations and warranties include the following made by each party:
(a) the corporate organization and qualification of such party; (b) as to each party the authorization, execution, delivery and enforceability of the Merger Agreement and the consummation of the transactions contemplated thereby and related matters; (c) the absence of conflict with other obligations of such party; (d) such party's capitalization; (e) the absence of other obligations concerning capital stock of such party; (f) the status of the financial statements of such party; (g) the accuracy of the books and records of such party; (h) such party's title to properties; (i) such party's encumbrances;
(j) such party's condition and sufficiency of assets; (k) such party's absence of undisclosed liabilities; (l) such party's taxes; (m) such party's retirement plans, welfare and other employee benefit plans; (n) such party's compliance with legal requirements; (o) such party's governmental authorizations; (p) such party's legal proceedings; (q) such party's court and governmental orders;
(r) the absence of changes, amendments, other actions and events pertaining to such pary; (s) such party's material contracts; (t) such party's compliance and absence of defaults; (u) such party's insurance; (v) such party's environmental matters; (w) such party's employees; (x) such party's proprietary rights of others; (y) such party's labor relations; (z) such party's intellectual property used in business; (aa) such party's absence of prohibited payments; (bb) such party's relationships with related or affiliated persons; (cc) such party's brokers or finders; (dd) SEC filings of FirstLink; and (ee) the disclosure of all material facts about such party in disclosure schedules.

CONDUCT OF BUSINESS BEFORE COMPLETION OF THE MERGER

    Until completion of the Merger, unless otherwise agreed, FirstLink and USOL agreed to (a) conduct their respective businesses in the ordinary course;
(b) preserve their respective capitalization structures, voting stock, assets and agreements; (c) maintain existing employment agreements, benefit plans and tax or accounting methods; and (d) refrain from the sale or change of stock, from entering into new debt, from settling any claim, action or proceeding except in the ordinary course of business, and from taking any action causing representations and warranties to become untrue or conditions to the Merger to become unsatisfied.

THE UNDERTAKINGS RELATED TO THE CONDUCT OF THE RESPECTIVE BUSINESSES OF THE PARTIES SET FORTH IN THE MERGER AGREEMENT ARE COMPLEX AND DIFFICULT TO SUMMARIZE. ACCORDINGLY, WE URGE YOU TO READ ARTICLE V OF THE MERGER AGREEMENT ENTITLED "CONDUCT OF BUSINESS PENDING THE MERGER."

ADDITIONAL AGREEMENTS

    The parties have agreed to additional undertakings and actions, including
(a) to provide the other party access to their respective properties, books, contracts and the like, to enable each other party to review the same, and to keep such information confidential; (b) to do or take all necessary acts or action with the Securities and Exchange Commission, the FCC, and any third party or governmental body in order to carry out the intention of the Merger Agreement and to effect the Merger; (c) to perpetuate existing indemnification and directors' and officers' liability insurance arrangements for six years following the Merger; and (d) to obtain consent letters from the independent auditors and accountants of each of the principal parties for use of the financial statements in the Proxy Statement.

    FirstLink also agreed to call and hold a shareholders' meeting to approve the transactions contemplated by the Merger Agreement, and to use its reasonable efforts to file and maintain a registration statement for the shares underlying options and rights under the Incentive Plan.

    Under the terms of the Merger Agreement, the board of directors of the Combined Company after the Merger will consist of seven persons, three of whom are present members of FirstLink's Board, and four of whom have been designated by the holders of USOL's (and, after the Merger, the Combined Company's) preferred stock. After the Merger, the directors will be elected annually, a majority by the holders of the Combined Company's Series A Preferred Stock and the rest by the holders of the Combined Company's common stock.

THE UNDERTAKINGS RELATED TO THE FURTHER ACTIONS THE PARTIES WILL TAKE CONCERNING THE MERGER AGREEMENT ARE COMPLICATED AND NOT EASY TO SUMMARIZE. ACCORDINGLY, YOU SHOULD READ CAREFULLY ARTICLE VI OF THE MERGER AGREEMENT ENTITLED "ADDITIONAL AGREEMENTS."

CONDITIONS TO COMPLETION OF THE MERGER

    The respective obligations of FirstLink and USOL to complete the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction, or waiver, of each of the following conditions, among others, before completion of the Merger: (a) the Plan of Merger or the Merger Agreement must be approved by the requisite vote of each party's shareholders; (b) no regulation or order may be in effect which would make the Merger illegal or which would otherwise prohibit completion of the Merger substantially on the terms contemplated by the Merger Agreement; (c) each of the parties must have completed all actions that it undertook to complete prior to the Merger, and their respective representations and warranties contained in the Merger Agreement must be correct; (d) the shares of FirstLink common stock to be issued to the securities holders of USOL upon closing of the Merger must have been approved for inclusion in the Nasdaq Stock Market; (e) no material adverse change in the business, financial condition, operating results, assets or customer base of USOL must have occurred prior to the date of the Merger; and
(f) the parties, and each of them, must have delivered at Closing the documents referred to in the Merger Agreement.

THE CONDITIONS PRECEDENT TO THE OBLIGATION OF EACH PARTY TO EFFECT THE MERGER SET FORTH IN ARTICLE VII OF THE MERGER AGREEMENT ARE COMPLICATED AND NOT EASILY SUMMARIZED. ACCORDINGLY, WE URGE YOU TO READ CAREFULLY ARTICLE VII OF THE MERGER AGREEMENT ENTITLED "CONDITIONS PRECEDENT."

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TERMINATION OF THE MERGER AGREEMENT; EXPENSES

    The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing, whether before or after shareholder approval of the Plan of Merger:

    - by FirstLink or USOL if the Merger has not been consummated by December 31, 1999;

    - by FirstLink or USOL if the Plan of Merger has not been approved by the shareholders of FirstLink;

    - by FirstLink or USOL if there is any order of a court or governmental authority permanently prohibiting the Merger and the related transactions; or

    - by either party, if there has been a material breach of any of the covenants or other material provisions of the Merger Agreement by another party.

    USOL will pay FirstLink a termination fee of $1,000,000 if the Merger Agreement is terminated by FirstLink because (a) USOL's board of directors does not recommend to its shareholders that they approve the Plan of Merger;
(b) USOL receives an acquisition proposal from a third party and USOL's board of directors does not reconfirm its recommendation to its shareholders to approve the Plan of Merger; (c) USOL's board of directors recommends a transaction in which 20% or more of USOL's stock or assets would be acquired by a third party. USOL will also pay FirstLink a termination fee of $1,000,000 if the board of directors of USOL approves a definitive agreement for a proposal that is financially superior to USOL's stockholders than the Merger and for which financing is then committed or which USOL reasonably believes it is capable of obtaining.

    Similarly, FirstLink will pay USOL a termination fee of $1,000,000 if the Merger Agreement is terminated by USOL because (a) FirstLink's board of directors does not recommend to its shareholders that they approve the Plan of Merger; (b) FirstLink receives an acquisition proposal from a third party and the Board does not reconfirm its recommendation to its shareholders to approve the Plan of Merger or the Board recommends that its shareholders approve the alternative transaction; (c) FirstLink's board of directors recommends a transaction in which 20% or more of its stock or assets would be acquired by a third party; (d) FirstLink's board of directors does not call a shareholders' meeting to vote on the Plan of Merger by December 31, 1999; or (e) FirstLink's shareholders do not approve the Plan of Merger because one of the individuals who signed the shareholder support agreement breaches that agreement by not voting for the Merger. FirstLink will also pay USOL a termination fee of $1,000,000 if FirstLink's board of directors approves a definitive agreement for a proposal that is financially superior to FirstLink's shareholders than the Merger, and for which financing is then committed or which FirstLink reasonably believes it is capable of obtaining.

EXTENSION, WAIVER AND AMENDMENT OF THE MERGER AGREEMENT

    The parties may amend the Merger Agreement prior to closing of the Merger, provided that they comply with applicable state laws in so doing.

    One party may extend the other party's time for the performance of any obligation or other act under the Merger Agreement, may waive inaccuracies in such other party's representations and warranties and may waive compliance with any of the agreements or conditions contained in the Merger Agreement.

    Any amendment of the Merger Agreement following approval by the shareholders of the parties may not be made without further approval of such shareholders if any such amendment changes the amount or the form of the consideration to be delivered to them.

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
LOCK-UP AGREEMENTS

    The preferred shareholders of USOL have agreed not to sell, pledge, encumber, or otherwise transfer or dispose of any of their shares for a period which expires the earlier of one year after the Effective Time or January 21, 2001. All common shareholders of USOL and holders of USOL warrants also agreed that they will not transfer any of the shares of the Combined Company common stock that they will receive in the Merger or that they will receive upon exercise of warrants received in the Merger, for a period which terminates the earlier of six months after the Effective Time and April 21, 2000. Transfers may be made before the expiration of this lock-up period, however, to a Qualified Institutional Buyer as defined under Securities Exchange Commission Rule 144A. Messrs. Barlow and Solomon have agreed not to transfer any shares of common stock they will receive in the Merger for a period ending the earlier of one year after the Effective Time or January 21, 2001.

DIRECTORS AND EXECUTIVE OFFICERS

    Immediately after the Effective Time, the Directors and Executive Officers of the Combined Company shall be the persons set forth herein under the section "Management of the Combined Company."

                  PROPOSAL NO. 2: INCREASE IN AUTHORIZED STOCK

    You are asked to consider and approve an amendment to FirstLink's Articles to increase the number of shares of authorized common and preferred stock (together referred to as "Capital Stock"). The Articles currently authorize 20,000,000 shares of common stock, no par value, and 1,000,000 shares of preferred stock, no par value. If the Plan of Merger is not approved at the Special Meeting, this proposal will not be effected.

    The proposed amendment to the Articles would increase the number of shares of common stock which FirstLink is authorized to issue to 50,000,000; and increase the number of shares of preferred stock which FirstLink is authorized to issue to 5,000,000. You are urged to read the full text of the proposed Share Amendment carefully, a copy of which is attached as Appendix C. In the event the Share Amendment is approved, FirstLink will file the Share Amendment with the Secretary of State of the State of Oregon.

    At the Record Date, FirstLink had 3,706,979 shares of common stock issued and outstanding. If the Plan of Merger is approved, FirstLink would issue 3,175,000 shares of common stock to USOL common stock holders in exchange for USOL common stock; an additional 18,500,000 shares of common stock would be reserved for issuance upon conversion of the Series A and Series B Preferred Stock; 3,994,000 shares of common stock would be reserved for issuance under USOL warrants and options that are outstanding, all of which will be exchanged for FirstLink warrants and options; and 1,090,000 additional shares would be reserved for issuance under the Incentive Plan. If the proposal regarding the Incentive Plan is approved, there will be a total of 25,443,952 shares of common stock reserved for issuance upon conversion of the Preferred Stock and under incentive plans and outstanding warrants. If the Share Amendment is approved, FirstLink would be able to issue an additional 17,674,069 shares of common stock.

    FirstLink has not issued any shares of preferred stock. The Board is authorized to designate the rights and preferences of each series of preferred stock. In order to consummate the Merger, the Board will designate two series of preferred stock as the "Series A Convertible Preferred Stock" and the "Series B Convertible Preferred Stock." As a result of the Merger, 1,325,000 shares of Series A Preferred Stock and 155,000 shares of Series B Preferred Stock will be issued to USOL Preferred Shareholders. See "Description of FirstLink Securities--Preferred Stock."

PURPOSE AND EFFECT OF THE SHARE AMENDMENT

    FirstLink does not have a sufficient number of shares of preferred stock and common stock available for issuance in the Merger. Accordingly, FirstLink's Articles must be amended to provide the authorization to issue those shares. In addition, the Board of Directors believes that it is desirable to have additional authorized shares of Capital Stock available for possible future acquisition and financing transactions, stock dividends or splits, and other corporate purposes. Having authorized shares available for issuance in the future would give FirstLink greater flexibility and allow shares of Capital Stock to be issued without the expense and delay of a special shareholders meeting. The shares of Capital Stock would be available for issuance without any further action by the shareholders unless such action is required by applicable law or the rules of any stock exchange on which FirstLink's securities may be listed. The business plan of the Combined Company anticipates that additional shares of common and/or preferred stock may be issued to acquire companies or assets in the future.

    The additional shares of common stock for which authorization is sought would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. Such additional shares would not (and the shares of common stock presently outstanding do not) entitle the holders thereof to preemptive rights.

    The Board has the right to designate the rights and preferences of and series of preferred stock under the current Articles. The authorization of additional shares will not change that right. See "Description of FirstLink Securities--Preferred Stock."

    Although authorization is not being sought in response to any indication or proposal that FirstLink is a target for take-over activity, you should consider the fact that the increase in the authorized Capital Stock of the Company, coupled with the power of the Board to authorize the issuance of the shares and the ability of the Board to set the terms of the preferred stock, means that the Board could in the future act to cause the issuance of shares in a manner or on terms which might thwart or complicate efforts of a third party to attempt to gain control of the Company.

    The Board has unanimously approved the amendment contained in this Proposal No. 2, and recommends that you vote FOR the Share Amendment.

                      DESCRIPTION OF FIRSTLINK SECURITIES

COMMON STOCK

    Holders of shares of FirstLink common stock are entitled to receive dividends when and as declared by the Board out of any funds lawfully available therefor and, in the event of liquidation or distribution of assets, are entitled to participate ratably in the distribution of such assets remaining after payments of liabilities, in each case subject to any preferential rights granted to any series of preferred stock that may then be outstanding. The FirstLink common stock does not have any preemptive rights or redemption, conversion or sinking fund provisions. All of the issued and outstanding shares of common stock are, and all shares of common stock to be outstanding upon completion of the Merger will be, validly issued, fully paid and nonassessable. Holders of common stock are entitled to one vote per share on all matters to be voted upon by the shareholders. Holders of shares of FirstLink common stock do not have cumulative voting rights in the election of directors, which means that the holders of more than 50% of the shares voting can elect all directors.

PREFERRED STOCK

    The Articles permit the Board, without further shareholder authorization, to issue preferred stock in one or more series and to fix the terms and provisions of each series, including dividend rights and preferences, conversion rights, voting rights, redemption rights and rights on liquidation, including preferences over common stock. The issuance of any series of preferred stock under certain circumstances could adversely affect the voting power or other rights of the holders of common stock, and, under certain circumstances, be used as a means of discouraging, delaying, or preventing a change in control of the Company. No preferred stock is outstanding. However, prior to the effectiveness of the Merger, the Board will designate two series of preferred stock, described below, and will issue shares of each series in the Merger. The Company will not offer preferred stock to officers, directors, or substantial shareholders of the Company except on the same terms as are offered to all shareholders as a group, or to new investors.

SERIES A PREFERRED STOCK

    The Board will designate two series of preferred stock prior to the Merger. The first series will be designated the "Series A Convertible Preferred Stock," and 1,700,000 shares of no par value Series A Preferred Stock will be authorized to be issued. Under the terms of the Merger Agreement, the Combined Company will initially issue a total of 1,325,000 shares of Series A Preferred Stock.

    The stated value of each share of Series A Preferred Stock is $25.00. Each share of Series A Preferred Stock has 12 1/2 votes per share on any matter on which holders of common stock are entitled to vote, except for the election of directors. Four of the entities that will be issued Series A Preferred

Stock will each have the right to nominate one of the seven directors of the Combined Company, and those directors will be elected by the holders of the Series A Preferred Stock, voting as a class and separately from all other classes and series. If the number of directors is increased or decreased, those four entities shall have the right to nominate and elect a majority of such number.

    Holders of Series A Preferred Stock are entitled to receive, out of funds legally available for such purpose, cumulative dividends from the date of issuance at the rate of 12% per year of the liquidation preference of $25.00 per share (the "Liquidation Preference"), payable quarterly in arrears on the last day of December, March, June, and September, commencing the first of these dates to occur after the Effective Time. The Combined Company has the option of paying the dividend in cash or in shares of its common stock. No dividends on common stock shall be paid unless all due and unpaid dividends on the Series A and Series B Preferred Stock have been declared and paid in cash.

    The holders of Series A Preferred Stock will have the following conversion rights:

    (1) Beginning July 21, 2001, each share of Series A Preferred Stock shall convert into common stock on the earliest to occur of (a) the closing of a firm commitment public offering pursuant to which the Combined Company offers its equity securities for gross proceeds to the Combined Company of $40,000,000 or more; (b) the day that the closing sales price of the common stock on Nasdaq or a national securities exchange is $10 per share or more for 15 consecutive trading days; or (c) if the common stock is trading at more than $2.00 per share on July 21, 2006.

    (2) Holders of Series A Preferred Stock may also elect to convert their Series A Preferred Stock, in whole or in part, into common stock at any time.

    (3) The conversion price shall initially be $2.00 per share. The number of shares of common stock issuable upon conversion is the Liquidation Preference divided by the conversion price. The conversion price shall be reduced if the Combined Company sells shares of common stock or options, warrants, or other convertible securities for a consideration (or exercise or conversion price per share) less than the "Fair Value" of the common stock, defined as the average daily closing price for the preceding twenty trading days before the date in question. The conversion price will also be adjusted if the Combined Company subdivides its outstanding shares of common stock into a greater number of shares or if it issues a greater number of shares of common stock in a pro rata exchange for all of its outstanding shares of common stock.

    Upon the voluntary or involuntary liquidation, dissolution, or winding up of the Combined Company, the holders of Series A Preferred Stock shall be entitled to receive, equally with respect to their rights on liquidation, before payment or distribution of assets are made on common stock or on any other series or class of stock ranking junior to the Series A and Series B Preferred Stock, the Liquidation Preference, plus a sum equal to all dividends accrued on such shares and unpaid on the date fixed for liquidation, dissolution, or winding up. After payment of such Liquidation Preference the holders of the Series A Preferred Stock shall have no further claim or right to any of the remaining assets of the Combined Company.

    The Combined Company may redeem the Series A and Series B Preferred Stock beginning on the earlier to occur of July 21, 2009, or the date on which fewer than 25% of the aggregate of the shares of Series A and Series B Preferred Stock remain outstanding. The redemption would be made by paying the greater of "Fair Value" as defined in the Certificate of Rights and Preferences for the Series A and Series B Preferred Stock, or the Liquidation Preference, plus a sum equal to all dividends accrued on such shares and unpaid.

SERIES B PREFERRED STOCK

    The Board will designate the Series B Convertible Preferred Stock, and authorize a total of 300,000 shares of such series to be issued. At the closing of the Merger, a total of 155,000 shares of

Series B Preferred Stock will be issued. The Series B Preferred Stock has identical rights and preferences as the Series A Preferred Stock, except that holders of Series B Preferred Stock will not have the right to vote on any matter, except for a proposal to merge or consolidate with or into another entity or entities, or any recapitalization or reorganization in which they would be adversely affected. The holders of Series B Preferred Stock may also convert their shares into shares of Series A Preferred Stock at any time.

                          PROPOSAL NO. 3: NAME CHANGE

    Under FirstLink's current Articles of Incorporation, the name of the Company is "FirstLink Communications, Inc." The Board recommends to the shareholders an amendment to those Articles that would change the Company's name to "USOL Holdings, Inc." If the Plan of Merger is not approved, the name will not be changed. The Board has unanimously approved the amendment contained in this Proposal No. 3, and recommends that you vote FOR the approval of this amendment.

    The Board considers this Proposal to be in the best interests of FirstLink and its shareholders. After the Merger, the Combined Company will operate under the name USOL Holdings, Inc., and under the assumed names US Online and US Online Communications. The Combined Company may continue to market certain of its services under the FirstLink name, as well.

    If this Name Change is adopted, you will not be required to surrender your stock certificate in exchange for certificates containing the new name. However, stock certificates containing the name USOL Holdings, Inc., will be issued to a shareholder upon any purchase, sale or other disposition of our Capital Stock by such shareholder after the effective date of the Name Change. The trading symbol on Nasdaq will be "USOL."

                 PROPOSAL NO. 4: APPROVAL OF THE INCENTIVE PLAN

GENERAL

    The Incentive Plan was adopted by the Board of Directors of FirstLink on September 23, 1999. The shareholders of FirstLink are being asked to approve the Incentive Plan. No options have been issued under the Incentive Plan. On consummation of the Merger, new options will be issued under the Incentive Plan to substitute for options issued under USOL's incentive plan.

    The Incentive Plan provides a means by which selected officers and employees of and consultants to FirstLink and its affiliates could be given an opportunity to purchase stock in FirstLink, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of FirstLink.

    The Board has unanimously adopted the Incentive Plan, and recommends that you vote FOR the approval of the Incentive Plan.

TERMS OF THE INCENTIVE PLAN

    The Incentive Plan provides for the grant of (1) both incentive stock options ("ISO's) and non-statutory stock options ("NSO's"), (2) restricted stock awards, and (3) stock appreciation rights ("SAR's") (collectively, (1) - (3), "Stock Awards"). ISO's are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. NSO's granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of Stock Awards.

    The Incentive Plan is administered by the Board. The Board has the power to construe and interpret the Incentive Plan and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an ISO, an NSO, a restricted stock award, an SAR or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an SAR; and the number of shares with respect to which a Stock Award shall be granted to each such person. The Board is authorized to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. The Board has not delegated that authority. Upon completion of the Merger, the Board may delegate administration of the Incentive Plan to a committee. As used herein with respect to the Incentive Plan, the "Board" refers to the Board of Directors as well as to any committee to whom administration is delegated.

    ELIGIBILITY. ISO's and SAR's related to ISO's may be granted under the Incentive Plan only to employees (including officers and directors who are employees) of FirstLink and its affiliates. Selected employees, non-employee directors and consultants are eligible to receive Stock Awards other than ISO's and such SAR's under the Incentive Plan. No ISO may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of FirstLink or any affiliate of FirstLink, unless the ISO exercise price is at least 110% of the fair market value of the stock subject to the ISO on the date of grant, and the term of the option does not exceed five years from the date of grant. For ISO's granted under the Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of FirstLink and its affiliates) may not exceed $100,000. Non-employee directors are eligible only for NSO's.

    SHARES RESERVED. The aggregate number of shares of common stock that, initially, can be issued under the Incentive Plan is 3,000,000; provided, however, that such number of shares shall increase automatically if the Combined Company issues additional shares of common stock, so that the maximum number of shares of common stock that may be issued or transferred pursuant to awards under the Incentive Plan would equal 10% of the total number of issued and outstanding shares of common stock at that time.

    EXERCISE PRICE; PAYMENT. The exercise price of ISO's under the Incentive Plan may not be less than the fair market value of the common stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. If options are granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by
Section 162(m) of the Code. See "Federal Income Tax Information." In the event of a decline in the value of FirstLink's common stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or non-statutory, with new lower priced options. To the extent required by the Code, an option re-priced under the Incentive Plan is deemed to be canceled and a new option granted. The exercise price of options granted under the Incentive Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, by delivery of other common stock of FirstLink.

    OPTION EXERCISE. Options granted under the Incentive Plan may become exercisable ("vest") in cumulative increments as determined by the Board. The Board has the power to accelerate the time during which an option may be exercised. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing FirstLink to withhold a portion of the stock otherwise issuable to the optionee, by delivering shares of FirstLink stock already owned stock by the optionee, or by a combination of these means.

    TERM. The maximum term of options under the Incentive Plan is 10 years. Options under the Incentive Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of FirstLink or any affiliate of FirstLink, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time not exceeding 90 days following such termination; (b) the optionee dies while employed by or serving as a consultant or director of FirstLink or any affiliate of FirstLink, in which case any restriction on exercise shall terminate and the option may be exercised within 90 days of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option award agreement by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

    TRANSFERABILITY. An ISO may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. An NSO may not be transferred except by will or by the laws of descent and distribution unless otherwise specified in the option agreement, in which case the NSO may be transferred upon such terms and conditions as set forth in the option, including pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party that may exercise the option in the event of the optionee's death.

    VESTING. Shares of stock awarded under the Incentive Plan may, but need not, be subject to a vesting schedule to be determined by the Board.

    STOCK APPRECIATION RIGHTS. Two types of SAR's are authorized for issuance under the Incentive Plan: Tandem SAR's and Independent SAR's. Tandem SAR's may be granted pursuant to an option, and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. Tandem SAR's require the holder to elect between the exercise of the underlying option for shares of stock and the surrender, in whole or in part, of such option for an appreciation distribution.

    Independent SAR's may be granted independently of any option. The terms of an independent SAR, including the number of shares, vesting periods, if any, and expiration date, is determined by the Board when the SAR is awarded.

    An SAR entitles the Holder, upon exercise, to receive payment of an amount determined by multiplying (a) the difference between the fair market value of a share of stock on the date of grant of the SAR and the fair market value of share of common stock on the date of exercise of that SAR; by (b) the number of shares as to which the SAR has been exercised. However, the Board may limit the amount payable upon exercise of an SAR when the SAR is awarded. The appreciation distribution payable on the exercised SAR may be made, in the discretion of the Board, in cash, in shares of common stock based on the fair market value on the date of the exercise of the SAR, or in a combination of cash and stock.

    ADJUSTMENTS. If there is any change in the stock subject to the Incentive Plan or subject to any Stock Award granted under the Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Incentive Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, and the class, number of shares and price per share of stock subject to such outstanding options.

    Any award agreement may provide that, in the event of a dissolution or liquidation of FirstLink, a specified type of merger or other corporate reorganization (a "Change-in-Control"), to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the Incentive Plan or substitute similar options for those outstanding under such plan; or such outstanding options will continue in full force and effect. The restrictive period of a Restricted Stock Award may be accelerated and the restrictions shall expire. The acceleration of a Stock Award in the event of a Change-in-Control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of FirstLink.

    The Board may suspend or terminate the Incentive Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on September 23, 2009. The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of FirstLink if the amendment would: (a) increase the number of shares reserved for issuance upon exercise of options; (b) increase materially the benefits accruing to individuals eligible to receive Stock Awards; or (c) modify the requirements as to eligibility for participation. The Board may submit any other amendment to the Incentive Plan for shareholder approval.

    RESTRICTED STOCK AWARDS. The Board shall set the restrictions on stock granted under the Incentive Plan. The conditions to removal of the restrictions may include continuing employment or service as a director or officer, or achievement of performance objectives described in the award agreement. The Board may also determine what rights, if any, the Holder of the restricted stock award may have, including the right to vote the shares and receive dividends and other distributions paid or made with respect to the shares.

    To the extent provided by the terms of a restricted stock award, the Holder of the award may satisfy any federal, state or local tax withholding obligation relating to the award, by cash payment upon grant, by authorizing FirstLink to withhold a portion of the stock otherwise issuable pursuant to the grant, by delivering already-owned stock of FirstLink, or by a combination of these means.

FEDERAL INCOME TAX CONSIDERATIONS

    INCENTIVE STOCK OPTIONS. ISO's under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionee or FirstLink by reason of the grant or exercise of an ISO. However, the exercise of an ISO may increase the optionee's alternative minimum tax liability, if any. If an optionee holds stock acquired through exercise of an ISO for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, FirstLink will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS. There are no tax consequences to the optionee or FirstLink by reason of the grant of an NSO. Upon exercise of an NSO, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, FirstLink is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, FirstLink will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    RESTRICTED STOCK AWARDS. Upon acquisition of stock under a restricted stock award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, FirstLink is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, FirstLink will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on how long the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

    STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, FirstLink is required to withhold from the payment made on exercise of the SAR or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, FirstLink will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. The Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the Incentive Plan, when combined with all other types of compensation received by a covered employee from FirstLink may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. Compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and SAR's maybe granted during a specified period; (ii) the per-employee limitation is approved by the shareholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directorsf"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant.

                       THE BUSINESS OF FIRSTLINK AND USOL

GENERAL

    FirstLink and USOL provide CATV and local and long distance telephone services to residents in MDUs, mainly apartment and condominium complexes. They market these services to the residents of the buildings through agreements with the owners or managers of the complexes. These ROE contracts give them the exclusive right to market the services to the residents of the complexes. Both companies offer property owners significant incentives to enter into ROE contracts with them. They offer property owners a share of the revenue generated by the residents who purchase services from them. FirstLink and USOL believe they offer superior customer service, which enhances the owner's ability to attract tenants.

    The Combined Company will target demographically appealing MDUs clustered in geographic regions with growing populations. FirstLink currently has ROE contracts with 16 residential developments in three cities in the United States. As of June 30, 1999, 14 of those properties were online, all in Portland, Oregon, representing 3,300 apartment units. As of June 30, 1999, FirstLink had 2,082 and 1,556 CATV and telephone customers, respectively. USOL currently services MDUs located in Austin, Dallas-Fort Worth, Denver, San Antonio, and the Washington, D.C. metropolitan area (including the Virginia suburbs). As of June 30, 1999, it had an installed base of over 11,800 subscribers, consisting of 9,246 CATV and 2,564 telephone customers.

INDUSTRY OVERVIEW AND COMPETITION

    The telecommunications industry in the United States is large, and it is changing quickly. Technological and regulatory changes have enabled smaller companies to compete more effectively in telephone markets, which have been dominated by a few large companies. Improved technology has also enabled companies to compete with CATV companies by bypassing the need for building plants throughout the city. This "wireless cable" uses broadcast technology to deliver audio, visual, and data signals from centralized locations to the end user, either an individual residence or a building. These signals can be delivered by satellite directly to the user, or through Satellite Master Antenna Television ("SMATV") distribution systems.

    The regulatory environment in the telecommunications industry has changed dramatically over the past few years. In 1990, the FCC mandated that states act to shift the ownership of telephone wiring in customer premises from regional bell operating companies ("RBOCs") to property owners. This decision relieved regulated local telephone companies of the burden of wire maintenance and allowed property owners to decide how to use existing wiring. This regulatory development created the opportunity for private telecommunications operators to serve MDUs as resellers of local telephone network services. In the past, however, the cost of switching equipment and tariffs in local and long-distance exchange markets prevented private telecommunications operators from taking advantage of this opportunity.

    Recent changes in the telecommunications industry have enabled private telephone operators to package and resell all types of telecommunications services to MDU residents at competitive prices. These changes include (i) the development of highly reliable, efficient, low-cost private branch exchange and switching equipment, (ii) the proliferation of fiber optic transmission capacity, and (iii) the gradual decrease in barriers to entry into local markets. While these changes have created opportunities for private telephone operators, they have also created pricing pressures, which may depress profit margins for such private telephone operators in the future.

    Traditionally, different companies have provided residents in apartment and condominium complexes with local telephone, long distance telephone, cable television and, more recently, internet services. Consumers typically have had to contract with four different companies to receive these services; pay four separate bills, and contact four different companies to correct service problems. Federal and local regulations prohibited the traditional providers of local telephone service from offering long distance service. Technological and financial limitations inhibited cable television companies from offering telephone and internet services; and also prevented local telephone providers from offering cable television services. That environment is changing rapidly, as regulatory prohibitions have lessened and technology has advanced. Many companies are seeking ways to deliver one or more of these services as one package. Many states began to allow companies to purchase dial tone from the local telephone company on a wholesale basis and resell the dial tone to the tenant from common telecommunications facilities. Other services are added to the package, such as long distance and cable television. These bundled services are referred to in the industry as Residential Multi-Tenant Services, or RMTS.

    The technological and regulatory changes have enabled smaller companies to enter the CATV, telephone and internet markets. Some of those new companies have concentrated their marketing efforts on MDUs. The potential market for RMTS remains largely undeveloped, creating significant opportunities for companies with the technological, operational and administrative ability to manage growth effectively. First, there are few competitors relative to the size of the potential market, which is estimated to be approximately 6 million units across the United States located in MDUs of 200 units or more. Second, RMTS providers can offer their services selectively and at rates below those offered by traditional CATV and telecommunications companies. Due to their lower cost structure, reduced regulatory oversight, and economies of scale realized from an increased range of products and services offered, RMTS providers can generally offer revenue-sharing agreements to property owners to induce them to enter into long-term contracts.

    The market for CATV and telephony services is highly competitive. FirstLink and USOL compete for ROE contracts with franchised cable operators ("MSOs") and other private cable operators as well as the RBOCs. Under the terms of its ROE contracts, FirstLink and USOL generally are required to provide products and services that are competitive with those offered by other cable and telecommunications providers. FirstLink and USOL compete for customers on the basis of price, services offered, and customer service. MSOs and RBOCs, represent FirstLink's and USOL's principal competition. These competitors are typically very large companies with significantly greater resources than those the Combined Company will have. FirstLink and USOL compete directly for ROE contracts with these companies. The Telecommunications Act of 1996 (the "1996 Act") allows RBOCs to enter the cable business as well. The principal RMTS competitors of FirstLink and USOL are GE/RESCOM, OpTel, Inc., and OnePoint Communications, L.L.C.

GOVERNMENT REGULATION

    FirstLink and USOL are subject to regulations under both state and federal telecommunications laws, which are fluid and rapidly changing. On the state level, rules and policies are set by each state's Public Utility Commission or Public Service Commission ("PUC" or "PSC"). On a federal level, the FCC, among other agencies, dictates the rules and policies that govern interstate communications providers. The FCC is also the main agency in charge of creating rules and regulations to implement the 1996 Act.

REGULATION OF THE ACTIVITIES OF PRIVATE CABLE OPERATORS

    Franchise cable operators are subject to a wide range of FCC regulations regarding such matters as the rates charged for certain services, transmission of local television broadcast signals, customer service standards/procedures, performance standards and system testing requirements. In addition, the operator's franchise, which can be issued at the municipal, county or state level, typically imposes additional requirements for operation. These relate to such matters as system design and construction, provision of channel capacity and production facilities for public educational and government use, and the payment of franchise fees and the provision of other "in kind" benefits to the city.

    The operator of a video distribution system that serves subscribers without using any public right-of-way, referred to generally as a private cable operator, is exempt from the majority of FCC regulations applicable to franchised systems which do use public rights-of-way. Moreover, a state or local government cannot impose a franchise requirement on such operators.

    To remain exempt from extensive FCC regulation and local franchising requirements, the Combined Company will confine its video distribution facilities to contiguous private property, and obtain programming primarily via SMATV facilities. The Combined Company intends to rely on 18 gigahertz ("GHz") microwave links to cross public rights-of-way where necessary and technically feasible. The use of microwave frequencies to transmit video signals across a public right-of-way is not considered a "use" of the right-of-way sufficient to trigger a local franchising requirement or FCC regulation applicable to franchised operators. The Combined Company intends to be a private cable operator in all of the markets that it serves. However, TheResidentClub.com may choose not to be a private cable operator in markets it may serve.

    Even if the Combined Company structures its operations in the foregoing manner, it will have to comply with various FCC rules, including

    - the FCC's signal leakage rules, which require monitoring and testing of its facilities,

    - various Equal Employment Opportunity Commission requirements (including annual reports and implementation of a nondiscrimination policy and a positive program to encourage equal opportunity),

    - requirements that the Combined Company obtain the consent of commercial broadcast stations for transmission of the stations' signals, and

    - rules requiring the closed captioning of programming.

    In addition, the use of 18 GHz microwave links nationwide could be affected generally by two ongoing proceedings at the FCC. In the first proceeding, the FCC is considering whether to provide for routine "blanket" licensing of large numbers of small antenna earth stations in a range of frequency bands including the 18 GHz band. If such operations are allowed, it is possible that the Combined Company would be required to use more sophisticated and more expensive equipment to maintain signal quality in its point-to-point 18 GHz microwave links. It is also possible that the proposed operations would cause interference with these links that could not be remedied entirely. In the second proceeding, initiated on April 1, 1998, the FCC has been asked to authorize the use of the 12 GHz band for transmission of video programming. Such action would expand the general availability of microwave links. More importantly, a 12 GHz link can cover approximately twice the distance of an 18 GHz link and consequently would allow the Combined Company to integrate systems over a larger area.

REGULATIONS THAT AFFECT THE RIGHT TO ACCESS PROPERTIES

    Federal law provides MSOs access to public rights-of-way and certain private easements. These provisions generally have been limited by the courts to apply only to external easements, and MSOs have not been able to use these rights to access the interior of MDUs without owner consent. In some jurisdictions, MSOs have been able to use state or local access laws to gain access to a property over the owner's objection and in derogation of a competing provider's exclusive contractual right to serve the property. These statutes, referred to as "mandatory access" provisions, typically empower only MSOs to force access to an MDU to provide service to the residents regardless of whether the owner objects or has entered into a contract with an alternative provider of video services such as the

Combined Company. Thus, in jurisdictions where a mandatory access provision has been enacted, an MSO would be able to access an MDU and provide service in competition with the Combined Company regardless of whether the Combined Company has an exclusive ROE contract with the owner. The ability of MSOs to force access to an MDU and take a portion of the subscriber base could negatively effect the Combined Company's operating margin at a particular property.

    An ongoing FCC proceeding raises the possibility that direct broadcast satellite ("DBS") and multi-channel, multi-point distribution service ("MMDS") operators will be granted rights on a national basis similar to the mandatory access provided to MSOs in some state and local jurisdictions. The FCC recently adopted rules prohibiting homeowners associations, manufactured housing parks and state and local governments from imposing any restriction on a property owner that impairs the owner's DBS systems and MMDS antennas one meter or less in diameter or diagonal measurement. The FCC has sought comment on the possibility of adopting rules that would prohibit MDU owners from imposing such restrictions on residents of their rental properties. If the FCC were to adopt such rules, DBS and MMDS operators, through tenant choice, presumably would be able to gain access to serve some individual residential units within MDUs without the owner's consent.

RULES WHICH GOVERN THE DISPOSITION OF WIRING INSIDE MDUS

    In 1998 the FCC issued new rules governing the disposition of inside wiring by incumbent operators in MDUs upon termination of service when the incumbent operator owns the wiring. As do other new providers, in some instances, the Combined Company will face difficulty in taking over a property because the ownership of the wiring is uncertain or contested and the property owner is hesitant to allow installation of additional wiring. The new rules address this issue and facilitate competition from new providers by requiring the incumbent operator to choose between sale, removal or abandonment of the wiring within certain time constraints and by allowing installation of wiring within an incumbent's molding in certain instances. The rules are currently the subject of petitions for reconsideration at the FCC and at least one judicial challenge in the Eighth Circuit Court of Appeals.

    In conjunction with the issuance of the inside wiring rules, the FCC sought comment on a number of related issues which it will address in new rules. It is considering, among other things, whether to:

    - adopt a cap on the duration of exclusive contracts equal to the amount of time reasonably necessary to recover capital costs (the FCC has proposed a cap of seven years);

    - limit the ability of multi-channel video programming distributors with market power (typically the local franchisee) to enter into exclusive contracts;

    - take action to address the anti-competitive effects of perpetual exclusive contracts (those continuing though all future renewals of the franchise), such as by allowing MDU owners to void these contracts pursuant to a "fresh look" mechanism;

    - require competing providers to share a single system of wiring;

    - extend existing rules on cable home wiring (that wiring within residential units up to twelve inches outside each unit) to all video programming distributors and not just franchise operators; and/or

    - extend rights of subscribers to install their own cable wiring within MDUs.

    The comments filed in this proceeding are divided on many of the key issues regarding treatment of exclusive and perpetual contracts.

    Given the limited subscriber base at MDUs, it is important for the Combined Company to be able to rely upon exclusive contracts as a means of maximizing revenue at a particular property. Thus, if in implementing rules to address the foregoing issues, the FCC imposes too short a cap on exclusive contracts or otherwise unduly limits their use, it could have a material adverse effect on the Combined Company's business, financial condition, and results of operations. In addition, the perpetual contracts often utilized by franchise operators inhibit competition from alternative providers such as the Combined Company or stifle it altogether if such contracts are exclusive. If the FCC does not grant MDU owners broad enough powers to extricate themselves from perpetual contracts with franchise operators, the perpetual contracts would limit the number of MDUs at which the Combined Company could compete, which could have a material adverse effect on its business.

THE REGULATION OF DIRECT BROADCAST SIGNAL PROVIDERS

    Congress is considering legislation that, if enacted, could make it easier for the Combined Company to use DBS as a source of programming while at the same time making it easier for DBS providers to compete. The proposals would greatly expand the areas in which DBS providers can distribute signals of local TV stations national networks and would reduce the license fees that DBS providers must pay for carrying broadcast signals. Finally, proposed FCC regulations could limit the ability of MDU owners to deny tenants the right to subscribe to DBS service.

FCC REGULATION OF FRANCHISE CABLE TELEVISION RATES

    The FCC regulates the rates that franchise cable systems charge for basic monthly service and certain customer premises equipment. As an exception to the general uniform rate requirement, the regulations allow certain "bulk" discounts to MDU customers, enabling franchise cable systems to be more competitive with private operators such as the Combined Company. In addition, rate regulation does not apply if the franchise operator is subject to "effective competition" as defined by the FCC or if the operator qualified for the "small operator" exemption. The FCC is currently considering revisions to the uniform rate regulations and the foregoing exemptions which may affect the level of protection the regulations afford private operators. More generally, the regulations do not prohibit discriminatory pricing for services other than rate-regulated services and associated installation and equipment costs.

    Actions by the FCC that expand the freedom of MSOs to set rates or the termination of rate regulation altogether could allow franchise operators to subsidize competition at MDUs through their citywide operations. This could have a material adverse effect on the Combined Company's business.

PAYMENT FOR THE USE OF COPYRIGHTED MATERIAL

    The broadcast programming to be distributed by the Combined Company contains copyrighted material. Accordingly, the Combined Company will have to pay copyright fees for its use of that material (copyright liability for satellite-delivered programming is typically assumed by the supplier). The U.S. Copyright Office recently ruled that private systems located in "contiguous communities" (or operating from one headend) will be treated as one system and that the revenue for such systems must be combined in the calculation of copyright fees. If the combined revenue figure is high enough, it results in more complicated fee calculations and higher fees. The Combined Company intends to structure its programming to minimize the revenue associated with retransmission of television and radio broadcasts in an effort to maintain a simplified filing status and to reduce its copyright liability in the event it must file under the more complicated formula.

THE REGULATION OF TELEPHONE SERVICES

    The Combined Company will operate as either a shared tenant service provider, a competitive local exchange carrier, or an interchange connection carrier to provide telephone services to its customers. Fewer than a dozen states impose certification and/or tariffing requirements on shared tenant service providers, while virtually all states do so with respect to competitive local exchange carriers. While the FCC and a majority of states impose certification and/or tariffing requirements on interchange connection carriers, federal and state regulation of those has been relaxed substantially over the past few years. Competitive local exchange carriers remain subject to a wide array of regulatory constraints and obligations. By contrast, regulation of shared tenant providers is minimal. FirstLink is certified as a competitive local exchange carrier in the states of Colorado, Oregon, Washington, and Texas, and the Combined Company intends to seek similar authority when its enters other states. FirstLink also has authority to operate as an interchange connection carrier in the same states and will seek authority to do so to the extent such authority is required when the Combined Company enters new states.

    The 1996 Act opened the local telecommunications markets to competition by mandating the elimination of legal, regulatory, economic and operational barriers to competitive entry. These changes provided FirstLink and USOL with new opportunities to provide local telephone services on a more cost-effective basis. The 1996 Act, however, also provides the RBOCs with a means to enter the long-distance market, which introduced a number of substantial new competitors in that market. On balance, management believes that the Combined Company will benefit significantly from the market-opening provisions of the 1996 Act.

THE MARKET

    The potential market for RMTS in the United States consists of approximately 10 million apartment units located in MDU communities of 50 or more units. While all of these units are currently served by some form of telephony or CATV service, FirstLink believes that fewer than 15% are currently served by an RMTS provider. FirstLink and USOL believe that they can increase their penetration of this market by virtue of the revenue-sharing provisions in their ROE contracts, their ability to cross-market multiple products and services at competitive prices, their point-of-sale marketing arrangements with property owners, and by offering competitive products and superior customer service. FirstLink and USOL believe that it is important to enter target markets as quickly as practicable to establish an early market presence and to gain critical operating mass in advance of competitors. Prior to signing new ROE contracts, it has been the practice of FirstLink and USOL to conduct a thorough review of each property, including engineering and cost analyses, to determine if the facilities can be installed on a cost-effective basis. Once a property has been selected, the construction process is closely monitored so that the appropriate infrastructure is installed on a timely basis and within budget.

BUSINESS STRATEGY

    The Combined Company's primary objective is to become a leading provider of RMTS in the United States. It plans to accomplish this objective by growing both through acquisitions and through internal sales and marketing.

    USOL is seeking to acquire private and wireless cable operators and their ROE contracts at attractive prices in strategic geographical clusters. The Combined Company will continue to do so. FirstLink and USOL believe that the Combined Company will be able to improve the penetration rates in the acquired properties by offering improved channel line-ups, better customer service and additional services such as telephony and internet. Once the Combined Company has established a presence in a market through acquisition, it should be able to maximize the benefits of clustering by marketing directly to property owners and managers in that market.

    In order to facilitate the Combined Company's growth strategy, it intends to provide CATV services as a private cable operator. As a private cable operator, it will acquire programming through program access agreements and distribute the product through a network on the MDU premises. It will use the expertise of USOL, which currently operates as a private cable operator. FirstLink and USOL have concluded that this CATV fulfillment methodology is necessary for the following reasons.

    First, FirstLink and USOL believe that it will become increasingly more difficult, if at all possible, to negotiate favorable bulk CATV resell agreements with the local MSOs. FirstLink experienced this in its negotiations with TCI. FirstLink and USOL believe that as TCI and AT&T begin to provide bundled phone and video products, they may view the Combined Company as a competitor as opposed to a partner. Second, although more capital intensive, by operating as a private cable operator, FirstLink and USOL expect to significantly improve the Combined Company's CATV operating margins, thus reducing the time necessary to reach positive operating cash flow. Third, because FirstLink acquired signal from the local MSO, the MSO often required the property owner to enter into an ROE contract with the MSO in addition to the property owner's ROE agreement with FirstLink. As a result, if FirstLink chose to stop purchasing signal from the MSO, the MSO could have the right to compete with FirstLink at the property. FirstLink and USOL have concluded that such joint CATV ROE contracts may diminish the value of the subscriber base. However, the Combined Company will continue to honor FirstLink's commitments under existing bulk CATV agreements.

    The Combined Company will also explore other ways to provide enhanced local dial tone, such as reselling services of competitive local exchange carriers. Traditionally, FirstLink and USOL have provided local phone service by utilizing purchased switching hardware and software in combination with leased networks from the incumbent local exchange carrier.

    The Combined Company plans to grow as rapidly as its infrastructure and financing will allow, while maintaining its commitment to quality customer service. The Combined Company believes that the back office infrastructure of USOL, including its customer service call center, billing system and management information systems provide a scaleable platform to support the Combined Company's growth and strategy. It is the Combined Company's intention to operate the business from Austin, Texas, utilizing the USOL facilities.

GROWTH STRATEGY

    The Combined Company's primary objective is to become a leading RMTS provider in the United States. It plans to meet this objective by:

    - targeting MDUs with favorable demographics;

    - capturing the benefits of geographic clustering;

    - offering competitive products and superior customer service; and

    - using a flexible and reliable technology platform.

    The Combined Company plans to pursue the following strategies:

    - generate additional ROE contracts in existing markets;

    - offer products in new markets;

    - cross-sell additional related products and services to its existing subscriber base once a market has been developed;

    - pursue acquisition of other CATV and telephony service providers.

    An important part of this growth strategy is to acquire companies that provide CATV and telephone services in specific targeted areas. However, neither FirstLink nor USOL have any current agreements or understandings with respect to any specific acquisition.

                          INFORMATION ABOUT FIRSTLINK

BUSINESS

PRODUCTS AND SERVICES

    FirstLink offers standard and enhanced local and long-distance telecommunications and CATV services to residents of MDUs. It has historically provided CATV services by acquiring and reselling signal from the local franchised MSO. It has provided enhanced local phone service by purchasing switching hardware and software and leasing networks from the incumbent local exchange carrier. FirstLink has provided long-distance telephone service by reselling services purchased from inter-exchange carriers.

    FirstLink offers its subscribers a full range of popular CATV programming at competitive prices. Its basic MDU programming package is generally priced competitively with the rate charged by incumbent MSOs. It offers premium television services, including uninterrupted full-length motion pictures, regional sports channels, sporting events, concerts, and other entertainment programming. It also offers premium channels, including HBO-TM-, Cinemax-TM-, Showtime-TM-, and The Disney Channel-TM- individually or in discounted packages with basic or other services. It also offers movies, sporting events, concerts and other special events on a pay-per-view basis.

    FirstLink introduced high-speed internet access to certain properties during 1999, utilizing the network of a national provider. It believes that its customers can experience data transmission speeds of up to 1 Mb per second, which is approximately 27 times faster than the 56K per second speed provided by dial-up modems for use over existing telephone lines.

INSTALLED BASE

    FirstLink currently has ROE contracts with 16 residential developments in three cities in the United States, including properties owned or managed by Equity Residential Properties Trust, Trammell Crow Residential, Harsh Investment Corp., and an affiliate of Prudential Insurance Company of America. Fourteen of those properties were online as of June 30, 1999, representing 3,300 units. Contract terms range from five to 20 years with an average remaining term of
7.9 years.

PROPERTY LOCATION                               UNITS UNDER CONTRACT   UNITS ONLINE
-----------------                               --------------------   ------------
Portland, OR..................................          3,500              3,300
Seattle, WA...................................            351                 --
Denver, CO....................................            315                 --
                                                        -----              -----
                                                        4,166              3,300
                                                        =====              =====

    FirstLink had ceased marketing to additional properties during the recent period of time when it was evaluating different business alternatives. It is anticipated that marketing efforts will commence again prior to the Merger.

SUPPLIERS

    FirstLink currently leases transmission facilities from US WEST Communications, Inc. ("USWC"), MCI Worldcom, and Frontier Communications. It acquires cable television signal from TCI Cablevision of Oregon, Inc. and KBL Cablesystems of the Southwest, a Time Warner company. It uses switching hardware manufactured by Digital Telecommunications Inc. FirstLink uses Transport Logic to provide internet services. FirstLink believes that alternative sources are available for all critical equipment and services that it uses except for cable television signals, and that such equipment and services can be obtained at prices comparable to those it presently pays.

PROPERTIES

    FirstLink leases 2,100 square feet of office space at 190 SW Harrison Street in Portland, Oregon under a five-year lease expiring on October 31, 2001. In addition, it has leased 4,500 square feet of office space at 117 SW Taylor Street in Portland, Oregon under an eight-year agreement with an option to terminate at any time after five years. FirstLink had intended to relocate its headquarters to the Taylor Street location. However, since the Combined Company will manage operations from the USOL facility in Austin, the Taylor Street location will no longer be necessary. The Combined Company plans to remain in the Harrison Street location, utilizing the space for the Portland field office, and sublease the office space at Taylor Street. FirstLink has subleased the Taylor Street property effective January 1, 2000, at a rate that covers its costs for the space. The management of FirstLink and USOL believe that the Combined Company's office space will be sufficient for the next several years. FirstLink also maintains equipment, primarily switches, at various locations to provide local dial tone for its customers.

EMPLOYEES

    FirstLink employs 10 persons on a full-time basis in its Portland offices and 2 employees are working in USOL's Austin, Texas, offices. Of these employees, 5 are administrative or management and 7 are in the areas of customer service, billing, and operations. It believes that its relationship with employees, none of whom are union members, is good. All of its non-executive employees are at will.

LEGAL PROCEEDINGS

    FirstLink is not a party to any material legal proceedings.

                             INFORMATION ABOUT USOL

BUSINESS

BACKGROUND

    USOL currently provides CATV and telephony services to MDU residents at competitive rates. Its CATV service offers a full range of popular programming tailored specifically for each MDU or region. It obtains its CATV programming through program access agreements with suppliers. It currently provides standard and enhanced local and long-distance telephony services over networked central office telecommunications platforms.

    Since inception, USOL has experienced significant growth in the total number of passings, subscribers, and properties covered by ROE contracts. "Passings" are the number of units to which USOL is capable of delivering one or more services. From December 31, 1996 to June 30, 1999, the number of passings increased from approximately 7,600 to approximately 20,600 (an increase of approximately 271%), and the number of subscribers increased from approximately 3,600 to approximately 11,000 (an increase of approximately 306%).

PRODUCTS AND SERVICES

    USOL offers standard and enhanced local and long distance telecommunications and/or CATV services to MDU residents. In addition, USOL has begun to offer high speed internet access to some of the existing properties. Although USOL's products and services are similar to the telephone and CATV services that apartment residents already purchase in large numbers, USOL believes it offers comparable features at competitive prices with superior customer service.

    CATV SERVICES. USOL typically delivers its CATV services by re-transmitting programming signals via antenna and principal headend electronic equipment that receive and process signals from satellites, via both analog and digital transmissions. USOL obtains its programming through program access agreements with suppliers of programming. USOL's private cable systems also process and distribute off-air transmission signals from local network affiliates and independent television stations. USOL's cable system architecture generally eliminates the need for set-top converter boxes when it is connected to cable-ready television sets, and enables USOL to activate service for subscribers without entering into an apartment. Many of USOL's systems currently use 18 GHz microwave relays to link more than one apartment community to a single headend, enabling USOL to realize greater economies of scale. In the future, management plans to employ the technology that provides the most attractive return on invested capital without compromising its service. In some instances, USOL may simply resell the services of the local franchise cable operator. USOL is also currently analyzing and/or beta testing other technologies including fiber optics, digital overlays, and interdiction (automated work order processing) to provide expanded and enhanced services.

    USOL offers its subscribers a full range of popular CATV programming at competitive prices. Its basic MDU programming package is generally priced below the rate charged by incumbent franchise CATV operators, and it offers uninterrupted full-length motion pictures, regional sports channels, sporting events, concerts, and other entertainment programming. Premium channels, including HBO-TM-, Cinemax-TM-, Showtime-TM-, and The Disney Channel-TM-, are generally offered individually or in discounted packages with basic or other services. USOL also offers sporting events, concerts, and other special events on a pay-per-view basis, dependent on necessary subscription volume. In addition, USOL offers each property its own dedicated channel, called "Community Link," that provides on-site management with the ability to communicate electronically with residents.

    TELEPHONY SERVICES. USOL currently purchases standard and enhanced local and dedicated long-distance telephony services in bulk via T1-based connectivity from local exchange carriers, competitive local exchange carriers, and interexchange carriers. USOL offers local and long-distance telephony services to customers through their networked, central office telecommunications platforms. Telephony services offered by USOL include call waiting, call forwarding, caller ID and voice mail. USOL does not permit its customers to place 900-number calls and related type services, in part to limit the potential credit risk associated with such calls, and in part because of the additional expense associated with tracking such calls. USOL's switching systems are software-driven and capable of feature enhancement and efficient, remote servicing through software interfaces.

    OTHER SERVICES. In addition to offering CATV and telephony services, USOL has begun to offer high-speed internet access services. The internet product will utilize existing outside plant infrastructure of the properties, specifically the copper wire and coaxial cable servicing the apartment units. USOL is also exploring additional services including paging and utility metering.

    THERESIDENTCLUB.COM. Through its second tier wholly-owned subsidiary, TheResidentClub.com, Inc., USOL acquired certain assets from GMACCM, including marketing agreements with MDU owners and vendors to sell various types of services to residents of the MDUs. The contracts are generally short-term. Currently, the marketing agreements are being used to sign up residents for local phone service on behalf of certain RBOCs. In return, the RBOCs pay one-time commissions, which in the aggregate are generating approximately $20,000 of revenue per month. It is USOL's plan to maintain the current activities until the new business plan can be implemented.

    Under the new plan, USOL will develop an entirely new business utilizing the internet. All residents of the properties under the marketing agreements will have automatic membership in "TheResidentClub.com." "TheResidentClub.com" membership will entitle a resident to free or discounted Internet service and the ability to acquire other products and services at discounted prices. "TheResidentClub.com" will attempt to derive revenues from its membership base. Such revenues may include, but are not limited to, one time commissions from the sales of products or services; recurring monthly commissions derived from selling products and services; national, regional and local advertising; membership fees; and sponsorship fees for providing vendors with exclusive rights to market directly to the members through "TheResidentClub.com" membership web site.

    USOL's senior debt commitment limits the amount of proceeds from the preferred stock sale and senior debt commitment that the Combined Company can use to fund TheResidentClub.com to $1 million. USOL is seeking to increase that limit to $3,000,000. Accordingly, TheResidentClub.com will require additional funding to pursue its business plan. TheResidentClub.com is currently looking at various alternatives for funding its business plan, including, but not limited to, private equity investments. The amount of funding required to execute TheResidentClub.com business plan is still being determined, but management expects it to range from $15 million to $25 million over the next 18 to 24 months. Any delays in raising the required funding will delay executing TheResidentClub.com business plan.

MARKETS AND INSTALLED BASE

    USOL currently provides CATV and telecommunications services in Austin, Dallas-Fort Worth, Denver, San Antonio and the Washington, D.C. metropolitan area (including the Virginia suburbs). USOL plans to expand the telecommunications component of its business by increasing the number of MDUs to which it provides telecommunications services and by expanding the number of telecommunications services it provides.

    As of June 30, 1999, the installed base of USOL included 20,600 operational passings, of which approximately 33% were telephony and approximately 67% were CATV. The installed base includes over 11,800 subscribers, which represents a total penetration rate of 57% of all units and a penetration rate of 65% of occupied units. Since several of USOL's operational passings are located in newly constructed properties in the initial lease-up phase, or recently activated properties, the penetration rate for all units is expected to increase as units are occupied and residents move in and out of the units over the following years.

    The table below summarizes the operational passings and subscriber base of USOL as of June 30, 1999.

                                                  PASSINGS                         SUBSCRIBERS
                                       -------------------------------   -------------------------------
OPERATIONAL MARKET                       CATV     TELEPHONE    TOTAL       CATV     TELEPHONE    TOTAL
------------------                     --------   ---------   --------   --------   ---------   --------
Austin...............................    3,730      2,043       5,773      2,278        597       2,875
Dallas--Fort Worth...................    2,824      2,598       5,422      2,280      1,260       3,540
Denver...............................      968        496       1,464        718        164         882
San Antonio..........................    5,569      1,124       6,693      3,436        285       3,721
Washington, DC Area..................      624        624       1,248        534        258         792

TOTALS...............................   13,715      6,885      20,600      9,246      2,564      11,810

MARKETING AND SALES

    While revenue-sharing arrangements encourage property owners to enter into service agreements with USOL, management believes that delivery of competitive products and superior customer service is the key to acquiring ROE contracts. USOL uses a two-tier strategy. First, it concentrates on entering into ROE contracts with the large national owners of high quality multi-family housing. These property owners are generally partnerships, real estate investment trusts, insurance companies and other specialized forms of owners that control 20,000 or more units. Second, USOL markets its services to smaller owners whose properties typically lie within a single geographic market.

    ROE contracts with USOL offer property owners an attractive additional revenue source in the form of fees and commissions. Under USOL's revenue sharing arrangements, property owners generally are paid a percentage of gross monthly receipts collected for services delivered by USOL to subscribers on a property. The percentage paid to property owners under this arrangement varies depending upon the total number of subscribers to USOL's services in relation to the total number of dwelling units. USOL negotiates long-term ROE contracts with owners of large MDU portfolios because it believes that strategic relationships with these owners are critical to its market penetration and long-term success. These ROE contracts generally provide for a term of eight to fifteen years and give USOL the right to be the exclusive provider of CATV services and a non-exclusive provider of telephony and related services. The property owner typically agrees to market and promote USOL's telephony and related services exclusively.

    Once USOL has obtained the ROE contract and has activated services on the property, it utilizes the on site leasing personnel to market its services to the residents, which typically takes place at the time the residents sign their leases. USOL packages its services at competitive prices, and usually discounts the installation prices compared to the competition. For the resident, this easy sign up process eliminates the need for them to contact several different service providers, and saves them money and time. In addition, USOL usually schedules service installations and assigns phone numbers prior to the move in date of the resident. This eliminates the inconvenience for the resident of having to meet the installation technicians, as is the case with the competition. All of the services are billed on a single invoice, and the resident only has one company to contact for any questions or concerns. USOL believes that the combination of convenience, savings, and quality service presented to the resident at the time of move in is a very powerful marketing advantage. Additionally, the leasing agents are given an incentive to sell USOL's services, since USOL pays them commissions (directly or through the property owner's management company) for signing up existing residents and new residents. The leasing agents are trained by USOL and are provided with marketing and other support literature to facilitate sales of USOL's products and services.

    Efficiencies obtained through regulatory advantages and carefully selected technology deployments enable USOL to compete on a cost-effective basis and, therefore, to share revenues with property owners. Due to increasing competition in the MDU market, property owners are facing pressure to find new ways to generate profits. As a result, revenue sharing with the property owner based on subscriber penetration and gross revenues for the owner's property has become the standard in the RMTS market. USOL benefits from the fact that it is generally not subject to the regulations that impose substantial additional costs on typical franchise CATV operators. These additional costs result from universal access requirements, universal pricing requirements, and "must carry" regulations and franchise fees. In addition, USOL builds out only the MDUs that it serves, and implements the most efficient delivery systems appropriate for a particular geographic area. Accordingly, USOL faces significantly lower capital expenditures than traditional cable operators and local exchange carriers. USOL uses a scaleable telephone switch that enables it to provide telephony service economically to smaller MDU properties.

    In addition, competition in the multi-family housing market has forced property owners to find new ways to differentiate their properties to attract new residents and retain residents. USOL believes that its competitive products and superior customer service provide MDU owners with an amenity package that helps distinguish their properties from the competition.

    A significant number of MDUs to which USOL provides CATV and telephony services are "retrofits," or existing units where hard-wiring is already in place. Retrofits can save USOL a substantial part of the initial cost of building out passings, and generally have higher occupancy rates at the commencement of the ROE contract. USOL's objective is to pre-subscribe the existing resident base to its service prior to the system cut-over and activation, allowing USOL to reach penetration goals quickly. This is achieved through various pre-activation marketing campaigns, with continued post-activation efforts to meet penetration objectives. USOL considers that the number of subscribers in a property remains fairly constant after 12 months following activation of its services.

OWNER RELATIONSHIPS

    USOL constructs passings on MDU properties, which are owned by various institutional property owners, including Amli Residential Properties Trust, Gables Residential Trust, Lincoln Property Combined Company, and Equity Residential Properties Trust.

CUSTOMER SERVICE

    Superior customer service is a significant element of USOL's marketing strategy, and USOL believes that its customer service typically exceeds expectations. USOL's representatives answer calls 24 hours a day, 365 days a year. Customers call a single toll-free number for all customer service issues. Service personnel can typically deliver desired service at a time that is convenient for the customer. USOL's customer service bureau utilizes account tracking and management software developed by USOL. USOL's in-house telephone switch and associated software packages provide a complete complement of call handling, routing, monitoring, and tracking features.

    USOL believes that it offers a competitively priced range of products and a level of customer service that is superior to that of its competitors. Its networks and support systems ensure reliable, high-quality delivery of a range of CATV and telecommunications services, and they have the capacity to offer a broader scope of value-added telecommunications services over time. With increases in USOL's subscriber base, management believes that the customer service bureau will be able to achieve greater economies of scale while providing reliable and attentive customer service and support.

TECHNOLOGY PLATFORM

    USOL has installed a broad infrastructure in preparation for pursuing its growth strategy. It has selected and installed network technology that enables it to deliver competitive CATV and telephony services to customers on a cost-effective basis. USOL currently uses a scaleable central office telephone switch that provides efficient telephony service to smaller MDU communities. In addition, USOL is exploring alternative means of delivering telephony services to MDU residents on a cost-effective and competitive basis, which may include strategic interconnect, resale, and agent agreements with local exchange carriers and competitive local exchange carriers. USOL provides its cable services using a variety of established delivery methods that allow USOL the flexibility to deploy the most efficient and cost-effective CATV system to a particular MDU without sacrificing features, quality, or reliability of service. These include a combination of SMATV headends, 18 GHz analog broadcast microwave systems, DBS systems, and selected resale agreements with cable operators.

    CATV SERVICES. USOL's standard cable lineup offers a wide selection of programming, including the traditional local affiliate network channels, property information, gate channels, and a mix of popular basic and premium satellite channels. The channel lineup generally offers between 50 and 75 channels, depending upon market demographics, deployment technology and customer demand.

    A SMATV headend operates by receiving programming signals, either locally or via satellite, and re-transmitting the signal throughout the cable system. Satellite dishes, located at each headend, receive signals, via analog or digital transmission, from several specific satellites. These signals are processed by electronic equipment and then modulated to a designated channel frequency. An antenna network is also located at each headend to receive off-air VHF/UHF signals from the local broadcast networks. With the use of 18 GHz microwave systems, USOL has been able to transmit this headend signal to multiple MDUs to link the network and achieve greater economies of scale. USOL is currently focusing on digital-based delivery methods, and the associated benefits they offer. USOL uses local franchise cable programming to deliver cable services to MDUs in strategic locations where headend facilities are not feasible or accessible. Resale delivery enables USOL to defer capital expense costs until these costs can be allocated among more passings.

    All CATV services are provided at each property through an underground, coaxial cable distribution system. The CATV signals are controlled at a pedestal or wall-mounted junction box outside of each building, which enables USOL to activate, modify and monitor service for its subscribers without having to enter an apartment.

    TELEPHONE SERVICES. USOL provides its telephone subscribers with bundled local and long distance dial tone, as well as various additional features such as call waiting, call forwarding, caller ID, voice mail, three-way calling, emergency 911, and a variety of other services. All services provided by USOL are comparable to, and priced competitively with, those offered by the respective local exchange carrier, although USOL does not permit its customers to place 900-number calls or related type services.

    USOL's telephone facilities equipment is engineered in a "hub and spoke" based network. The central office is strategically located around the geographic area of the properties, which it will serve. Line interface modules and "end office" type access nodes, are deployed on-site at each surrounding MDU serviced by the respective central office. All calls placed by USOL's customers are processed by the on-site line interface module, and then hauled back to the central office via a local loop. The central office processes all inbound and outbound traffic and connects the calls via primary rate interface T1's to the local exchange or long distance provider, depending on the call type. USOL believes this structure provides a cost-effective and competitive solution for delivering facilities-based telecommunications services to its MDU residents.

SUPPLIERS

    USOL is not materially dependent upon any suppliers of goods or services.

PROPERTIES

    The corporate headquarters and national customer services bureau of USOL are currently located at 10300 Metric Boulevard in Austin, Texas, in approximately 25,000 square feet of commercial office space under a long-term lease. USOL also maintains leased facilities in Farmer's Branch and San Antonio, Texas, and McLean, Virginia.

EMPLOYEES

    At September 30, 1999, USOL had 68 full-time employees. Of these employees 11 are administrative or management, 19 are in the areas of customer service and billing, 34 are in operations, and 4 are in sales and marketing. USOL believes that its relations with its employees are good.

LEGAL PROCEEDINGS

    USOL is not a party to any material legal proceedings.

                  MANAGEMENT OF FIRSTLINK PRIOR TO THE MERGER

OFFICERS AND DIRECTORS

    The following table sets forth the names and positions of the directors and executive officers of FirstLink prior to the Merger, and their ages as of the Record Date.

NAME                                          AGE      POSITION
----                                        --------   --------
A. Roger Pease(2)(3)......................     52      Chairman of the Board, President, Chief
                                                         Executive Officer
Thomas E. McChesney(1)(2)(3)..............     51      Director
Robert F. Olsen(1)(3).....................     49      Director
Jeffrey S. Sperber........................     35      Chief Financial Officer and Secretary
James F. Twaddell(1)(2)...................     60      Director

------------------------

(1) Independent directors. Following the Merger the Combined Company will maintain at least two (2) independent directors on its Board of Directors.

(2) Member of Audit Committee.

(3) Member of Compensation Committee.

    A. ROGER PEASE was appointed President and Chief Executive Officer of FirstLink in January 1996. From June 1994 through 1995, Mr. Pease served as Chief Executive Officer, President, or Manager of FirstLink's predecessor.
Mr. Pease was President and Chief Executive Officer of Payline Systems, Inc. from 1987 to June 1994. From 1983 to 1987, he was employed by Lattice Semiconductor Corporation as Vice President of Finance, Vice President of Strategic Planning and Administration, and as a consultant. From 1979 to 1983, Mr. Pease was a Partner with the Portland office of the accounting firm of Touche, Ross & Co., where he served as Director of Management Consulting Operations. Mr. Pease, a certified public accountant, holds a Masters of Business Administration degree from Northwestern University and a Bachelor of Arts degree in Finance from the University of Illinois.

    THOMAS E. MCCHESNEY was appointed a director in January 1996. He is a registered representative of Blackwell Donaldson & Co., a securities broker-dealer. From January 1996 to October 1996, Mr. McChesney was associated with Bathgate McColley Capital Group, LLC. Previously, Mr. McChesney was an officer and director of Paulson Investment Co. and Paulson Capital Corporation from March 1977 to June 1995. Mr. McChesney also serves on the boards of Labor Ready, Inc., a company listed on the New York Stock Exchange; T. Angell & Co., Inc.; and Nation's Express, Inc.

    ROBERT F. OLSEN was appointed a director in January 1996. Mr. Olsen previously served as Director of Payline Systems from May 1992 until May 1995. Mr. Olsen is the Chairman and Chief Executive Officer of J.R. Roberts Corporation, which he co-founded in 1980. J.R. Roberts Corporation is the largest construction company in Sacramento, California, specializing in commercial, industrial and multi-family housing projects. J.R. Roberts Corporation has offices in Sacramento, Seattle, Portland, and Orange County. From 1971 to 1980, he served as Manager of Marketing and Director of East Coast Construction and Special Projects for Continental Heller, a large national construction company based in California. Mr. Olsen holds two degrees from Oregon State University: a Bachelor of Science degree in Civil Engineering and a Bachelor of Arts degree in Business Administration.

    JEFFREY S. SPERBER was appointed Chief Financial Officer in October 1997 and Secretary in March 1999. From August 1995 to September 1997, Mr. Sperber was the Controller of TCI Wireline, Inc., a business unit of TCI, engaged in providing local telephone service. From August 1991 to August 1995, he was employed by Concord Services, Inc., a privately held international conglomerate based in Denver, Colorado, where he was responsible for the accounting and finance of both public and privately held entities, where he became Chief Financial Officer of its manufacturing and processing business unit. From September 1986 to August 1991, he was employed by Arthur Andersen & Co. in Denver, Colorado, as a senior auditor. Mr. Sperber received his Bachelor of Science degree in Accounting from Colorado State University.
Mr. Sperber is also acting as the Chief Financial Officer of USOL.

    JAMES F. TWADDELL was elected a director in February 1998. He is a member of the investment banking group of Schnieder Securities, Inc., located in Providence, Rhode Island. From 1974 through 1995, Mr. Twaddell served as Chairman of Barclay Investments, Inc., a member firm of the National Association of Securities Dealers, Inc. (the "NASD"). Mr. Twaddell also served as Chairman of Regional Investment Brokers, Inc., a 125-member cooperative association of regional investment bankers and broker/dealers conducting business throughout the United States. For the 1993 to 1995 term, he was elected to serve on both the NASD District 11 Committee and the District Business Conduct Committee. He has served as Chairman of the Board of First Mutual Fund, a 30-year-old publicly traded mutual fund, since 1979. He has also served as a trust manager of Grove Property Trust, a public REIT that is engaged in the acquisition, repositioning, management and operation of mid-priced, multi-family communities in the Northeastern United States, since 1994. Mr. Twaddell received his Bachelor of Arts degree from Brown University.

    There are no family relationships among directors, nor any arrangements or understandings between any director and any other person pursuant to which any director was elected as such. Each director is elected to serve for a term of one year until the next annual meeting of shareholders or until a successor is duly elected and qualified. The present term of office of each director will expire at the next annual meeting of shareholders.

    FirstLink's executive officers are elected annually at the first meeting of the Board held after the annual meeting of shareholders. Each executive officer will hold office until his successor is duly elected and qualified, until his resignation, or until he is removed in the manner provided by the by-laws.

    During 1998, the Board formed Audit and Compensation Committees. The Audit Committee is chaired by Mr. McChesney, and the Compensation Committee is chaired by Mr. Olsen. Those committees consist of three members each, including two outside directors. No member of those committees will receive any additional compensation for his service as a member of that committee. The Audit Committee is responsible for providing assurance that financial disclosures made by FirstLink's management reasonably portray FirstLink's financial condition, results of operations, plans, and long-term commitments. To accomplish this, the Audit Committee

    - oversees the external audit coverage, including the annual nomination of the independent public accountants,

    - reviews accounting policies and policy decisions,

    - reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions,

    - inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management,

    - reviews with management the Management's Discussion and Analysis section of the Annual Report,

    - reviews the letter of management representations given to the independent public accountants,

    - meets privately with the independent public accountants to discuss all pertinent matters, and

    - reports regularly to the Board of Directors regarding its activities.

DIRECTOR NOMINEE

    At the Effective Time of the Merger, the holders of Series A and Series B Preferred Stock will have the right to designate a majority of the Combined Company's directors. See "Management of the Combined Company."

DIRECTOR COMPENSATION

    FirstLink does not pay additional compensation to directors who are also executive officers for their services as directors. It does pay directors who are not executive officers a $500 fee for each board meeting they attend. In addition, it reimburses directors for their expenses associated with attendance at meetings or which they otherwise incur in discharging their duties as directors. FirstLink has also granted directors stock options under its option plans. It has granted a total of 80,000 common stock options to outside directors.

LIMITATION ON DIRECTORS' LIABILITY; INDEMNIFICATION

    FirstLink's articles of incorporation limit the liability of a director for monetary damages for his conduct as a director, except for:

    - Any breach of the duty of loyalty to FirstLink or its shareholders

    - Acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law

    - Dividends or other distributions of corporate assets from which the director derives an improper personal benefit

    - Liability under federal securities law.

    The effect of these provisions is to eliminate FirstLink's right and the right of its shareholders (through shareholder's derivative suits on its behalf) to recover monetary damages against a director for breach of his fiduciary duty of care as a director, except for the acts described above. These provisions do not limit or eliminate FirstLink's right or the right of a shareholder to seek non-monetary relief, such as an injunction or rescission, in the event of a breach of a director's duty of care. FirstLink's by-laws provide that if Oregon law is amended, in the case of alleged occurrences of actions or omissions preceding any such amendment, the amended indemnification provisions shall apply only to the extent that the amendment permits it to provide broader indemnification rights than the law permitted prior to such amendment.

    FirstLink's Articles and by-laws also provide that FirstLink shall indemnify, to the fullest extent permitted by Oregon law, any of its directors, officers, employees or agents who are made, or threatened to be made, a party to a proceeding by reason of the fact that he or she is or was one of our directors, officers, employees or agents. The indemnification is against judgments, penalties, and fines, settlements and reasonable expenses incurred by the person in connection with the proceeding if certain standards are met. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to its directors, officers and controlling persons in accordance with these provisions, or otherwise, FirstLink has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act of 1933 is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Steve Bathgate and Eugene McColley, who are significant shareholders of FirstLink, are principals of Bathgate McColley Capital Group, LLC ("BMCG"), which acted as FirstLink's Placement Agent in three private offerings of FirstLink's securities in 1997 and 1998. In connection with such offerings,

FirstLink paid BMCG commissions aggregating $135,852 in 1997 and $38,000 in 1998, and issued persons affiliated with BMCG warrants to purchase a total of 157,000 shares of FirstLink common stock.

    Each of the above transactions were approved or ratified by a majority of the disinterested directors. The Board has determined that any future transactions with officers, directors, or principal shareholders must be approved by the disinterested directors and will be on terms no less favorable than could be obtained from an unaffiliated third party. The Board may obtain independent counsel or other independent advice to assist in that determination.

                           COMPENSATION OF MANAGEMENT

    The following table summarizes the compensation FirstLink paid to Mr. Pease, FirstLink's President and Chief Executive Officer, and to Mr. Sperber, its Chief Financial Officer, for the services they rendered in all capacities to FirstLink in the last three years. Mr. Pease and Mr. Sperber were the only officers compensated in excess of $100,000 a year.

SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                                        AWARDS
                                                                               -------------------------
                                                   ANNUAL COMPENSATION                        SECURITIES
                                              ------------------------------   OTHER ANNUAL   UNDERLYING
                                               FISCAL                           COMPENSA-      OPTIONS
NAME                                            YEAR      SALARY     BONUS      TION(1)(2)      (SARS)
----                                          --------   --------   --------   ------------   ----------
A. Roger Pease, President and CEO...........    1998     $96,908    $10,000       $30,000     $ 100,000
                                                1997     $    --    $    --       $96,000     $ 160,000
                                                1996     $    --    $    --       $96,000     $      --

Jeffrey S. Sperber, CFO.....................    1998     $88,321    $10,000       $10,809     $  33,333
                                                1997     $    --    $    --       $13,500     $  66,667
                                                1996     $    --    $    --       $    --     $      --

------------------------

(1) FirstLink paid Mr. Pease $8,000 per month during 1997 pursuant to an oral management agreement with him. It paid him $10,000 per month in January through March 1998 under the same oral agreement. Beginning in April 1998, the oral agreement was terminated and Mr. Pease became an employee. His current salary is $150,000 per year.

(2) FirstLink paid Mr. Sperber as a contractor from October 1997 through February 15, 1998. He became an employee effective February 16, 1998. His current salary is $120,000 per year.

SALARY CONTINUATION AGREEMENTS

    FirstLink has entered into salary continuation agreements with Messrs. Pease and Sperber, and another employee (the "Salary Agreements"). Under the terms of the Salary Agreements, which are substantially similar, FirstLink would pay each of these individuals one year's salary as severance if it involuntarily terminates them, as defined in the Salary Agreements. Additionally, if it involuntarily terminates them, all stock options they own which have vested would not have to be exercised until one year after the shares underlying the options have been registered. If the option plans have not been registered by January 30, 2000, then these individuals would have cashless exercise rights, as defined in the Salary Agreements. As defined by the Salary Agreements, the Merger would result in the involuntary termination of these employees unless the Combined Company reaches an agreement with the employees to continue their employment. Mr. Sperber has entered into an employment agreement with USOL. See "Management of the Combined Company--Employment Agreements." Although Mr. Pease and the other employee are discussing continuing their employment with the Combined Company, no agreements have been reached. If no agreement is reached, the Company would pay Mr. Pease and the other employee lump sums of $150,000 and $60,000, respectively, pay for their medical insurance for a year, and provide them other benefits.

STOCK INCENTIVE PLANS

    FirstLink has established two stock option plans for officers, directors, and employees. The 1997 Restated Combined Incentive Stock and Nonqualified Stock Option Plan (the "1997 Plan") was approved by the shareholders in February 1998. Options issued under the 1997 Plan shall not be priced at less than fair market value and expire no later than ten years from the date of grant. The vesting periods are at the discretion of the Board. FirstLink has made available 533,333 shares for grant under the 1997 Plan. As of December 31, 1998, FirstLink had issued options to purchase 505,000 shares of common stock with varying three-year vesting terms under the 1997 Plan.

    In August 1998, the Board established the FirstLink Communications, Inc. 1998-1999 Combined Incentive and Nonqualified Stock Option Plan (the "1998 Plan"). The exercise price of options issued under the 1998 Plan will not be at less than the fair market value of its stock at the time the options are granted. Options issued under the 1998 plan expire no later than ten years from the date of grant. The Board has the discretion to determine vesting periods of options granted. All options issued under the 1998 Plan will be nonqualified options. FirstLink has reserved 500,000 shares of common stock for grant under the 1998 Plan. It has issued under the 1998 Plan options to purchase 199,999 shares of common stock. The options vest over a three-year period.

    The following tables set forth information as of December 31, 1998, about nonqualified stock options granted to and exercised by the named executive officer and the fiscal year end value of unexercised options on an aggregated basis.

                                 OPTIONS/GRANTS

                                                  NUMBER OF     % OF TOTAL
                                                  SECURITIES     OPTIONS/
                                                  UNDERLYING    GRANTS TO
                                        FISCAL     OPTIONS/    EMPLOYEES IN   EXERCISE PRICE
NAME                                     YEAR       GRANTS     FISCAL YEAR      ($/SHARE)       EXPIRATION DATE
----                                   --------   ----------   ------------   --------------   ------------------
A. Roger Pease, President and CEO....    1998      100,000          29%            $2.31             August 2008
                                         1997      160,000          38%            $1.13           February 2007

Jeffrey S. Sperber, CFO..............    1998       33,333          10%            $2.31             August 2008
                                         1997       66,667          16%            $1.13            October 2007

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                 NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                                                 OPTIONS/SARS AT FISCAL       MONEY OPTIONS/SARS AT
NAME                                                    YEAREND                 FISCAL YEAR END(2)
----                                            ------------------------   ----------------------------
A. Roger Pease, President and CEO.............  Exercisable      80,000    Exercisable         $4,800
                                                Unexercisable   180,000    Unexercisable       $4,800

Jeffrey S. Sperber, CFO.......................  Exercisable      33,333    Exercisable         $2,000
                                                Unexercisable    66,667    Unexercisable       $2,000

------------------------

(1) Value realized is determined by calculating the difference between the aggregate exercise price of the options and the aggregate fair market value of the common stock on the date the options are exercised.

(2) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options. The fair market value of the securities underlying the options, based on the closing bid price on December 31, 1998, was $1.19 per share.

                       MANAGEMENT OF THE COMBINED COMPANY

OFFICERS AND DIRECTORS

    The management of the Combined Company will be primarily drawn from USOL. However, Mr. Sperber, FirstLink's Chief Financial Officer, will continue in that capacity after the Merger. Mr. Pease, FirstLink's President and Chief Executive Officer, may continue in some capacity with the Combined Company.

    In accordance with the terms of the Merger Agreement, the directors of the Combined Company will consist of seven persons, four of whom will be designated by USOL and three of whom will be designated by FirstLink. Prior to the Effective Time, Mr. Twaddell will resign. Four holders of USOL's Preferred Stock each have the right to designate one of those four directors. The following table sets forth the officers, directors, and key employees of the Combined Company. For the biographical information for Messrs. McChesney, Olsen, Pease, and Sperber, see "Management of FirstLink Prior to the Merger."

NAME                                       AGE      POSITION
----                                     --------   --------
Robert G. Solomon......................     37      Chief Executive Officer
Donald E. Barlow.......................     52      President, Chief Operating Officer, and
                                                    Secretary
David Agnew(1).........................     51      Director
Robert Feller(2).......................     37      Director
Thomas McChesney.......................     53      Director
Robert F. Olsen........................     51      Director
A. Roger Pease.........................     52      Director
Ronald L. Piasecki(3)..................     60      Director
Roy Rose(4)............................     42      Director
Jeffrey S. Sperber.....................     35      Chief Financial Officer
Robert J. Walentynowicz, Jr............     37      Vice President of Operations

------------------------

(1) Designated by AGL Investments No. 8 Limited Partnership.

(2) Designated by GMAC Commercial Mortgage Corporation.

(3) Designated by Aspen Foxtrot Investments, LLC

(4) Designated by Peregrine Capital, Inc.

    Set forth below is information regarding the business experience during the last five years for each of the above-named persons.

    ROBERT G. SOLOMON has served as the Chief Executive Officer of USOL since July 22, 1999. He served as President and Secretary of USOL from May 1999 to July 22, 1999. From February 1995 until July 1999 he was President, and beginning March 1998, Chairman, of US Online. Since 1987, Mr. Solomon has been a Senior Vice President and principal shareholder of CS Management, Inc., a firm that develops and manages apartment communities and commercial properties throughout the South and Central Texas. Although Mr. Solomon remains a shareholder and officer of CS Management, Inc., he is not active in its day-to-day operations. Mr. Solomon serves on the Executive Board of the Independent Cable and Telecommunications Association, the leading industry trade association and lobby coalition. Mr. Solomon received his B.B.A. in Business Administration from the University of Texas in 1984.

    DONALD E. BARLOW has served as President, Chief Operating Officer, and Secretary of USOL since July 22, 1999. He served as Chief Financial Officer of US Online from 1996 and as President of US Online from March 1998. From 1973 to 1978, Mr. Barlow served as a commercial manager with

Southwestern Bell Telephone Combined Company. Mr. Barlow served as Senior Vice President and General Counsel (1978-1980) and as Senior Vice President of Business Development (1982-1983) for Perry Gas Companies, and from 1980 to 1982, he served as President and Chief Operating Officer for Perry Gas Processors. From 1983 to 1994, he served as Chief Financial Officer, General Counsel and Chief Operating Officer for Capitan Enterprises, Inc. From 1994 through 1996
Mr. Barlow was in the private practice of law as an attorney-mediator, acting as general counsel and negotiations consultant for early stage technology companies and a professional mediator specializing in civil disputes involving business, financial, and technology subject matters. He also provided business and financial consulting services to startup and early stage technology companies through a separate consulting practice. During the period 1994 through 1996 he served as Chairman of the Corporation and Tax Section of the Travis County Bar Association, Vice Chairman of the Alternative Dispute Resolution Section of the Travis County Bar Association, and a member of the Board of the Travis County Chapter of the Association of Attorney Mediators; and he was an adjunct instructor of mediation and negotiations at the University of Texas School of Law. Mr. Barlow received both his B.A. and J.D. degrees from the University of Texas, in 1969 and 1972, respectively, and his M.B.A. from Southern Methodist University in 1973. Mr. Barlow is a Certified Public Accountant.

    DAVID B. AGNEW has served as a Director of USOL since July 22, 1999.
Mr. Agnew has been the Chief Executive Officer and General Partner of Amstar Group, Ltd., since 1984. Amstar is a privately owned real estate investment and development company which conducts business nationwide. He received his B.A. degree from St. Olaf College, and his J.D. degree from Washington University.

    ROBERT D. FELLER has served as a Director of USOL since July 22, 1999.
Mr. Feller has served in a variety of executive positions with General Motors Corporation and its affiliates since 1984. He has been the Chief Operating Officer and Executive Vice President of GMAC Commercial Mortgage Corporation, where he is also a member of the Executive Committee, since May 1999. From January 1997 to May 1999 he was Group Vice President--Finance and Managing Director of GMAC Mortgage Group. Prior to joining GMAC Mortgage Group,
Mr. Feller was Manager of Venture Development for GM's Delphi Chassis Systems division, from October 1994, and Manager, Business Development in GM's Treasurer's Office. Mr. Feller received a B.S. Degree in general management from Purdue University and an M.B.A. from Harvard Business School. Mr. Feller is a CPA.

    ROY ROSE has served as a Director of USOL since July 22, 1999. Mr. Rose founded and has served as the president and chief executive officer of Peregrine Holdings (Oregon), Ltd. since 1991 and Peregrine Capital, Inc. since 1997. These entities are involved in making investments in various businesses. From 1985 to 1990 Mr. Rose was the Chief Executive Officer, President and a director of Northern Capital Corporation.

    RONALD L. PIASECKI is the Executive Vice President of Aspen Enterprises, Ltd., which he co-founded in 1973. From 1993 through January 1997 Mr. Piasecki served as Director of Horizon Group, Inc., a real estate investment trust company involved in factory outlet shopping centers. Horizon Group's securities are listed on the New York Stock Exchange. In February, 1997 he became Vice Chairman of the Board and served as President and Chief Executive Officer of Horizon until June, 1997. Mr. Piasecki continued serving as Vice Chairman of the Board until June, 1998 when the company was merged with Prime Retail. In May, 1996 Sun Communities, Inc. acquired the manufactured housing portion of Aspen Enterprises, Ltd., which was one of the largest privately held developers, owners, and operators of manufactured housing communities in the United States. Mr. Piasecki currently serves on the board of Sun Communities, Inc. He also serves as Chairman of the Board of Directors of Kurdziel Industries, Inc., the world's largest producer of counter weights for the material handling industry. Mr. Piasecki obtained his Juris Doctor degree, CUM LAUDE, from Wayne State University Law School and has a B.A. degree from the University of Michigan.

    ROBERT J. WALENTYNOWICZ, JR. is Vice President of Operations of USOL and has served in that capacity since July 22, 1999. Mr. Walentynowicz joined US Online in April 1997. He will be responsible for the development and operations of the Combined Company's field operations and customer service bureau. Prior to joining US Online, Mr. Walentynowicz worked for Electronic Data Systems, Inc. ("EDS") for twelve years as an account manager, purchasing manager, project manager, and security manager. Mr. Walentynowicz also served as the director of service operations for Premisys Corporation, a wholly owned subsidiary of EDS. He graduated cum laude with a B.S. in Business Administration from Strayer College and is a Certified Protection Professional with the American Society of Industrial Security.

EMPLOYMENT AGREEMENTS

    Effective at the closing of the Merger, the Combined Company will assume USOL's employment agreements with Messrs. Solomon and Barlow. Those agreements are substantially similar. They provide that the employees will work full time for the Combined Company, and they will have such authority and duties as may from time to time be assigned to them by the Board of Directors, including assisting with acquisition and merger opportunities; assisting in streamlining and strengthening the Combined Company's systems and procedures; assisting in identifying and procuring sources of capital and credit; assisting in hiring, managing, training and developing general managers for the Combined Company and its subsidiaries and affiliates; assisting in various aspects of sales and marketing; and assisting in improving operations. Mr. Solomon is employed as USOL's Chairman of the Board and CEO; he will serve as the Combined Company's CEO. Mr. Barlow is employed as USOL's President, a position he will hold with the Combined Company.

    The employment agreements are for terms of five years. They may be terminated by USOL/the Combined Company for cause or other than for cause. If Mr. Solomon or Mr. Barlow is terminated other than for cause (including if he is terminated within 120 days of a change in control of USOL/the Combined Company), he will be paid severance compensation equivalent to his base salary for 18 months. Mr. Solomon's base salary is $175,000 per year. Mr. Barlow's base salary is $150,000 per year.

    Mr. Sperber has entered a 3-year employment agreement with USOL which will be effective upon closing of the Merger. He will be paid $120,000 per year and he will be issued options to acquire 100,000 shares of the Combined Company's common stock, exercisable at $2 per share. 20% of the options will vest immediately; the rest will vest over three years.

                             PRINCIPAL SHAREHOLDERS

COMMON STOCK

    The following table sets forth certain information regarding beneficial ownership of FirstLink's common stock as of June 30, 1999, by (i) each person who owns beneficially more than 5% of FirstLink's common stock; (ii) each of FirstLink's directors and executive officers; and (iii) all directors and executive officers of FirstLink as a group. Each named beneficial owner has sole voting and investment power with respect to the shares held, unless otherwise stated.

                                                           NUMBER OF SHARES      PERCENTAGE OF SHARES
NAME AND ADDRESS OF OWNER                                BENEFICIALLY OWNED(1)   BENEFICIALLY OWNED(2)
-------------------------                                ---------------------   ---------------------
A. Roger Pease(3) .....................................         366,666                    9.5%
  190 SW Harrison Street
  Portland, OR 97201
Thomas E. McChesney(4) ................................         156,369                    4.3%
  200 SW Market Street
  Portland, OR 97201
Robert F. Olsen(5) ....................................         132,013                    3.6%
  7745 Greenback Lane
  Citrus Heights, CA 95610
James F. Twaddell .....................................          28,667             less than1%
  Two Charles Street
  Providence, RI 02904
Jeffrey S. Sperber(6) .................................         100,000                    2.7%
  190 SW Harrison Street
  Portland, OR 97201
Steven M. Bathgate(7)(8) ..............................         308,496                    8.4%
  5350 S. Roslyn Way, #380
  Englewood, CO 80111
Eugene C. McColley(7)(9) ..............................         279,296                    7.6%
  5350 S. Roslyn Way, #380
  Englewood, CO 80111
All Executive Officers and Directors as a Group .......         537,547                   14.0%
  (5 persons)

------------------------

(1) Except as set forth in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares. Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of June 30, 1999, or within sixty
    (60) days of such date, are treated as outstanding when determining the percent of the class owned by such person and when determining the percent owned by a group.

(2) Applicable percentage is based on 3,615,617 shares of common stock outstanding on June 30, 1999.

(3) 103,334 shares are owned by Mr. Pease in his individual retirement account. Also includes 3,333 shares owned by Mr. Pease's wife, of which he disclaims beneficial ownership; and presently exercisable stock options by Mr. Pease to purchase 120,000 shares of common stock at $1.13 per share.

(4) Includes 7,779 shares of common stock owned by Mr. McChesney's wife, of which he disclaims beneficial ownership. Also includes 28,580 shares of common stock and 20,000 shares of common stock underlying presently exercisable warrants and vested options, respectively.

(5) Includes 96,654 shares beneficially owned by J.R. Roberts Corporation, of which Mr. Olsen is the Chairman and Chief Executive Officer, and options exercisable to purchase 20,000 shares of common stock at $1.13 per share.

(6) Consists of presently exercisable options to purchase shares of common stock.

(7) Includes 152,720 shares and warrants to purchase 14,445 shares owned by Caribou Bridge Fund, LLC. Messrs. Bathgate and McColley own the Administrator of Caribou. They disclaim beneficial ownership of such shares. Also includes 29,161 shares of common stock and 4,445 shares of common stock underlying presently exercisable warrants owned by Kiawah Capital Partners, an entity that Messrs. Bathgate and McColley own equally. Fifty percent of those shares and warrants are attributable to each Mr. Bathgate and McColley.

(8) Includes 18,667 shares owned by Bathgate Family Partnership II, of which Mr. Bathgate is a general partner.

(9) Includes 48,000 shares of common stock underlying presently exercisable warrants.

SERIES A PREFERRED STOCK

    There are no shares of FirstLink Series A Preferred Stock presently authorized, issued, or outstanding. The following table sets forth certain information regarding beneficial ownership of the Series A Preferred Stock that will be issued in the Merger by each person who will own beneficially more than 5% of the Combined Company's Series A Preferred Stock, assuming that no change is made in such beneficial ownership prior to the Merger. Each named beneficial owner will have sole voting and investment power with respect to the shares held, unless otherwise stated. Each share of Series A Preferred Stock will initially be convertible into 12 1/2 shares of common stock. The table also reflects the shares of common stock the person would own, assuming the Merger is consummated and he converts all of his Series A Preferred Stock. Except for Mr. Rose, who may be deemed to beneficially own the shares owned of record by Peregrine Capital, and Mr. Agnew, who may be deemed to beneficially own the shares owned of record by AGL Investment No. 8 Limited Partnership and shares which may be issued upon the exercise of warrants to purchase the common stock held by AGL Capital Investments, LLC, no director or executive officer will beneficially own any shares of Series A Preferred Stock.

                                                    SHARES OF
                                                     SERIES A     % OF SERIES A    SHARES OF         % OF
                                                    PREFERRED       PREFERRED        COMMON         COMMON
                                                      STOCK           STOCK          STOCK          STOCK
                                                   BENEFICIALLY   BENEFICIALLY    BENEFICIALLY   BENEFICIALLY
NAME                                                 OWNED(1)       OWNED(2)        OWNED(1)       OWNED(3)
----                                               ------------   -------------   ------------   ------------
GMAC Commercial Mortgage Corporation(4)..........    398,900          30.0%        5,311,250        43.9%
AGL Investment No. 8 Limited Partnership(5)......    398,900          30.0%        4,985,250        42.0%
Aspen Foxtrot Investments, LLC(6)................    180,000          13.6%        4,187,500        33.8%
Peregrine Capital, Inc.(7).......................    200,000          15.1%        3,520,000        39.7%
German American Capital Corp.(8).................     65,000           4.9%        1,750,000         4.9%

------------------------

(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of July 21, 1999, or within sixty
    (60) days of such date, are treated as outstanding when determining the percent of the class owned by such person. Although the shares of Series A Preferred Stock are not convertible into shares of Common Stock until July 2000, for the purpose of this table, the shareholder is deemed to have the right to convert those shares of Series A Preferred Stock within 60 days.

(2) Based on 1,325,000 shares of Series A Preferred Stock that will be issued in connection with the Merger.

(3) The percentage of common stock that each investor is deemed to own is calculated by dividing the total number of shares of common stock beneficially owned by such investor (including shares that may be received upon exercise of warrants or converstion of preferred stock), by the sum of
    (a) the total number of shares of common stock that will be outstanding upon completion of the Merger (that is, 6,881,979 shares) and (b) the shares of common stock that may be received by such investor upon exercise of warrants or conversion of preferred stock.

(4) Common stock includes 325,000 shares underlying common stock purchase warrants, and 4,985,250 shares underlying the 398,000 shares of Series A Preferred Stock, that will be issued to GMACCM in connection with the Merger.

(5) Owned by AGL Investment No. 8 Limited Partnership, whose ultimate general partner is AGLPGP No. 8, Inc. ("AGLP Inc."). David B. Agnew is the sole director and shareholder of AGLP, Inc., and, accordingly, may be deemed to be the beneficial owner of common stock held by ABL Investment No. 8 Limited Partnership. Mr. Agnew is also a manager of AGL Capital Investments LLC and, accordingly, may be deemed to share voting and dispositive power with respect to 82,000 shares of common stock issuable upon the exercise of warrants held by AGL Capital Investments LLC with the other manager thereof. Consists of 4,985,250 shares underlying the 399,900 shares of Series A Preferred Stock that will be issued to AGL Investment No. 8 Limited Partnership in connection with the Merger. David B. Agnew disclaims beneficial ownership of common stock held of record by AGL Investment No. 8 Limited Partnership and shares issuable upon the exercise of warrants to purchase common stock held by AGL Investments, LLC.

(6) Common stock includes 1,312,500 shares that will be issued to Aspen Online Investments, LLC, an affiliate of Aspen Foxtrot Investments, LLC, in connection with the Merger. Common stock also includes 625,000 shares underlying common stock purchase warrants, and 2,250,000 shares underlying the 180,000 shares of Series A Preferred Stock, that will be issued to Aspen Foxtrot in connection with the Merger.

(7) Owned by 10 limited liability companies controlled by Peregrine Capital. Common stock includes 20,000 shares owned at June 30, 1999; 1,000,000 shares of common stock that will be issued to Peregrine Capital in connection with the Merger; and 2,500,000 shares underlying the 200,000 shares of Series A Preferred Stock that will be issued in connection with the Merger.

(8) Common Stock represents 937,500 shares underlying the 75,000 shares of Series B Preferred Stock and 812,500 shares underlying the 65,000 shares of Series A Stock that will be issued in connection with the Merger. However, under the terms of the Series A and Series B Preferred Stock, German American may not convert shares of non-voting Series B Preferred Stock into voting Series A Preferred Stock or common stock in amounts that would cause its percentage of voting stock in the Combined Company to be above 5%.

SERIES B PREFERRED STOCK

    The following table sets forth certain information regarding beneficial ownership of the Combined Company's Series B Preferred Stock following the Merger, by each person who will own beneficially more than 5% of FirstLink's Series B Preferred Stock. Each share of Series B Preferred Stock is convertible into 12 1/2 shares of Common Stock. The table also reflects the shares of Common Stock the person would own, assuming he converts all of his Series A Preferred Stock, and including shares of

Common Stock he owned at July 21, 1999. No directors or executive officers will own any shares of Series B Preferred Stock.

                                                   SHARES OF
                                                    SERIES B     % OF SERIES B    SHARES OF         % OF
                                                   PREFERRED       PREFERRED        COMMON         COMMON
                                                     STOCK           STOCK          STOCK          STOCK
                                                  BENEFICIALLY   BENEFICIALLY    BENEFICIALLY   BENEFICIALLY
NAME                                                OWNED(1)       OWNED(2)         OWNED         OWNED(1)
----                                              ------------   -------------   ------------   ------------
German American Capital Corporation(3)..........     75,000          48.4%        1,750,000         4.9%
Paribas North America, Inc......................     80,000          51.6%        1,000,000         4.9%

------------------------

(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of July 21, 1999, or within sixty
    (60) days of such date, are treated as outstanding when determining the percent of the class owned by such person. Although the shares of Series B Preferred Stock are not convertible into shares of Common Stock until July 2000, for the purpose of this table, the shareholder is deemed to have the right to convert those shares of Series B Preferred Stock within 60 days. However, under the terms of the Series A and Series B Preferred Stock, German American and Paribas may not convert shares of non-voting Series B Preferred Stock into shares of voting Series A Preferred Stock or common stock in amounts that would cause its percentage of voting stock in the Combined Company to be above 5%.

(2) Based on 155,000 shares of Series B Preferred Stock that will be issued in connection with the Merger.

(3) Common stock includes 937,500 shares underlying the 75,000 shares of Series B Preferred Stock and 65,000 shares underlying 65,000 shares of Series A Preferred Stock that will be issued in connection with the Merger.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Arthur Andersen LLP ("Andersen") to serve as the Combined Company's independent public accountants following the Merger. Representatives of Andersen will be available at the Meeting.

    Prior to the Merger, FirstLink had engaged KPMG LLP ("KPMG") as its independent public accountant while USOL Holdings had engaged Andersen. In anticipation of the Merger, a process was initiated to select the independent public accountant for the Combined Company. Selection of Andersen as the independent public accountant was approved by the Board of Directors, and KPMG was notified that the firm would no longer be engaged as independent public accountant, effective as of the Effective Time of the Merger.

    The KPMG audit reports on the financial statements of FirstLink for the year ended December 31, 1998, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Its audit reports on the financial statements of FirstLink for the year ended December 31, 1997, contained a qualification concerning FirstLink's ability to continue as a going concern. During the last two fiscal years ended December 31, 1998, and the interim periods preceding the change of independent accountants, there were no disagreements between FirstLink and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Further, KPMG did not advise FirstLink of any reportable events during the aforementioned time period. Representatives of KPMG will not be available at the Meeting.

                         INDEX TO FINANCIAL STATEMENTS

                                                                PAGE
                                                              --------
FIRSTLINK COMMUNICATIONS, INC.
  Independent Auditors' Report..............................     F-2
  Balance Sheets............................................     F-3
  Statements of Operations..................................     F-4
  Statements of Stockholders' Equity........................     F-5
  Statements of Cash Flows..................................     F-6
  Notes to Financial Statements.............................     F-7

USOL HOLDINGS, INC.
  Report of Independent Public Accountants..................    F-20
  Balance Sheets............................................    F-21
  Statement of Operations...................................    F-22
  Statement of Stockholders' Equity.........................    F-23
  Statement of Cash Flows...................................    F-24
  Notes to the Financial Statements.........................    F-25

US ONLINE COMMUNICATIONS, INC.
  Report of Independent Public Accountants..................    F-29
  Consolidated Balance Sheets...............................    F-30
  Consolidated Statements of Operations.....................    F-31
  Consolidated Statements of Cash Flows.....................    F-32
  Notes to Consolidated Financial Statements................    F-34

FIRSTLINK COMMUNICATIONS, INC. (PRO-FORMA)
  Unaudited Pro Forma Condensed Consolidated Financial
    Information.............................................    F-48
  Pro Forma Balance Sheet...................................    F-49
  Pro Forma Consolidated Statements of Operations...........    F-51
  Notes to the Unaudited Pro Forma Condensed Consolidated
    Financial Information...................................    F-53

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
FirstLink Communications, Inc.

We have audited the accompanying balance sheet of FirstLink Communications, Inc. as of December 31, 1998, and the related statements of operations, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FirstLink Communications, Inc. as of December 31, 1998, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

KPMG LLP
Portland, Oregon

January 29, 1999 (except for note 1 which is at March 11, 1999)

                         FIRSTLINK COMMUNICATIONS, INC.

                                 BALANCE SHEETS

                                                              DECEMBER 31,     JUNE 30,
                                                                  1998           1999
                                                              -------------   -----------
                                                                              (UNAUDITED)
ASSETS:
Current assets:
  Cash and cash equivalents.................................   $ 1,617,582    $ 1,417,276
  Investments...............................................     3,284,495      2,090,125
  Accounts receivable, net of allowance for doubtful
    accounts of $25,240 and $36,331 at December 31, 1998 and
    June 30, 1999, respectively.............................        87,131        119,297
  Note receivable from U.S. Online Communications including
    accrued interest........................................            --        510,000
  Other receivables.........................................        55,872          7,425
  Prepaid and other current assets..........................        35,953         47,633
                                                               -----------    -----------
    Total current assets....................................     5,081,033      4,191,756
                                                               -----------    -----------
Property and equipment, net of accumulated depreciation.....     1,173,668      1,200,489
Other assets................................................         9,078         77,802
                                                               -----------    -----------
    Total assets............................................   $ 6,263,779    $ 5,470,047
                                                               ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................   $   206,916    $   131,633
  Accrued liabilities.......................................       169,105        177,800
  Current portion of capital lease obligations..............        62,051         66,882
                                                               -----------    -----------
    Total current liabilities...............................       438,072        376,315
                                                               -----------    -----------
Capital lease obligations, less current portion.............       177,279        142,778
Commitments and contingencies (note 9)
Stockholders' equity:
  Preferred stock, no par value; 1,000,000 shares
    authorized; no shares issued or outstanding.............            --             --
  Common stock, no par value; 20,000,000 shares authorized;
    3,593,550 and 3,615,617 shares issued and outstanding at
    December 31, 1998 and June 30, 1999, respectively            8,458,495      8,515,209
  Retained deficit..........................................    (2,810,067)    (3,564,255)
                                                               -----------    -----------
    Total stockholders' equity..............................     5,648,428      4,950,954
                                                               -----------    -----------
    Total liabilities and stockholders' equity..............   $ 6,263,779    $ 5,470,047
                                                               ===========    ===========

                See accompanying notes to financial statements.

                         FIRSTLINK COMMUNICATIONS, INC.

                            STATEMENTS OF OPERATIONS

                                               YEARS ENDED DECEMBER 31    SIX MONTHS ENDED JUNE 30
                                               ------------------------   -------------------------
                                                  1998          1997         1999          1998
                                               -----------   ----------   -----------   -----------
                                                                                 (UNAUDITED)
Revenue......................................  $ 1,246,011   $  879,903   $  676,415    $  599,484
Expenses:
  Operating..................................      968,115      580,197      538,075       464,495
  Selling, general and administrative........    1,772,421      701,372      827,813       678,978
  Depreciation and amortization..............      103,148       69,955      114,453        43,738
                                               -----------   ----------   ----------    ----------
    Total expenses...........................    2,843,684    1,351,524    1,480,341     1,187,211
                                               -----------   ----------   ----------    ----------
    Operating loss...........................   (1,597,673)    (471,621)    (803,926)     (587,727)
                                               -----------   ----------   ----------    ----------
Other (income) expense:
  Interest, net..............................       96,998      107,305      (55,724)       49,409
  Other......................................      139,303         (650)       5,986       110,721
                                               -----------   ----------   ----------    ----------
                                                   236,301      106,655      (49,738)      160,130
                                               -----------   ----------   ----------    ----------
    Net loss.................................  $(1,833,974)  $ (578,276)  $ (754,188)   $ (747,857)
                                               ===========   ==========   ==========    ==========
Net loss per share, basic and diluted........  $      (.68)  $     (.50)  $     (.21)   $     (.37)
                                               ===========   ==========   ==========    ==========
Weighted average common shares, basic and
  diluted....................................    2,716,867    1,162,397    3,599,102     2,042,650
                                               ===========   ==========   ==========    ==========

                See accompanying notes to financial statements.

                         FIRSTLINK COMMUNICATIONS, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                   YEARS ENDED DECEMBER 31, 1998 AND 1997 AND
                 THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                    COMMON STOCK                           TOTAL
                                               ----------------------    RETAINED      STOCKHOLDERS'
                                                SHARES       AMOUNT       DEFICIT     EQUITY (DEFICIT)
                                               ---------   ----------   -----------   ----------------
Balance at December 31, 1996.................    766,400   $  234,702   $  (397,817)    $  (163,115)
Common stock issued pursuant to Promissory
  Notes......................................     52,800       17,424            --          17,424
Common stock issued in payment of Promissory
  Note interest..............................      3,879        4,364            --           4,364
Conversion of Promissory Notes into common
  stock......................................    217,780      245,000            --         245,000
Sale of common stock, net of stock offering
  costs......................................    728,888      721,449            --         721,449
Common stock issued pursuant to guarantor
  agreements.................................     16,961       17,163            --          17,163
Net loss.....................................         --           --      (578,276)       (578,276)
                                               ---------   ----------   -----------     -----------
Balance at December 31, 1997.................  1,786,708    1,240,102      (976,093)        264,009
Conversion of Convertible Notes into common
  stock, net of offering costs...............    186,667      304,552            --         304,552
Common stock purchased under stock option
  agreements.................................        833          937            --             937
Noncash stock compensation...................         --       48,000            --          48,000
Sale of common stock, net of stock offering
  costs......................................  1,613,889    6,854,323            --       6,854,323
Common stock issued pursuant to guarantor
  agreements.................................      5,453       10,581            --          10,581
Net loss.....................................         --           --    (1,833,974)     (1,833,974)
                                               ---------   ----------   -----------     -----------
Balance at December 31, 1998.................  3,593,550    8,458,495    (2,810,067)      5,648,428
Common stock issued pursuant to guarantor
  agreements (unaudited).....................      5,400       14,814            --          14,814
Common stock purchased under stock option
  agreements (unaudited).....................      6,667        7,500            --           7,500
Common stock grants (unaudited)..............     10,000       34,400            --          34,400
Net loss (unaudited).........................         --           --      (754,188)       (754,188)
                                               ---------   ----------   -----------     -----------
Balance at June 30, 1999 (unaudited).........  3,615,617   $8,515,209   $(3,564,255)    $ 4,950,954
                                               =========   ==========   ===========     ===========

                See accompanying notes to financial statements.

                         FIRSTLINK COMMUNICATIONS, INC.

                            STATEMENTS OF CASH FLOWS

                                                  YEARS ENDED DECEMBER 31     SIX MONTHS ENDED JUNE 30
                                                 -------------------------   --------------------------
                                                     1998          1997          1999          1998
                                                 ------------   ----------   ------------   -----------
                                                                                    (UNAUDITED)
Cash flows from operating activities:
  Net loss.....................................  $(1,833,974)   $(578,276)    $ (754,188)    $(747,857)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation and amortization..............      125,395      130,262        139,204        62,835
    Provision for losses on accounts
      receivable...............................       51,574       43,250         43,510        19,015
    Noncash charge for stock grants............           --           --         34,400            --
    Noncash charge for stock options...........       48,000           --             --            --
    Noncash charge for debt conversions to
      equity...................................      105,000           --             --       105,000
    Changes in assets and liabilities:
      Accounts receivable......................     (119,088)     (39,196)       (75,676)      (34,309)
      Prepaid and other current assets.........      (25,948)     (59,563)        26,767         9,160
      Accounts payable and accrued
        liabilities............................      134,311       17,408        (66,588)      176,423
      Other current liabilities................     (126,188)     (50,233)            --      (114,004)
                                                 -----------    ---------     ----------     ---------
        Net cash used in operating
          activities...........................   (1,640,918)    (536,348)      (652,571)     (523,737)
                                                 -----------    ---------     ----------     ---------
Cash flows from investing activities:
  Capital expenditures.........................     (652,328)     (70,090)      (141,274)      (77,994)
  Purchase of investment securities............   (3,284,495)          --             --            --
  Capitalized acquisition costs................           --           --        (71,161)           --
  Maturities of investment securities..........           --           --      1,194,370            --
  U.S. Online Communications note receivable...           --           --       (500,000)           --
                                                 -----------    ---------     ----------     ---------
        Net cash provided by (used in)
          investing activities.................   (3,936,823)     (70,090)       481,935       (77,994)
                                                 -----------    ---------     ----------     ---------
Cash flows from financing activities:
  Net proceeds from sales of common stock......    6,855,260      738,873             --       490,391
  Proceeds from Promissory Notes...............           --      102,576             --            --
  Repayments of Promissory Notes...............           --       (5,000)            --            --
  Proceeds from Convertible Notes..............           --      172,077             --            --
  Capitalized public offering costs............           --           --             --      (167,157)
  Principal payments under capital leases......      (49,352)     (27,792)       (29,670)      (22,154)
                                                 -----------    ---------     ----------     ---------
        Net cash provided by (used in)
          financing activities.................    6,805,908      980,734        (29,670)      301,080
                                                 -----------    ---------     ----------     ---------
        Net increase (decrease) in cash and
          cash equivalents.....................    1,228,167      374,296       (200,306)     (300,651)
                                                 -----------    ---------     ----------     ---------
Cash and cash equivalents, beginning of year...      389,415       15,119      1,617,582       389,415
                                                 -----------    ---------     ----------     ---------
Cash and cash equivalents, end of year.........  $ 1,617,582    $ 389,415     $1,417,276     $  88,764
                                                 ===========    =========     ==========     =========
Supplemental disclosure of cash flow
  information:
  Cash paid for interest.......................  $    77,929    $  51,791     $   28,605     $  38,391
  Cash paid for income taxes...................           --           --             --            --
Supplemental cash flow information of noncash
  investing and financing activities:
  Assets acquired under capital leases.........  $    81,435    $  73,694     $       --     $  77,994
  Conversion of Convertible Notes to equity....      199,552           --             --            --
  Conversion of Promissory Notes to equity.....           --      245,000             --       199,552
  Other........................................       33,781       15,024         24,751        37,781

                See accompanying notes to financial statements.

                         FIRSTLINK COMMUNICATIONS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(1) BUSINESS AND ORGANIZATION

    FirstLink Communications, Inc. ("FirstLink" or the "Company"), an Oregon corporation, is an integrated telecommunications service company providing local telephone, long distance telephone, enhanced calling features and cable television services to residents of multi-family apartment and condominium complexes. The services are provided to the tenants in accordance with long-term operating agreements between the Company and the property owners under which the property owners share in the telecommunication revenues generated from their properties. The agreements provide the tenants with the option to use either FirstLink or the local telephone company and long distance carriers for telephone services. Tenants desiring to subscribe to cable television must utilize FirstLink.

    On February 9, 1999, the Company signed a letter of intent (the "LOI") with Peregrine Capital, Inc. ("Peregrine"), a Portland based investment company. The LOI contemplated Peregrine purchasing shares of the Company's common stock in exchange for cash, a note payable and arrangement of financing. On March 11, 1999, a wholly owned subsidiary of Peregrine signed a letter of intent to acquire the assets and assume certain liabilities of U.S. Online Communications, Inc. ("U.S. Online"), an Austin, Texas based provider of telecommunication services to residents of multi-family apartments and condominiums.

    As discussed in footnote 11, the Company signed a merger agreement with USOL Holdings, Inc., which supersedes the Company's LOI with Peregrine and Peregrine's letter of intent with U.S. Online.

    The Company intends on raising financing to grow its subscriber base by acquiring subscribers and right of entry agreements from private and wireless cable operators. This represents a change in the Company's business strategy, which previously relied on directly marketing to property owners and managers, solely to grow its base.

    Additionally, the Company plans to provide cable television signal to its properties by acting as a private cable operator ("PCO"). As a PCO, the Company will acquire programming through program access agreements and distribute the product through network located on the property premises. This approach marks a change from the Company's previous cable fulfillment method, which was to buy in bulk from the incumbent franchised cable operator and resell it to its customers.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    UNAUDITED QUARTERLY INFORMATION

    The financial statements and related notes as of June 30, 1999 and for the six months ended June 30, 1999 and 1998 are unaudited but, in the opinion of management, include all adjustments, consisting only of normal recurring adjustments, which are necessary for a fair presentation of the financial condition, results of operations and cash flows of the Company. The operating results for the six months ended June 30, 1999 are not necessarily indicative of the results that may be expected for the year ended December 31, 1999.

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid instruments purchased with original maturities of three months or less to be cash equivalents.

    INVESTMENTS

    The Company's investment securities are comprised of U.S. Treasury securities and have been classified as held to maturity in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities, at December 31, 1998. Such securities, which mature between two and nine months, are recorded at amortized cost which approximates fair value.

    PROPERTY AND EQUIPMENT

    Property and equipment is stated at cost, including installation cost. The Company provides for depreciation using the straight-line method over estimated useful lives of three to five years on computer and office equipment and ten years on network equipment. Property and equipment held under capital leases are amortized straight-line over the shorter of the lease term or estimated useful life of the asset. Repairs and maintenance are expensed as incurred.

    REVENUE RECOGNITION

    Revenue is recognized when services are provided.

    FINANCIAL INSTRUMENTS

    The carrying amount of cash equivalents, investments, trade accounts receivable, accounts payable and accrued liabilities approximate fair value because of the short-term nature of these instruments. The fair value of capital lease obligations were estimated by discounting the future cash flows using market interest rates and does not differ significantly from that reflected in the financial statements. Fair value estimates are made at a specific point in time, based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

    USE OF ESTIMATES

    The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    REVERSE STOCK SPLIT

    In connection with the Company's initial public offering, the Company's Board of Directors authorized a 1 for 1.5 reverse stock split, effective
July 27, 1998. All share and per share amounts in the financial statements reflect the reverse stock split as if it had occurred on January 1, 1997. Unit amounts have not been restated.

    COMMON STOCK AND LOSS PER SHARE

    The Company adopted SFAS No. 128, Earnings per Share. Under SFAS No. 128, basic earnings per share excludes dilution for common stock equivalents and is computed by dividing income or loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock resulted in the issuance of common stock.

    In accordance with SFAS No. 128, the calculation of basic and diluted EPS does not assume the conversion, exercise or contingent issuance of securities that would have an anti-dilutive effect on earnings per share. Common stock equivalents related to stock options and warrants totaling 128,828 and 646 are anti-dilutive during 1998 and 1997, respectively, and were not included in the diluted net loss per share calculation.

    STOCK-BASED COMPENSATION

    The Company accounts for its stock-based employee compensation plan using the intrinsic value based method prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretation ("APB No. 25"). The Company has provided pro forma disclosures as if the fair value based method of accounting for these plans, as prescribed by SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, had been applied.

    IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

    The Company accounts for long-lived assets in accordance with the provisions of SFAS No. 121, ACCOUNTING FOR IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    COMPREHENSIVE INCOME

    Effective January 1, 1998, the Company adopted the provisions of SFAS No. 130, REPORTING COMPREHENSIVE INCOME. The objective of SFAS No. 130 is to report all changes in equity that result from transactions and economic events other than transactions with owners. There is no difference between net loss and comprehensive loss.

    INCOME TAXES

    The Company accounts for income taxes under the provisions of SFAS No. 109, ACCOUNTING FOR INCOME TAXES. Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date.

(3) PROPERTY AND EQUIPMENT

    Property and equipment, including assets owned under capital leases of $324,693 at December 31, 1998 is comprised of the following:

Network equipment...........................................  $  840,674
Computers and office equipment..............................     306,611
Leasehold improvements......................................     237,365
                                                              ----------
                                                               1,384,650
Less accumulated depreciation, including $53,906 applicable
  to assets under capital leases as of December 31, 1998....    (210,982)
                                                              ----------
  Net property and equipment................................  $1,173,668
                                                              ==========

(4) ACCRUED LIABILITIES

    Accrued liabilities consist of the following at December 31, 1998:

Excise tax..................................................  $    92,154
Commissions.................................................       43,337
Audit.......................................................       31,000
Other.......................................................        2,614
                                                              -----------
                                                              $   169,105
                                                              ===========

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(5) INCOME TAXES

    The difference between expected tax benefit, computed by applying the federal statutory rate of 34% to loss before taxes, and the actual tax benefit of $-0- is primarily due to the increase in the valuation allowance for deferred taxes.

    The Company's deferred tax assets are comprised of the following components at December 31, 1998:

Net operating loss carryforwards............................  $   983,000
Other.......................................................       49,000
                                                              -----------
  Total gross deferred tax assets...........................    1,032,000
Less valuation allowance....................................   (1,032,000)
                                                              -----------
  Net deferred tax assets...................................  $        --
                                                              ===========

    The valuation allowance for deferred tax assets as of January 1, 1999, 1998 and 1997 was $1,032,000, $373,000 and $152,000, respectively. The net change in the total valuation allowance for the years ended December 31, 1998 and 1997 was an increase of $659,000 and $221,000, respectively. The Company has established a valuation allowance due to the uncertainty that the full amount of the operating loss carryforwards will be utilized. Although management expects future results of operations to be profitable, it emphasized past performance rather than growth projections when determining the valuation allowance. Any subsequent adjustments to the valuation allowance, if deemed appropriate due to changed circumstances, will be recognized as a separate component of the provision for income taxes.

    The Company has net operating loss carryforwards which are available to offset future financial reporting and taxable income. Net operating loss carryforwards for tax purposes totaled approximately $2,500,000 at December 31, 1998 and expire in 2011 through 2018.

    A provision of the Internal Revenue Code requires the utilization of net operating losses be limited when there is a change of more than 50% in ownership of the Company. Such a change occurred in 1996, 1997 and 1998. If the Company's agreement discussed in Note 11 is approved by the Company's shareholders, the Company will have incurred another ownership change under IRC Section 382. These ownership changes would limit the utilization of any net operating losses incurred prior to the change in ownership date.

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(6) DEBT

    PROMISSORY NOTES

    During 1997 and 1996, the Company issued unsecured promissory notes (the "Promissory Notes") aggregating $250,000. The Promissory Notes bore interest at 8% per annum with both principal and interest payable on or before March 31, 1997. As an additional inducement, the holders of the Promissory Notes received 440 shares of the Company's common stock for each $1,000 of principal. The Promissory Notes were originally recorded at $213,700, which represents the $250,000 in proceeds less a discount of $36,300 assigned to the common stock. The fair value of the common stock was based on other recent equity transactions with third parties. The discount was accreted to the debt over the life of the Promissory Notes as a financing cost. The accretion of the value assigned to the common stock is included in interest expense in the accompanying financial statements. In 1997, $245,000 of the Promissory Notes, plus accrued interest, were converted into 221,659 shares of the Company's common stock. The remaining $5,000 and accrued interest was paid in full during 1997.

    CONVERTIBLE NOTES

    During 1997, the Company issued unsecured convertible notes (the "Convertible Notes") with a face value of $420,000 and 560,000 shares of common stock pursuant to a private placement memorandum (the "Private Placement"). Total proceeds from the Private Placement was $840,000. The Convertible Notes bore interest at 6% per annum, payable semiannually commencing June 30, 1998, matured three years from the date of issuance and were convertible into shares of the Company's common stock at $3.00 per share. The Convertible Notes were originally recorded at $210,000, which represents the face value of $420,000 less a discount of $210,000 which was assigned to the common stock. The 560,000 shares of common stock were recorded at the estimated fair market value of such shares which was $630,000 less stock offering costs of $37,301, resulting in net proceeds of $592,699. The fair market value of the common stock was based on other recent equity transactions with third parties. The discount was accreted to the debt using the interest method over three years. The accretion value assigned to the common stock is included in interest expense in the accompanying financial statements.

    During 1998, the Company asked the holders of the Convertible Notes to convert the Convertible Notes into shares of common stock. As an inducement to convert, the Company reduced the conversion price to $2.25 per share from the $3.00 conversion price stated on the Convertible Notes for those holders converting on or before March 9, 1998. All of the Notes were converted into 186,667 shares of common stock. The induced conversion resulted in a $105,000 charge to operations, classified as other expense in the accompanying financial statements.

(7) STOCKHOLDERS' EQUITY

    INITIAL PUBLIC OFFERING

    On July 27, 1998, the Company completed its initial public offering ("IPO") of its common stock to the public. The Company sold 1,400,000 units (the "Units"), with each Unit consisting of one detachable share of common stock and one detachable common stock purchase warrant (the

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(7) STOCKHOLDERS' EQUITY (CONTINUED)

"Warrants"). Two Warrants entitle the holder to purchase one share of the Company's common stock at a price of $8.10 per share during the three-year period commencing July 27, 1998. As a result of the IPO, the Company received net proceeds of $6,363,932.

    PRIVATE PLACEMENTS

    During February and March 1998, the Company sold 283,333 units with each unit consisting of one share of common stock and one common stock purchase warrant pursuant to a private placement memorandum. Subsequent to the IPO, the warrants sold pursuant to this private placement were exchanged for the Warrants. The net proceeds from the offering were $390,391.

    In May 1998, the Company sold 25,000 shares of common stock for $100,000 in a private transaction. In connection with the sale, the Company issued three-year warrants to purchase an additional 12,500 shares of the Company's common stock at $8.10 per share.

    During 1997, the Company issued 290,000 units, with each unit consisting of two shares of common stock and one common stock purchase warrant pursuant to a private placement memorandum. The Company sold 126,667 units (the Private Units) resulting in 168,888 shares for $190,000 with the remaining 163,333 Private Units being issued to the holders of the Promissory Notes in exchange for converting $245,000 of the Promissory Notes plus accrued interest into 221,659 shares of common stock (see note 6 above). Stock offering cost associated with the sale of the Private Units was $61,250.

    STOCK OPTION PLANS

    In August 1998, the Company established the FirstLink Communications, Inc. 1998-1999 Combined Incentive and Non-Qualified Stock Option Plan (the "1998 Plan"). Options issued under the 1998 Plan shall not be priced at less than fair market value and expire no later than ten years from the date of grant. The vesting periods are at the discretion of the Company's Board of Directors. The 1998 Plan is subject to ratification by the majority vote of the holders of the Company's common stock within one year from the effective date of adoption for any incentive options granted under the 1998 Plan. Until ratified, all options issued under the 1998 Plan will be non-qualified as the Board of Directors has the authority to issue non-qualified options. The Company has made available 500,000 shares for grant under the 1998 Plan. During 1998, the Company issued options to purchase 199,999 shares of common stock with vesting terms of 33% on each anniversary date over a three-year period. In February 1997, the Company's Board of Directors adopted the 1997 Restated Combined Incentive Stock and Non-Qualified Stock Option Plan (the 1997 Plan) which was ratified by the shareholders in February 1998. Options issued under the 1997 Plan shall not be priced at less than fair market value and expire no later than ten years from the date of grant. The vesting periods are at the discretion of the Company's Board of Directors. The Company has made available 533,333 shares for grant under the 1997 Plan. As of December 31, 1998, the Company had issued options to purchase 505,000 shares of common stock with varying three-year vesting terms.

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(7) STOCKHOLDERS' EQUITY (CONTINUED)

    The following table provides additional information concerning options granted under the 1998 and 1997 Plans:

                                                                   WEIGHTED AVERAGE
                                                NUMBER OF SHARES    EXERCISE PRICE
                                                ----------------   ----------------
Outstanding, January 1, 1997..................           --             $  --
Granted.......................................      416,667              1.13
Exercised.....................................           --                --
Forfeited.....................................           --                --
                                                    -------             -----
Outstanding, January 1, 1998..................      416,667              1.13
Granted.......................................      344,998              2.30
Exercised.....................................         (833)             1.13
Forfeited.....................................      (55,833)             1.13
                                                    -------             -----
Outstanding, December 31, 1998................      704,999             $1.71
                                                    =======             =====

    A total of 181,667 options were exercisable at December 31, 1998 at a weighted average exercise price of $1.13. The weighted average remaining contractual life of options outstanding at December 31, 1998 is 8.8 years.

    Additionally, in October 1998, the Company entered into a consulting agreement with a financial public relations firm which provides for the Company to issue stock options to purchase up to 60,000 shares of the Company's common stock at prices ranging from $2.00 to $7.00 per share. This agreement is cancelable upon 10 days written notice. As of December 31, 1998, the Company had issued options to purchase 15,000 shares of the Company's stock at $2.00 per share. All of the issued options are vested as of December 31, 1998. The agreement expires on March 31, 2000.

    The Company has elected to account for its stock-based compensation plans under APB 25; however, the Company has computed the fair value of options granted using the Black-Scholes option pricing model during 1998, and the minimum value option pricing model during 1997. The per share weighted average fair value of stock options granted during 1998 and 1997 is $1.56 and $0.30, respectively, on the date of grant using the following weighted average assumptions:

                                                               1998       1997
                                                             --------   --------
Risk-free interest.........................................   5.00%      6.25%
Expected dividend yield....................................     --         --
Expected lives.............................................  5 years    5 years
Expected volatility........................................    81%         --

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(7) STOCKHOLDERS' EQUITY (CONTINUED)

    Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company's net loss and loss per common share would have increased to the pro forma amounts indicated below:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                                  1998          1997
                                                              ------------   ----------
Net loss:
  As reported...............................................  $(1,833,974)   $(578,276)
  Pro forma.................................................   (2,065,306)    (609,276)
Net loss per common share, basic and diluted:
  As reported...............................................         (.68)        (.50)
  Pro forma.................................................         (.76)        (.52)

    WARRANTS

    The Company has issued various stock purchase warrants in connection with its financing activities to investors and placement agents. The following table provides additional information related to stock purchase warrants.

                                                      NUMBER OF
                                                        SHARES      RANGE OF
                                                      UNDERLYING    EXERCISE          RANGE OF
DESCRIPTION                                            WARRANTS      PRICES       EXPIRATION DATES
-----------                                           ----------   -----------   ------------------
1997:
  Private Placement Warrants........................   193,320     $      2.25              5/05/00
  Placement Agent Warrants..........................   157,003        .75-3.00     4/30/02-11/30/02
  Other.............................................     6,667            1.13              12/1/00

1998:
  Private Placement Warrants........................   106,938     $      8.10      5/22/01-7/28/01
  Public Offering Warrants..........................   700,000            8.10              7/27/01
  Underwriter Share Warrants........................   140,000            7.70              7/27/03
  Underwriter Warrant Warrants......................    70,000            5.50              7/27/03

(8) RELATED PARTY TRANSACTIONS

    During 1998 and 1997, the Company had a management agreement with an officer and director of the Company whereby from time to time a management fee was paid for his services. Amounts paid under this arrangement totaled $30,000 and $96,000 in 1998 and 1997, respectively. This agreement was terminated in March 1998 at which time this individual became an employee.

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(9) COMMITMENTS AND CONTINGENCIES

    LEASE COMMITMENTS

    The Company leases certain switching equipment under capital leases. In addition, the Company leases office space under two non-cancelable operating leases expiring on October 31, 2001 and August 31, 2003, respectively. Operating lease payments for the years ended December 31, 1998 and 1997 totaled $53,610 and $29,160, respectively. At December 31, 1998, future minimum lease payments under capital and non-cancelable operating leases are as follows:

                                                              CAPITAL    OPERATING
                                                               LEASES     LEASES
                                                              --------   ---------
Year ending:
  1999......................................................  $ 98,914   $104,910
  2000......................................................    96,820     99,660
  2001......................................................    82,315     96,300
  2002......................................................    31,984     72,000
  2003......................................................     1,293     48,000
                                                              --------   --------
Total minimum lease payments................................   311,326   $420,870
                                                                         ========
  Less amount representing interest.........................   (71,996)
                                                              --------
Net minimum lease payments..................................   239,330
  Less current portion of capital less obligations..........    62,051
                                                              --------
Capital lease obligations, less current portion.............  $177,279
                                                              ========

    In connection with entering into certain of the capital lease agreements, certain stockholders, including directors of the Company (the Guarantors), entered into personal guaranty arrangements with the lessor on behalf of the Company. The Company, in turn, agreed to issue common stock to each of the Guarantors upon execution of and throughout the duration of the leases. 5,453 and 16,961 shares of common stock were issued to the Guarantors during 1998 and 1997, respectively.

    The common stock was assigned values of $10,581 and $17,163 for the shares issued during 1998 and 1997, respectively, based on the public market price of the stock, or recent equity transactions with third parties for stock issuances prior to the stock being publicly traded. The value assigned to the common stock is being amortized using the interest method over the lives of the leases. The accretion value is included in interest expense in the accompanying financial statements.

    MASTER LEASE AGREEMENT

    The Company has available a $2 million Master Lease Agreement (the "Facility"). The Facility provides for 100% financing for purchases of telecommunications equipment (including switches), computers and office equipment. Under terms of the Facility, payments are made over a 60-month period with a bargain purchase option at the end of the lease. Additionally, there is a 1% commitment fee which the Company paid during 1998. At December 31, 1998, the Company had the ability to draw

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(9) COMMITMENTS AND CONTINGENCIES (CONTINUED)

$500,000 under the Facility. The remaining $1.5 million is subject to minimum performance requirements. At December 31, 1998 there were no borrowings under the Facility.

    WEB SERVICE COMPANY

    In August 1998, the Company entered into an exclusive marketing agreement with Web Service Company, Inc. (WEB or the WEB Agreement), one of the largest operators of coin operated laundry equipment in apartment and condominium complexes in the United States.

    Under terms of the WEB Agreement, WEB will exclusively market the Company's services to properties with which WEB has an existing relationship that have more than 150 units in Dallas, Denver, Seattle and the San Francisco Bay Area (the "Exclusive Territories"). Based on information provided by WEB, the Company believes that WEB provides ancillary services to approximately 590 apartment complexes of that size passing approximately 150,000 units in the Exclusive Territories. As compensation for WEB's sales of the Company's services, the Company has granted WEB a warrant to purchase 2,000,000 shares of its common stock, subject to vesting requirements requiring WEB to deliver one customer for each 25 shares. In other words, in order to earn the 2,000,000 warrants, WEB must, by May 22, 2004, deliver 80,000 phone and cable customers who subscribe to the Company's services. If WEB is unable to deliver a certain number of subscribers each year (which number increases over the life of the contract), a portion of the unvested warrants expire. The maximum number of vested shares that can be exercised by WEB cannot exceed 20% of the issued and outstanding common stock of the Company regardless of the number of shares vested. The warrants are exercisable at $5.40 per share for five years after they are issued, but no later than May 22, 2012. The Company may record marketing expense to the extent that value is associated with the warrants as determined under the Black-Scholes method as prescribed under FASB 123. As of December 31, 1998, no warrants had vested under the WEB Agreement.

    The Company will also pay WEB a commission of 1.75% on collected revenues for WEB customers (2.25% for customers in any property in which the Company has achieved a penetration rate in excess of 60%). The commission is paid for the life of the Company's contract with the property.

    The Company and WEB have mutually agreed to delay commencing marketing activities under the WEB Agreement. The Company and WEB are currently evaluating what role, if any, WEB can and should play in its future business activities.

    COMMITMENT WITH CABLE PROVIDERS

    The Company has agreements with TCI Cablevision of Oregon, Inc. ("TCI") and Paragon Cable ("Paragon") to purchase bulk cable signals at the Company's properties. The agreements provide for the Company to pay fixed monthly amounts regardless of the number of customers the Company has at the properties. As of December 31, 1998, the Company's monthly commitment was $32,759 per month. The TCI agreements provide for annual rate increases not to exceed 5%. The agreements all have five-year terms and expire during July 1999 through September 2003.

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(9) COMMITMENTS AND CONTINGENCIES (CONTINUED)

    SALARY CONTINUATION AGREEMENTS

    The Company has salary continuation agreements with certain key employees that provide for one-year severance in the event of involuntary termination, as defined in the agreements. The total obligation under these agreements in the event of involuntary termination is $315,000.

    LITIGATION

    From time to time, the Company is involved in various litigation in the normal course of business. Management believes that the outcomes will not have a material impact to the Company's financial statements.

(10) SEGMENT DISCLOSURE

    The Company operates in a single industry segment, telecommunications. The Company provides integrated telephony and video services to residents of multi-family apartment and condominium complexes in Portland, Oregon. The Company's management team monitors the Company's products and services according to the following categories:

    - Local telephone--local dial tone with enhanced calling features that provide incoming and outgoing calls over the public switched network.

    - Long distance telephone--services include all originating minutes for calls placed outside the local calling area, including those generated from calling cards.

    - Video--basic, expanded basic and premium cable television services.

    The revenues generated by these products and services were as follows:

                                                           YEARS ENDED              SIX MONTHS ENDED
                                                  -----------------------------   ---------------------
                                                  DECEMBER 31,    DECEMBER 31,    JUNE 30,    JUNE 30,
                                                      1998            1997          1999        1998
                                                  -------------   -------------   ---------   ---------
                                                                                       (UNAUDITED)
Local telephone.................................   $  351,706       $255,298      $182,721    $176,841
Long distance telephone.........................      343,485        308,388       151,957     151,611
Video...........................................      511,822        295,907       304,501     239,483
Other...........................................       38,998         20,310        37,236      31,549
                                                   ----------       --------      --------    --------
                                                   $1,246,011       $879,903      $676,415    $599,484
                                                   ==========       ========      ========    ========

                         FIRSTLINK COMMUNICATIONS, INC.

                  DECEMBER 31, 1998 AND 1997 AND JUNE 30, 1999
         (INFORMATION AS OF JUNE 30, 1999 AND FOR THE SIX MONTHS ENDED
                     JUNE 30, 1999 AND 1998 IS UNAUDITED.)

(10) SEGMENT DISCLOSURE (CONTINUED)

    The direct costs included in operating expense associated with these products and services were as follows:

                                                           YEARS ENDED              SIX MONTHS ENDED
                                                  -----------------------------   ---------------------
                                                  DECEMBER 31,    DECEMBER 31,    JUNE 30,    JUNE 30,
                                                      1998            1997          1999        1998
                                                  -------------   -------------   ---------   ---------
                                                                                       (UNAUDITED)
Local telephone.................................    $263,652        $187,426      $147,457    $128,940
Long distance telephone.........................     251,457         175,866       135,785     123,976
Video...........................................     324,895         160,147       185,873     154,452
                                                    --------        --------      --------    --------
                                                    $840,004        $523,439      $469,115    $407,368
                                                    ========        ========      ========    ========

    There are a number of shared expenses incurred related to managing the different revenue streams. Management believes that any allocation of these expenses would be impractical and arbitrary, and management does not currently make such allocations internally.

(11) RECENT DEVELOPMENTS (UNAUDITED)

    On March 12, 1999, the Company's board of directors authorized lowering the exercise price of the public warrants and the 1998 private placement warrants to $5.50 per share from $8.10 per share.

    In July 1999, the Company signed a definitive merger agreement with USOL Holdings, Inc. ("USOL"), to merge USOL into FirstLink. USOL has acquired certain assets and liabilities of U.S. Online Communications, Inc., an Austin, Texas based provider of integrated telecommunication services to residents of apartments and condominiums passing approximately 13,715 cable and 6,885 telephone units, and certain assets from GMAC Commercial Mortgage Corporation ("GMACCM"). The assets acquired from GMACCM will allow the Company to provide ancillary services to residents of multi-dwelling units ("MDUs") under exclusive marketing agreements with property owners. According to GMACCM, it currently has marketing agreements with MDUs passing in excess of 450,000 residential units.

    Upon receiving shareholder approval, the Company will merge with USOL in a stock-for-stock transaction in which the Company will issue $37 million of Company preferred stock (convertible at $2.00 per share) and 3,175,000 shares of the Company's common stock of which 2,000,000 shares are subject to a three-year, $3,674,000 note. Further, the Company will issue shareholders of USOL 2,084,000 warrants to purchase common stock (1,500,000 at $5.50 per share, 86,000 at $4.00 per share, 86,000 at $6.00 per share, and 412,000 at $2.00 per share).

    Additionally, the Company will assume USOL's $35 million senior credit facility and any borrowings thereunder at the time the transaction closes.

    The definitive merger agreement supersedes the Company's previously announced financing and acquisition transaction with Peregrine Capital, Inc.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of USOL Holdings, Inc.:

    We have audited the accompanying balance sheet of USOL Holdings, Inc. (a Delaware corporation), as of June 30, 1999, and the related statements of operations, stockholders' equity and cash flows for the period from inception, May 12, 1999, through June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 1999, and the results of its operations and its cash flows for the period from inception, May 12, 1999, through June 30, 1999, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Austin, Texas
July 21, 1999

                              USOL HOLDINGS, INC.

                          BALANCE SHEET--JUNE 30, 1999

CURRENT ASSETS:
  Cash......................................................  $     425
                                                              ---------
    Total assets............................................  $     425
                                                              =========
STOCKHOLDERS' EQUITY:
  Common stock, $.001 par value; 2,000,000 shares
    authorized; 425,000 shares issued and outstanding.......  $     425
  Additional paid-in capital................................    849,575
  Retained deficit..........................................   (849,575)
                                                              ---------
    Total stockholders' equity..............................  $     425
                                                              =========

   The accompanying notes are an integral part of these financial statements.

                              USOL HOLDINGS, INC.

                            STATEMENT OF OPERATIONS

                  FOR THE PERIOD FROM INCEPTION, MAY 12, 1999
                             THROUGH JUNE 30, 1999

REVENUE.....................................................  $      --
STOCK COMPENSATION EXPENSE..................................   (849,575)
                                                              ---------
NET LOSS....................................................  $(849,575)
                                                              =========

   The accompanying notes are an integral part of these financial statements.

                              USOL HOLDINGS, INC.

                       STATEMENT OF STOCKHOLDERS' EQUITY

                  FOR THE PERIOD FROM INCEPTION, MAY 12, 1999
                             THROUGH JUNE 30, 1999

                                                COMMON STOCK       ADDITIONAL                   TOTAL
                                             -------------------    PAID-IN     RETAINED    STOCKHOLDERS'
                                              SHARES     AMOUNT     CAPITAL      DEFICIT       EQUITY
                                             --------   --------   ----------   ---------   -------------
INITIAL CAPITAL CONTRIBUTION...............  425,000      $425      $     --    $      --       $425
STOCK COMPENSATION ON INITIAL CAPITAL
  CONTRIBUTION.............................       --        --       849,575     (849,575)        --
                                             -------      ----      --------    ---------       ----
BALANCE, June 30, 1999.....................  425,000      $425      $849,575    $(849,575)      $425
                                             =======      ====      ========    =========       ====

   The accompanying notes are an integral part of these financial statements.

                              USOL HOLDINGS, INC.

                            STATEMENT OF CASH FLOWS

                  FOR THE PERIOD FROM INCEPTION, MAY 12, 1999
                             THROUGH JUNE 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss..................................................  $(849,575)
  Adjustment to reconcile net loss to net cash flows from
    operating activities--
    Stock compensation expense..............................    849,575
                                                              ---------
      Net cash flows from operating activities..............         --
                                                              ---------
CASH FLOWS FROM INVESTING ACTIVITIES
      Net cash flows from investing activities..............         --
                                                              ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock....................        425
                                                              ---------
      Net cash flows from financing activities..............        425
                                                              ---------
NET INCREASE IN CASH........................................        425
CASH, beginning of period...................................         --
                                                              ---------
CASH, end of period.........................................  $     425
                                                              =========

   The accompanying notes are an integral part of these financial statements.

                              USOL HOLDINGS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                                 JUNE 30, 1999

1. FORMATION AND BUSINESS DESCRIPTION:

    USOL Holdings, Inc. (USOL or Company), a Delaware corporation, was formed on May 12, 1999, for the purpose of acquiring entities providing telecommunications, cable television, internet and other services to residents of multifamily apartment complexes and condominiums. See Note 4.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates.

    INCOME TAXES

    The Company follows the liability method of accounting for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Under this method, deferred assets and liabilities are recorded for future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the underlying assets or liabilities are recovered or settled.

    For the period from inception, May 12, 1999, through June 30, 1999, the Company has not generated revenues and the stock compensation expense recorded represents a permanent difference that is not deductible for federal income tax purposes. As a result, the Company has not been subject to and has not recorded any amounts related to federal income taxes.

3. CAPITAL STOCK:

    USOL's original articles of incorporation provide for the authorization of 2,000,000 shares of $.001 par value common stock. Upon its formation, USOL issued 425,000 shares of common stock to members of management in exchange for $425 in cash. USOL recorded $849,575 of stock compensation expense related to the issuance of these shares based on the difference between the cash paid and the estimated $2 per share fair market value of the shares on the date of issuance.

4. SUBSEQUENT EVENTS:

    CAPITAL TRANSACTIONS

    On July 19, 1999, USOL adopted the 1999 Incentive Plan (the Incentive Plan) to provide incentives to attract and retain key employees and directors. Under the Incentive Plan, USOL can issue up to 3,000,000 shares of common stock to individuals designated by the board of directors, with the number of shares authorized for issuance automatically increasing when additional shares of stock of USOL are issued so that the number of shares available equals 10 percent of the total number of issued and outstanding shares at such time.

    On July 21, 1999, USOL granted options to certain employees to purchase 325,000 shares of USOL's common stock at $1 per share. These options have a life of 10 years and vest over 3 years, with 25 percent vested on the date of grant. USOL recorded deferred compensation of $243,750 and

                              USOL HOLDINGS, INC.

                                 JUNE 30, 1999

4. SUBSEQUENT EVENTS: (CONTINUED)

recognized stock compensation expense of $81,250 as the estimated fair value of USOL's common stock was $2 per share on the date the options were granted. Also on July 21, 1999, USOL granted options under the Incentive Plan to certain employees for the purchase of 1,585,000 shares of USOL's common stock with exercise prices ranging from $2 to $5.50 per share. These options have a life of 10 years and vest over 3 years, with certain options vesting 25 percent on the date of grant.

    On July 21, 1999, USOL amended its articles of incorporation to increase the authorized capital stock to 32,000,000 shares, of which 30,000,000 shares were designated as $.001 par value common stock and 2,000,000 shares were designated as $.001 par value preferred stock. Shares of preferred stock may be issued in one or more classes or series and will have voting powers, dividend privileges and others rights as designated by the board of directors of USOL prior to issuance.

    On July 21, 1999, USOL issued 2,000,000 shares of common stock, a warrant to purchase 259,000 shares of common stock, and 1,480,000 shares of 12% cumulative convertible preferred stock to various third-party investors. The 2,000,000 shares of common stock were issued in exchange for notes receivable totaling $3,674,000 and $1,000 in cash. The shares were sold for $2 per share, however, one party purchased 1,000,000 shares at $1.675 per share in recognition of their services for identifying the investors. The notes accrue interest at 5 percent per year and are due July 21, 2002. The Company valued the warrant using the Black-Scholes pricing model at approximately $146,200. The Black-Scholes valuation was based on the warrant terms using the Company's current stock value of $2 per share and a volatility percentage representative of a public company operating in this industry. The sale of preferred stock consisted of 1,325,000 shares of Series A preferred stock and 155,000 shares of Series B preferred stock. The 1,480,000 shares of preferred stock were issued in exchange for $37,000,000 cash.

    Series A and B preferred stock is convertible into common stock at the option of the holder on a 12.5 for 1 basis subject to anti-dilution adjustments. Beginning July 21, 2001, conversion is automatic on the earliest of (a) the closing of a public offering of the Company's equity securities in an amount greater than or equal to $40,000,000, (b) the day the common stock is traded on a public market at a price greater than or equal to $10 per share for 15 consecutive days or (c) the seventh anniversary of the original issuance of the preferred stock provided the common stock is trading at more than $2 per share at that date.

    In the event of a liquidation, Series A and B preferred shareholders are entitled to receive $25 per share and all unpaid cumulative dividends, prior to, and in preference to any distribution to the holders of common stock. If undistributed assets remain after satisfying the preferred shareholders, such assets shall be distributed ratably among the holders of common stock, and holders of preferred stock have no further right or claim to any of the remaining assets.

    The holders of Series A preferred stock have voting rights equal to the voting rights of the common shareholders on an as-if-converted basis. Holders of Series B preferred stock may only vote on matters that will change or affect their rights or privileges.

    ASSET PURCHASE

    On July 13, 1999, USOL incorporated a wholly owned subsidiary, TheResidentClub.com, Inc. (TheResidentClub). On July 21, 1999, TheResidentClub purchased certain assets and contract rights from GMAC Commercial Mortgage Corporation. Pursuant to the asset purchase agreement, the

                              USOL HOLDINGS, INC.

                                 JUNE 30, 1999

4. SUBSEQUENT EVENTS: (CONTINUED)

purchase price of $2,843,800 consisted of $2,500,000 cash and a warrant to purchase 325,000 shares of USOL's common stock at an exercise price of $2 per share. The Company valued this warrant using the Black-Scholes pricing model at approximately $343,800. The Black-Scholes valuation was based on the warrant terms using the Company's then current stock value of $2 per share and a volatility percentage representative of a public company operating in this industry.

    ACQUISITION

    On July 19, 1999, USOL incorporated a wholly owned subsidiary, USOL, Inc. On July 21, 1999, USOL, Inc. purchased substantially all of the assets and certain liabilities of U.S. OnLine Communications, Inc. (US Online). US Online provides integrated telecommunications services including enhanced local telephone, long-distance telephone and cable television to residents of multifamily apartment complexes and condominiums in Texas, Virginia and Colorado. Pursuant to the asset purchase agreement, the purchase price of approximately $19,681,800 consisted of 750,000 shares of USOL's common stock valued at $2 per share, warrants to purchase 1,500,000 shares of USOL's common stock at an exercise price of $5.50 per share, approximately $845,000 in cash and the assumption of approximately $16,012,000 of liabilities. The Company valued the warrants using the Black-Scholes pricing model at approximately $1,324,800. The Black-Scholes valuation was based on the warrant terms using the Company's then current stock value of $2 per share and a volatility percentage representative of a public company operating in this industry. The acquisition will be accounted for under the purchase method of accounting

    EMPLOYMENT AGREEMENTS

    On July 21, 1999, the Company entered into employment agreements with its Chief Executive Officer and its President. The agreements are for terms of five years, and may be terminated by the Company for cause or other than cause. If either agreement is terminated for other than cause, including termination within 120 days of a change of control of the Company, the Company must pay severance compensation equivalent to 18 months of the then base salary of the terminated officer.

    SENIOR SECURED FINANCING

    On July 19, 1999, the Company received a formal commitment from a bank providing for a $35,000,000 revolving credit facility. The facility will be subject to certain borrowing base limitations and will be in effect for 18 months at which time it will convert to a six year term note. The facility will be secured by substantially all the assets of the Company, USOL, Inc., and TheResidentClub.com, Inc.

    MERGER

    On July 21, 1999, the Company entered into an Agreement and Plan of Merger and Reorganization (the Merger Agreement) with FirstLink Communications, Inc. (FirstLink), a publicly traded Oregon corporation. FirstLink provides integrated telecommunications and entertainment services to residents of multifamily apartment and condominium complexes. Services provided include cable television and enhanced local and long-distance telephone services. In certain properties, FirstLink also provides high-speed internet services.

                              USOL HOLDINGS, INC.

                                 JUNE 30, 1999

4. SUBSEQUENT EVENTS: (CONTINUED)

    Pursuant to the Merger Agreement, all capital stock, options and warrants to purchase capital stock of USOL will be canceled and converted into equal shares, options and warrants to purchase shares of FirstLink capital stock on a one-for-one basis, such that stockholders of USOL will own 3,175,000 shares of FirstLink common stock, 1,325,000 shares of FirstLink Series A preferred stock, 155,000 shares of FirstLink Series B preferred stock, options to purchase 1,910,000 shares of FirstLink common stock, and warrants to purchase 2,084,000 shares of FirstLink common stock. The rights and privileges of each security will remain unchanged upon conversion.

    The issuance of the shares will result in the former stockholders of the Company controlling the majority of the then outstanding voting shares of FirstLink. Also as part of the Merger Agreement, the members of the Company's board of directors will hold the controlling number of seats on FirstLink's board of directors' and the officers of the Company will retain their positions. As the controlling interest in the surviving company remains with the stockholders and officers of the Company, this transaction will be accounted for as a reverse acquisition under the purchase method of accounting, with USOL accounted for as the acquiror.

    Termination of the Merger Agreement by either party may be before or after shareholder approval. Under certain circumstances, FirstLink or the Company will be required to pay fees and expenses to the other as a result of termination, including a fee of $1,000,000.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of
U.S. OnLine Communications, Inc.:

    We have audited the accompanying consolidated balance sheet of U.S. OnLine Communications, Inc. (a Delaware corporation), and subsidiary as of December 31, 1998, and the related consolidated statements of operations and cash flows for the years ended December 31, 1997 and 1998. These financial statements are the responsibility of USOL's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of U.S. OnLine Communications, Inc., and subsidiary as of December 31, 1998, and the results of their operations and their cash flows for the years ended December 31, 1997 and 1998, in conformity with generally accepted accounting principles.

    On July 21, 1999, the Company sold substantially all of its assets and certain liabilities to a subsidiary of USOL Holdings, Inc. (USOL), for USOL common stock, warrants to purchase USOL common stock and cash. It is management's intent to wind up affairs and liquidate the Company as soon as practical. These matters are further described in Note 1 to the accompanying financial statements.

                                          ARTHUR ANDERSEN LLP

Austin, Texas
July 21, 1999

                        U.S. ONLINE COMMUNICATIONS, INC.

                          CONSOLIDATED BALANCE SHEETS

                                (NOTES 1 AND 2)

                                                              DECEMBER 31,
                                                                  1998        JUNE 30, 1999
                                                              -------------   --------------
                                                                               (UNAUDITED)
                                           ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................   $ 1,007,988     $ 1,212,856
  Restricted cash...........................................       496,566         144,495
  Accounts receivable, net..................................       454,130         289,545
  Supply inventory..........................................       253,715         292,932
  Other current assets......................................        74,930         107,792
                                                               -----------     -----------
    Total current assets....................................     2,287,329       2,047,620
PROPERTY AND EQUIPMENT, net.................................    12,065,217      11,835,192
GOODWILL, net...............................................     2,335,501       2,184,722
DEFERRED LOAN COSTS, net....................................       486,607         227,328
OTHER ASSETS................................................       461,094         449,244
                                                               -----------     -----------
    Total assets............................................   $17,635,748     $16,744,106
                                                               ===========     ===========

                           LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
  Current portion of long-term debt, net of discount........   $12,770,337     $12,682,343
  Current portion of long-term debt, related parties, net of
    discount................................................     5,979,166       6,250,000
  Short-term notes payable..................................            --       1,475,000
  Accounts payable and accrued expenses.....................     3,344,102       3,056,496
  Accrued interest..........................................       271,585       1,040,935
  Accrued interest, related parties.........................       380,417         775,000
  Deferred revenue..........................................       383,449         357,483
                                                               -----------     -----------
    Total liabilities.......................................    23,129,056      25,637,257
                                                               ===========     ===========
COMMITMENTS AND CONTINGENCIES (Note 6)
MINORITY INTEREST...........................................       238,827         236,413
                                                               -----------     -----------
STOCKHOLDERS' DEFICIT:
  Preferred stock, $.001 par, 1,000,000 shares authorized,
    none outstanding........................................            --              --
  Common stock, $.001 par value, 20,000,000 shares
    authorized, 2,166,667 shares outstanding at
    December 31, 1998, and June 30, 1999 (unaudited)........         2,167           2,167
  Additional paid-in capital................................     1,697,115       1,697,115
  Deferred compensation.....................................      (541,406)       (489,843)
  Accumulated deficit.......................................    (6,890,011)    (10,339,003)
                                                               -----------     -----------
    Total stockholders' deficit.............................    (5,732,135)     (9,129,564)
                                                               -----------     -----------
    Total liabilities and stockholders' deficit.............   $17,635,748     $16,744,106
                                                               ===========     ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                        U.S. ONLINE COMMUNICATIONS, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                (NOTES 1 AND 2)

                                               FOR THE YEARS ENDED       FOR THE SIX MONTHS ENDED
                                                   DECEMBER 31                    JUNE 30
                                            --------------------------   -------------------------
                                               1997           1998          1998          1999
                                            -----------   ------------   -----------   -----------
                                                                                (UNAUDITED)
REVENUES..................................  $ 2,721,293   $  5,108,225   $ 2,344,965   $ 2,831,079
                                            -----------   ------------   -----------   -----------
EXPENSES:
  Operating...............................    3,285,634      4,469,879     2,103,768     2,100,739
  Selling, general and administrative.....    4,119,551      4,454,102     2,173,645     1,554,807
  Depreciation and amortization...........    1,036,851      1,532,351       758,803       826,298
  Write down of property and equipment....           --      1,172,468            --            --
                                            -----------   ------------   -----------   -----------
    Total expenses........................    8,442,036     11,628,800     5,036,216     4,481,844
                                            -----------   ------------   -----------   -----------
LOSS FROM OPERATIONS......................   (5,720,743)    (6,520,575)   (2,691,251)   (1,650,765)
                                            -----------   ------------   -----------   -----------
OTHER:
  Interest expense........................   (3,188,482)    (4,772,896)   (2,454,636)   (1,722,942)
  (Loss) gain on disposition of property
    and equipment, net....................      (86,464)        26,378            --            --
  Other expense, net......................       (1,093)      (218,228)     (145,504)      (77,699)
                                            -----------   ------------   -----------   -----------
    Total other...........................   (3,276,039)    (4,964,746)   (2,600,140)   (1,800,641)
                                            -----------   ------------   -----------   -----------
  LOSS BEFORE MINORITY INTEREST...........   (8,996,782)   (11,485,321)   (5,291,391)   (3,451,406)
  MINORITY INTEREST IN (INCOME) LOSS OF
    SUBSIDIARY............................      (10,463)        37,863         6,139         2,414
                                            -----------   ------------   -----------   -----------
    Net loss..............................  $(9,007,245)  $(11,447,458)  $(5,285,252)  $(3,448,992)
                                            ===========   ============   ===========   ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                        U.S. ONLINE COMMUNICATIONS, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                (NOTES 1 AND 2)

                                               FOR THE YEARS ENDED       FOR THE SIX MONTHS ENDED
                                                   DECEMBER 31                    JUNE 30
                                            --------------------------   -------------------------
                                               1997           1998          1998          1999
                                            -----------   ------------   -----------   -----------
                                                                                (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss................................  $(9,007,245)  $(11,447,458)  $(5,285,252)  $(3,448,992)
  Adjustments to reconcile net loss to net
    cash used in operating activities--
    Loss on disposition and write down of
      property and equipment..............       82,968      1,146,090            --            --
    Depreciation and amortization.........    1,036,851      3,421,758     1,552,835     1,411,538
    Minority interest.....................       10,463        (37,863)       (6,139)       (2,414)
    Interest expense on related-party debt
      of the LLC not acquired.............           --      1,111,423            --            --
    Accretion of deferred compensation....           --         64,844        39,063        51,563
    Changes in operating assets and
      liabilities--
      Restricted cash.....................           --       (496,566)           --       352,071
      Accounts receivable, net............     (250,502)       (48,509)     (106,858)      164,585
      Other current assets................     (142,421)       (18,011)      (18,568)      (60,229)
      Accounts payable and accrued
        expenses..........................    3,700,370      1,846,913     1,290,079       876,327
      Deferred revenue....................      199,312        104,470        77,978       (25,966)
                                            -----------   ------------   -----------   -----------
    Net cash used in operating
      activities..........................   (4,370,204)    (4,352,909)   (2,456,862)     (681,517)
                                            -----------   ------------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sale of property and
    equipment.............................       34,458        457,947       421,587            --
  Purchases of property and equipment.....   (4,029,125)    (1,754,988)     (626,838)     (443,515)
                                            -----------   ------------   -----------   -----------
    Net cash used in investing
      activities..........................   (3,994,667)    (1,297,041)     (205,251)     (443,515)
                                            -----------   ------------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term debt, related
    parties...............................    1,103,577      3,250,000     3,250,000            --
  Payments on long-term debt, related
    parties...............................     (253,052)            --            --            --
  Proceeds from long-term debt............    8,947,854      1,500,000     1,500,000            --
  Payments on long-term debt..............     (242,170)            --            --      (145,100)
  Proceeds from short-term notes
    payable...............................           --             --            --     1,475,000
  Payments on capital lease obligations...     (528,678)      (998,669)     (668,577)           --
  Payment of deferred financing costs.....           --       (832,046)     (832,046)           --
  Proceeds from sale of common stock......           --      3,250,500     3,250,500            --
  Payments of stock issuance costs........           --       (461,321)     (386,181)           --
                                            -----------   ------------   -----------   -----------
    Net cash provided by financing
      activities..........................    9,027,531      5,708,464     6,113,696     1,329,900
INCREASE IN CASH AND CASH EQUIVALENTS.....      662,660         58,514     3,451,583       204,868
CASH AND CASH EQUIVALENTS, beginning of
  period..................................      286,814        949,474       949,474     1,007,988
                                            -----------   ------------   -----------   -----------
CASH AND CASH EQUIVALENTS, end of
  period..................................  $   949,474   $  1,007,988   $ 4,401,057   $ 1,212,856
                                            ===========   ============   ===========   ===========

                        U.S. ONLINE COMMUNICATIONS, INC.

                                (NOTES 1 AND 2)

                                                  FOR THE YEARS ENDED     FOR THE SIX MONTHS ENDED
                                                      DECEMBER 31                  JUNE 30
                                                -----------------------   -------------------------
                                                   1997         1998         1998          1999
                                                ----------   ----------   -----------   -----------
                                                                                 (UNAUDITED)
SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid for interest......................  $  695,686   $1,378,931   $  651,750    $       --
  Acquisition of Cable........................   1,167,034           --           --            --
  Acquisition of certain assets and
    liabilities of the LLC....................          --    3,818,951           --            --
  Deferred compensation, net of forfeitures...          --      606,250      606,250            --
  Issuance of warrants in connection with debt
    obligations...............................          --      719,000      719,000            --
  Recognition of original issue discount......          --    1,083,000    1,083,000            --
  Issuance of warrants for payment of loan
    costs.....................................          --      320,000      320,000            --

  The accompanying notes are an integral part of these consolidated financial statements.

                        U.S. ONLINE COMMUNICATIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS AND GOING CONCERN:

    U.S. OnLine Communications, Inc. (US Online) and its 50 percent owned subsidiary, U.S.-Austin Cable Associates I, Ltd. (USAC) (collectively referred to herein as the Company), provide integrated telecommunications services including local telephone, long distance telephone, enhanced calling features and cable television to residents of multifamily apartment complexes and condominiums in Texas, Virginia and Colorado. The services are provided to the tenants in accordance with long-term operating agreements between the Company and the property owners under which the property owners share in the telecommunication revenues generated from their properties. The agreements provide the tenants with the option to use either the Company or the local telephone and long distance carriers for telephone services. Tenants desiring to subscribe to cable television must utilize the Company.

    On July 21, 1999, the Company sold substantially all its assets and certain liabilities to USOL, Inc., a subsidiary of USOL Holdings, Inc. (USOL). Pursuant to the asset purchase agreement, the purchase price of approximately $19,681,800 consisted of 750,000 shares of USOL common stock valued at $2 per share, 1,500,000 warrants to purchase USOL common stock at an exercise price of $5.50 per share, approximately $845,000 in cash, and the assumption of approximately $16,012,000 of liabilities. The warrants were valued using the Black-Scholes pricing model at approximately $1,324,800. The Black-Scholes valuation was based on the warrant terms using the then USOL common stock value of $2 per share and a volatility percentage representative of a public company operating in this industry. Liabilities not assumed by USOL were satisfied by the Company from the cash, stock, and warrant proceeds received in the transaction. It is management's intent to wind up the affairs and liquidate the Company as soon as practical.

    Simultaneous with the transaction described above, USOL and FirstLink Communications, Inc. (FirstLink) entered into an agreement whereby FirstLink common stock will be exchanged for USOL common stock, and USOL will be merged with and into FirstLink, subject to the approval of FirstLink shareholders.

2. ORGANIZATION AND BASIS OF PRESENTATION:

    US Online was incorporated March 5, 1998, by the management of U.S. OnLine Communications L.L.C. (the LLC) for the purpose of acquiring substantially all of the assets and certain of the liabilities of the LLC. This transaction was consummated on July 21, 1998. US Online issued 800,000 shares of its common stock and a $3 million note to acquire certain assets and liabilities of approximately $17,166,000 and $17,985,000, respectively, of the LLC. The assets acquired included the 50 percent interest held by the LLC in USAC. In accordance with generally accepted accounting principles, US Online recorded the purchased assets and liabilities at the LLC's historical cost since the US Online and the LLC are entities under common control.

    In February 1996, the LLC acquired a 50 percent membership interest in U.S. Online Cable L.L.C. (Cable), a provider of cable television to residents of multifamily apartment complexes and condominiums for approximately $2,060,000 in cash. The LLC acquired the remaining 50 percent interest in September 1997 by forgiving notes receivable of approximately $1,167,000 and obtaining a 13 percent membership interest in the LLC. These acquisitions were accounted for by the purchase method of accounting and, accordingly, the LLC consolidated the financial statements of Cable since February 1996 to reflect the exercise of control by the LLC. Cable was merged with and into the LLC in 1997. Total goodwill recorded as a result of these transactions was approximately $3,015,000.

                        U.S. ONLINE COMMUNICATIONS, INC.

2. ORGANIZATION AND BASIS OF PRESENTATION: (CONTINUED)

    The accompanying consolidated balance sheet is that of the Company at December 31, 1998. The accompanying consolidated statement of operations and consolidated statement of cash flows for the year ended December 31, 1997, reflect the consolidated results of operations and cash flows of the LLC. The minority interest in the income of USAC is deducted from the consolidated loss. For the year ended December 31, 1998, the accompanying consolidated statement of operations and consolidated statement of cash flows reflect the consolidated results of operations and cash flows of (i) the LLC from January 1, 1998, through July 21, 1998, and (ii) the Company from inception (March 5, 1998) through December 31, 1998. The minority interest in the income of USAC is deducted from the consolidated loss. All intercompany balances and transactions have been eliminated in consolidation. Following is certain selected operating data for the year ended December 31, 1998:

                                        LLC FROM JANUARY 1,         THE COMPANY FROM
                                           1998, THROUGH       INCEPTION (MARCH 5, 1998)
                                           JULY 21, 1998       THROUGH DECEMBER 31, 1998       TOTAL
                                        --------------------   --------------------------   ------------
Revenues..............................       $ 2,631,917               $ 2,476,308          $  5,108,225
Loss from operations..................        (2,443,207)               (4,077,368)           (6,520,575)
Loss before minority interest.........        (4,532,843)               (6,952,478)          (11,485,321)
Net loss..............................        (4,557,447)               (6,890,011)          (11,447,458)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    INTERIM FINANCIAL INFORMATION

    The accompanying interim financial statements as of June 30, 1999, and for the six months ended June 30, 1998 and 1999, are unaudited and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of the Company's management, the unaudited interim financial statements contain all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation. The results of operations for the interim periods are not necessarily indicative of the results that may be expected for the entire year.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                        U.S. ONLINE COMMUNICATIONS, INC.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

    RESTRICTED CASH

    In connection with a note payable to a bank, the Company is required to maintain a cash account with that bank. The Company must obtain approval from the bank before the cash can be used. As such, the cash balance at this bank is reflected as restricted cash in the accompanying balance sheet.

    SUPPLY INVENTORY

    Supply inventory consists of various service and maintenance items related to the Company's transmission systems and are stated at the lower of cost or market using the first-in, first-out method.

    PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost, and depreciation is computed using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the years ended December 31, 1997 and 1998, was approximately $786,000 and $1,230,000, respectively.

    The Company follows the provisions of Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of." Accordingly, in the event that facts and circumstances indicate that property and equipment or other assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared to the asset's carrying amount to determine if an impairment of such property is necessary. The effect of any impairment would be to expense the difference between the fair value of such property and its carrying value. During the year ended December 31, 1998, the Company determined that the value of certain property under capital lease was impaired and recorded a write-down of approximately $1,172,000 in the accompanying statement of operations.

    Expenditures for repairs and maintenance are charged to expense when incurred. Expenditures for major renewals and betterments, which extend the useful lives of existing equipment, are capitalized and depreciated. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statement of operations.

    The Company leases certain equipment under agreements accounted for as capital leases. The assets under capital leases are recorded at the lesser of the present value of aggregate future minimum lease payments or the fair value of the assets under lease. Assets under capital lease are depreciated over their estimated useful lives as it is management's intent to exercise the bargain purchase options available under the agreements.

    GOODWILL

    Goodwill is related to the purchase of Cable as described in Note 2 and is being amortized on the straight-line method over 10 years. Amortization expense of approximately $224,000 and $302,000 is reflected as a component of depreciation and amortization for the years ended December 31, 1997 and 1998, respectively.

                        U.S. ONLINE COMMUNICATIONS, INC.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

    DEFERRED LOAN COSTS

    Deferred loan costs consist of costs incurred in connection with obtaining debt in 1998. These costs are being amortized using the effective interest method over the term of the related debt. Amortization expense of approximately $666,000 is reflected as a component of interest expense for the year ended December 31, 1998.

    REVENUE RECOGNITION

    Revenue from subscribers is recognized in the period that service is provided. Amounts billed prior to providing services are reflected as deferred revenue. Installation fees are recognized as revenue upon origination of service to subscribers. Costs incurred to obtain subscribers are expensed as incurred.

    INCOME TAXES

    The Company follows the liability method of accounting for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Under this method, deferred assets and liabilities are recorded for future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the underlying assets or liabilities are recovered or settled.

    The LLC was organized as a limited liability company and was classified as a partnership for federal, state and local income tax purposes. The members were responsible for their respective tax liabilities, if any, related to their share of the income and expenses of the LLC.

    COMPREHENSIVE INCOME

    Effective January 1, 1998, the Company adopted the provisions of SFAS No. 130, "Reporting Comprehensive Income." The objective of SFAS No. 130 is to report all changes in equity that result from transactions and economic events other than transactions with owners. There is no difference between net loss and comprehensive loss for the years ended December 31, 1997 and 1998.

    CREDIT RISK AND SIGNIFICANT CUSTOMERS

    The Company's accounts receivable subject the Company to credit risk, as collateral is generally not required. The Company's risk of loss is limited due to advance billings to certain customers for services and the ability to terminate access on delinquent accounts. The large number of customers comprising the customer base mitigates the concentration of credit risk. For the years ended December 31, 1997 and 1998, no customer represented more than 10 percent of the Company's consolidated revenues.

    FINANCIAL INSTRUMENTS

    The carrying amounts of cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate fair value because of the short-term nature of these instruments. The fair value of all long-term debt was estimated by discounting the future cash flows using market interest rates and does not differ significantly from that reflected in the financial statements.

                        U.S. ONLINE COMMUNICATIONS, INC.

4. DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS:

    ACCOUNTS RECEIVABLE

    Accounts receivable consist of the following at December 31, 1998:

Accounts receivable.........................................  $ 577,932
  Less--Allowance for doubtful accounts.....................   (123,802)
                                                              ---------
Accounts receivable, net....................................  $ 454,130
                                                              =========

    Activity in the Company's allowance for doubtful accounts consists of the following:

                                                         FOR THE YEAR ENDED
                                                             DECEMBER 31
                                                        ---------------------
                                                          1997        1998
                                                        ---------   ---------
Balance, beginning of year............................  $  26,871   $  81,362
  Provision for bad debts.............................    196,503     296,370
  Deductions for uncollectible receivables written
    off, net of recoveries............................   (142,012)   (253,930)
                                                        ---------   ---------
    Balance, end of year..............................  $  81,362   $ 123,802
                                                        =========   =========

    PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                   ESTIMATED USEFUL
                                                        LIVES
                                                  DECEMBER 31, 1998
                                                  ------------------
Cable systems...................................          5-10         $ 7,977,516
Telephone switch equipment......................            10           4,425,359
Furniture, fixtures and office equipment........          5-10           1,144,567
Construction in progress........................                         1,095,950
                                                                       -----------
                                                                        14,643,392
Less--Accumulated depreciation                                          (2,578,175)
                                                                       -----------
Property and equipment, net.....................                       $12,065,217
                                                                       ===========

    Capital leases with a net book value of approximately $3,037,000 are included in property and equipment at December 31, 1998.

    GOODWILL

    Goodwill consists of the following at December 31, 1998:

Goodwill....................................................  $3,014,513
  Less--Accumulated amortization............................    (679,012)
                                                              ----------
Goodwill, net...............................................  $2,335,501
                                                              ==========

                        U.S. ONLINE COMMUNICATIONS, INC.

4. DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS: (CONTINUED)

    DEFERRED LOAN COSTS

    Deferred loan costs consist of the following at December 31, 1998:

Deferred loan costs.........................................  $1,152,848
  Less--Accumulated amortization............................    (666,241)
                                                              ----------
Deferred loan costs, net....................................  $  486,607
                                                              ==========

    ACCOUNTS PAYABLE AND ACCRUED EXPENSES

    Accounts payable and accrued expenses consist of the following at December 31, 1998:

Accounts payable, trade.....................................  $2,772,969
Accrued wages and other.....................................     571,133
                                                              ----------
Accounts payable and accrued expenses.......................  $3,344,102
                                                              ==========

5. DEBT:

    Debt consists of the following at December 31, 1998:

Note payable to a bank, principal due October 1998, interest at the bank's prime rate plus 1 percent per annum payable
  quarterly, secured by all assets of the Company,
  guaranteed by a stockholder of the Company................  $ 7,126,830
Note payable to a corporation, principal due March 2001,
  interest at 14 percent per annum payable quarterly,
  unsecured.................................................    1,500,000
                                                              -----------
                                                                8,626,830
    Less--Unamortized discount on the above debt............     (308,000)
                                                              -----------
Capital lease obligations, principal due monthly through
  2003, interest ranging from 10.1 percent to 10.6 percent
  per annum payable monthly, secured by related equipment
  with a net book value of $3,037,000.......................    4,451,507

    Total long-term debt....................................  $12,770,337
                                                              ===========
Note payable to the LLC in connection with the acquisition
  of the assets and liabilities of the LLC, principal due
  the earlier of the Company's initial public offering or in three equal annual installments due March 1999, 2000 and
  2001, respectively, interest at 10 percent per annum
  payable annually, unsecured...............................  $ 3,000,000
Bridge notes payable to stockholders, principal due
  March 1999, interest at 15 percent per annum payable
  quarterly, unsecured......................................    3,250,000
                                                              -----------
                                                                6,250,000
  Less--Unamortized discount on the above debt..............     (270,834)
                                                              -----------
  Total long-term debt, related parties.....................  $ 5,979,166
                                                              ===========

                        U.S. ONLINE COMMUNICATIONS, INC.

5. DEBT: (CONTINUED)

    Each of the note agreements contains warranties and covenants. Default on any warranty or covenant could accelerate the maturity of any borrowings outstanding under the agreements. At December 31, 1998, the Company was in default on each note agreement and the capital lease obligations due to nonpayment of required principal and/or interest. The Company, however, has continued to accrue interest at the stated rate, and such accrued interest is reflected in the accompanying consolidated balance sheet. The notes and accrued interest payable to the bank were paid by USOL upon USOL's acquisition of the Company, and the notes and accrued interest payable to the LLC, the corporation and the stockholders were forgiven immediately before the effectiveness of the acquisition. Since the Company was in default of each note agreement, the related debt has been classified as a current liability in the accompanying consolidated balance sheet; the accompanying consolidated financial statements reflect no other adjustments relating to the default under the note agreements or capital lease obligations.

    In connection with renegotiating the note payable to a bank during 1998, the Company issued a warrant to the bank for the purchase of 75,000 shares of the Company's common stock at $3.75 per share. The warrant was immediately exercisable and has a term of five years. The Company valued this warrant using the Black-Scholes pricing model at $308,000 and reflected it as a discount to the related debt. The entire discount was amortized as interest expense through October 1998, the maturity date of the related debt.

    In connection with the issuance of the note to a corporation in 1998, the Company also issued a warrant to the corporation for the purchase of 100,000 shares of the Company's common stock at $3.75 per share. The warrant was immediately exercisable and has a term of five years. The Company valued this warrant using the Black-Scholes pricing model at approximately $411,000 and reflected it as a discount to the related debt. This discount is being amortized as interest expense over the term of the related debt. Interest expense recognized for the year ended December 31, 1998, was approximately $103,000.

    In 1998, the Company sold 866,667 shares of its common stock for $3,250,000, or $3.75 per share, and issued $3,250,000 in bridge notes to its bridge investors. The estimated fair market value of the common stock on the date of sale was $5.00. Therefore, the Company reflected a discount on the related debt of approximately $1,083,000 for the difference of $1.25 per share between the fair value of the common stock and the price at which it was sold. This discount is being amortized as interest expense over the term of the related debt. Interest expense recognized for the year ended December 31, 1998, was approximately $812,000.

    Following is a detail of the debt discounts:


Balance, December 31, 1997
  Recognition of discounts..................................    1,802,000
  Amortization to interest expense..........................   (1,223,166)
                                                              -----------
Balance, December 31, 1998..................................  $   578,834
                                                              ===========

                        U.S. ONLINE COMMUNICATIONS, INC.

6. COMMITMENTS AND CONTINGENCIES:

    OPERATING LEASES

    The Company has entered into various operating lease agreements for office and warehouse space. Future minimum rental commitments under all non-cancelable operating leases are as follows:

December 31-
    1999....................................................   217,486
    2000....................................................   169,380
    2001....................................................   156,502
    2002....................................................    55,904
    2003....................................................     3,720
  Thereafter................................................    12,400
                                                              --------
                                                              $615,392
                                                              ========

    Rental expense incurred in connection with these leases approximated $170,000 and $154,000 for the years ended December 31, 1997 and 1998, respectively.

    SERVICE AGREEMENTS

    The Company maintains various cancelable and noncancelable service agreements for telecommunications services with several competitive local exchange carriers (CLEC) and one interexchange carrier (IXC) that commit the Company to the CLECs' and IXC's services. These agreements require minimum monthly charges ranging from $400 to $25,000 per month and have terms ranging from one year to five years. Future minimum amounts due under all noncancelable agreements are as follows:

Year ending December 31-
        1999................................................  $  461,474
        2000................................................     444,150
        2001................................................     210,936
        2002................................................      35,271
        2003................................................      30,591
      Thereafter............................................       9,004
                                                              ----------
                                                              $1,191,426
                                                              ==========

    REGULATORY MATTERS

    Franchise cable operators are subject to a wide range of FCC regulations regarding such matters as the rates charged for certain services, transmission of local television broadcast signals, customer service standards/procedures, performance standards and system testing requirements. In addition, the operator's franchise, which can be issued at the municipal, county or state level, typically imposes additional requirements for operation. These relate to such matters as system design and construction, provision of channel capacity and production facilities for public educational and government use and the payment of franchise fees and the provision of other "in kind" benefits to the city.

                        U.S. ONLINE COMMUNICATIONS, INC.

6. COMMITMENTS AND CONTINGENCIES: (CONTINUED)

    The operator of a video distribution system that serves subscribers without using any public right-of-way, referred to generally as a private cable operator, is exempt from the majority of FCC regulations applicable to franchised systems which do use public rights-of-way. Moreover, a state or local government cannot impose a franchise requirement on such operators.

    To remain exempt from extensive FCC regulation and local franchising requirements, the Company intends to confine its video distribution facilities to contiguous private property and obtain programming primarily via satellite master antenna television facilities. The Company intends to rely on 18 GHz microwave links to cross public rights-of-way where necessary and technically feasible. The use of microwave frequencies to transmit video signals across a public right-of-way is not considered a "use" of the right-of-way sufficient to trigger a local franchising requirement or FCC regulation applicable to franchised operators. The Company is considered a private cable operator in all of the markets that it serves.

7. CAPITAL STOCK:

    Stockholders' deficit consists of the following:

                                COMMON STOCK       ADDITIONAL                                      TOTAL
                            --------------------     PAID-IN       DEFERRED     ACCUMULATED    STOCKHOLDERS'
                             SHARES      AMOUNT      CAPITAL     COMPENSATION     DEFICIT         DEFICIT
                            ---------   --------   -----------   ------------   ------------   -------------
Initial capitalization,
  restricted stock
  grant...................    500,000    $  500    $        --     $      --    $         --    $       500
Issuance of stock
  options.................         --        --        618,750      (618,750)             --             --
Accretion of deferred
  compensation............         --        --             --        64,844              --         64,844
Stock options forfeited...         --        --        (12,500)       12,500              --             --
Sale of common stock, net
  of issuance costs of
  $461,321................    866,667       867      2,787,812            --              --      2,788,679
Original issue discount on
  issuance of bridge
  notes...................         --        --      1,083,335            --              --      1,083,335
Issuance of warrants......         --        --      1,039,469            --              --      1,039,469
Acquisition of certain
  assets and liabilities
  of the LLC..............    800,000       800     (3,819,751)           --              --     (3,818,951)
Net loss of the Company
  from inception
  (March 5, 1998) through
  December 31, 1998.......         --        --             --            --      (6,890,011)    (6,890,011)
                            ---------    ------    -----------     ---------    ------------    -----------
Balance, December 31,
  1998....................  2,166,667     2,167      1,697,115      (541,406)     (6,890,011)    (5,732,135)
Accretion of deferred
  compensation
  (unaudited).............         --        --             --        51,563              --         51,563
Net loss (unaudited)......         --        --             --            --      (3,448,992)    (3,448,992)
                            ---------    ------    -----------     ---------    ------------    -----------
Balance, June 30, 1999
  (unaudited).............  2,166,667    $2,167    $ 1,697,115     $(489,843)   $(10,339,003)   $(9,129,564)
                            =========    ======    ===========     =========    ============    ===========

                        U.S. ONLINE COMMUNICATIONS, INC.

7. CAPITAL STOCK: (CONTINUED)

    PREFERRED STOCK

    The Company has one million shares of $.001 par value preferred stock authorized, none of which is issued and outstanding. The board of directors has the authority to issue the preferred stock in series and designate the rights and preferences of each series.

    COMMON STOCK

    The Company has 20 million shares of $.001 par value common stock authorized. Holders of common stock are entitled to receive dividends when declared by the board of directors. Upon liquidation, holders are entitled to share pro rata in any distribution to such holders following payment to creditors. Holders have one vote per share and have no cumulative voting or preemptive rights.

    RESTRICTED STOCK AWARDS

    The Company adopted the 1998 Restricted Stock Award Plan (the Stock Plan) in March 1998, to provide incentives to attract and retain highly competent persons as officers and key employees. Under the Stock Plan, the Company can issue up to 500,000 shares of common stock to key employees designated by the board of directors, with the Company generally having a right to repurchase nonvested (restricted) shares at a price of $.001 per share upon termination of the employee. Restricted shares may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, unless they have been offered to the Company for repurchase.

    The Company awarded all 500,000 shares issuable under the Stock Plan in March 1998, of which 120,000 were fully vested and are no longer subject to repurchase by the Company. The remaining shares are subject to a three-year vesting period based on the anniversary of the date of grant. At December 31, 1998, 120,000 shares were fully vested.

    Also, in March 1998, each employee who received an award, entered into a shareholder agreement with the majority member of the LLC which provided the majority member the right to purchase the shares at $.001 per share, if the Company failed to complete an initial public offering on or before September 30, 1998. In addition, each employee gave his voting right to the majority member until such time as the shareholder agreement is terminated or amended.

    Due to the shareholder agreement, there is no certainty as to the number of shares the employees will ultimately receive and, as such, the Company has treated the award of 500,000 shares as a variable award under the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). The Company will record a charge when the number of shares the employees will receive is known. In connection with the USOL transaction described in Note 1, management believes that these awards have no value.

    STOCK OPTIONS

    The Company adopted the 1998 Non-Qualified Stock Option and Incentive Stock Option Plan (the Option Plan) in March 1998. The Option Plan allows up to one million options to be granted to eligible participants for the purchase of common stock. Options granted are either incentive stock options or nonstatutory stock options and are exercisable within the times or upon the events determined by the board of directors as specified in each option agreement. Incentive stock options

                        U.S. ONLINE COMMUNICATIONS, INC.

7. CAPITAL STOCK: (CONTINUED)

granted under the Option Plan are not to have exercise prices less than the fair value of the Company's common stock on the date of grant. Nonstatutory options can have exercise prices not less than 85 percent of the fair value of the Company's common stock on the date of grant. Incentive stock options granted to a 10 percent stockholder shall not be less than 110 percent of the fair market value of the Company's common stock on the date of grant. Options granted have a life of ten years and generally vest over a period of six years. The vesting can be subject to acceleration upon the occurrence of specified performance criteria and are immediately exercisable upon the occurrence of certain events including a merger, acquisition or change in control. The Company has reserved one million shares of common stock for issuance under the Option Plan.

    The Company applies APB 25 and related interpretations in accounting for the Option Plan. Accordingly, no compensation cost is recognized for grants of options with exercise prices equal to or above the fair value of the Company's common stock on the date of grant. Compensation cost is recognized for grants of options with exercise prices less than the fair value and is computed as the difference between the fair value on the date of grant and the exercise price. During 1998, the Company granted options for the purchase of 495,000 shares of the Company's common stock at $3.75 per share. These shares vest in 2004, but vesting can be accelerated if certain performance criteria are met. Such criteria were not met during 1998. On the date of grant, the fair value of the common stock was estimated to be $5.00 per share, therefore, the Company recorded deferred compensation of approximately $619,000 and is amortizing this amount to selling, general and administrative expense over the vesting period. The Company reflected approximately $67,000 in compensation expense related to these options for the year ended December 31, 1998.

    Had compensation cost for the stock option grant been determined based on their fair value at the grant date consistent with the method prescribed by SFAS No. 123, "Accounting for Stock-Based Compensation," the Company's net loss for the year ended December 31, 1998, would have been increased to the pro forma amount indicated below:

Net loss--
  As reported........................              $(11,447,458)
  Pro forma..........................               (13,428,737)

    As of December 31, 1998, the fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used:

Dividend yield.......................                       --%
Expected volatility..................                    95.00%
Risk-free interest rate..............                     5.10%
Expected life........................              6.75 years

                        U.S. ONLINE COMMUNICATIONS, INC.

7. CAPITAL STOCK: (CONTINUED)

    A summary of the status of the Company's stock option plan is presented below as of and for the year ended December 31, 1998:

                                                                           WEIGHTED
                                                                           AVERAGE
                                                                           EXERCISE
                                                                SHARES      PRICE
                                                              ----------   --------
Outstanding, beginning of year..............................          --    $  --
  Granted...................................................     495,000     3.75
  Exercised.................................................          --       --
  Forfeited.................................................     (10,000)    3.75
                                                              ----------
Outstanding, end of year....................................     485,000     3.75
                                                              ==========
Options exercisable at year-end.............................          --
Weighted average fair value of options granted during the
  year......................................................       $4.22
Weighted average remaining contractual life.................  9.25 years

    As a result of the USOL transaction discussed in Note 1, management believes that these awards have no value.

    WARRANTS

    As discussed in Note 5, the Company issued warrants in 1998 in connection with two debt obligations to purchase 175,000 shares of the Company's common stock at $3.75 per share.

    The Company also issued a warrant in 1998 to purchase 78,054 shares of common stock at $3.75 per share to a corporation for professional services rendered in connection with obtaining the bridge notes. The Company valued this warrant using the Black-Scholes pricing model at approximately $320,000 and reflected it as a component of deferred loan costs.

    Each of these warrants is currently exercisable and has a term of five years. As a result of the USOL transaction discussed in Note 1, management believes that these awards have no value.

8. INCOME TAXES:

    As discussed in Note 3, the LLC was organized as a limited liability company and was classified as a partnership for federal, state and local income tax purposes. The members were responsible for their respective tax liabilities, if any, related to their share of the income and expenses of the LLC. As such, no tax provision is reflected in the accompanying statement of operations for the year ended December 31, 1997, nor for the LLC's results of operations from January 1, 1998, through July 21, 1998. See Note 2.

    For the period from inception (March 5, 1998) through December 31, 1998, the Company has generated losses and, therefore, has not been subject to federal income taxes. The Company's deferred tax asset at December 31, 1998, of approximately $2,404,000 consists primarily of its net operating loss carryforward which expires in 2018. Since there is no assurance of future taxable income, a valuation allowance has been established to fully offset the deferred tax asset at December 31, 1998.

                        U.S. ONLINE COMMUNICATIONS, INC.

9. RELATED-PARTY TRANSACTIONS:

    During 1997 and prior years, the LLC entered into various note agreements with one of its members to provide operating capital. Interest was payable at prime, plus 2 percent compounded annually. For the years ended December 31, 1997 and 1998, the accompanying statements of operations reflect interest expense of approximately $1,650,000 and $968,000, respectively, related to these note obligations of the LLC. The notes and related accrued interest were not acquired by the Company. See Note 2. During 1998, the Company entered into note agreements with the LLC and its bridge investors. See Note 5.

    The LLC entered into a guaranty and subordination agreement with one of its members whereby the member guaranteed the note payable to a bank and agreed that amounts due him were subordinate to the note payable to the bank. Under the terms of the agreement, the LLC was charged a fee of .125 percent of the average daily outstanding balance of the note payable to a bank and 6 percent of the total of the principal and interest due to the member under the note agreements discussed above. For the years ended December 31, 1997 and 1998, the accompanying statements of operations reflect interest expense of approximately $858,000 and $63,000, respectively, related to this agreement. The unpaid guarantee and subordination fees were not acquired by the Company, however, the guarantee and related fee remain in effect.

    A company controlled by the majority member of the LLC provided management, administrative and consulting services to the LLC. For the years ended
December 31, 1997 and 1998, the Company was charged approximately $200,000 and $111,000, respectively, for these services. The Company no longer received these services subsequent to March 31, 1998.

    An officer of the Company has a beneficial ownership interest in two apartment complexes served by the Company. The properties are owned by separate limited partnerships in which the officer is the general partner of one and a limited partner in the other. Both properties are managed by a company, which is partially owned by the officer. For the years ended December 31, 1997 and 1998, revenues from these two properties were approximately $64,000 and $74,000, respectively.

    During 1997 and part of 1998, the Company leased its corporate office space from a limited partnership in which an officer of the Company was both the general partner and a limited partner. The Company subleased a portion of the space to another entity partially owned by the officer. For the years ended December 31, 1997 and 1998, net lease expense reflected in the accompanying statements of operations was approximately $49,000 and $18,000, respectively.

10. SEGMENT DISCLOSURE:

    The Company operates in a single industry segment, telecommunications. The Company provides integrated telephony and cable services to residents of multifamily apartments and condominiums. The Company's management team monitors the Company's products and services according to the following categories:

    - Local telephone--Local dial tone with enhanced calling features that provide incoming and outgoing calls over the public switched network.

    - Long distance telephone--Services include all originating minutes for calls placed outside the local calling area, including those generated from calling cards.

    - Video--Basic, expanded basic and premium cable television services.

                        U.S. ONLINE COMMUNICATIONS, INC.

10. SEGMENT DISCLOSURE: (CONTINUED)

    The revenues generated by these products and services were as follows:

                                                  FOR THE YEAR ENDED      FOR THE SIX MONTHS ENDED
                                                      DECEMBER 31                  JUNE 30
                                                -----------------------   -------------------------
                                                   1997         1998         1998          1999
                                                ----------   ----------   -----------   -----------
                                                                                 (UNAUDITED)
Local telephone...............................  $  347,053   $  766,490   $  349,618    $  460,626
Long distance telephone.......................     358,140    1,041,496      484,725       541,013
Video.........................................   1,888,279    3,081,756    1,421,643     1,677,411
Other.........................................     127,821      218,483       88,979       152,029
                                                ----------   ----------   ----------    ----------
                                                $2,721,293   $5,108,225   $2,344,965    $2,831,079
                                                ==========   ==========   ==========    ==========

    The direct costs included in operating expense associated with these products and services were as follows:

                                                  FOR THE YEAR ENDED      FOR THE SIX MONTHS ENDED
                                                      DECEMBER 31                  JUNE 30
                                                -----------------------   -------------------------
                                                   1997         1998         1998          1999
                                                ----------   ----------   -----------   -----------
                                                                                 (UNAUDITED)
Local telephone...............................  $  761,747   $  716,248   $  378,917    $  364,894
Long distance telephone.......................     178,456      793,936      360,680       367,702
Video.........................................     605,288    1,034,364      478,533       613,208
                                                ----------   ----------   ----------    ----------
                                                $1,545,491   $2,544,548   $1,218,130    $1,345,804
                                                ==========   ==========   ==========    ==========

    There are a number of shared expenses incurred related to managing the different revenue streams. Management believes that any allocation of these expenses would be impractical and arbitrary, and management does not currently make such allocations internally.

                         FIRSTLINK COMMUNICATIONS, INC.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL INFORMATION

    The following unaudited pro forma condensed consolidated financial information is presented to give effect to (i) the acquisition of substantially all of the assets and certain liabilities of U.S. OnLine Communications, Inc. ("US Online") by USOL Holdings, Inc. ("USOL") on July 21, 1999, (ii) the purchase of certain assets, primarily contract rights, from GMAC Commercial Mortgage Corporation ("GMACCM"), and (iii) the proposed merger of FirstLink Communications, Inc. ("FirstLink") and USOL. The unaudited pro forma consolidated condensed balance sheet as of June 30, 1999, and the unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1998, and the six months ended June 30, 1999, are based on the individual balance sheets and statements of operations of USOL, US Online and FirstLink appearing elsewhere in this Proxy Statement.

    On July 21, 1999, USOL acquired the assets and certain liabilities of US Online in exchange for 750,000 shares of USOL common stock, warrants to purchase 1,500,000 shares of USOL common stock at $5.50 per share and approximately $845,000 in cash. The acquisition was accounted for under the purchase method of accounting.

    In connection with the proposed merger, FirstLink will exchange 3,175,000 shares of its common stock and 1,480,000 shares of preferred stock for an equal number of shares of USOL common and preferred stock. FirstLink will also assume the three-year, $3,674,000 note underlying 2,000,000 shares of USOL common stock. Additionally, FirstLink will issue USOL shareholders 2,084,000 warrants to purchase common stock (1,500,000 at $5.50 per share, 86,000 at $4.00 per share, 86,000 at $6.00 per share, and 412,000 at $2.00 per share) and will exchange stock options to acquire 1,910,000 shares of the Company's common stock at prices ranging from $1 to $5.50 per share for identical USOL stock options.

    The issuance of the shares will result in the USOL shareholders owning approximately 84% of the voting securities of FirstLink. Also, USOL will nominate a controlling number of seats on FirstLink's board of directors and the officers of USOL will retain their positions after the merger. As the stockholders, directors and officers of USOL will hold the controlling interest in FirstLink, this merger will be accounted for as a reverse acquisition under the purchase method of accounting. A reverse acquisition occurs when the legal acquirer (FirstLink) is deemed not to be the accounting acquirer. In these cases, the legal form of the transaction is ignored, and the target company
(USOL) is treated as the acquiring company for financial reporting purposes.

    The pro forma financial information is provided for comparative purposes only and does not purport to be indicative of the results that actually would have been obtained if the events set forth above had been effected on the dates indicated or of the results that may be obtained in the future. The pro forma financial statements are based on preliminary estimates of values and transaction costs. The actual recording of the transactions will be based on the final appraisals, values and transaction costs. Accordingly, the actual recording of the transactions can be expected to differ from these pro forma financial statements.

    The unaudited pro forma condensed consolidated balance sheet assumes that the merger was consummated on June 30, 1999. The unaudited pro forma condensed statements of operations reflect the consolidation of the results of operations of FirstLink and USOL for the year ended December 31, 1998, and the six months ended June 30, 1999, as if the merger had been consummated on January 1, 1998

                         FIRSTLINK COMMUNICATIONS, INC.
                            PRO FORMA BALANCE SHEET
                              AS OF JUNE 30, 1999
                                  (UNAUDITED)

                                                         USOL       U.S. ONLINE       PRO FORMA             PRO FORMA
                                                       HOLDINGS   COMMUNICATIONS    ADJUSTMENTS(1)         PRE-MERGER    FIRSTLINK
                                                       --------   ---------------   --------------         -----------   ----------
CURRENT ASSETS
  Cash and cash equivalents.........................     $425       $ 1,212,856      $37,000,000      A    $19,648,283   $1,417,276
                                                                                      (3,874,449)     B
                                                                                      (9,830,106)     D
                                                                                      (1,516,443)     E
                                                                                        (845,000)     F
                                                                                           1,000      H
                                                                                      (2,500,000)     I
Restricted cash.....................................       --           144,495               --              144,495            --
Investment securities...............................       --                --               --                   --     2,090,125
Accounts receivable.................................       --           289,545               --              289,545       119,297
Note receivable from U.S. Online Communications.....       --                --               --                   --       510,000
Other receivables...................................                                                                          7,425
Supply inventory....................................                    292,932                               292,932
Prepaids and other current assets...................                    107,792                               107,792        47,633
                                                         ----       -----------      -----------           -----------   ----------
  Total current assets..............................      425         2,047,620       18,435,002           20,483,047     4,191,756
                                                         ----       -----------      -----------           -----------   ----------
PROPERTY AND EQUIPMENT, NET.........................                 11,835,192                            11,835,192     1,200,489

OTHER ASSETS........................................       --         2,861,294        1,284,449      B    10,163,907        77,802
                                                                                      (2,861,294)     C
                                                                                       2,365,858      C
                                                                                         845,000      F
                                                                                       2,824,800      G
                                                                                       2,843,800      I
                                                         ----       -----------      -----------           -----------   ----------
  Total assets......................................     $425       $16,744,106      $25,737,615           $42,482,146   $5,470,047
                                                         ====       ===========      ===========           ===========   ==========

                                                        PRO FORMA
                                                      ADJUSTMENTS(2)          PRO FORMA
                                                      --------------         -----------
CURRENT ASSETS
  Cash and cash equivalents.........................   $   510,000      K    $21,575,559

Restricted cash.....................................            --               144,495
Investment securities...............................                           2,090,125
Accounts receivable.................................                             408,842
Note receivable from U.S. Online Communications.....      (510,000)     K             --
Other receivables...................................                               7,425
Supply inventory....................................                             292,932
Prepaids and other current assets...................                             155,425
                                                       -----------           -----------
  Total current assets..............................            --            24,674,803
                                                       -----------           -----------
PROPERTY AND EQUIPMENT, NET.........................                          13,035,681
OTHER ASSETS........................................    16,728,232      O     26,969,941

                                                       -----------           -----------
  Total assets......................................   $16,728,232           $64,680,425
                                                       ===========           ===========

------------------------------

(1) Pro Forma adjustments related to the financing of USOL Holdings, Inc. on July 21, 1999, and the acquisition of the assets and certain liabilities of U.S. Online Communications, Inc.

(2) Pro Forma adjustments related to the merger of FirstLink and USOL.

     See accompanying notes to the unaudited pro forma condensed financial information.

                         FIRSTLINK COMMUNICATIONS, INC.
                            PRO FORMA BALANCE SHEET
                              AS OF JUNE 30, 1999
                                  (UNAUDITED)

                                        USOL        U.S. ONLINE       PRO FORMA                  PRO FORMA
                                      HOLDINGS    COMMUNICATIONS    ADJUSTMENTS(1)              PRE-MERGER     FIRSTLINK
                                      ---------   ---------------   --------------              -----------   -----------
CURRENT LIABILITIES
  Accounts payable and accrued
    expenses.......................   $      --    $  4,872,431      $ (1,875,000)    C         $1,915,053    $   309,433
                                                                       (1,040,935)    D
                                                                          (41,443)    E
  Current portion of capital lease
    obligations....................                                       608,892     J            608,892         66,882
  Current portion of long term
    debt...........................                  12,682,343        (8,789,171)    D
                                                                       (1,500,000)    C
                                                                       (2,393,172)    J
  Current portion of long-term
    debt, related parties..........                   6,250,000        (6,250,000)    C
  Short term notes payable.........                   1,475,000        (1,475,000)    E
  Deferred revenue.................                     357,483                                    357,483
                                      ---------    ------------      ------------               -----------   -----------
    Total current liabilities......                  25,637,257       (22,755,829)               2,881,428        376,315
                                      ---------    ------------      ------------               -----------   -----------
LONG TERM DEBT
  Capital lease obligations, less
    current portion................                                     1,784,280     J          1,784,280        142,778
                                      ---------    ------------      ------------               -----------   -----------
    Total long term debt...........                                     1,784,280                1,784,280        142,778
                                      ---------    ------------      ------------               -----------   -----------
MINORITY INTEREST..................                     236,413                                    236,413
STOCKHOLDERS' EQUITY
Preferred stock....................                                    37,000,000     A         34,410,000
                                                                       (2,590,000)    B
Common stock.......................         425           2,167            (2,167)    C              3,175      8,515,209
                                                                              750     G
                                                                            2,000     H
  Additional paid in capital.......     849,575       1,697,115        (1,697,115)    C          7,690,425
                                                                        2,824,050     G
                                                                        3,998,000     H
                                                                         (325,000)    H
                                                                          343,800     I
Stock subscription receivable......                                    (3,674,000)    H         (3,674,000)
Deferred compensation..............                    (489,843)          489,843     C
Retained deficit...................    (849,575)    (10,339,003)       10,339,003     C           (849,575)    (3,564,255)
                                      ---------    ------------      ------------               -----------   -----------
    Total stockholders equity......         425      (9,129,564)       46,709,164               37,580,025      4,950,954
                                      ---------    ------------      ------------               -----------   -----------
    Total liabilities and
      stockholders equity..........   $     425    $ 16,744,106      $ 25,737,615               $42,482,146   $ 5,470,047
                                      =========    ============      ============               ===========   ===========

                                       PRO FORMA
                                     ADJUSTMENTS(2)               PRO FORMA
                                     --------------              -----------
CURRENT LIABILITIES
  Accounts payable and accrued
    expenses.......................   $         --               $ 2,224,486

  Current portion of capital lease
    obligations....................                                  675,774
  Current portion of long term
    debt...........................

  Current portion of long-term
    debt, related parties..........
  Short term notes payable.........
  Deferred revenue.................                                  357,483
                                      ------------               -----------
    Total current liabilities......                                3,257,743
                                      ------------               -----------
LONG TERM DEBT
  Capital lease obligations, less
    current portion................                                1,927,058
                                      ------------               -----------
    Total long term debt...........                                1,927,058
                                      ------------               -----------
MINORITY INTEREST..................                                  236,413
STOCKHOLDERS' EQUITY
Preferred stock....................     34,410,000     L          34,410,000
                                       (34,410,000)    L
Common stock.......................         (3,175)    N          29,372,786
                                         7,690,425     P
                                             3,175     N
                                        16,728,232     O
                                        (3,564,255)    M
  Additional paid in capital.......     (7,690,425)    P

Stock subscription receivable......                               (3,674,000)
Deferred compensation..............
Retained deficit...................      3,564,255     M            (849,575)
                                      ------------               -----------
    Total stockholders equity......     16,728,232                59,259,211
                                      ------------               -----------
    Total liabilities and
      stockholders equity..........   $ 16,728,232               $64,680,425
                                      ============               ===========

------------------------------
(1) Pro Forma adjustments related to the financing of USOL Holdings, Inc. on July 21, 1999, and the acquisition of the assets and certain liabilities of U.S. Online Communications, Inc.

(2) Pro Forma adjustments related to the merger of FirstLink and USOL.

     See accompanying notes to the unaudited pro forma condensed financial information.

                         FIRSTLINK COMMUNICATIONS, INC.
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                          U.S. ONLINE       PRO FORMA       PRO FORMA
                                                       USOL HOLDINGS    COMMUNICATIONS    ADJUSTMENTS(1)    PRE-MERGER
                                                       --------------   ---------------   --------------   ------------
REVENUE..............................................     $              $  5,108,225      $               $  5,108,225
                                                          --------       ------------      -----------     ------------
EXPENSES:
Operating............................................                       4,469,879                         4,469,879
Selling, General and Administrative..................                       4,454,102           29,240W       4,483,342
Depreciation and amortization........................                       1,532,351        1,050,771Q       2,583,122
Write down of property and equipment.................                       1,172,468                         1,172,468
                                                          --------       ------------      -----------     ------------
Total Expenses.......................................                      11,628,800        1,080,011       12,708,811
                                                          --------       ------------      -----------     ------------
Operating loss.......................................                      (6,520,575)      (1,080,011)      (7,600,586)
                                                          --------       ------------      -----------     ------------
OTHER (INCOME) EXPENSE:
Interest, net........................................                       4,772,896       (4,406,328)S        182,868
                                                                                              (183,700)V
Gain on disposition of property and equipment, net...                         (26,378)                          (26,378)
Other................................................                         218,228                           218,228
                                                          --------       ------------      -----------     ------------
                                                                            4,964,746       (4,590,028)         374,718
                                                          --------       ------------      -----------     ------------
LOSS BEFORE MINORITY INTEREST........................                     (11,485,321)       3,510,017       (7,975,304)
MINORITY INTEREST IN LOSS OF SUBSIDIARY..............                          37,863                            37,863
                                                          --------       ------------      -----------     ------------
Net loss.............................................                     (11,447,458)       3,510,017       (7,937,441)
PREFERRED STOCK DIVIDENDS............................                                       (4,440,000)R     (4,440,000)
                                                          --------       ------------      -----------     ------------
Loss attributable to common shareholders.............     $              $(11,447,458)     $  (929,983)    $(12,377,441)
                                                          ========       ============      ===========     ============
PER SHARE AMOUNTS:
Basic and diluted loss per common share..............
Basic and diluted weighted average common shares.....

                                                                       PRO FORMA
                                                        FIRSTLINK    ADJUSTMENTS(2)    PRO FORMA
                                                       -----------   --------------   ------------
REVENUE..............................................  $ 1,246,011     $              $  6,354,236
                                                       -----------     ----------     ------------
EXPENSES:
Operating............................................      968,115                       5,437,994
Selling, General and Administrative..................    1,772,421                       6,255,763
Depreciation and amortization........................      103,148        297,726Q       2,983,996
Write down of property and equipment.................                                    1,172,468
                                                       -----------     ----------     ------------
Total Expenses.......................................    2,843,684        297,726       15,850,221
                                                       -----------     ----------     ------------
Operating loss.......................................   (1,597,673)      (297,726)      (9,495,985)
                                                       -----------     ----------     ------------
OTHER (INCOME) EXPENSE:
Interest, net........................................       96,998                         279,866

Gain on disposition of property and equipment, net...                                      (26,378)
Other................................................      139,303                         357,531
                                                       -----------     ----------     ------------
                                                           236,301                         611,019
                                                       -----------     ----------     ------------
LOSS BEFORE MINORITY INTEREST........................   (1,833,974)      (297,726)     (10,107,004)
MINORITY INTEREST IN LOSS OF SUBSIDIARY..............                                       37,863
                                                       -----------     ----------     ------------
Net loss.............................................   (1,833,974)      (297,726)     (10,069,141)
PREFERRED STOCK DIVIDENDS............................                   4,440,000T      (4,440,000)
                                                                       (4,440,000)T
                                                       -----------     ----------     ------------
Loss attributable to common shareholders.............  $(1,833,974)    $ (297,726)    $(14,509,141)
                                                       ===========     ==========     ============
PER SHARE AMOUNTS:
Basic and diluted loss per common share..............  $     (0.68)                   $      (2.46)
                                                       ===========                    ============
Basic and diluted weighted average common shares.....    2,716,867      3,175,000U       5,891,867
                                                       ===========                    ============

------------------------------

(1) Pro Forma adjustments related to the financing of USOL Holdings, Inc. on July 21, 1999, and the acquisition of the assets and certain liabilities of U.S. Online Communications, Inc.

(2) Pro Forma adjustments related to the merger of FirstLink and USOL.

     See accompanying notes to the unaudited pro forma condensed financial information.

                         FIRSTLINK COMMUNICATIONS, INC.
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                             U.S. ONLINE       PRO FORMA       PRO FORMA
                                                          USOL HOLDINGS    COMMUNICATIONS    ADJUSTMENTS(1)   PRE-MERGER
                                                          --------------   ---------------   --------------   -----------
REVENUE.................................................    $                $ 2,831,079      $               $2,831,079
                                                            ---------        -----------      -----------     -----------
EXPENSES:
Operating...............................................                       2,100,739                       2,100,739
Selling, General and Administrative.....................                       1,554,807           14,620W     1,569,427
Depreciation and amortization...........................                         826,298          525,385Q     1,351,683
Stock compensation expense..............................      849,575                                            849,575
                                                            ---------        -----------      -----------     -----------
Total Expenses..........................................      849,575          4,481,844          540,005      5,871,424
                                                            ---------        -----------      -----------     -----------
Operating loss..........................................     (849,575)        (1,650,765)        (540,005)    (3,040,345)
                                                            ---------        -----------      -----------     -----------
OTHER (INCOME) EXPENSE:
Interest, net...........................................                       1,722,942       (1,607,173)S       23,919
Gain on disposition of property and equipment, net......                                          (91,850)V
Other...................................................                          72,871                          72,871
                                                            ---------        -----------      -----------     -----------
                                                                               1,795,813       (1,699,023)        96,790
                                                            ---------        -----------      -----------     -----------
LOSS BEFORE MINORITY INTEREST...........................     (849,575)        (3,446,578)       1,159,018     (3,137,135)
MINORITY INTEREST IN LOSS OF SUBSIDIARY.................                          (2,414)                         (2,414)
                                                            ---------        -----------      -----------     -----------
Net loss................................................     (849,575)        (3,448,992)       1,159,018     (3,139,549)
PREFERRED STOCK DIVIDENDS...............................                                       (2,220,000)R   (2,220,000)
                                                            ---------        -----------      -----------     -----------
Loss attributable to common shareholders................    $(849,575)       $(3,448,992)     $(1,060,982)    $(5,359,549)
                                                            =========        ===========      ===========     ===========
PER SHARE AMOUNTS:
Basic and diluted loss per common share.................
Basic and diluted weighted average common shares........

                                                                         PRO FORMA
                                                          FIRSTLINK    ADJUSTMENTS(2)    PRO FORMA
                                                          ----------   --------------   -----------
REVENUE.................................................  $  676,415    $               $ 3,507,494
                                                          ----------    -----------     -----------
EXPENSES:
Operating...............................................     538,075                      2,638,814
Selling, General and Administrative.....................     827,813                      2,397,240
Depreciation and amortization...........................     114,453        148,863Q      1,614,999
Stock compensation expense..............................                                    849,575
                                                          ----------    -----------     -----------
Total Expenses..........................................   1,480,341        148,863       7,500,628
                                                          ----------    -----------     -----------
Operating loss..........................................    (803,926)      (148,863)     (3,993,134)
                                                          ----------    -----------     -----------
OTHER (INCOME) EXPENSE:
Interest, net...........................................     (55,724)                       (31,805)
Gain on disposition of property and equipment, net......
Other...................................................       5,986                         78,857
                                                          ----------    -----------     -----------
                                                             (49,738)                        47,052
                                                          ----------    -----------     -----------
LOSS BEFORE MINORITY INTEREST...........................    (754,188)      (148,863)     (4,040,186)
MINORITY INTEREST IN LOSS OF SUBSIDIARY.................                                     (2,414)
                                                          ----------    -----------     -----------
Net loss................................................    (754,188)      (148,863)     (4,042,600)
PREFERRED STOCK DIVIDENDS...............................                  2,220,000T     (2,220,000)
                                                                         (2,220,000)T
                                                          ----------    -----------     -----------
Loss attributable to common shareholders................  $ (754,188)   $  (148,863)    $(6,262,600)
                                                          ==========    ===========     ===========
PER SHARE AMOUNTS:
Basic and diluted loss per common share.................  $    (0.21)                   $     (0.92)
                                                          ==========                    ===========
Basic and diluted weighted average common shares........   3,599,102      3,175,000U      6,774,102
                                                          ==========                    ===========

------------------------------

(1) Pro Forma adjustments related to the financing of USOL Holdings, Inc. on July 21, 1999, and the acquisition of the assets and certain liabilities of U.S. Online Communications, Inc.

(2) Pro Forma adjustments related to the merger of FirstLink and USOL.

     See accompanying notes to the unaudited pro forma condensed financial information.

                         FIRSTLINK COMMUNICATIONS, INC.

            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL INFORMATION

    The unaudited pro forma condensed consolidated financial information is based on the following adjustments and related assumptions. The actual purchase accounting adjustments will be made on the basis of appraisal and evaluation as of the date of consummation of the merger and, therefore, will differ from those reflected in the unaudited pro forma condensed financial information. The Company believes that the actual adjustments, in the aggregate, will not be materially different from those herein.

    On July 21, 1999, USOL issued 1,480,000 shares of its preferred stock for $37 million ($25 per share) in cash to various parties, convertible into common stock on a 12 1/2 to 1 basis at $2 per share. Further, USOL issued 2 million shares of common stock in exchange for notes receivable totaling $3,674,000 and $1,000 in cash. USOL also issued a warrant to acquire 259,000 shares of common stock at $2 to $6 per share as advance compensation for services to be rendered. On July 21, 1999, USOL acquired substantially all of the assets and certain liabilities of US Online. Pursuant to the transaction, USOL issued 750,000 shares of common stock with a fair market value of $2 per share, issued warrants to acquire 1,500,000 shares of common stock at $5.50 per share, paid $845,000 in cash and assumed certain liabilities. Additionally, on July 21, 1999, USOL purchased certain assets, primarily contract rights, from GMAC Commercial Mortgage Corporation ("GMACCM"). All adjustments necessary to reflect the acquisition of US Online and the certain assets acquired from GMACCM by USOL have been made as if that transaction had occurred by the dates previously described in the introduction to the unaudited pro forma condensed consolidated financial information

PRO FORMA ADJUSTMENTS

A. To reflect the sale by USOL of 1,480,000 shares of preferred stock for $37 million.

B. To reflect the closing costs of $2,590,000 and $1,284,449 paid by USOL associated with the preferred stock and acquisition transactions, respectively.

C. To eliminate the US Online equity accounts as well as the assets and liabilities not assumed by USOL as follows:


 -          Assets not purchased
              Goodwill, deferred loan costs and other intangibles.......  $ 2,861,294

 -          Liabilities not assumed:
              Accounts payable and accrued expenses.....................   (1,875,000)
              Current portion of long-term debt.........................   (1,500,000)
              Current portion of long-term debt, related parties........   (6,250,000)

 -          Elimination of stockholders' equity
              Common stock..............................................       (2,167)
              Additional paid in capital................................   (1,697,115)
              Deferred compensation.....................................      489,843
              Retained deficit..........................................   10,339,003
                                                                          -----------
                                                                          $ 2,365,858
                                                                          ===========

D. To reflect the payments made by USOL of certain long-term debt and accrued interest thereon concurrent with their assumption from US Online.

                         FIRSTLINK COMMUNICATIONS, INC.

            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL INFORMATION (CONTINUED)

E. To reflect the payments made by USOL of the short term notes payable and accrued interest thereon concurrent with their assumption from US Online.

F.  To reflect the payment of approximately $845,000 to US Online by USOL.

G. To record the issuance of 750,000 shares of $.001 par value common stock by USOL to US Online with an estimated fair market value of $1,500,000, and to record the value of the warrants to acquire 1,500,000 shares of common stock at $5.50 per share, as determined by using the Black Scholes pricing model, of $1,324,800.

H. To reflect the 2 million shares of $.001 par value common stock issued by USOL under a $3,674,000 note receivable and $1,000 in cash. As the fair market value of the common stock was $4 million, the $325,000 difference has been reflected as a stock offering cost. The note receivable is reflected as a reduction in paid in capital.

I. To reflect the $2.5 million paid by USOL to GMACCM for the acquisition of certain assets, and to record the value of the warrants to acquire 325,000 shares of common stock at $2.00 per share, using the Black Scholes pricing model, of $343,800.

J. To reclassify US Online's capital leases to current and long-term status after being brought current with the payment in adjustment "D" above.

K. To reflect the payment of FirstLink's short-term note receivable from US Online in adjustment "E" above.

L. To reflect the issuance by FirstLink of 1,480,000 shares of preferred stock in exchange for the outstanding preferred stock of USOL.

M. To eliminate the retained deficit of FirstLink.

N. To reflect the issuance by FirstLink of 3,175,000 shares of no par common stock in exchange for the common stock of USOL.

O. To record the step-up of FirstLink assets to estimated fair market value. FirstLink determined fair market value by using the average price of FirstLink's publicly traded common stock (estimated to be $5.25 per share) at the transaction date:

FirstLink Common Stock......................................  $18,981,989
FirstLink Stock Options.....................................    1,017,704
FirstLink Stock Purchase Warrants...........................    1,679,493
                                                              -----------
                                                               21,679,186
Less FirstLink net Assets...................................   (4,950,954)
                                                              -----------
                                                              $16,728,232
                                                              ===========

P.  To eliminate the pre-merger pro forma additional paid in capital of USOL.

Q. To record amortization of goodwill and other assets over ten and five years, respectively.

R. To record dividends on the preferred shares at the stated rate of 12% per annum.

S. To eliminate interest expense on debt instruments that were either paid concurrent with the acquisition or not assumed by USOL in connection with the acquisition of US Online.

                         FIRSTLINK COMMUNICATIONS, INC.

            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL INFORMATION (CONTINUED)

T. To record dividends on the FirstLink preferred shares and eliminate the dividends on the USOL preferred shares.

U. To reflect the shares of common stock issued by FirstLink in connection with the merger. Conversion of the preferred shares, stock options and warrants issued in connection with the merger is not assumed, as the impact is anti-dilutive to loss per common share.

V. To record the interest income on the $3,674,000 note described in adjustment "H" above.

W. To record the estimated compensation expense associated with the services to be provided by the holder of the warrant to acquire 259,000 shares of common stock at prices ranging from $2 to $6 per share. Using the Black-Scholes pricing model, deferred stock compensation expense of $146,200 will be recorded. The compensation will be amortized over five years, as this approximates the period over which the services will be provided.

                                                                      APPENDIX A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                               AND REORGANIZATION

                           DATED AS OF JULY 21, 1999

                                 BY AND BETWEEN

                         FIRSTLINK COMMUNICATIONS, INC.

                                      AND

                              USOL HOLDINGS, INC.

----------------------------------------------------------------------
----------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE/SECTION                                   HEADING                               PAGE
---------------                                   -------                             --------
ARTICLE I DEFINITIONS ...................................................                 1

         1.1            Definitions.................................................      1

ARTICLE II THE MERGER ...................................................                 7

         2.1            Merger; Effective Time......................................      7
         2.2            Closing.....................................................      7
         2.3            Effect of the Merger........................................      8
         2.4            Articles of Incorporation; By-laws..........................      8
         2.5            Directors and Officers......................................      8
         2.6            Effect on Capital Stock.....................................      8
         2.7            Exchange of Certificates....................................      9
         2.8            Stock Transfer Books........................................     10
         2.9            Dissenting Shares...........................................     10
         2.10           No Further Ownership Rights in USOL Stock...................     11
         2.11           Lost, Stolen or Destroyed Certificates......................     11
         2.12           Tax and Accounting Consequences.............................     11
         2.13           Adjustments.................................................     11

ARTICLE III REPRESENTATIONS AND WARRANTIES OF FLCI ......................                11

         3.1            Organization................................................     11
         3.2            Capitalization..............................................     12
         3.3            SEC Filings.................................................     12
         3.4            Qualification in Foreign Jurisdictions......................     12
         3.5            Authority Relative to this Agreement........................     13
         3.6            No Conflict; Required Filings and Consents..................     13
         3.7            Compliance with Laws; Permits...............................     13
         3.8            Financial Statements........................................     14
         3.9            Absence of Certain Changes or Events........................     14
         3.10           Material Contracts..........................................     14
         3.11           Accounts Receivable.........................................     15
         3.12           No Undisclosed Liabilities..................................     15
         3.13           Absence of Litigation.......................................     15
         3.14           Employee Matters............................................     16
         3.15           Labor Matters...............................................     16
         3.16           Restrictions on Business Activities.........................     16
         3.17           Real Property...............................................     16
         3.18           Equipment and Vehicles......................................     17
         3.19           Inventories.................................................     17
         3.20           Taxes.......................................................     17
         3.21           Environmental Matters.......................................     18
         3.22           Brokers.....................................................     19
         3.23           Interested Party Transactions...............................     19
         3.24           Insurance Policies..........................................     19
         3.25           Vote Required...............................................     19
         3.26           Other Negotiations..........................................     19
         3.27           Full Disclosure.............................................     19

ARTICLE/SECTION                                   HEADING                               PAGE
---------------                                   -------                             --------
         3.28           Anti-takeover Law...........................................     20
         3.29           Intellectual Property.......................................     20
         3.30           Absence of Certain Business Practices.......................     21
         3.31           Territorial Restrictions....................................     21
         3.32           Year 2000 Compliance........................................     21

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF USOL .......................                22

         4.1            Organization................................................     22
         4.2            Capitalization..............................................     22
         4.3            Qualification in Foreign Jurisdictions......................     22
         4.4            Authority Relative to this Agreement........................     23
         4.5            No Conflict; Required Filings and Consents..................     23
         4.6            Brokers.....................................................     23
         4.7            Other Negotiations..........................................     24
         4.8            Full Disclosure.............................................     24
         4.9            Lockup Agreement............................................     24
                        Incorporation of Representations and Warranties By
         4.10           Reference...................................................     25

ARTICLE V CONDUCT OF BUSINESS PENDING THE MERGER ........................                25

         5.1            Conduct of Business by USOL and FLCI Pending the Merger.....     25
         5.2            No Solicitation by USOL or FLCI.............................     27

ARTICLE VI ADDITIONAL AGREEMENTS ........................................                28
         6.1            Proxy Statement.............................................     28
         6.2            FLCI Stockholders' Meeting..................................     28
         6.3            Access to Information; Confidentiality......................     29
         6.4            Consents, Approvals.........................................     29
         6.5            Stock Options...............................................     29
         6.6            Warrants....................................................     30
         6.7            Notification of Certain Matters.............................     30
         6.8            Public Announcements........................................     30
         6.9            Application For Nasdaq Approval.............................     30
         6.10           Delivery of Additional Filings..............................     31
         6.11           Accountant's Comfort Letters................................     31
         6.12           Indemnification; Directors' and Officers' Insurance.........     31
         6.13           Employee Benefits...........................................     31
         6.14           Stockholder Litigation......................................     32
         6.15           Accredited Investors........................................     32

ARTICLE VII CONDITIONS TO THE MERGER ....................................                32

                        Conditions to Obligation of Each Party to Effect the
         7.1            Merger......................................................     32
         7.2            Additional Conditions to Obligations of FLCI................     33
         7.3            Additional Conditions to Obligation of USOL.................     34

ARTICLE VIII TERMINATION ................................................                34

         8.1            Termination.................................................     34
         8.2            Certain Actions Prior to Termination........................     36
         8.3            Effect of Termination.......................................     37
         8.4            Fees and Expenses...........................................     37

ARTICLE IX ARBITRATION; CONSENT TO JURISDICTION .........................                38

ARTICLE/SECTION                                   HEADING                               PAGE
---------------                                   -------                             --------
         9.1            Submission to Jurisdiction..................................     38
         9.2            Waiver of Immunity and Inconvenient Forum...................     38
         9.3            Arbitration Procedures......................................     39
         9.4            Final Arbitration Decisions.................................     39
         9.5            Claims for Unpaid Balance...................................     39

ARTICLE X GENERAL PROVISIONS ............................................                39

        10.1            Attorney's Fees.............................................     39
                        Effectiveness of Representations, Warranties and Agreements;
        10.2            Knowledge, Etc..............................................     39
        10.3            Notices.....................................................     40
        10.4            Amendment...................................................     41
        10.5            Waiver......................................................     41
        10.6            Severability................................................     41
        10.7            Assignment..................................................     41
        10.8            Parties in Interest.........................................     42
        10.9            Failure or Indulgence Not Waiver; Remedies Cumulative.......     42
        10.10           Governing Law...............................................     42
        10.11           Counterparts................................................     42
        10.12           Captions....................................................     42
        10.13           Time........................................................     42

         ATTACHMENTS TO AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

SCHEDULES:

Schedule 1.1              --           USOL Permitted Liens
Schedule 2.5(a)           --           Directors of Surviving Corporation
Schedule 3.1              --           FLCI Investments and Extensions of Credit
Schedule 3.2              --           FLCI Stock Options, Warrants, and Registration Rights
Schedule 3.4              --           FLCI Qualification in Foreign Jurisdictions
Schedule 3.5              --           FLCI Stockholder Consents
Schedule 3.6(a)           --           FLCI Conflicts, Required Filings and Consents
Schedule 3.6(b)           --           Requirements of State Government Authorities
Schedule 3.7              --           Permits of FLCI
Schedule 3.10(a)          --           FLCI Material Contracts
Schedule 3.12             --           Material Liabilities not on FLCI Financial Statements
Schedule 3.14(a)          --           FLCI Employee Benefit Plans
Schedule 3.14(b)          --           Certain Employment Agreements
Schedule 3.14(c)          --           Outstanding Options and Option Holders
Schedule 3.17(a)          --           Legal Descriptions of FLCI Leased Real Property
Schedule 3.18-1           --           FLCI Equipment
Schedule 3.18-2           --           FLCI Personal Property Leases
Schedule 3.20(a)          --           Certain Tax Matters
Schedule 3.23             --           FLCI Interested Party Transactions
Schedule 3.29(a)          --           All FLCI Intellectual Property Assets
Schedule 3.29(b)          --           Intellectual Property Infringements by Third Parties
Schedule 3.29(c)          --           FLCI Intellectual Property Licensing Agreements
Schedule 3.29(d)          --           Intellectual Property Litigation
Schedule 3.29(e)          --           Filing Offices Where FLCI Intellectual Property Assets are
                                       Registered
Schedule 4.1(b)           --           USOL Subsidiaries

Schedule 4.2(a)           --           USOL Stock Options, Warrants
Schedule 4.2(b)           --           Terms of Senior Note Commitment
Schedule 4.2(c)           --           USOL Debt Obligations
Schedule 4.3              --           USOL Qualification in Foreign Jurisdictions
Schedule 4.5(b)           --           USOL Required Consents, Approvals and Permits
Schedule 4.6              --           USOL Brokers
Schedule 4.9              --           Permitted Transfers
Schedule 5.1(g)           --           Normal Salary/Wage Increases

EXHIBITS:
Exhibit 1.1(a)            --           Form of TSD Asset Purchase Agreement
Exhibit 1.1(b)            --           Form of USOC Asset Purchase Agreement
Exhibit 2.6(b)-1          --           Form of Certificate of Designations of Preferences,
                                       Limitations and Relative Rights of USOL Series A Convertible
                                       Preferred Stock
Exhibit 2.6(b)-2          --           Form of Certificate of Designations of Preferences,
                                       Limitations and Relative Rights of USOL Series B Convertible
                                       Preferred Stock
Exhibit 2.6(c)-1          --           Form of USOL Other Warrants
Exhibit 2.6(c)-2          --           Form of USOL TSD Warrants
Exhibit 7.2(f)            --           Opinion of Jenkens & Gilchrist
Exhibit 7.3(f)            --           Opinion of Neuman Drennen & Stone, LLC

                AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

    AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, dated as of July 21, 1999 (this "AGREEMENT"), is by and between FirstLink Communications, Inc., an Oregon corporation ("FLCI"), and USOL Holdings, Inc., a Delaware corporation ("USOL").

                              W I T N E S S E T H:

    WHEREAS, each of the Boards of Directors of FLCI and USOL has determined that it is advisable and in the best interests of the respective stockholders for FLCI and USOL to enter into a strategic business combination upon the terms and subject to the conditions set forth herein; and

    WHEREAS, USOL, Inc., a Delaware corporation and a wholly-owned subsidiary of USOL ("USOL SUB"), has acquired substantially all of the assets and assumed substantially all of the remaining liabilities of US Online
Communications, Inc., a Delaware corporation ("USOC"), and TheResidentClub.com,Inc., a Delaware corporation and a wholly-owned subsidiary of USOL Sub ("TRC"), has acquired certain of the assets of the Tenant Services Division ("TSD") of GMAC Commercial Mortgage Corporation, a California corporation ("GMAC-CM"); and

    WHEREAS, in furtherance of such combination, each of the Boards of Directors of FLCI and USOL has approved the merger of USOL with and into FLCI (the "MERGER") in accordance with the applicable provisions of the Oregon Law (as defined herein) and the Delaware Law (as defined herein) and upon the terms and subject to the conditions set forth herein; and

    WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to each of USOL's and FLCI's willingness to enter into this Agreement, certain stockholders of FLCI have entered into agreements with USOL, dated as of the date of this Agreement ("STOCKHOLDER SUPPORT AGREEMENTS"), pursuant to which such stockholders have agreed, among other things, to vote all voting securities of FLCI beneficially owned by them in favor of adoption of the Merger; and

    WHEREAS, FLCI and USOL intend this Agreement to be a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations thereunder;

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, FLCI and USOL hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

    1.1 DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

    "ACQUISITION PROPOSAL" has the meaning set forth in Section 5.2(a).

    "ACTION" has the meaning set forth in Section 7.2(d).

    "AFFILIATE" means, with respect to a Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person; including, without limitation, any partnership or joint venture in which such Person (either alone, or through or together with any other subsidiary) has, directly or indirectly, an interest of ten percent or more.

    "AGREEMENT" means this Agreement and includes exhibits and schedules delivered pursuant to the terms of this Agreement.

    "ARBITRATION NOTICE" has the meaning set forth in Section 9.3(b).

    "ARBITRATION PANEL" has the meaning set forth in Section 9.3(a).

    "ARTICLES OF MERGER" means the articles of merger filed in connection with the Merger with the Secretary of State of the State of Oregon pursuant to
Section 60.494 of the Oregon Law.

    "BALANCE SHEET DATE" means May 31, 1999.

    "BENEFICIAL OWNER" means, with respect to any shares of stock, a Person who shall be deemed to be the beneficial owner of such shares (i) which such Person or any of its Affiliates or associates (as such term is defined in Rule 12b-2 of the Exchange Act) beneficially owns, directly or indirectly, (ii) which such Person or any of its Affiliates or associates has, directly or indirectly,
(A) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of consideration rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding or (iii) which are beneficially owned, directly or indirectly, by any other Persons with whom such Person or any of its Affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares.

    "BUSINESS DAY" means any day of the year (other than any Saturday or Sunday) on which the Federal Reserve Bank is open for business in Los Angeles, California.

    "CANCELLED SHARES" has the meaning set forth in Section 2.6(d).

    "CASH" means all cash, certificates of deposits, bank deposits and other cash equivalents, together with all accrued but unpaid interest thereon.

    "CERTIFICATE OF MERGER" means the certificate of merger filed in connection with the Merger with the Secretary of State of the State of Delaware in accordance with Section 252 of the Delaware Law.

    "CLOSING" has the meaning set forth in Section 2.2.

    "CODE" has the meaning set forth in the Recitals.

    "COMPANY" means (a) USOL at all times prior to the Effective Time, and
(b) FLCI upon the Effective Time and at all times thereafter.

    "COMPANY COMMON STOCK" means (a) USOL Common Stock at all times prior to the Effective Time, and (b) FLCI Common Stock upon the Effective Time and at all times thereafter.

    "COMPANY OTHER WARRANTS" means (a) USOL Other Warrants at all times prior to the Effective Time, and (b) FLCI Other Warrants upon the Effective Time and at all times thereafter.

    "COMPANY PREFERRED STOCK" means (a) USOL Preferred Stock at all times prior to the Effective Time, and (b) FLCI Preferred Stock upon the Effective Time and at all times thereafter.

    "COMPANY WARRANTS" means (a) USOL Warrants at all times prior to the Effective Time, and (b) FLCI Warrants upon the Effective Time and at all times thereafter.

    "CONTRACT" means any contract, lease, commitment, sales order, purchase order, agreement, indenture, mortgage, note, bond, instrument, plan, permit or license.

    "CONTROL" (including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.

    "DELAWARE LAW" means the Delaware General Corporation Law, Chapter 1 of Title 8, Section 101 et seq.

    "DISSENTING SHARES" has the meaning set forth in Section 2.9(a).

    "EFFECTIVE TIME" has the meaning set forth in Section 2.1.

    "ENVIRONMENTAL LAW" means any Law which relates to or otherwise imposes liability or standards of conduct concerning discharges, releases or threatened releases of noises, odors or any pollutants, contaminants or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants or hazardous or toxic wastes, substances or materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, any so-called "Superfund" or "Superlien" Law (including those already referenced in this definition) and any other Law of any Governmental Authority having a similar subject matter.

    "ENVIRONMENTAL PERMIT" means any Permit required by or pursuant to any applicable Environmental Law.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "EXCHANGE AGENT" has the meaning set forth in Section 2.7(a).

    "FCC" means the Federal Communications Commission or any successor agency thereto.

    "FLCI ACCOUNTS RECEIVABLE" has the meaning set forth in Section 3.11.

    "FLCI" has the meaning set forth in the Recitals.

    "FLCI BALANCE SHEETS" has the meaning set forth in Section 3.8.

    "FLCI CERTIFICATES" has the meaning set forth in Section 2.7(b).

    "FLCI COMMON STOCK" means the common stock, par value $.001 per share, of FLCI.

    "FLCI EMPLOYEE PLANS" has the meaning set forth in Section 3.14(a).

    "FLCI EQUIPMENT" has the meaning set forth in Section 3.18.

    "FLCI FCC PERMITS" has the meaning set forth in Section 3.7.

    "FLCI FINANCIAL STATEMENTS" has the meaning set forth in Section 3.8.

    "FLCI INTELLECTUAL PROPERTY ASSETS" has the meaning set forth in
Section 3.29(a).

    "FLCI MATERIAL CONTRACTS" has the meaning set forth in Section 3.10(a).

    "FLCI PREFERRED STOCK" means, collectively, the FLCI Series A Preferred Stock and the FLCI Series B Preferred Stock.

    "FLCI REAL PROPERTY LEASES" has the meaning set forth in Section 3.17(a).

    "FLCI SEC REPORTS" has the meaning set forth in Section 3.3.

    "FLCI SERIES A PREFERRED STOCK" means the Series A Convertible Preferred Stock, par value $.001 per share, of FLCI, with the identical rights, preferences and privileges as the USOL Series A Preferred Stock.

    "FLCI SERIES B PREFERRED STOCK" means the Series B Convertible Preferred Stock, par value $.001 per share, of FLCI, with the identical rights, preferences and privileges as the USOL Series B Preferred Stock.

    "FLCI STOCK" means the shares of FLCI Common Stock and FLCI Preferred Stock, collectively.

    "FLCI STOCK OPTION PLAN" means FLCI's 1998-1999 Combined Incentive Stock Option and Nonqualified Stock Option Plan.

    "FLCI STOCKHOLDERS MEETING" has the meaning set forth in Section 3.27(b).

    "FLCI TSD WARRANTS" means the separate warrants to be issued in the Merger in exchange for the USOL TSD Warrants.

    "FLCI UNAUDITED BALANCE SHEETS" has the meaning set forth in Section 3.8.

    "FLCI UNAUDITED FINANCIAL STATEMENTS" has the meaning set forth in
Section 3.8.

    "FLCI WARRANTS" means, collectively, the FLCI Other Warrants and the FLCI TSD Warrants.

    "GAAP" means U.S. generally accepted accounting principles at the time in effect.

    "GMAC-CM" has the meaning set forth in the Recitals.

    "GOVERNMENTAL APPROVAL" means any consent of any Governmental Authority.

    "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any multilateral authority or any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

    "GROUP HEALTH PLAN" has the meaning set forth in Section 6.13(c).

    "HAZARDOUS SUBSTANCES" means any natural or artificial substance, preparation or article which if generated, transported, stored, treated, used or disposed of (alone or combined with any other substance, preparation or article) is harmful to water, air or land or any living organism.

    "INTELLECTUAL PROPERTY" means any and all United States and foreign:
(a) patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto;
(b) trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof; (c) copyrights (including software) and registrations thereof;
(d) inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering and technical drawings, product specifications and confidential business information; (e) intellectual property rights similar to any of the foregoing; and (f) copies and tangible embodiments thereof (in whatever form or medium, including electronic media).

    "IRS" means the Internal Revenue Service.

    "ISO" means an incentive stock option within the meaning of Section 422(b) of the Code.

    "LAW" means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

    "LIEN" shall mean any encumbrance, lien, charge, hypothecation, pledge, mortgage, title retention agreement, security interest of any nature, adverse claim, exception, reservation, easement, right of occupation, any matter capable of registration against title, option, right-of-preemption, privilege or any agreement, indenture, contract, lease, deed of trust, license, option, instrument or other commitment to create any of the foregoing.

    "LOCKUP PERIOD" has the meaning set forth in Section 4.9(b).

    "LOSSES" means any and all costs, demands, claims, liabilities, fines, penalties, assessments, damages and expenses (including the burden and expense of defending against all of the foregoing even if the assertions therein are groundless, false or fraudulent), or amounts paid in settlement thereof, and court costs (including court-awarded interest) and reasonable attorneys' fees and disbursements of counsel (including legal or other expenses reasonably incurred in connection with investigating or defending the same); PROVIDED, that the term "Losses" shall not include costs, demands, claims, liabilities, fines, penalties, assessments, damages and expenses which are indirect or consequential in nature.

    "LOST USOL CERTIFICATE" has the meaning set forth in Section 2.11.

    "MERGER" has the meaning set forth in the Recitals.

    "MERGER CONSIDERATION" has the meaning set forth in Section 2.7(b).

    "NASDAQ" means the Nasdaq Stock Market, Inc.

    "NOTICE" has the meaning set forth in Section 10.3.

    "OREGON LAW" means the Oregon Business Corporation Act, Oregon Revised Statutes, 60.001 ET SEQ.

    "OTHER LOCKUP PERIOD" has the meaning set forth in Section 4.9(c).

    "OUTSIDE DATE" means December 31, 1999.

    "PERMIT" means a permit, license, consent, certificate, approval, franchise, right, waiver, exemption, order or other authorization of a Governmental Authority.

    "PERMITTED LIENS" means

    (i) liens for Taxes, assessments and governmental charges due and being contested in good faith and diligently by appropriate proceedings (and for the payment of which adequate provision has been made);

    (ii) servitudes, easements, restrictions, rights-of-way and other similar rights in real property or any interest therein; PROVIDED the same are not of such nature as to materially adversely affect the use of the property subject thereto;

   (iii) liens for Taxes either not due and payable or due but for which notice of assessment has not been given;

    (iv) undetermined or inchoate liens, charges and privileges incidental to current construction or current operations and statutory liens, charges, adverse claims, security interests or encumbrances of any nature whatsoever claimed or held by any governmental authority that have not at the time been filed or registered against the title to the asset or served upon the Seller pursuant to law or that relate to obligations not due or delinquent;

    (v) liens or rights reserved in any lease for rent or for compliance with the terms of such lease;

    (vi) security given in the ordinary course of the Business to any public utility, municipality or government or to any statutory or public authority in connection with the operations of the Business, other than security for borrowed money;

   (vii) statutory liens in favor of a seller of personal property, mechanic's liens or other statutory liens in favor of a provider of a service; PROVIDED, that obligations to a secured party are not overdue or delinquent; and

  (viii) the liens described in SCHEDULE 1.1 (with respect to USOL).

    "PERSON" means any individual, corporation, trust, estate, partnership, joint venture, company, association, governmental bureau or other entity of whatsoever kind or nature (including as defined in Section 13(d)(3) of the Exchange Act).

    "PREDECESSOR ENTITIES" means, collectively, USOC and TSD.

    "PROXY STATEMENT" has the meaning set forth in Section 3.27(b).

    "RE-INCORPORATION" means the re-incorporation in the State of Delaware of the Surviving Corporation.

    "RULES OF ARBITRATION" has the meaning set forth in Section 9.3(a).

    "SEC" means the Securities and Exchange Commission.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SENIOR NOTES" has the meaning set forth in Section 4.2(b).

    "STOCKHOLDER SUPPORT AGREEMENTS" has the meaning set forth in the Recitals.

    "SUBSIDIARY" or "SUBSIDIARIES" means, with respect to a Person, any corporation, partnership, joint venture or other legal entity of such Person (either alone or through or together with any other subsidiary of such Person) which owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

    "SUPERIOR OFFER" has the meaning set forth in Section 8.2(c).

    "SURVIVING CORPORATION" has the meaning set forth in Section 2.1.

    "TAX" or "TAXES" means any federal, state, local, foreign or other tax, levy, impost, fee, assessment, imposition or other charge of any kind whatsoever, including without limitation net income, gross income, estimated income, gross receipts, business, occupation, value added, real property, payroll, personal property, sales, transfer, stamp, use, employment, commercial rent, occupancy, franchise, withholding, profits, windfall profits, deemed profits, license, registration, lease, severance, capital stock, production, corporation, ad valorem, social security (or similar), unemployment, disability, alternative, add-on minimum, premium or customs duties, including without limitation any interest, penalty, or addition thereto, whether disputed or not.

    "TAX RETURN" means any return, declaration, report, claim for refund, information return, statement or other document required to be filed in respect of Taxes, including without limitation Tax Returns for estimated Taxes, any schedule or attachment thereto, and any amendment to any of the above.

    "TRANSFER" has the meaning set forth in Section 4.9.

    "TRC" has the meaning set forth in the Recitals.

    "TSD" has the meaning set forth in the Recitals.

    "TSD ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement, dated as of the date hereof, by and among USOL, TRC and GMAC-CM, in the form attached hereto as EXHIBIT 1.1(A).

    "USOC" has the meaning set forth in the Recitals.

    "USOC ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement, dated as of the date hereof, by and among USOL Sub, USOL, USOC and certain selling shareholders, in the form attached hereto as EXHIBIT 1.1(B).

    "USOL" has the meaning set forth in the Recitals.

    "USOL CERTIFICATE" or "USOL CERTIFICATES" has the meaning set forth in
Section 2.7(b).

    "USOL COMMON STOCK" means the Common Stock, $.001 par value per share, of USOL.

    "USOL MATERIAL CONTRACTS" means those Contracts of USOL set forth in
Section 5.11 of the Disclosure Memorandum to the USOC Asset Purchase Agreement.

    "USOL OTHER WARRANTS" means the separate warrants, dated the date hereof, issued by USOL, in the form attached hereto as EXHIBIT 2.6(C)-1.

    "USOL PREFERRED STOCK" means, collectively, the USOL Series A Preferred Stock and the USOL Series B Preferred Stock.

    "USOL SERIES A PREFERRED STOCK" means the Series A Convertible Preferred Stock, $0.001 par value, of USOL, with the rights, preferences and privileges set forth in Exhibit 2.6(b)-1 hereto.

    "USOL SERIES B PREFERRED STOCK" means the Series B Convertible Preferred Stock, $0.001 par value, of USOL, with the rights, preferences and privileges set forth in Exhibit 2.6(b)-2 hereto.

    "USOL STOCK" means the USOL Common Stock and USOL Preferred Stock, collectively.

    "USOL STOCK OPTION PLAN" means the 1999 USOL Holdings, Inc. Incentive Plan.

    "USOL STOCKHOLDERS MEETING" has the meaning set forth in Section 3.27(b).

    "USOL SUB" has the meaning set forth in the Recitals.

    "USOL TSD WARRANTS" means the separate warrants issued under by USOL to GMAC-CM, in the form attached hereto as EXHIBIT 2.6(C)-2.

    "USOL UNAUDITED BALANCE SHEET" means the unaudited balance sheet of USOC as of May 31, 1999.

    "USOL WARRANTS" means, collectively, the USOL Other Warrants and the USOL TSD Warrants.

                                   ARTICLE II
                                   THE MERGER

    2.1  MERGER; EFFECTIVE TIME.

    At the Effective Time (as defined below), and subject to and upon the terms and conditions of this Agreement, the Delaware Law and the Oregon Law, USOL shall be merged with and into FLCI and FLCI SHALL CONTINUE AS THE SURVIVING CORPORATION. FLCI as the surviving corporation after the Merger is hereinafter sometimes referred to as the "SURVIVING CORPORATION." At the Effective Time, the IDENTITY AND SEPARATE EXISTENCE OF USOL SHALL CEASE. As promptly as practicable after the satisfaction or waiver, as the case may be, of the conditions set forth in Article VII, USOL and FLCI shall cause the Merger to be consummated by filing the Certificate of Merger and the Articles of Merger, together with any required related instruments, with the Secretaries of State of the States of Delaware and Oregon, respectively, and USOL and FLCI shall take such other actions as may be required by Law to make the Merger effective. The time the Merger becomes effective in accordance with applicable Law is referred to herein as the "EFFECTIVE TIME".

    2.2  CLOSING.

    Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 8.1, and subject to the satisfaction or waiver of all the conditions set forth in Article VII, the consummation of the Merger (the "CLOSING") shall take place as promptly as practicable (and in any event within two business days) after satisfaction or waiver of the conditions set forth in Article VII, at the offices of USOL, 10300 Metric Boulevard, Austin, Texas 78758, unless another time or place is agreed to in writing by USOL and FLCI.

    2.3  EFFECT OF THE MERGER.

    At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, the applicable provisions of the Delaware Law, the Articles of Merger and the applicable provisions of the Oregon Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of USOL shall vest in the Surviving Corporation, and all debts, liabilities and duties of USOL shall become the debts, liabilities and duties of the Surviving Corporation.

    2.4  ARTICLES OF INCORPORATION; BY-LAWS.

        (a) The Articles of Incorporation of FLCI, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with the Oregon Law and said Articles of Incorporation except that said Articles of Incorporation shall be amended as of the Effective Time to the form mutually agreed upon by the parties.

        (b) The By-laws of FLCI, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation until thereafter amended in accordance with the Oregon Law, the Articles of Incorporation of the Surviving Corporation and said By-laws except that said By-laws shall be amended as of the Effective Time to the form mutually agreed upon by the parties.

    2.5  DIRECTORS AND OFFICERS.

        (a) The seven individuals listed in SCHEDULE 2.5(A) shall comprise the full Board of Directors of the Surviving Corporation as of the Effective Time.

        (b) The officers of USOL immediately prior to the Effective Time shall comprise the officers of the Surviving Corporation as of the Effective Time.

    2.6  EFFECT ON CAPITAL STOCK.

    At the Effective Time, by virtue of the Merger and without any action on the part of FLCI or USOL or the holders of any securities issued by either of them:

        (a) Each share of USOL Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and converted, subject to Sections 2.6(e), 2.7(f) and 2.13, into the right to receive one (1) share of validly issued, fully paid and nonassessable FLCI Common Stock.

        (b) Each share of USOL Series A Preferred Stock and USOL Series B Preferred Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and converted, subject to Sections 2.6(e), 2.7(f) and 2.13, into the right to receive one (1) share of validly issued, fully paid and nonassessable FLCI Series A Preferred Stock or FLCI Series B Preferred Stock, respectively. The terms of the FLCI Preferred Stock that will be issued hereunder will be identical to the terms of the USOL Preferred Stock. EXHIBITS 2.6(B)-1 and 2.6(B)-2 set forth the forms of the Certificates of Designations of Preferences, Limitations and Relative Rights with respect to the USOL Series A Preferred Stock and the USOL Series B Preferred Stock, respectively.

        (c) Each USOL Other Warrant issued and outstanding immediately prior to the Effective Time shall be cancelled and converted, subject to Sections 2.6(e), 2.7(f) and 2.13, into the right to receive one (1) FLCI Other Warrant to purchase the same number of shares as the USOL Other Warrant; and each USOL TSD Warrant issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive one (1) FLCI TSD Warrant to purchase the same number of shares as the USOL TSD Warrant. The FLCI Other Warrants which will be issued hereunder shall be identical to the terms of the USOL Other Warrants. EXHIBITS 2.6(C)-1 and 2.6(C)-2 set forth the form of the USOL Other Warrants and the USOL TSD Warrants, respectively.

        (d) Each share of USOL Stock held in the treasury of USOL and each share of USOL Stock owned by any direct or indirect subsidiary of USOL immediately prior to the Effective Time (the "CANCELLED SHARES") shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding and be cancelled and retired without payment of any consideration therefor.

        (e) No fraction of a share of FLCI Stock shall be issued, but in lieu thereof, each holder of USOL Stock who would otherwise be entitled to a fraction of a share of FLCI Stock (after aggregating all fractional shares of FLCI Stock to be received by such holder and providing for any shares to be withheld pursuant to Section 2.7(f), it being the intention of the parties that no holder of USOL Stock will receive cash in an amount equal to or greater than the value of one full share of FLCI Stock), shall receive from FLCI an amount of cash (rounded to the nearest cent), without interest, equal to the product of
(i) such fraction, multiplied by (ii) $2.00, subject to Section 2.13.

        (f) Each USOL Stock Option issued and outstanding immediately prior to the Effective Time shall be cancelled and converted, pursuant to the provisions of Section 6.5, into an option to acquire, on the same terms and conditions as were applicable under such USOL Stock Option prior to the Effective Time, the whole number of shares of FLCI Common Stock as the holder of such USOL Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time (not taking into account whether or not such option was in fact exercisable).

    2.7  EXCHANGE OF CERTIFICATES.

        (a) As of the Effective Time, FLCI shall supply, or cause to be supplied, to or for the account of a bank or trust company to be designated by FLCI (the "EXCHANGE AGENT"), in trust for the benefit of the holders of USOL Stock (other than the Cancelled Shares), for exchange in accordance with this
Section 2.7, certificates evidencing the FLCI Stock issuable pursuant to Sections 2.6(a) and 2.6(b) in exchange for outstanding USOL Stock and all cash required to be paid pursuant to Sections 2.6(e) and 2.7(c).

        (b) As soon as reasonably practicable after the Effective Time, FLCI shall instruct the Exchange Agent to mail to each holder of record of a certificate or certificates (the "USOL CERTIFICATES") which immediately prior to the Effective Time evidenced outstanding shares of USOL Stock, other than Cancelled Shares, (i) a letter of transmittal, which letter shall specify, among other conditions, that delivery shall be effected, and risk of loss and title to the USOL Certificates shall pass, only upon proper delivery of the USOL Certificates to the Exchange Agent, and (ii) instructions to effect the surrender of the USOL Certificates in exchange for the certificates evidencing shares of FLCI Stock (the "FLCI CERTIFICATES") and, in lieu of any fractional shares thereof, cash. Upon surrender of a USOL Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, and such other customary documents as may be reasonably required by FLCI or the Exchange Agent, the holder of such USOL Certificate shall be entitled to receive in exchange therefor (A) FLCI Certificates evidencing that whole number of shares of FLCI Stock which such holder has the right to receive in respect of the shares of USOL Stock formerly evidenced by such USOL Certificate in accordance with applicable provisions hereof; (B) any dividends or other distributions to which such holder is entitled pursuant to Section 2.7(c); and
(C) cash in lieu of a fractional share of FLCI Stock to which such holder is entitled pursuant to Section 2.6(e) (such FLCI Stock, rights, dividends, distributions and cash in lieu of fractional shares together with any amounts to be withheld pursuant to Section 2.7(f) being collectively referred to as the "MERGER CONSIDERATION"), and the USOL Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of USOL Stock which is not registered in the transfer records of USOL as of the Effective

Time, FLCI Stock and cash may be issued and paid in accordance with this
Article II to a transferee if the applicable certificate is presented to the Exchange Agent, accompanied by all documents required by law to evidence and effect such transfer pursuant to this Section 2.7(b) and by evidence that any applicable stock transfer taxes have been paid. Until so surrendered, each outstanding USOL Certificate which represented shares of USOL Stock, shall be deemed from and after the Effective Time, for all corporate purposes other than the payment of dividends, to evidence the ownership of the number of full shares of FLCI Stock into which such shares of USOL Stock may be exchanged in accordance herewith and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 2.6(e).

        (c) No dividends or other distributions with respect to FLCI Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered USOL Certificate with respect to the FLCI Stock such holder is entitled to receive until such holder shall surrender such USOL Certificate. Subject to applicable law, following the surrender of any such USOL Certificate, there shall be paid to the record holder of the FLCI Certificates issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of FLCI Stock.

        (d) If any FLCI Certificate is to be issued in a name other than that in which the USOL Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the USOL Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange shall have paid to FLCI, or any agent designated by FLCI, any transfer or other taxes required by reason of the issuance of an FLCI Certificate in any name other than that of the registered holder of the USOL Certificate surrendered.

        (e) FLCI and USOL shall have no liability to any holder of USOL Stock for any Merger Consideration (or dividends or distributions with respect thereto) which are delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

        (f) FLCI or the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable to any holder of USOL Stock such amounts as FLCI or the Exchange Agent may be required to deduct and withhold with respect to any provision of Federal, state, local or foreign Tax laws. To the extent that amounts are so withheld by FLCI or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares in respect of which such deduction and withholding was made by FLCI or the Exchange Agent.

    2.8  STOCK TRANSFER BOOKS.

    At the Effective Time, the stock transfer books of USOL shall be closed, and there shall be no further registration of transfers of USOL Stock on the records of USOL.

    2.9  DISSENTING SHARES.

        (a) Notwithstanding any provision of this Agreement to the contrary, any shares of FLCI Common Stock held by a holder who has exercised appraisal rights for such shares in accordance with the applicable provisions of the Oregon Law and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal rights (the "DISSENTING SHARES"), shall not be converted into, or represent a right to receive, the Merger Consideration pursuant to
Section 2.7(b), but the holder thereof shall be entitled only to such rights as are granted by the Oregon Law with respect to such Dissenting Shares.

        (b) FLCI shall give USOL prompt written notice of any demands received by FLCI to require FLCI to purchase Dissenting Shares, the withdrawal of any such demands, and any other notices or instruments served pursuant to the Oregon Law and received by FLCI. FLCI shall not, except with the prior written consent of USOL, voluntarily make any payment with respect to any Dissenting Shares or offer to settle, or settle, any such demands with respect thereto.

    2.10  NO FURTHER OWNERSHIP RIGHTS IN USOL STOCK.

    The Merger Consideration delivered upon the surrender of USOL Certificates in accordance with the terms hereof shall be deemed to have been delivered in full satisfaction of all rights pertaining to such USOL Certificates, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of USOL Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, USOL Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and converted as provided in this Article II.

    2.11  LOST, STOLEN OR DESTROYED CERTIFICATES.

    In the event any USOL Certificate shall have been lost, stolen or destroyed (a "LOST USOL CERTIFICATE"), the Exchange Agent shall, upon the making of an affidavit of that fact by the registered owner thereof, deliver to the registered owner thereof such Merger Consideration as may be required pursuant to Sections 2.6 and 2.7; PROVIDED, HOWEVER, that FLCI may, in its sole discretion and as a condition precedent to the delivery of such Merger Consideration, require the registered owner of such Lost USOL Certificate to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against FLCI or the Exchange Agent with respect to the Lost USOL Certificate.

    2.12  TAX AND ACCOUNTING CONSEQUENCES.

    It is intended by FLCI and USOL that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code. FLCI and USOL hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

    2.13  ADJUSTMENTS.

    If, between the date of this Agreement and the Effective Time, the outstanding shares of FLCI Common Stock shall be changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or a stock dividend thereon shall be declared with a record date prior to the Effective Time, the amount of consideration to be received pursuant to this
Article II in exchange for each outstanding share of USOL Stock or USOL Warrant shall be correspondingly adjusted.

                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF FLCI

    FLCI hereby represents and warrants to USOL that each of the following is true, correct and complete as of the date hereof:

    3.1  ORGANIZATION.

        (a) FLCI is a corporation duly organized, validly existing and in good standing under the laws of Oregon. FLCI has full corporate power and authority to own, lease and operate its properties and to carry on its business as such business is now conducted and proposed to be conducted. The copies of the Articles of Incorporation of FLCI, certified by the Secretary of State of Oregon, and the By-laws of FLCI, each of which have been delivered to USOL by FLCI, are true and complete copies thereof, and are in full force and effect. FLCI is not in violation of its Articles of Incorporation or By-laws.

        (b) FLCI has no subsidiaries and does not, directly or indirectly, own or have the contractual right or obligation to acquire any equity interest in any other corporation, partnership, joint venture, trust or other business organization. Except as disclosed in Schedule 3.1, FLCI has not made any investment in, loan to, or advance of cash or other extension of credit to any Person other than in the ordinary course of its business.

    3.2  CAPITALIZATION.

    The authorized capital stock of FLCI consists of 20,000,000 shares of common stock, no par value per share, of which 3,615,617 shares are currently issued and outstanding, and 1,000,000 shares of preferred stock, no par value per share, none of which shares are currently issued or outstanding, and no designation of any series of preferred stock has been made. All of the outstanding shares of FLCI's capital stock have been duly authorized, are validly issued, fully paid and non-assessable, and the holders thereof are not entitled to cumulative voting rights or preemptive rights. There are no obligations, contingent or otherwise, of FLCI to repurchase, redeem or otherwise acquire any shares of FLCI's capital stock or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any entity. Except as set forth in SCHEDULE 3.2 or 3.14(C), there are no outstanding options to purchase, registration rights, or warrants, privileges or rights to subscribe to or purchase, any shares of FLCI's capital stock or securities issued by FLCI convertible into or exchangeable for shares of FLCI's capital stock or other securities of FLCI or commitments, understandings or intentions to issue any additional shares or options, warrants, privileges or rights to subscribe for shares of FLCI's capital stock. At the Effective Time, the authorized capital stock of FLCI will consist of 50,000,000 shares of FLCI Common Stock and 5,000,000 shares of FLCI Preferred Stock, 1,700,000 shares of which shall be designated as the "FLCI SERIES A PREFERRED STOCK"and 300,000 shares of which shall be designated as the "FLCI SERIES B PREFERRED STOCK."

    3.3  SEC FILINGS.

    FLCI has filed all forms, reports and documents required to be filed with the SEC under the Securities Act and the Exchange Act since the date FLCI first registered the FLCI Common Stock under the Exchange Act and has delivered to USOL true and complete copies of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, (ii) its Quarterly Reports on Form 10-Q for the periods ended September 30, 1998, and March 31, 1999, (iii) Amendment No. 3 to its Registration Statement on Form SB-2 filed with the SEC on May 14, 1998,
(iv) all other reports or registration statements filed by FLCI with the SEC since it first registered the FLCI Common Stock under the Exchange Act, and
(v) all amendments, supplements and exhibits (including, without duplication, exhibits incorporated by reference) to all such reports and registration statements (the reports referred to in subsections (i)--(v), collectively, the "FLCI SEC REPORTS"). The FLCI SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as applicable, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    3.4  QUALIFICATION IN FOREIGN JURISDICTIONS.

    FLCI is duly qualified or licensed and in good standing as a foreign corporation duly authorized to do business in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted by it makes such qualification or licensing necessary, except for any jurisdiction(s) in which the failure to so qualify would not have a material adverse effect upon FLCI. SCHEDULE 3.4 lists the jurisdictions in which FLCI is qualified to do business as a foreign corporation.

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
    3.5  AUTHORITY RELATIVE TO THIS AGREEMENT.

    FLCI has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by FLCI and the consummation by FLCI of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Board of Directors of FLCI are necessary to authorize this Agreement or to consummate the transactions so contemplated. FLCI has obtained, and has delivered to USOL, separate Stockholder Support Agreements executed by, and has obtained the proxy of, the holders of the outstanding shares of FLCI Stock listed in SCHEDULE 3.5 in favor of the approval and adoption of the Merger. The Board of Directors of FLCI has determined that it is advisable and in the best interest of FLCI's stockholders for FLCI to enter into the Merger with USOL upon the terms and subject to the conditions of this Agreement. This Agreement has been duly and validly executed and delivered by FLCI and, assuming the due authorization, execution and delivery by USOL, constitutes a legal, valid and binding obligation of FLCI enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and similar laws from time to time in effect that affect creditors' rights generally, and by legal and equitable limitations on the availability of specific remedies.

    3.6  NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

        (a) Except as set forth in SCHEDULE 3.6(A), the execution and delivery of this Agreement by FLCI does not, and the performance of this Agreement by FLCI will not, (i) conflict with or violate the Articles of Incorporation or By-laws of FLCI, (ii) conflict with or violate any Law applicable to FLCI or by which any of its properties is bound or affected, (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would constitute a default), or impair FLCI's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, any FLCI Material Contract, (iv) result in the termination of, or accelerate the payment or performance required by, or result in the creation of a Lien on any of the properties or assets of FLCI pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which FLCI is a party or by which FLCI, or any of its properties, is bound or affected, or (v) give any Person the right to require FLCI to purchase assets from or sell assets to such Person or trigger a "change of control" provision in any Contract to which FLCI is a party; except in the case of clause (ii) for such violations or conflicts that would not, individually or in the aggregate, have a material adverse effect on FLCI.

        (b) The execution and delivery of this Agreement by FLCI does not, and the performance of this Agreement and the transactions contemplated hereby by FLCI will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for applicable requirements of any state Governmental Authorities as set forth in
SCHEDULE 3.6(B), the Securities Act, the Exchange Act, state securities laws, Nasdaq, and the filing and recordation of appropriate merger or other documents as required by the Oregon Law and the Delaware Law, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay consummation of the Merger, or otherwise prevent or delay FLCI from performing its obligations under this Agreement, or would not otherwise have a material adverse effect upon FLCI.

    3.7  COMPLIANCE WITH LAWS; PERMITS.

    To FLCI's knowledge, the operation of its business has been and is being conducted in accordance with all Laws applicable thereto. No investigation by any Governmental Authority or alleged violation of or noncompliance with such Laws is pending or, to the best knowledge of FLCI, threatened. FLCI holds all of the Permits listed in SCHEDULE 3.7, and no other Permits are currently necessary for the lawful operation of FLCI's business, except where the failure to possess the same would not have a material adverse effect on the financial condition, results of operations or business of FLCI. All Permits listed are in full force and effect. No violation of any Permit has occurred which is continuing, and no proceeding is pending or threatened to revoke or limit any Permit. FLCI holds all Permits of the FCC necessary for the lawful conduct of its business (the "FLCI FCC PERMITS"), except where failure to possess the same would not have a material adverse effect on the financial condition, results of operations or business of FLCI. FLCI is in compliance with the terms of all FLCI FCC Permits and the applicable rules and regulations of the FCC in all material respects.

    3.8  FINANCIAL STATEMENTS.

    FLCI has delivered to USOL FLCI's audited balance sheets as at December 31, 1997 and December 31, 1998 (the "FLCI BALANCE SHEETS"), and FLCI's audited statements of income and changes in financial position for the years then ended (collectively, with the FLCI Balance Sheets, the "FLCI FINANCIAL STATEMENTS"). The FLCI Financial Statements have been audited by the independent public accounting firm of KPMG Peat Marwick, LLP. FLCI has also delivered to USOL FLCI's unaudited balance sheets as at March 31, 1998, March 31, 1999 and
May 31, 1999 (the "FLCI UNAUDITED BALANCE SHEETS"), and FLCI's unaudited statements of income and changes in financial position for the three month period ended March 31, 1999 (collectively, with the FLCI Unaudited Balance Sheets, the "FLCI UNAUDITED FINANCIAL STATEMENTS"). The FLCI Financial Statements and the FLCI Unaudited Financial Statements were prepared in accordance with SEC requirements and such financial statements (including the notes thereto) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except for the absence of footnote disclosures in the FLCI Unaudited Financial Statements, and except as may be indicated in the notes thereto) and each fairly presented in all material respects the financial position of FLCI as at the date thereof and the results of its operations and cash flows for the periods indicated, except that the FLCI Unaudited Financial Statements were or are subject to normal and recurring year-end adjustments which are not in the aggregate material in amount.

    3.9  ABSENCE OF CERTAIN CHANGES OR EVENTS.

    Except as reflected in the FLCI Financial Statements, since December 31, 1998, FLCI has conducted its business in the ordinary course and there has not occurred: (i) any amendments or changes in the Articles of Incorporation or By-laws of FLCI; (ii) any damage to, destruction or loss of any assets of FLCI (whether or not covered by insurance) that could have a material adverse effect upon FLCI; (iii) any change by FLCI in its accounting methods, principles or practices; (iv) any revaluation by FLCI of any of its assets, including, without limitation, the writing down of the value of capitalized software or inventory or the writing off of promissory notes or accounts receivable other than in the ordinary course of business in amounts that would not individually or in the aggregate have a material adverse effect on FLCI; (v) any sale of a material amount of property or assets of FLCI; or (vi) any other action or event that would have required the consent of USOL pursuant to Section 5.1 had such action or event occurred after the date of this Agreement. Since December 31, 1998, there has been no material adverse change in the financial condition, results of operations or business of FLCI.

    3.10  MATERIAL CONTRACTS.

        (a) SCHEDULE 3.10(A) sets forth a true and complete list of (i) (A) each Contract with respect to which FLCI has any liability or obligation, contingent or otherwise, involving more than $25,000; or which places any material limitations on the method of conducting, or scope of, FLCI's business; (B) all Contracts of FLCI pursuant to which benefits accrue to the other parties to such Contracts as a result of the Merger; (C) all Contracts of FLCI with its directors, officers, employees, agents or consultants, or its Affiliates;
(D) all Contracts to which FLCI is a party relating to the borrowing of money, or the guaranty of any obligation for the borrowing of money; (E) all Contracts relating to any securities of FLCI or rights in connection therewith, and
(ii) all Contracts which, as of the date hereof, would be required to be filed by FLCI with the SEC as "material contracts" pursuant to applicable securities laws ((i) and (ii) being collectively referred to as the "FLCI MATERIAL CONTRACTS"). FLCI is not a party to any oral Contract, agreement or other arrangement which, if reduced to written form, would be required to be listed in SCHEDULE 3.10(A).

        (b) The FLCI Material Contracts set forth the entire arrangement and understanding between FLCI and the respective third parties with respect to the subject matter thereof, and there have been no material amendments or side or supplemental arrangements to or in respect of any FLCI Material Contract. FLCI has made available for review by USOL and its representatives true and correct copies of all FLCI Material Contracts as currently in effect, and will furnish any further information that USOL may reasonably request in connection therewith. Each FLCI Material Contract is valid and in full force and effect and FLCI has performed all material obligations required to be performed thereunder. FLCI is not in default under or in breach or violation of any material term of any FLCI Material Contract and, to the knowledge of FLCI, no third party is in default under any material provision of any FLCI Material Contract, except, in each such case, for such defaults, breaches or violations which would not, individually or in the aggregate, have a material adverse effect on FLCI. Each FLCI Material Contract is enforceable against FLCI in accordance with its terms and, to the knowledge of FLCI, is enforceable against the other party thereto.

    3.11  ACCOUNTS RECEIVABLE.

    Each account receivable of FLCI summarized on the FLCI Financial Statements and the FLCI Unaudited Financial Statements (collectively, the "FLCI ACCOUNTS RECEIVABLE") represented, at the date of the applicable financial statement,
(a) a sale made in the ordinary course of business and which arose pursuant to an enforceable contract for an undisputed, bona fide sale of goods or for services performed, and FLCI had performed all of its obligations to produce the goods or perform the services to which such FLCI Accounts Receivable relates;
(b) except as adequately reserved against in the FLCI Balance Sheets and the FLCI Unaudited Balance Sheets, and except for any amounts the failure of which to collect would not have, individually or in the aggregate, a material adverse effect on FLCI, amounts owed which were not more than 30 days past due as of the applicable date, and which were not subject to any claim or reduction, counterclaim, set-off, recoupment or other claim for credit, allowances or adjustments by the Person owing such amount; and (c) except as reserved against on such balance sheets, to FLCI's knowledge, the FLCI Accounts Receivable were collectible in full within 60 days from the date of the applicable financial statement, in at least the amount at which they are carried on the books of FLCI. FLCI has not sold, assigned, or otherwise encumbered the FLCI Accounts Receivable.

    3.12  NO UNDISCLOSED LIABILITIES.

    Except as set forth on SCHEDULE 3.12, FLCI has no liabilities (absolute, accrued, contingent or otherwise) which are, in the aggregate, material to the business, operations or financial condition of FLCI, taken as a whole, except
(a) liabilities adequately provided for in the FLCI Financial Statements,
(b) contractual liabilities incurred in the ordinary course of business and not required under GAAP to be reflected on the FLCI Financial Statements,
(c) liabilities incurred in connection with this Agreement, or (d) other liabilities reflected on the FLCI Unaudited Balance Sheets or incurred since the Balance Sheet Date in the ordinary course of business which are not, in the aggregate, material to the business operations or financial condition of FLCI.

    3.13  ABSENCE OF LITIGATION.

    There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of FLCI, threatened against FLCI, or any properties or rights of FLCI before any court, arbitrator or administrative or Governmental Authority or body, domestic or foreign, that, individually or in the aggregate, could have a material adverse effect upon FLCI.

    3.14  EMPLOYEE MATTERS.

        (a) Except as specifically described in SCHEDULE 3.14(A), FLCI has no employee benefit plans (including, but not limited to, pension plans and health or welfare plans), arrangements or understandings, whether formal or informal ("FLCI EMPLOYEE PLANS"). FLCI does not now and has never contributed to a "multi-employer plan" as defined in Section 400(a)(3) of ERISA. FLCI has complied with all applicable provisions of ERISA and all rules and regulations promulgated thereunder, and neither FLCI nor any trustee, administrator, fiduciary, agent or employee thereof has at any time been involved in a transaction that would constitute a "prohibited transaction" within the meaning of Section 406 of ERISA as to any covered plan of FLCI. FLCI is not a party to any collective bargaining or other labor union agreement. FLCI has not, within the past five (5) years had, or been threatened with, any labor union activities, work stoppages or other labor trouble with respect to its employees.

        (b) FLCI has made available for review by USOL and its representatives and SCHEDULE 3.14(B) sets forth (i) a list of true and complete copies of all employment agreements with officers and directors of FLCI; (ii) a list of true and complete copies of all agreements with consultants where FLCI has obligations to make annual cash payments in an amount exceeding $25,000;
(iii) a schedule listing all officers of FLCI who have executed a non-competition agreement with FLCI; (iv) a list of true and complete copies of all severance agreements, programs and policies of FLCI with or relating to its employees, excluding programs and policies required to be maintained by law; and
(v) a list of true and complete copies of all plans, programs, agreements and other arrangements of FLCI with or relating to its employees which contain change-in-control provisions.

        (c) SCHEDULE 3.14(C) sets forth a true and complete list of each outstanding option to purchase FLCI Stock as of the date hereof, together with the identity of the holder of such option, the number of shares of FLCI Stock subject to such option, the date of grant of such option, the extent to which such option is or will become vested, the option price of such option (to the extent determined as of the date hereof), whether such option is intended to qualify as an ISO, and the expiration date of such option. SCHEDULE 3.14(C) also sets forth the total number of such ISOs and any nonqualified options.

    3.15  LABOR MATTERS.

    FLCI has been and currently is conducting its business in full compliance with all Laws relating to employment and employment practices, terms and conditions of employment, wages and hours and nondiscrimination in employment. FLCI's relationship with its employees is good, and there is no labor strike, dispute, slow-down or work stoppage actually pending or threatened against or involving FLCI which might affect in any material way its business. None of the employees of FLCI is covered by any collective bargaining agreement, no collective bargaining agreement is currently being negotiated, and, to the best knowledge or FLCI, no attempt is currently being made to organize any employees of FLCI to form or enter a labor union or similar organization. FLCI has not experienced any work stoppage or other material labor difficulty in the last five years.

    3.16  RESTRICTIONS ON BUSINESS ACTIVITIES.

    Except for this Agreement, there is no material agreement, judgment, injunction, order or decree binding upon FLCI which has or could reasonably be expected to have the effect of prohibiting or impairing any material business practice of FLCI, the acquisition of property by FLCI or the conduct of business by FLCI as currently conducted or as proposed to be conducted by FLCI following the Merger.

    3.17  REAL PROPERTY.

        (a) FLCI does not own any real property. SCHEDULE 3.17(A) lists all leases pursuant to which FLCI holds any real property ("FLCI REAL PROPERTY LEASES") and includes complete, accurate and insurable legal descriptions of such leased real property. No parcel of land subject to an FLCI Real Property Lease relies on or regularly makes use of access to the nearest public road or right-of-way over land owned by others, except where such access is by means of one or more valid recorded easements not subject to divestiture, the terms of which have been disclosed to USOL prior to the date hereof. FLCI has delivered to USOL true and complete copies of all FLCI Real Property Leases, together with copies of all reports of any engineers, environmental consultants or other consultants in its possession relating to any of the property subject to an FLCI Real Property Lease. All of the FLCI Real Property Leases are valid, enforceable and effective in accordance with their terms; all rentals, royalties and other monetary obligations thereunder payable have been fully paid; there is not under any FLCI Real Property Lease any existing or claimed default by FLCI or any other party thereto; there is not under any FLCI Real Property Lease any event or condition, which with or without notice or the passage of time, or both, would constitute a default by FLCI; and FLCI enjoys peaceable and undisturbed possession under all FLCI Real Property Leases. None of the FLCI Real Property Leases are encumbered by any Liens, other than Permitted Liens.

        (b) Each separate parcel of real estate subject to an FLCI Real Property Lease has adequate water supply, storm and sanitary sewer facilities, access to telephone, gas and electrical connections, fire protection, drainage and other public utilities, and has parking facilities that meet all requirements imposed by applicable Laws.

        (c) There is no pending or, to the best knowledge of FLCI, threatened or proposed proceeding or governmental action to modify the zoning classification of, or to condemn or take by the power of eminent domain (or to purchase in lieu thereof), or to classify as a landmark, or to impose special assessments on, or otherwise to take or restrict in any way the right to use, develop or alter, all or any part of the real property subject to the FLCI Real Property Leases.

    3.18  EQUIPMENT AND VEHICLES.

    SCHEDULE 3.18-1 sets forth a true and complete list of all equipment owned by FLCI ("FLCI EQUIPMENT"), other than items acquired by FLCI in the ordinary course of business from the date hereof through the Closing (and FLCI will identify in writing to USOL, prior to the Closing, each item so acquired which has a book value of $10,000 or more). SCHEDULE 3.18-2 lists all leases by FLCI of any item of personal property used in connection with the Business ("FLCI PERSONAL PROPERTY LEASES"). All of the FLCI Equipment and all of the other personal property leased by FLCI under the FLCI Personal Property Leases are presently utilized by FLCI in the ordinary course of its business. FLCI has delivered to USOL true and complete copies of all FLCI Personal Property Leases.

    3.19  INVENTORIES.

    FLCI does not maintain inventories.

    3.20  TAXES.

        (a) Except as set forth in SCHEDULE 3.20(A), FLCI has completed and timely filed with the appropriate taxing authority all Tax Returns required to be filed by it through the date hereof and will timely file any Tax Returns required to be filed on or prior to the Closing. FLCI has paid and discharged all Taxes due in connection with or with respect to all Tax Returns and has paid all other Taxes when due, and there are no other Taxes that would be due if asserted by a taxing authority, except such as are being contested in good faith by appropriate proceedings (to the extent that any such proceedings are required) and with respect to which FLCI is maintaining reserves to the extent currently required in all respects adequate for their payment. As of the time of filing, all Tax Returns were (and, as to Tax Returns not filed as of the date hereof, will be) complete and correct in all material respects. FLCI has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and has timely withheld from employee wages or other payments to creditors or independent contractors or stockholders and paid over to the proper taxing authority all amounts required to be so withheld and paid over. Except as set forth in
SCHEDULE 3.20(A), no claim has ever been made by a taxing authority in a jurisdiction where FLCI does not file Tax Returns that it is or may be subject to Taxes in that jurisdiction. FLCI has disclosed to the relevant taxing authority any position taken where the failure to make such disclosure would enable the taxing authority to subject a taxpayer to penalties or additions to tax that would have a material adverse effect upon FLCI. No taxing authority or agency is now asserting or, to FLCI's knowledge, is threatening to assert against FLCI any deficiency or claim for additional Taxes other than additional Taxes with respect to which an adequate reserve (in conformity with GAAP) has been established, as set forth in the most recently filed FLCI SEC Report. FLCI is not currently being audited by any taxing authority. There are no Tax liens on any assets of FLCI. No extension or waiver of a statute of limitations with respect to Taxes or Tax Returns is currently in effect for FLCI. The accruals and reserves for Taxes are in all material respects adequate to cover all Taxes accruable and unpaid through the Closing Date (including interest and penalties, if any, thereon and Taxes being contested) in accordance with GAAP, consistently applied with past practice. No material issue has been raised by a taxing authority on audit that is of a recurring nature and that would have a material adverse effect upon the Taxes of FLCI. FLCI has delivered to USOL for inspection all Tax Returns of, and all examination reports and statements of deficiency assessed against or agreed to by, FLCI for which the applicable statute of limitations has not expired. All material elections with respect to Taxes affecting FLCI as of the date hereof are set forth in SCHEDULE 3.20(A). FLCI has not entered into any transaction already recharacterized or which could be recharacterized with respect to Taxes on the grounds of tax avoidance, bad faith, or tax fraud.

        (b) FLCI has not made any payments, is not obligated to make any payments and is not a party to any agreement, contract or arrangement, including this Agreement, that may result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Section 280G of the Code or any payment that will not be deductible under Section 162(m) of the Code. FLCI does not own stock in a passive foreign investment company within the meaning of Section 1296 of the Code. FLCI has not filed a consent pursuant to
Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of any asset owned by FLCI. No property used by FLCI is property that FLCI is or will be required to treat as being owned by another Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954 as it existed prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of Section 168(h) of the Code. FLCI has not entered into any inter-company transaction within the meaning of Section 1.1502-13(b)(1) of the United States Treasury Regulations as to which deferred gains or losses have not been restored. FLCI does not have and has not had a branch in any foreign country. FLCI is not a party to any tax allocation or tax sharing agreements or documentation of similar arrangements. FLCI has not been and is not a member of an affiliated group (within the meaning of Section 1504(a) of the Code or a similar group defined under a similar provision of state, local, or foreign law, filing a consolidated tax return, and FLCI is not liable for the Taxes of any other Person or entity under United States Treasury Regulation Section 1.1502-6 (or any similar provision of state, foreign or local law), or as a transferee or successor, or by contract, or otherwise. FLCI operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Section 1.368-1(d) of the United States Treasury Regulations. FLCI is not an "investment company" as defined in Section 368(a)(2)(F) of the Code.

    3.21  ENVIRONMENTAL MATTERS.

    FLCI (i) has obtained all required Environmental Permits; (ii) is in substantial compliance with all material terms and conditions of such required Environmental Permits, and also is in substantial compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) as of the date hereof, is not aware of and has not received notice of any event, condition, circumstance, activity, practice, incident, action or plan which would interfere with or prevent continued compliance with or which would give rise to any material common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from FLCI's (or any of its agent's) manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge or release into the environment, of any pollutant, contaminant or hazardous or toxic material or waste, and (iv) has taken all actions necessary under applicable requirements of Laws, including the Environmental Laws, to register any products or materials required to be registered by FLCI (or any of its agents) thereunder.

    3.22  BROKERS.

    No investment bank, broker or finder is entitled to any fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of FLCI.

    3.23  INTERESTED PARTY TRANSACTIONS.

    Except as set forth in SCHEDULE 3.23, since the effective date of FLCI's Registration Statement and Prospectus dated July 28, 1998, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the SEC.

    3.24  INSURANCE POLICIES.

    There are no disputes with underwriters of FLCI's insurance policies or bonds, and all premiums due and payable with respect thereto have been paid. There are no pending or, to the best knowledge of FLCI, threatened terminations or premium increases with respect to any of such insurance policies or bonds and, to the best knowledge of FLCI, there is no condition or circumstance applicable to FLCI's business which is likely to result in such termination or increase. FLCI's business and the assets insured by such insurance policies are in compliance with all material conditions contained in such insurance policies or bonds; and such insurance policies are valid and in full force.

    3.25  VOTE REQUIRED.

    The affirmative vote of the holders of a majority of the outstanding shares of FLCI Common Stock is the only vote of the holders of any class or series of FLCI's capital stock necessary under its Articles of Incorporation, By-laws, applicable law and the rules of the National Association of Securities
Dealers, Inc., or Nasdaq to approve the Merger and the other transactions contemplated hereby.

    3.26  OTHER NEGOTIATIONS.

    FLCI is not engaged in discussions or negotiations with any Person or Persons with respect to, and has not solicited or furnished any information to any Person or Persons who, to FLCI's knowledge, is or are currently contemplating negotiations or an offer regarding, a consolidation or merger or other business combination, recapitalization, liquidation, or similar transaction, or any other transaction which could be conditioned upon, or otherwise require, the termination of this Agreement.

    3.27  FULL DISCLOSURE.

        (a) No statement contained in this Agreement or in any certificate or schedule furnished or to be furnished by or on behalf of FLCI to USOL pursuant to this Agreement, when taken together with all other statements contained herein or in other certificates and schedules furnished pursuant to this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary, in the light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

        (b) The information supplied by FLCI for inclusion or incorporation by reference in the proxy statement to be sent to the stockholders of FLCI in connection with the meeting of the stockholders of FLCI to consider the Merger and related matters (the "FLCI STOCKHOLDERS' MEETING") and relating to the FLCI Stock to be issued in connection with the Merger (such proxy statement as amended or supplemented being hereinafter referred to as the "PROXY STATEMENT") shall not (i) at the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to holders of FLCI Stock, (ii) at the time of the FLCI Stockholders' Meeting, and (iii) at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event or circumstance relating to FLCI or any of its Affiliates or its or their respective officers or directors should be discovered by FLCI which should be set forth in an amendment or a supplement to the Proxy Statement, FLCI shall promptly inform USOL of such event or circumstance.

    3.28  ANTI-TAKEOVER LAW.

    Neither the entering into this Agreement nor the consummation by FLCI of the transactions contemplated hereby will result in the prohibition of any business combination pursuant to Sections 60.801 - 60.845 of the Oregon Law.

    3.29  INTELLECTUAL PROPERTY.

        (a) TITLE. SCHEDULE 3.29(A) sets forth a true and complete list of all of the Intellectual Property that is owned by FLCI and primarily related to, currently used in, held for current use in connection with, or currently necessary for the conduct of, or otherwise material to its business (the "FLCI INTELLECTUAL PROPERTY ASSETS") other than Intellectual Property that is both not registered or subject to application or registration and not material to its business as currently conducted. The FLCI Intellectual Property Assets comprise all of the Intellectual Property necessary for FLCI to conduct and operate its business as it is now being conducted by FLCI.

        (b) NO INFRINGEMENT. The conduct of FLCI's business does not infringe or otherwise conflict with any rights of any Person in respect of any Intellectual Property. Except as set forth in SCHEDULE 3.29(B), to the best knowledge of FLCI, none of the FLCI Intellectual Property Assets is being infringed or otherwise used or available for use by any other Person.

        (c) LICENSING ARRANGEMENTS. SCHEDULE 3.29(C) sets forth all agreements or arrangements currently in effect (i) pursuant to which FLCI has licensed FLCI Intellectual Property Assets to, or the use of FLCI Intellectual Property Assets has been otherwise permitted (through settlement or similar agreements) by, any other Person and (ii) pursuant to which FLCI has had Intellectual Property licensed to it or has otherwise been permitted to use Intellectual Property (through settlement or similar agreements). All of the agreements or arrangements set forth in SCHEDULE 3.29(C): (x) are in full force and effect in accordance with their terms and no default exists thereunder by FLCI, or to the best knowledge of FLCI, by any other party thereto, (y) are free and clear of all Liens, other than Permitted Liens and (z) do not contain any change-in-control or other terms or conditions that will become applicable or inapplicable as a result of the transactions contemplated by the Agreement. FLCI has delivered to USOL true and complete copies of all licenses and arrangements (including amendments) set forth in the SCHEDULE 3.29(C).

        (d) NO INTELLECTUAL PROPERTY LITIGATION. No claim or demand of any Person has been made nor is there any proceeding that is pending or, to the best knowledge of FLCI, threatened, which (i) challenges the rights of FLCI in respect of any FLCI Intellectual Property Assets, (ii) asserts that FLCI is infringing or otherwise in conflict with, or is, required to pay any royalty, license fee, charge or other amount with regard to any Intellectual Property, or
(iii) claims that any default exists under any agreement or arrangement listed in SCHEDULE 3.29(C). None of the FLCI Intellectual Property Assets is

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
subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator, or administrative agency, or any Governmental Authority, or has been the subject of any litigation, whether or not resolved in favor of FLCI.

        (e) DUE REGISTRATION, ETC. SCHEDULE 3.29(E) sets forth the filing offices, domestic or foreign, where the FLCI Intellectual Property Assets have been registered, issued or filed. FLCI has taken such other actions that FLCI considers reasonably necessary to ensure full protection under any applicable laws or regulations, and such registrations, filings, issuances and other actions remain in full force and effect, in each case to the extent material to its business.

        (f) USE OF NAME AND MARK. There are, and immediately after the Closing will be, no contractual restriction or limitations pursuant to any orders, decisions, injunctions, judgments, awards or decrees of any Governmental Authority on FLCI's right to use the name and mark "FIRSTLINK" in the conduct of its business as presently carried on.

    3.30  ABSENCE OF CERTAIN BUSINESS PRACTICES.

    To the best knowledge of FLCI, neither FLCI nor any officer, employee or agent of FLCI, nor any other Person acting on their behalf, has, directly or indirectly, since January 1, 1998 given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder FLCI's business (or assist FLCI in connection with any actual or proposed transaction relating to its business)
(i) which subjected FLCI to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, might have a material adverse effect, (iii) which if not continued in the future, might have a material adverse effect or subject FLCI to suit or penalty in any private or governmental proceeding, or (iv) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

    3.31  TERRITORIAL RESTRICTIONS.

    FLCI is not a party to any agreement or understanding, whether written or oral, with any other Person which restricts it from carrying on its business anywhere in the world.

    3.32  YEAR 2000 COMPLIANCE.

    All of the computer hardware, software and information systems, including without limitation the financial, operational and manufacturing systems, owned or used by FLCI (i) are prior to, during and after calendar year 2000 A.D. capable of operating in all material respects without errors relating to date data, including errors relating to date data which represents or references different calendar centuries or more than one century, and of providing all date related functionalities, interfaces and data fields, including the indication of century; (ii) are able to accurately manage and process data and date-related data (including, but not limited to, calculating, comparing, sequencing and sorting) from, into and between the 20th and 21st centuries, including single and multiple centuries and leap years; and (iii) shall not abnormally terminate or provide invalid or incorrect results due to date or date-related data, specifically including date data which represents or references different centuries or more than one century.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF USOL

    USOL hereby represents and warrants to FLCI that each of the following is true, correct, and complete as of the date hereof:

    4.1  ORGANIZATION.

        (a) USOL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. USOL has full corporate power and authority to own, lease and operate its properties and to carry on its business as such business is now conducted and proposed to be conducted. The copies of the Certificate of Incorporation of USOL, certified by the Secretary of State of the State of Delaware, and the By-laws of USOL, each of which have been delivered to FLCI by USOL, are true and complete copies thereof, and are in full force and effect. USOL is not in violation of its Certificate of Incorporation or its By-laws.

        (b) Except as set forth in SCHEDULE 4.1(b), USOL has no subsidiaries and does not, directly or indirectly, own or have the contractual right or obligation to acquire any equity interest in any other corporation, partnership, joint venture, trust or other business organization. USOL is the record and beneficial owner of all of the capital stock of each of the corporations listed in SCHEDULE 4.1(b). Except as disclosed in SCHEDULE 4.1(b), USOL has not made any investment in, loan to, or advance of cash or other extension of credit to any Person, other than in the ordinary course of its business.

    4.2  CAPITALIZATION.

        (a) The authorized capital stock of USOL consists of (i) 30,000,000 shares of common stock, $.001 par value per share, of which 3,175,000 shares are currently issued and outstanding, and (ii) 2,000,000 shares of Preferred Stock, $.001 par value per share, 1,700,000 shares of which have been designated as the "Series A Convertible Preferred Stock," of which 1,262,000 shares are currently issued and outstanding and 300,000 shares of which have been designated as the "Series B Convertible Preferred Stock," of which 218,000 shares are currently issued and outstanding. EXHIBITS 2.6(b)-1 and 2.6(b)-2 set forth the Certificate of Designations of the USOL Series A Preferred Stock and the USOL Series B Preferred Stock, respectively. All of the outstanding shares of capital stock of USOL have been duly authorized, are validly issued, fully paid and non-assessable, and the holders thereof are not entitled to cumulative voting rights or preemptive rights. There are no obligations, contingent or otherwise, of USOL or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of USOL Common Stock or the capital stock of any Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity other than guarantees of bank obligations of Subsidiaries entered into in the ordinary course of business. Except as set forth in SCHEDULE 4.2(a), there are no outstanding options to purchase or warrants, privileges or rights to subscribe to or purchase any shares of USOL's capital stock or securities issued by USOL convertible into or exchangeable for shares of USOL's capital stock or other securities of USOL or commitments, understandings or intentions to issue any additional shares or options, warrants, privileges or rights to subscribe for shares of USOL's capital stock.

        (b) USOL has obtained a commitment for $35 million of senior notes (the "SENIOR NOTES") on the terms and conditions described in SCHEDULE 4.2(b).

        (c) USOL has no short-term or long-term debt obligations, except as set forth in SCHEDULE 4.2(c), and except for obligations incurred in the ordinary course of business in individual amounts not greater than $25,000.

    4.3  QUALIFICATION IN FOREIGN JURISDICTIONS.

    USOL is duly qualified or licensed and in good standing as a foreign corporation duly authorized to do business in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted by it makes such qualification or licensing necessary, except for any jurisdiction(s) in which the failure to so qualify would not have a material adverse effect upon USOL. SCHEDULE 4.3 sets forth each state in which USOL is qualified to do business as a foreign corporation.

    4.4  AUTHORITY RELATIVE TO THIS AGREEMENT.

    USOL has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by USOL and the consummation by USOL of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of USOL are necessary to authorize this Agreement or to consummate the transactions so contemplated. The Board of Directors of USOL has determined that it is advisable and in the best interest of USOL's stockholders for USOL to enter into the Merger with FLCI upon the terms and subject to the conditions of this Agreement. This Agreement has been duly and validly executed and delivered by USOL and, assuming the due authorization, execution and delivery by FLCI, constitutes a legal, valid and binding obligation of USOL, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and similar laws from time to time in effect that affect creditors' rights generally, and by legal and equitable limitations on the availability of specific remedies.

    4.5  NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

        (a) The execution and delivery of this Agreement by USOL does not, and the performance of this Agreement by USOL will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of USOL; (ii) conflict with or violate any Law applicable to USOL or any of its subsidiaries or by which any of their respective properties is bound or affected; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default), or impair USOL's or any of its Subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, any USOL Material Contract; or (iv) result in the creation of a Lien on any of the properties or assets of USOL or any of its Subsidiaries pursuant to, any note, bond mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which USOL or any of its Subsidiaries is a party or by which USOL or any of its Subsidiaries, or any of their respective properties, is bound or affected, except in the case of clauses (ii), (iii) and
(iv) for such breaches, defaults or other occurrences that would not, individually or in the aggregate, have a material adverse effect upon USOL.

        (b) The execution and delivery of this Agreement by USOL does not, and the performance of this Agreement and the transactions contemplated hereby by USOL will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) the consents, approvals or Permits set forth in SCHEDULE 4.5(b), (ii) for applicable requirements, if any, of the Securities Act, the Exchange Act, state securities laws, and the filing and recordation of appropriate merger or other documents as required by the Delaware Law and the Oregon Law, and (iii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay consummation of the Merger, or otherwise prevent or delay USOL from performing its obligations under this Agreement, or would not otherwise have a material adverse effect on USOL.

    4.6  BROKERS.

    Except as set forth in SCHEDULE 4.6, no investment bank, broker or finder is entitled to any fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of USOL. USOL has heretofore furnished to FLCI true and complete copies of all agreements between USOL and any other Person, pursuant to which such other firm would be entitled to any payment relating to the transactions contemplated hereunder.

    4.7  OTHER NEGOTIATIONS.

    USOL is not engaged in discussions or negotiations with any Person or Persons with respect to, and has not solicited or furnished any information to any Person or Persons who, to USOL's knowledge, is or are currently contemplating negotiations or an offer regarding, a consolidation or merger or other business combination, recapitalization, liquidation, or similar transaction, or any other transaction which could be conditioned upon, or otherwise require, the termination of this Agreement.

    4.8  FULL DISCLOSURE.

        (a) No statement contained in this Agreement or in any certificate or schedule furnished or to be furnished by or on behalf of USOL to FLCI pursuant to this Agreement, when taken together with all other statements contained herein or in other certificates and schedules furnished pursuant to this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary, in the light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

        (b) Any information supplied by USOL for inclusion or incorporation by reference in the Proxy Statement shall not (i) at the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to holders of FLCI Stock, (ii) at the time of the FLCI Stockholders' Meeting, or (iii) at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event or circumstance relating to USOL or its officers or directors should be discovered by USOL which should be set forth in a supplement to the Proxy Statement, USOL shall promptly inform FLCI of such event or circumstance.

    4.9  LOCKUP AGREEMENT.

        (a) USOL has obtained, and has delivered to FLCI, the agreement of each holder of any share of USOL Preferred Stock that such holder, except as provided in SCHEDULE 4.9, for a period of one (1) year after the Effective Time, but in no event later than eighteen (18) months from the date hereof, shall not sell, pledge, encumber or otherwise transfer or dispose of, and shall not permit to be sold, encumbered, attached or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law ("TRANSFER"), all or any portion of the shares of Company Preferred Stock that such holder owns or hereafter acquires.

        (b) USOL has obtained, through execution and delivery of the Common Stockholder and Warrant Holder Registration Rights Agreement dated as of the date hereof, the agreement of each holder of USOL Common Stock and each holder of a USOL Warrant that such holder, for a period of six months after the Effective Time, but in no event later than nine (9) months from the date hereof (the "LOCKUP PERIOD"), shall not Transfer, and shall not permit to be Transferred, all or any portion of the shares of Company Common Stock or of the Company Warrants that such holder owns or hereafter acquires; PROVIDED, HOWEVER, that during the Lockup Period, each such holder may make Transfers to Qualified Institutional Buyers (as such term is defined in Rule 144A under the Securities
Act); and PROVIDED FURTHER, that each such holder may (i) transfer all or any part of such holder's USOL Common Stock and/or USOL Warrants to one or more Affiliates which, for purposes of this Section 4.9(b), shall include members of any holder which is a limited liability company, employees or directors of each such holder; (ii) Transfer such holder's USOL Common Stock and/or USOL Warrants in connection with any exchange, reclassification or other conversion of shares into any cash, securities or other property pursuant to a merger or consolidation of the Company or any of its subsidiaries with, or any sale or transfer by the Company or any of its subsidiaries of all or substantially all its assets to, any

Person; and (iii) Transfer such holder's USOL Common Stock and/or USOL Warrants in connection with any statutory share exchange or any recapitalization of the Company or any of its subsidiaries; and PROVIDED FURTHER, that if the conditions precedent for USOL to exercise the call option under Section 8 of the USOL Other Warrants exist, then the Lockup Period with respect to the Company Other Warrants shall terminate.

        (c) USOL has obtained, through execution and delivery by Don Barlow and Robert Solomon (for the purposes of this paragraph only, the "HOLDERS") of the Officers Indemnification Agreement dated as of the date hereof, and has delivered to FLCI, the agreement of each such holder with respect to the Company Common Stock that such holder, for a period of one year after the Effective Time, but in no event later than eighteen (18) months from the date hereof (the "OTHER LOCKUP PERIOD"), shall not Transfer, and shall not permit to be Transferred, all or any portion of the shares of Company Common Stock that such holder owns or hereafter acquires.

    4.10  INCORPORATION OF REPRESENTATIONS AND WARRANTIES BY REFERENCE.

    The representations and warranties and related schedules and disclosure memoranda of (a) USOC set forth in the USOC Asset Purchase Agreement and
(b) GMAC-CM set forth in the TSD Asset Purchase Agreement are hereby incorporated by reference as though made by USOL and fully set forth herein.

                                   ARTICLE V
                     CONDUCT OF BUSINESS PENDING THE MERGER

    5.1  CONDUCT OF BUSINESS BY USOL AND FLCI PENDING THE MERGER.

    During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, unless the other party shall otherwise agree in writing, and except as to USOL, the actions permitted to be taken by USOL Sub pursuant to the USOC Asset Purchase Agreement and the transactions contemplated thereby, each of USOL and FLCI shall conduct its respective business and shall cause the businesses of its subsidiaries to be conducted only in, and each of USOL and FLCI and its subsidiaries shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and each of USOL and FLCI shall use reasonable efforts to preserve the business organization of itself and its subsidiaries, to keep available the services of the present officers, key employees and consultants of itself and its subsidiaries and to preserve the present relationships of itself and its subsidiaries with customers, suppliers and other Persons with which it or any of its subsidiaries has significant business relations. By way of amplification and not limitation, except as contemplated by this Agreement, neither USOL nor FLCI, nor any of their respective subsidiaries shall, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time do, or propose to do, any of the following without the prior written consent of the other party:

        (a) propose to or amend or otherwise change its Articles or Certificate of Incorporation or By-laws;

        (b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class (other than the sale or issuance of common stock upon the exercise of outstanding options listed in SCHEDULE 3.2 or SCHEDULE 3.14(c) hereto (with respect to FLCI); or in SCHEDULE 4.2(a) hereto (with respect to USOL), or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) of FLCI or USOL, as the case may be, or any of their respective subsidiaries (PROVIDED that consent for grants of employee stock options to newly hired employees pursuant to existing stock option plans consistent with past practice shall not be unreasonably withheld);

        (c) sell, pledge, mortgage, dispose of or encumber any of its assets or any assets of its subsidiaries, except for (i) sales of products (or licenses thereto) and services in the ordinary course of business consistent with past practice, (ii) dispositions of obsolete or worthless assets, and (iii) sales of immaterial assets not in excess of $10,000 in the aggregate;

        (d) except as is contemplated by Section 6.5, alter the price or accelerate, amend or change the period (or permit any acceleration, amendment or change) of exercisability of options or restricted stock granted under the Employee Plans (including stock option plans) or authorize cash payments in exchange for any options granted under any of such plans;

        (e) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, except for the declaration and payment of any required dividend by USOL on the USOL Preferred Stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) amend the terms of, repurchase, redeem or otherwise acquire, or permit any subsidiary to repurchase, redeem or otherwise acquire, any of its securities or any securities of its subsidiaries, or propose to do any of the foregoing;

        (f) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money (except for the issuance of the Senior Notes), or issue any debt securities or assume, guarantee (other than guarantees of bank debt of such party's subsidiaries entered into in the ordinary course of business) or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, except in each case in the ordinary course of business consistent with past practice; (iii) enter into or amend any USOL Material Contract or FLCI Material Contract, as the case may be, other than in the ordinary course of business consistent with past practice; (iv) authorize any capital expenditures or purchase of fixed assets which are, in the aggregate, in excess of $25,000 for such party and its subsidiaries taken as a whole; or (v) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 5.1;

        (g) except, as to FLCI, for increases consistent with past practice and disclosed on SCHEDULE 5.1(g) in salary or wages of employees of FLCI or its subsidiaries who are not officers and except, as to USOL, for Persons other than Robert Solomon and Donald Barlow, increase the compensation payable or to become payable to its officers or employees, or grant any severance or termination pay to, or enter into any employment or severance agreement with any director, officer or other employee of such party or any of its subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, stock purchase, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees, except, in each case, as may be required by law, and except for ministerial updating of plans and trusts which does not affect the benefits thereunder;

        (h) take any action to change accounting policies or procedures (including, without limitation, procedures with respect to revenue recognition, payments of accounts payable, and collection of accounts receivable);

        (i) make any material tax election inconsistent with past practices or settle or compromise any material Federal, state, local or foreign tax liability or agree to an extension of a statute of limitations except to the extent the amount of any such settlement has been reserved for on the USOL Unaudited Balance Sheet or the FLCI Unaudited Balance Sheet, each as on the Balance Sheet Date, as the case may be;

        (j) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the financial statements of such party or incurred in the ordinary course of business and consistent with past practice;

        (k) take any action which would make any of the representations or warranties of such party contained in this Agreement materially untrue or incorrect or prevent such party from performing in all material respects or cause such party not to perform in all material respects its covenants hereunder;

        (l) cancel or waive any claim or right of substantial value or settle any material pending litigation;

        (m) pay, discharge, or satisfy any material claim or liability before it becomes due or fail to pay accounts payable in accordance with their terms;

        (n) knowingly take or allow to be taken or fail to take any action which act or omission would jeopardize qualification of any of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code; or

        (o) agree to do any of the foregoing.

    5.2  NO SOLICITATION BY USOL OR FLCI.

        (a) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, neither USOL nor FLCI shall, directly or indirectly, through any officer, director, employee, representative or agent of USOL or FLCI, including, without limitation, any investment banker, attorney, or accountant retained by FLCI or USOL, as the case may be, or any of its subsidiaries, (i) initiate, solicit, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of assets representing a substantial portion of the assets of either USOL or FLCI, as applicable, including a sale of shares representing 20% or more of the outstanding USOL Stock or FLCI Stock, including, without limitation, by way of tender offer or exchange offer other than the Merger and the other transactions relating to this Agreement (any of the foregoing inquiries or proposals being referred to in this Agreement as an "ACQUISITION PROPOSAL"); or, subject to the applicable fiduciary duties of the respective directors of USOL and FLCI, as determined by such directors in good faith after consultation with and based upon the advice of legal counsel, (ii) engage in negotiations or discussions concerning, or provide to any Person or entity non-public information or data regarding FLCI or USOL or any of their respective subsidiaries, as applicable, for the purpose of, or otherwise cooperate with or assist or participate in, facilitate or encourage, any inquiries regarding the making of an Acquisition Proposal, (iii) agree to, approve, or recommend any Acquisition Proposal or (iv) take any other action inconsistent with the obligations of USOL or FLCI, as applicable; PROVIDED, HOWEVER, that any conversations, solicitations or negotiations conducted by either party or their respective representatives regarding an acquisition proposal solely with respect to the Surviving Corporation shall not be deemed to violate any of the foregoing provisions of this Section 5.2(a).

        (b) Either party shall immediately notify the other party after receipt of any Acquisition Proposal or any request for nonpublic information relating to such party or any of its subsidiaries in connection with an Acquisition Proposal or for access to the properties, books or records of such party or any subsidiary by any Person that informs the Board of Directors or officers of such party or such subsidiary that it intends to make, or has made, an Acquisition Proposal. Such notice to the other party shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact.

        (c) Both parties shall use reasonable efforts to ensure that the officers and directors of USOL and FLCI and their respective subsidiaries and any investment banker or other advisor or representative retained by such party are aware of, and comply with, the restrictions described in this Section 5.2.

                        ARTICLE VI ADDITIONAL AGREEMENTS

    6.1  PROXY STATEMENT.

        (a) As promptly as practicable after the execution of this Agreement, FLCI shall prepare and file with the SEC the Proxy Statement, which shall be in form and substance satisfactory to USOL. FLCI shall cause the Proxy Statement to comply in all material respects with the Securities Act, the Exchange Act and the regulations thereunder. FLCI shall use reasonable efforts to have or cause the Proxy Statement to be cleared as promptly as practicable, and shall take all actions required under any applicable federal or state securities laws or the rules and regulations of Nasdaq in connection with the issuance of shares of FLCI Stock pursuant to the Merger. Without limiting the generality of the foregoing, FLCI agrees to use all reasonable efforts, after consulting with USOL, to respond promptly to any comments made by the SEC with respect to the Proxy Statement (including each preliminary version thereof).

        (b) Each of USOL and FLCI shall, and shall cause its respective representatives to, fully cooperate with the other party and its respective representatives in the preparation of the Proxy Statement, and shall, upon request, furnish the other party with all information concerning it and its Affiliates, directors, officers and stockholders as the other may reasonably request in connection with the preparation of the Proxy Statement.

        (c) As promptly as practicable after the Proxy Statement has been cleared by the SEC, FLCI shall cause the Proxy Statement to be mailed to its stockholders. Thereafter, USOL and FLCI shall each notify the other as promptly as practicable upon becoming aware of any event or circumstance which should be described in an amendment of, or a supplement to, the Proxy Statement. FLCI shall notify USOL as promptly as practicable after the receipt by it of any written or oral comments of the SEC on, or of any written or oral request by the SEC for amendments or supplements to, the Proxy Statement, and FLCI shall promptly supply USOL with copies of all correspondence between it or any of its representatives and the SEC with respect to any of the foregoing filings.

    6.2  FLCI STOCKHOLDERS' MEETING.

    FLCI shall, in accordance with its charter documents, call and hold (i) the FLCI Stockholders' Meeting as promptly as practicable for the purpose of voting upon the approval of the Merger and this Agreement, (ii) the approval of the Re-incorporation, and (iii) the approval of the increase in authorized capital stock required to consummate the Merger, and FLCI shall use its best efforts to hold the FLCI Stockholders' Meeting as soon as permitted by the proxy rules under the Exchange Act. FLCI shall use its best efforts to obtain from the stockholders owning more than 50% of the FLCI Stock, proxies in favor of the approval of (i) the Merger and this Agreement, (ii) the Re-incorporation, and
(iii) the increase in authorized capital stock required to consummate the Merger. Subject to the applicable fiduciary duties of FLCI's directors, as determined by such directors in good faith after consultation with and based upon the written advice of legal counsel, FLCI shall take all other action necessary or advisable to secure the vote or consent of stockholders required by the applicable Law to obtain such approvals, including, without limitation, the inclusion in the Proxy Statement of the recommendation of its Board of Directors that its shareholders vote in favor of the approval and adoption of this Agreement and the transactions related hereto.

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
    6.3  ACCESS TO INFORMATION; CONFIDENTIALITY.

    Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which USOL or FLCI may be subject (from which USOL and FLCI shall each use reasonable efforts to be released), USOL and FLCI shall each (and USOL shall cause each of its subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other, reasonable access, during the period from the date of this Agreement to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, USOL and FLCI shall each furnish promptly to the other all information concerning its business, properties and personnel as such other party may reasonably request, and USOL and FLCI shall each make available to the other the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the other's business, properties and personnel as either FLCI or USOL may reasonably request. Each party shall keep such information confidential in accordance with the terms of the Confidentiality and Standstill Agreement, dated May, 1999, entered into between FLCI and USOL.

    6.4  CONSENTS, APPROVALS.

    USOL and FLCI shall each use its reasonable best efforts to obtain all consents, waivers, approvals, authorizations or orders (including, without limitation, all Governmental Approvals), and USOL and FLCI shall make all filings (including, without limitation, all filings with Governmental Authorities or regulatory agencies) required in connection with the authorization, execution and delivery of this Agreement by USOL and FLCI and the consummation by them of the transactions contemplated hereby. USOL and FLCI shall furnish all information required to be included in the Proxy Statement, or for any application or other filing to be made pursuant to the rules and regulations of any Governmental Authority in connection with the transactions contemplated by this Agreement. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to otherwise satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement. FLCI and USOL shall each use reasonable efforts to cause the Merger to qualify, and will not (either before or after consummation of the Merger) take any actions which could prevent the Merger from qualifying, as a reorganization within the meaning of Section 368(a)(1)(A) of the Code.

    6.5  STOCK OPTIONS.

        (a) At the Effective Time, the obligation to issue shares under each then outstanding option to purchase USOL Common Stock (each a "USOL STOCK OPTION") granted under USOL's Stock Option Plan, as amended, shall be assumed by FLCI and each such option shall be converted into an option to acquire, on the same terms and conditions as were applicable under such USOL Stock Option prior to the Effective Time, the whole number of shares of FLCI Common Stock as the holder of such USOL Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time (not taking into account whether or not such option was in fact exercisable). The exercise price of the options shall be a price per share equal to the exercise price for shares of USOL Common Stock otherwise purchasable pursuant to such USOL Stock Option; PROVIDED, HOWEVER, that the exercisability or the other vesting of the assumed options and the underlying stock shall continue to be determined by reference to stock option agreements executed pursuant to USOL's Stock Option Plan; and PROVIDED FURTHER, that references in any USOL Stock Option to USOL, the Board of Directors of USOL or any committee thereof, and any USOL Stock Option Plan, shall, commencing at the Effective Time, unless inconsistent with the context, be to FLCI, the board of directors of FLCI or a committee thereof, and FLCI's 1998-1999 Combined Incentive Stock Option and Nonqualified Stock Option Plan, respectively.

        (b) As soon as practicable after the Effective Time, FLCI shall deliver to each holder of an outstanding USOL Stock Option an appropriate notice setting forth such holder's rights pursuant thereto and such USOL Stock Option shall continue in effect on the same terms and conditions. FLCI shall comply with the terms of all such USOL Stock Options and ensure, to the extent required by, and subject to the provisions of, any USOL Stock Plan, that USOL Stock Options which qualified for special tax treatment prior to the Effective Time continue to so qualify after the Effective Time. FLCI shall take all corporate action necessary to reserve for issuance a sufficient number of shares of FLCI Common Stock for delivery pursuant to the terms set forth in this Section 6.5.

        (c) FLCI shall use its reasonable best efforts after the Effective Time to file and maintain the effectiveness of a registration statement under the Securities Act with respect to the issuance by FLCI of shares of FLCI Common Stock which may be issued pursuant to the USOL Stock Options as provided for above in this Section 6.5.

    6.6  WARRANTS.

    At the Effective Time, FLCI shall assume in writing all obligations under the USOL Other Warrants and the USOL TSD Warrants, and the holders of the USOL Other Warrants and the USOL TSD Warrants thereafter shall have the right to acquire, on the same pricing and payment terms and conditions as are currently applicable under the USOL Other Warrants and the USOL TSD Warrants, as applicable, the same number of shares of FLCI Common Stock as the holders of such warrants would have been entitled to receive in the Merger had such holder exercised such warrants in full immediately prior to the Effective Time.

    6.7  NOTIFICATION OF CERTAIN MATTERS.

    USOL shall give prompt notice to FLCI, and FLCI shall give prompt notice to USOL, of (i) the occurrence or non-occurrence of any event which would cause any representation or warranty made by the respective parties in this Agreement to be materially untrue or inaccurate, and (ii) any failure of USOL or FLCI, as the case may be, to materially comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this Section 6.7 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice, and PROVIDED FURTHER, that failure to give such notice shall not be treated as a breach of covenant for the purposes of Sections 7.2(b) or 7.3(b) unless the failure to give such notice results in material prejudice to the other party.

    6.8  PUBLIC ANNOUNCEMENTS.

    FLCI and USOL shall consult with each other before issuing any press release or other public statement with respect to the Merger or this Agreement, and any such press release shall state that it is being made by both FLCI and USOL. FLCI and USOL shall not issue any such press release or make any such public statement without the prior consent of the other party, which shall not be unreasonably withheld; PROVIDED, HOWEVER, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the written advice of counsel be required by law if it has used reasonable efforts to consult first with the other party, and has provided the other party with at least 24 hours notice of such release.

    6.9  APPLICATION FOR NASDAQ APPROVAL.

    FLCI agrees to use its best efforts to prepare and file with Nasdaq such applications, notices, reports and other information as may be reasonably required to obtain the approval by Nasdaq of the continued listing of FLCI's common stock outstanding prior to the consummation of the Merger and the FLCI Common Stock, and FLCI's warrants outstanding prior to the Effective Time and the FLCI Warrants that are currently listed on Nasdaq following consummation of the transactions provided for herein. USOL agrees to provide FLCI with such documents, information and other materials as FLCI

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
may reasonably request in connection with effecting such application and to otherwise cooperate with FLCI in its efforts to obtain such Nasdaq approval. FLCI and USOL shall cooperate with each other in applying for a new listing of the FLCI Common Stock and the FLCI Warrants on the Nasdaq National Market and having the FLCI Common Stock and the FLCI Warrants designated as national market system securities.

    6.10  DELIVERY OF ADDITIONAL FILINGS.

    Following the execution of this Agreement and until the Closing, FLCI shall provide USOL with copies of any and all reports, filings, notices or other information which FLCI may prepare and file with or receive from the SEC, Nasdaq or any other Governmental Authority (and shall give USOL an opportunity to review and comment on any such filings).

    6.11  ACCOUNTANT'S COMFORT LETTERS.

    USOL and FLCI shall each use reasonable efforts to cause their respective independent public accountants to deliver to the other party a letter covering such matters as may be requested by such other party, with respect to such matters as are customarily addressed in certified public accountant's "comfort" letters with respect to the type of transactions contemplated by this Agreement.

    6.12  INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE.

    All rights to indemnification now existing in favor of the present or former directors or officers of USOL as provided in USOL's Certificate of Incorporation or By-laws, which rights are in effect as of the date hereof, shall, with respect to matters occurring prior to the Effective Time, survive the Merger and continue in full force and effect after the Effective Time. All rights to indemnification in respect of any such claim or claims shall continue until disposition of such claim or claims. FLCI and USOL further agree that all rights to indemnification now existing in favor of the present or former directors or officers of USOL in any indemnification agreement between such Person and USOL shall survive the Merger and continue in full force and effect in accordance with the terms of such agreement. Until the sixth anniversary of the Effective Time, FLCI shall maintain in effect with respect to matters occurring prior to the Effective Time, to the extent available, the policy of directors' and officers' liability insurance currently maintained by USOL on behalf of its officers and directors; PROVIDED, HOWEVER, that FLCI may substitute therefor a policy containing coverage, terms and conditions which are no less advantageous to such present or former directors and officers of USOL. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this
Section 6.12 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each present and former director and officer of USOL and shall be binding on all successors and assigns of the Surviving Corporation. In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 6.12.

    6.13  EMPLOYEE BENEFITS

        (a) FLCI will maintain without change for a period of twelve months after the Effective Time each severance program and policy of USOL listed in
Section 5.14 of the Disclosure Memorandum attached to the USOC Asset Purchase Agreement (including any such plan, program or policy that is subject to the approval of the Board of Directors of USOL as of the date of this Agreement) with respect to each FLCI employee who was employed by USOL immediately prior to the Effective Time and for purposes of any such severance program or policy and any severance program and policy which USOL was required to maintain by law. FLCI will give full credit to each such FLCI employee for all service performed for USOL by such employee. FLCI will honor all severance and retention agreements of USOL in effect as of the Effective Time.

        (b) With respect to each FLCI Employee Plan, each FLCI employee employed by USOL immediately prior to the Effective Time shall receive credit for all service performed for USOL; such service credit shall apply for all purposes, including but not limited to any vacation, sick time, insurance or other benefits and any eligibility or vesting requirements under any FLCI Employee Plan.

        (c) As of the Effective Time, each FLCI employee who was employed by USOL immediately prior to the Effective Time shall be enrolled in the Person Choice Account group health benefit plan for employees of FLCI, or any successor plan thereto ("GROUP HEALTH PLAN") and shall be entitled to participate in the Group Health Plan without limitation or exclusion for any preexisting conditions applicable to any such employee or his or her enrolled dependents, except to the extent that any such preexisting condition limitation or exclusion applied to such individual under the group health plan provided by USOL prior to the Effective Time. For purposes of participation in the Group Health Plan, each FLCI employee employed by USOL immediately prior to the Effective Time shall also receive credit for all payments made toward deductible, co-payment and out-of-pocket limits under the group health plan of USOL in which such employee was a participant immediately prior to the Effective Time for the plan year which includes the Effective Time as if such payments had been made for similar purposes for such period under the Group Health Plan by an employee employed by FLCI immediately prior to the Effective Time.

    6.14  STOCKHOLDER LITIGATION.

    Each of FLCI and USOL shall give the other the reasonable opportunity to participate in the defense of any stockholder litigation arising in connection with the transactions contemplated hereby against FLCI or USOL, as applicable, and their respective directors.

    6.15  ACCREDITED INVESTORS.

    Prior to the Effective Time, USOL shall deliver to FLCI evidence reasonably satisfactory to FLCI that each holder of USOL Stock is an "Accredited Investor" as such term is defined in Regulation D of the Securities Act.

                                  ARTICLE VII
                            CONDITIONS TO THE MERGER

    7.1  CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE MERGER.

    Unless waived, in whole or in part, by the applicable party, the respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

        (a) No proceeding in respect of the Proxy Statement shall have been initiated or threatened by the SEC.

        (b) This Agreement, the Merger, the increase in the authorized capital stock of FLCI required to consummate the Merger, and the Re-incorporation shall have been approved by the requisite vote of the stockholders of FLCI.

        (c) No statute, rule, regulation, order, decree or injunction shall have been enacted, entered, promulgated or enforced by any court or Governmental Authority of competent jurisdiction which restrains, enjoins or otherwise prohibits the consummation of the Merger; PROVIDED, HOWEVER, that USOL and FLCI shall use their reasonable best efforts to have any such order, decree or injunction vacated.

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
        (d) FLCI and USOL shall have received the written opinion of Jenkens & Gilchrist, in form and substance reasonably satisfactory to each of them to the effect that the Merger will constitute a reorganization within the meaning of
Section 368(a) of the Code.

        (e) The shares of FLCI Common Stock to be issued in the Merger shall have been approved for quotation on Nasdaq, subject to official notice of issuance.

        (f) All corporate and other proceedings and actions taken in connection with this Agreement and all certificates, opinions, agreements, instruments, and documents mentioned in this Agreement or incident to any such transactions shall have been delivered to the appropriate party or third party, and be reasonably satisfactory in form and substance to USOL, FLCI, and their respective counsel.

        (g) There shall not have occurred and be continuing at any time within 30 days prior to the proposed Effective Time (i) any suspension in trading on Nasdaq, any fixing of minimum or maximum prices for trading on Nasdaq by the NASD or SEC or any other Governmental Authority, (ii) the declaration of a banking moratorium by federal, Oregon, Colorado or Texas Governmental Authorities; (ii) an outbreak or major escalation of hostilities between the United States and any foreign power or other insurrection or armed conflict involving the United States.

    7.2  ADDITIONAL CONDITIONS TO OBLIGATIONS OF FLCI.

    Unless waived, in whole or in part, in writing by FLCI, the obligations of FLCI to effect the Merger are also subject to the fulfillment prior to or at the Effective Time, of each of the following conditions:

        (a) The representations and warranties of USOL contained in this Agreement shall be true and correct in all material respects on and as of the Effective Time, except for (i) changes contemplated or permitted by this Agreement, (ii) those representations and warranties which address matters only as of a specified date (which shall remain true and correct as of such date), and (iii) where the failure to be true and correct would not have a material adverse effect upon USOL.

        (b) USOL shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by USOL on or prior to the Effective Time.

        (c) No material adverse change in the business, property, prospects, results of operations or conditions (financial or otherwise) of USOL shall have occurred between the date of this Agreement and the Effective Time.

        (d) No action or proceeding by any Governmental Authority or other Person (an "ACTION") shall have been instituted or threatened which (i) might have a material adverse effect on USOL; (ii) would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the complete consummation of the Merger; or (iii) seeks to prohibit or limit the Surviving Corporation from exercising all material rights and privileges pertaining to its ownership of all or a material portion of the business or assets of USOL and the Predecessor Entities, and which would, in the reasonable judgment of FLCI make it inadvisable to consummate such transactions; PROVIDED, HOWEVER, that if an Action has been instituted, or an order issued pursuant to an Action, that FLCI and USOL shall use their reasonable best efforts to have any such order or Action dismissed or vacated.

        (e) USOL shall have delivered to FLCI a certificate signed by USOL's President and Chief Financial Officer, dated the date of the Closing, certifying that the conditions specified in Sections 7.2(a), 7.2(b), 7.2(c) and 7.2(d) of this Agreement have been satisfied.

        (f) FLCI shall have received the opinion of Jenkens & Gilchrist, counsel to USOL, dated the date of the Closing, containing the opinion set forth in
EXHIBIT 7.2(F) attached hereto.

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
        (g) All corporate and other proceedings and actions taken in connection with this Agreement and all certificates, opinions, agreements, instruments, and documents mentioned in this Agreement or incident to any such transactions shall be reasonably satisfactory in form and substance to FLCI and its counsel.

    7.3  ADDITIONAL CONDITIONS TO OBLIGATION OF USOL.

    Unless waived, in whole or in part, in writing by USOL, the obligations of USOL to effect the Merger are also subject to the fulfillment prior to or at the Effective Time of each of the following conditions:

        (a) The representations and warranties of FLCI contained in this Agreement shall be true and correct in all material respects on and as of the Effective Time, except for (i) changes contemplated or permitted by this Agreement, (ii) those representations and warranties which address matters only as of a specified date (which shall remain true and correct as of such date), and (iii) where the failure to be true and correct would not have a material adverse effect upon FLCI.

        (b) FLCI shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by FLCI on or prior to the Effective Time.

        (c) No material adverse change in the business, property, prospects, results of operations or conditions (financial or otherwise) of FLCI shall have occurred between the date of this Agreement and the Effective Time.

        (d) No Action shall have been instituted or threatened which (i) might have a material adverse effect on FLCI; (ii) would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the complete consummation of the Merger; or (iii) seeks to prohibit or limit the Surviving Corporation from exercising all material rights and privileges pertaining to its ownership of all or a material portion of the business or assets of FLCI, and which would, in the reasonable judgment of USOL make it inadvisable to consummate such transactions; PROVIDED, HOWEVER, that if an Action has been instituted, or an order issued pursuant to an Action, that FLCI and USOL shall use their reasonable best efforts to have any such order or Action dismissed or vacated.

        (e) FLCI shall have delivered to USOL a certificate signed by FLCI's President and Chief Financial Officer, dated the date of the Closing, certifying that the conditions specified in Sections 7.3(a), 7.3(b), 7.3(c), and 7.3(d) of this Agreement have been satisfied.

        (f) USOL shall have received the opinion of Neuman Drennen & Stone, LLC, counsel to FLCI, dated the date of the Closing, containing the opinion set forth in EXHIBIT 7.3(F) attached hereto.

                                  ARTICLE VIII
                                  TERMINATION

    8.1  TERMINATION.

        (a) This Agreement may be terminated at any time prior to the Effective Time, notwithstanding approval thereof by the stockholders of either USOL or
FLCI:

            (i) by mutual written consent of the parties hereto duly authorized by the Boards of Directors of FLCI and USOL; or

            (ii) by either FLCI or USOL if the Merger shall not have been consummated by the Outside Date, PROVIDED that the right to terminate this Agreement under this Section 8.1(a)(ii) shall not be available to any party whose willful failure to fulfill any

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
                 obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date; or

           (iii) by either FLCI or USOL if a court of competent jurisdiction or Governmental Authority shall have issued a non-appealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, except if the party relying on such order, decree or ruling or other action has not complied with its obligations under Section 6.4; or

            (iv) by either FLCI or USOL, if, at the FLCI Stockholders' Meeting
                 (including any adjournment or postponement thereof), the requisite vote of the stockholders of FLCI shall not have been obtained; or

            (v) by FLCI, upon a breach of any representation, warranty, covenant or agreement on the part of USOL set forth in this Agreement such that the conditions set forth in Section 7.3(a) or 7.3(b) would not be satisfied, or by USOL, upon a breach of any representation, warranty, covenant or agreement on the part of FLCI set forth in this Agreement such that the conditions set forth in Section 7.2(a) or 7.2(b), would not be satisfied (any of such breaches by either party, a "TERMINATING BREACH"); PROVIDED, HOWEVER, that if such Terminating Breach is curable prior to the Outside Date, by FLCI or USOL, as the case may be, through the exercise of its reasonable efforts and for so long as FLCI or USOL, as the case may be, continues to exercise such reasonable efforts, neither USOL nor the FLCI, respectively, may terminate this Agreement under this Section 8.1(a)(v); or

            (vi) by FLCI, if (A) the Board of Directors of USOL shall fail to recommend the Merger or shall withdraw, modify or change its recommendation of the Merger in a manner adverse to FLCI or shall have resolved to do any of the foregoing; (B) after the receipt by USOL of an Acquisition Proposal, FLCI requests in writing that the Board of Directors of USOL reconfirm its recommendation of this Agreement and the Merger to the stockholders of USOL and the Board of Directors of USOL fails to do so within 10 business days after its receipt of FLCI's request; (C) the Board of Directors of USOL shall have recommended to the stockholders of USOL an Alternative Transaction (as defined in Section 8.4(e)); or (D) a tender offer or exchange offer for 20% or more of the outstanding shares of USOL Stock is commenced (other than by FLCI or an Affiliate of FLCI) and the Board of Directors of USOL recommends that the stockholders of USOL tender their shares in such tender or exchange offer; or

           (vii) by USOL, if (A) the Board of Directors of FLCI shall fail to recommend the Merger or shall withdraw, modify or change its recommendation of the Merger in a manner adverse to USOL or shall have resolved to do any of the foregoing; (B) after the receipt by FLCI of an Acquisition Proposal, USOL requests in writing that the Board of Directors of FLCI reconfirm its recommendation of this Agreement and the Merger to the stockholders of USOL and the Board of Directors of FLCI fails to do so within 10 business days after its receipt of USOL's request; (C) the Board of Directors of FLCI shall have recommended to the stockholders of FLCI an Alternative Transaction; (D) a tender offer or exchange offer for 20% or more of the outstanding shares of FLCI Common Stock is commenced (other than by USOL or an Affiliate of USOL) and the Board of Directors of FLCI recommends that the stockholders of FLCI tender their shares in such tender or exchange offer; or
                 (E) for any reason FLCI fails to call and hold the FLCI Stockholders' Meeting by the Outside Date (PROVIDED that USOL's right to terminate this Agreement under this clause (E) shall not be available if at such time FLCI would be entitled to terminate this Agreement under
                 Section 8.1(a)(v) without giving effect to the cure period); or

          (viii) by USOL, subject to Section 8.2(a), if the Board of Directors of USOL shall concurrently approve, and USOL shall concurrently enter into, a definitive agreement providing for the implementation of a Superior Offer (as hereinafter defined); PROVIDED, HOWEVER, that (A) USOL is not then in breach of
                 Section 5.2, (B) the Board of Directors of USOL shall have complied with Section 8.2(a) in connection with such Superior Offer, and (C) USOL shall simultaneously make the payment required by Section 8.4(b); and PROVIDED FURTHER, that USOL agrees to use its commercially reasonable efforts to have such Superior Offer include the Surviving Corporation and to consummate the Merger.

        (b) This Agreement may be terminated by FLCI at any time prior to the approval thereof by the stockholders of FLCI, subject to Section 8.2(b), if the Board of Directors of FLCI shall concurrently approve, and FLCI shall concurrently enter into, a definitive agreement providing for the implementation of a Superior Offer; PROVIDED, HOWEVER, that (i) FLCI is not then in breach of
Section 5.2, (ii) the Board of Directors of FLCI shall have complied with
Section 8.2(b) in connection with such Superior Offer, and (iii) FLCI shall simultaneously make the payment required by Section 8.4(c); and PROVIDED FURTHER, that FLCI agrees to use its commercially reasonable efforts to have such Superior Offer include the Surviving Corporation and to consummate the Merger.

    8.2  CERTAIN ACTIONS PRIOR TO TERMINATION.

        (a) USOL shall provide to FLCI written notice of its intention to terminate this Agreement pursuant to Section 8.1(a)(viii) advising FLCI
(i) that the Board of Directors of USOL has determined, by action of a majority of the members of the Board of Directors of USOL who are not affiliated with either FLCI or the Person making such Acquisition Proposal or their respective affiliates, that such Acquisition Proposal is a Superior Offer and that, in the exercise of its good faith judgment as to fiduciary duties to stockholders under applicable law, after consultation with USOL's outside legal counsel, failure by the Board of Directors to terminate this Agreement could reasonably be expected to result in a breach of such duties and (ii) as to the material terms of any such Acquisition Proposal. At any time after the fifth business day following receipt of such notice by FLCI, USOL may terminate this Agreement as provided in
Section 8.1(a)(viii) only if the Board of Directors of USOL who are not affiliated with either FLCI or the Person making such Acquisition Proposal or their respective affiliates, determines that failure by the Board of Directors to terminate this Agreement continues to be reasonably expected to result in a breach of its fiduciary duties to stockholders under applicable law (which determination shall be made in light of any revised proposal made by FLCI prior to the expiration of such five business day period) and concurrently enters into a definitive agreement providing for the implementation of such Acquisition Proposal.

        (b) FLCI shall provide to USOL written notice of its intention to terminate this Agreement pursuant to Section 8.1(b) advising USOL (i) that the Board of Directors of FLCI has determined, by action of a majority of the members of the Board of Directors of FLCI who are not affiliated with either USOL or the Person making such Acquisition Proposal or their respective affiliates, that such Acquisition Proposal is a Superior Offer and that, in the exercise of its good faith judgment as to fiduciary duties to stockholders under applicable law, after consultation with FLCI's outside legal counsel, failure by the Board of Directors to terminate this Agreement could reasonably be expected to result in a breach of such duties and (ii) as to the material terms of any such Acquisition Proposal. At any time after the fifth business day following receipt of such notice by USOL, FLCI may terminate this Agreement as provided in
Section 8.1(b) only if the Board of Directors of FLCI who are not affiliated with either USOL or the Person making such Acquisition Proposal or their respective affiliates, determines that failure by the Board of Directors to terminate this Agreement continues to be reasonably expected to result in a breach of its fiduciary duties to stockholders under applicable law (which determination shall be made in light of any revised proposal made by USOL prior to the expiration of such five business day period) and concurrently enters into a definitive agreement providing for the implementation of such Acquisition Proposal.

        (c) For purposes of this Agreement, "SUPERIOR OFFER" means an Acquisition Proposal which is superior from a financial point of view to
(i) FLCI's stockholders (other than any stockholders affiliated with USOL) or
(ii) USOL's stockholders (other than any stockholders affiliated with FLCI), as applicable, to the Merger and for which financing, to the extent required, is then committed or which, in the good faith judgment of FCLI's or USOL's board of directors, as applicable, after consultation with FLCI's or USOL's financial advisors is reasonably capable of being obtained.

    8.3  EFFECT OF TERMINATION.

    In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall immediately become void and there shall be no liability on the part of any party hereto or any of its Affiliates, directors, officers or stockholders, except as provided in Section 8.4; PROVIDED, HOWEVER, that termination of this Agreement shall not in any way terminate, limit or restrict the rights and remedies of any party hereto against any other party resulting from any breach of this Agreement.

    8.4  FEES AND EXPENSES.

        (a) Except as set forth in this Section 8.4, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses if the Merger is not consummated and by the Surviving Corporation if the Merger is consummated, to the extent such expenses are solely and directly related to such Merger in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187; PROVIDED, HOWEVER, that, if the Merger is not consummated, FLCI and USOL shall share equally all fees and expenses, other than attorneys' fees, incurred in relation to the printing of the Proxy Statement (including any preliminary materials related thereto) and any amendments or supplements thereto.

        (b) USOL shall pay FLCI a termination fee of $1,000,000 upon the earlier to occur of the following events:

            (i) the termination of this Agreement by FLCI pursuant to
                Section 8.1(a)(vi); or

            (ii) the termination of this Agreement by USOL pursuant to
                 Section 8.1(a)(viii).

    USOL's payment of a termination fee pursuant to this subsection shall be the sole and exclusive remedy of FLCI against USOL and its directors, officers, employees, agents, advisors, and other representatives with respect to the occurrences giving rise to such payment; PROVIDED that this limitation shall not apply in the event of a willful breach of this Agreement by USOL.

        (c) FLCI shall pay USOL a termination fee of $1,000,000 upon the earliest to occur of the following events:

            (i) the termination of this Agreement by either FLCI or USOL pursuant to Section 8.1(a)(iv) if (A) the requisite votes of the stockholders of FLCI to approve the Merger shall not have been obtained, (B) a proposal for an Alternative Transaction (as defined below) involving FLCI shall have been publicly announced prior to the FLCI Stockholders' Meeting, and (C) either a definitive agreement for an Alternative Transaction involving FLCI is entered into, or an Alternative Transaction involving FLCI is consummated, within eighteen months of such termination;

            (ii) the termination of this Agreement by either FLCI or USOL pursuant to Section 8.1(a)(iv) if (A) the requisite vote of the stockholders of FLCI to approve the Merger shall not have been obtained because one or more of the stockholders party to the Stockholder Support Agreements failed to approve the Merger in breach of such agreement, and
                 (B) if such stockholder had voted for the Merger or not otherwise breached, the Merger would have been approved by the FLCI stockholders;

           (iii) the termination of this Agreement by USOL pursuant to
                 Section 8.1(a)(vii); or

            (iv) the termination of this Agreement by FLCI pursuant to
                 Section 8.1(b).

    FLCI's payment of a termination fee pursuant to this subsection shall be the sole and exclusive remedy of USOL against FLCI and any of its subsidiaries and their respective directors, officers, employees, agents, advisors or other representatives with respect to the occurrences giving rise to such payment; PROVIDED that this limitation shall not apply in the event of a willful breach of this Agreement by FLCI.

        (d) The fees payable pursuant to Section 8.4(b) or 8.4(c) shall be paid concurrently with the first to occur of the events described in
Section 8.4(b)(i) or (ii) or 8.4(c)(i), (ii), (iii) or (iv), respectively.

        (e) As used in this Agreement, "ALTERNATIVE TRANSACTION" means either
(i) a transaction pursuant to which any third party acquires more than 20% of the outstanding shares of USOL Stock or FLCI Stock, as the case may be, pursuant to a stock purchase, tender offer or exchange offer or otherwise, (ii) a merger or other business combination involving USOL or FLCI pursuant to which any third party (or the stockholders of a third party) acquires more than 20% of the outstanding shares of USOL Stock or FLCI Stock, as the case may be, or the entity surviving such merger or business combination, (iii) any other transaction pursuant to which any third party acquires control of assets (including for this purpose the outstanding equity securities of subsidiaries of USOL, and the entity surviving any merger or business combination including any of them) of USOL or FLCI having a fair market value (as determined by the Board of Directors of USOL or FLCI, as the case may be, in good faith) equal to more than 20% of the fair market value of all the assets of USOL or FLCI, as the case may be, and their respective subsidiaries, taken as a whole, immediately prior to such transaction.

                                   ARTICLE IX
                      ARBITRATION; CONSENT TO JURISDICTION

    9.1  SUBMISSION TO JURISDICTION.

    FLCI and USOL each hereby agree that any and all disputes, legal actions, suits, or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby may be brought in any state or federal court located in Portland, Oregon. By their signature to this Agreement, FLCI and USOL each irrevocably submit to the jurisdiction of the courts located in Portland, Oregon, in any dispute, legal action, suit, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

    9.2  WAIVER OF IMMUNITY AND INCONVENIENT FORUM.

    FLCI and USOL each hereby irrevocably waives all immunity from jurisdiction, attachment and execution, whether on the basis of sovereignty or otherwise, to which it might otherwise be entitled in any legal action or proceeding brought in any state or federal court located in Portland, Oregon, and further irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to any dispute, legal action, suit, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby being brought in any federal or state court located in Portland, Oregon, and hereby further irrevocably waives any claim that any such dispute, legal action, suit, or proceeding brought in any such court has been brought in an inconvenient forum.

    9.3  ARBITRATION PROCEDURES.

        (a) All disputes arising in connection with this Agreement or any contract of sale hereunder shall be finally settled by arbitration in Portland, Oregon, in accordance with the International Arbitration Rules of the American Arbitration Association (the "RULES OF ARBITRATION"). Judgment on the award rendered by the arbitration panel (the "ARBITRATION PANEL") may be entered in any court of competent jurisdiction.

        (b) Any party which desires to initiate arbitration proceedings may do so by delivering written notice to the other party (the "ARBITRATION NOTICE") specifying (x) the nature of the dispute or controversy to be arbitrated;
(y) the name and address of the arbitrator appointed by the party initiating such arbitration; and (z) such other matters as may be required by the Rules of Arbitration. The party who receives an Arbitration Notice shall appoint an arbitrator and notify the initiating party of such arbitrator's name and address within 30 days after delivery of the Arbitration Notice; otherwise, a second arbitrator shall be appointed by the American Arbitration Association at the request of the party who delivered the Arbitration Notice. The two arbitrators so appointed shall appoint a third arbitrator who shall be chairman of the Arbitration Panel and the "neutral arbitrator" for purposes of the Rules of Arbitration.

    9.4  FINAL ARBITRATION DECISIONS.

    All decisions of the Arbitration Panel shall be final, conclusive and binding on all parties and shall not be subject to judicial review. The parties expressly waive the provisions of any state statute or regulation that permits a party to an arbitration in which an award has been made to petition a court of competent jurisdiction to vacate an arbitration award.

    9.5  CLAIMS FOR UNPAID BALANCE.

    Notwithstanding anything to the contrary contained in this Article IX, any claim by either party for a "provisional remedy" as defined in Section 1281.8 of the Rules of Arbitration, may be brought in any court of competent jurisdiction, and any judgment, order or decree relating thereto shall have precedence over any arbitral award or proceeding.

                                   ARTICLE X
                               GENERAL PROVISIONS

    10.1  ATTORNEY'S FEES.

    In any action at law or in equity or in any arbitration proceeding, for declaratory relief or to enforce any of the provisions or rights or obligations under this Agreement, the unsuccessful party to such proceeding, shall pay the successful party or parties all statutorily recoverable costs, expenses and reasonable attorneys' fees incurred by the successful party or parties including without limitation costs, expenses, and fees on any appeals and the enforcement of any award, judgment or settlement obtained, such costs, expenses and attorneys' fees shall be included as part of the judgment. The successful party shall be that party who obtained substantially the relief or remedy sought, whether by judgment, compromise, settlement or otherwise.

    10.2 EFFECTIVENESS OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS; KNOWLEDGE, ETC.

    Except as otherwise provided in this Section 10.2, the representations, warranties and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the other party hereto, any Person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement. The representations, warranties and agreements in this Agreement shall terminate at the Effective Time, except that the agreements set forth in Sections 6.4, 6.5, 6.6, 6.8, 6.12, 6.13, 6.14 and 8.4 shall survive the Effective Time. The Confidentiality/Standstill Agreement shall survive termination of this Agreement as therein provided.

    10.3  NOTICES.

        (a) Any notice, communication, offer, acceptance, request, consent, reply, or advice (herein severally and collectively, for convenience, called "NOTICE"), in this Agreement provided or permitted to be given, served, made, or accepted by any party or Person to any other party or parties, Person or Persons, hereunder must be in writing, addressed to the party to be notified at the address set forth below, or such other address as to which one party notifies the other in writing pursuant to the terms of this Section, and must be served by (1) telefax or other similar electronic method, or (2) depositing the same in the United States mail, certified, return receipt requested and postage paid to the party or parties, Person or Persons to be notified or entitled to receive same, or (3) delivering the same in Person to such party. Any party receiving a facsimile transmission shall be entitled to rely upon a facsimile transmission to the same extent as if it were the original.

        (b) All notices and other communications given or made pursuant hereto shall be deemed to have been given immediately when sent by telefax and confirmed received or other electronic method or when personally delivered in the manner hereinabove described, and seventy-two hours after being deposited in the United States mail. Notice provided in any manner not specified above shall be effective only if and when received by the party or parties, person or persons to be, or provided to be notified.

        (c) All notices, requests, demands, and other communications required or permitted under this Agreement shall be addressed as set forth below:

                             (i)   If to FLCI:

                                   FirstLink Communications, Inc.
                                 190 SW Harrison
                                 Portland, Oregon 97201
                                 Telecopier No. (503) 306-4442
                                 Attn: A. Roger Pease, President

                                   With a copy to:

                                   Neuman Drennen & Stone, LLC
                                 5445 DTC Boulevard, PH-4
                                 Englewood, CO 80111
                                 Telecopier No. (303) 488-3454
                                 Attention: David H. Drennen, Esq.

                             (ii)  If to USOL:

                                   USOL Holdings, Inc.
                                 10300 Metric Boulevard
                                 Austin, Texas 78758
                                 Telecopier No. (512) 651-3768
                                 Attn: Rob Solomon, Chief Executive Officer

                                   With a copy to:

                                   Jenkens & Gilchrist
                                 600 Congress Avenue
                                 Suite 2200
                                 Austin, Texas 78701
                                 Telecopier No. (512) 404-3520
                                 Attention: J. Rowland Cook, Esq.

                             (iii)  Copies to:

                                    GMAC Commercial Mortgage Corporation
                                 650 Drescher Road
                                 Horsham, PA 19044
                                 Attention: Dave E. Creamer

                                    Foley & Lardner
                                 One IBM Plaza
                                 330 North Wabash Avenue
                                 Suite 3300
                                 Chicago, IL 60611-3608
                                 Attention: Edwin D. Mason

                                    Troop Steuber Pasich Reddick & Tobey, LLP
                                 2029 Century Park East, 24th Floor
                                 Los Angeles, CA 90067
                                 Attention: Linda Giunta Michaelson

    10.4  AMENDMENT.

    This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; PROVIDED, HOWEVER, that after approval of the Merger by the stockholders of USOL and FLCI, no amendment may be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed by USOL and FLCI.

    10.5  WAIVER.

    At any time prior to the Effective Time, any party hereto may, with respect to any other party hereto, (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (c) waive compliance by the other party with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

    10.6  SEVERABILITY.

    If any term or other provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

    10.7  ASSIGNMENT.

    Neither party may directly or indirectly assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party, which consent may be withheld at the other party's sole and absolute discretion. Any purported assignment or delegation without such consent shall be null and void.

    For purposes of this Section, the term "AGREEMENT" shall include this Agreement and the exhibits, schedules, and other documents attached hereto or described in this Section 10.7. This Agreement, and other documents delivered pursuant to this Agreement, contain all of the terms and conditions agreed upon by the parties relating to the subject matter of this Agreement and supersede all prior and contemporaneous agreements, letters of intent, representations, warranties, disclosures, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting that subject matter, including, without limitation, the letter of intent dated
May 3, 1999, among USOC, FLCI, and others, as amended prior to the date hereof.

    10.8  PARTIES IN INTEREST.

    This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement (other than Sections 6.5, 6.6 and 6.13), express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

    10.9  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

    No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach by the other party of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative and in addition to, and not exclusive of, any rights or remedies otherwise available.

    10.10  GOVERNING LAW.

    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

    10.11  COUNTERPARTS.

    This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become binding when all counterparts taken together shall have been executed and delivered by the parties. A telecopied facsimile of an executed counterpart of this Agreement shall be sufficient to evidence the binding agreement of each party to the terms hereof. However, each party agrees to return to the other parties an originally executed counterpart of this Agreement promptly after delivery of a telecopied facsimile thereof.

    10.12  CAPTIONS.

    The caption and heading of various sections and paragraphs of this Agreement are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

    10.13  TIME.

    Time is of the essence with respect to this Agreement and each of its provisions.

    IN WITNESS WHEREOF, FLCI and USOL have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                                       FIRSTLINK COMMUNICATIONS, INC.

                                                       By:
                                                            -----------------------------------------
                                                            Name:  A. Roger Pease
                                                            Title:   President and Chief Executive
                                                            Officer

                                                       USOL HOLDINGS, INC.

                                                       By:
                                                            -----------------------------------------
                                                            Name:  Rob Solomon
                                                            Title:   President

                                   APPENDIX B
                        OREGON BUSINESS CORPORATION ACT
                               DISSENTERS' RIGHTS

(RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES)

    60.551 Definitions for 60.551 to 60.594. As used in ORS 60.551 to 60.594:

    (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

    (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

    (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under ORS 60.554 and who exercises that right when and in the manner required by ORS 60.561 to 60.587.

    (4) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

    (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

    (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

    (7) "Shareholder" means the record shareholder or the beneficial shareholder.

    60.554 Right to dissent. (1) Subject to subsection (2) of this section, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate acts:

        (a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by ORS 60.487 or the articles of incorporation and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent under ORS 60.491;

        (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

        (c) Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

        (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

           (A) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; or

           (B) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under ORS 60.141; or

        (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

    (2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under ORS 60.551 to 60.594 may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

    (3) Dissenters' rights shall not apply to the holders of shares of any class or series if the shares of the class or series were registered on a national securities exchange or quoted on the National Association of Securities
Dealers, Inc. Automated Quotation System as a National Market System issue on the record date for the meeting of shareholders at which the corporate action described in subsection (1) of this section is to be approved or on the date a copy or summary of the plan of merger is mailed to shareholders under ORS 60.491, unless the articles of incorporation otherwise provide.

    60.557 Dissent by nominees and beneficial owners. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares regarding which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

    (2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

        (a) The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

        (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

(PROCEDURE FOR EXERCISE OF RIGHTS)

    60.561 Notice of dissenters' rights. (1) If proposed corporate action creating dissenters' rights under ORS 60.554 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under ORS 60.551 to 60.594 and be accompanied by a copy of ORS 60.551 to 60.594.

    (2) If corporate action creating dissenters' rights under ORS 60.554 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send the shareholders entitled to assert dissenters' rights the dissenters' notice described in ORS 60.567.

    60.564 Notice of intent to demand payment. (1) If proposed corporate action creating dissenters' rights under ORS 60.554 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated and shall not vote such shares in favor of the proposed action.

    (2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter.

    60.567 Dissenters' notice. (1) If proposed corporate action creating dissenters' rights under ORS 60.554 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of ORS 60.564.

    (2) The dissenters' notice shall be sent no later than 10 days after the corporate action was taken, and shall:

        (a) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

        (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

        (c) Supply a form for demanding payment that includes the date of the first announcement of the terms of the proposed corporate action to news media or to shareholders and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

        (d) Set a date by which the corporation must receive the payment demand. This date may not be fewer than 30 nor more than 60 days after the date the subsection (1) of this section notice is delivered; and

        (e) Be accompanied by a copy of ORS 60.551 to 60.594.

    60.571 Duty to demand payment. (1) A shareholder sent a dissenters' notice described in ORS 60.567 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to ORS 60.567(2)(c), and deposit the shareholder's certificates in accordance with the terms of the notice.

    (2) The shareholder who demands payment and deposits the shareholder's shares under subsection (1) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

    (3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter.

    60.574 Share restrictions. (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under ORS 60.581.

    (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

    60.577 Payment. (1) Except as provided in ORS 60.584, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with ORS 60.571, the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

    (2) The payment must be accompanied by:

        (a) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year and the latest available interim financial statements, if any;

        (b) A statement of the corporation's estimate of the fair value of the shares;

        (c) An explanation of how the interest was calculated;

        (d) A statement of the dissenter's right to demand payment under ORS 60.587; and

        (e) A copy of ORS 60.551 to 60.594.

    60.581 Failure to take action. (1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under ORS 60.567 and repeat the payment demand procedure.

    60.584 After-acquired shares. (1) A corporation may elect to withhold payment required by ORS 60.577 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

    (2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of such demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares an explanation of how the interest was calculated and a statement of the dissenter's right to demand payment under ORS 60.587.

    60.587 Procedure if shareholder dissatisfied with payment or offer. (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under ORS 60.577 or reject the corporation's offer under ORS 60.584 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

        (a) The dissenter believes that the amount paid under ORS 60.577 or offered under ORS 60.584 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

        (b) The corporation fails to make payment under ORS 60.577 within 60 days after the date set for demanding payment; or

        (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

    (2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (1) of this section within 30 days after the corporation made or offered payment for the dissenter's shares.

(JUDICIAL APPRAISAL OF SHARES)

 60.591 Court action. (1) If a demand for payment under ORS 60.587 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand under ORS 60.587 and petition the court under subsection (2) of this section to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

    (2) The corporation shall commence the proceeding in the circuit court of the county where a corporation's principal office is located, or if the principal office is not in this state, where the corporation's registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

    (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

    (4) The jurisdiction of the circuit court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the court order appointing them, or in any amendment to the order. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

    (5) Each dissenter made a party to the proceeding is entitled to judgment for:

        (a) The amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or

        (b) The fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under ORS 60.584.

    60.594 Court costs and counsel fees. (1) The court in an appraisal proceeding commenced under ORS 60.591 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under ORS 60.587.

    (2) The court may also assess the fees and expenses of counsel and experts of the respective parties in amounts the court finds equitable:

        (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of ORS 60.561 to 60.587; or

        (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

    (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amount awarded the dissenters who were benefited.

                                   APPENDIX C
                     AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                         FIRSTLINK COMMUNICATIONS, INC.

    Article II of the Articles of Incorporation of the Corporation shall be amended to read as follows:

                                   ARTICLE II

    2.1 The aggregate number of shares which the Corporation shall have the authority to issue is Fifty-five Million (55,000,000) Shares. Of such 55,000,000 Shares, Fifty Million (50,000,000) shall be classified as common stock, no par value ("Common Stock"), and Five Million (5,000,000) shall be classified as preferred stock, no par value ("Preferred Stock"). All shares of Common Stock and Preferred Stock when issued shall be nonassessable and fully paid.

    2.2. Shares of Preferred Stock may be issued from time to time in one or more series as the Board of Directors of the Corporation may determine. The Board of Directors is hereby authorized, by resolution or resolutions, to provide from time to time, out of the unissued shares of Preferred Stock not then allocated by any series of Preferred Stock, for one or more series of the Preferred Stock. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall fix and determine, by resolution or resolutions, the number of shares in the series, and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof. The Board of Directors may, at any time and from time to time, by resolution or resolutions, increase or decrease the number of shares of any series of Preferred Stock, to the extent permitted by law.

                                   APPENDIX D
                     AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                         FIRSTLINK COMMUNICATIONS, INC.

    Article I of the Articles of Incorporation of the Corporation shall be amended to read in full as follows:

                                   ARTICLE I

    The name of the corporation is USOL Holdings, Inc.

                                                                      APPENDIX E

                         FIRSTLINK COMMUNICATIONS, INC.

                              1999 INCENTIVE PLAN

                               SEPTEMBER 23, 1999

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                       --------
SECTION 1.  DEFINITIONS..............................................      1

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN......................      5
  2.1    Maximum Number of Shares....................................      5
  2.2    Limitation of Shares........................................      6
  2.3    Description of Shares.......................................      6
  2.4    Registration and Listing of Shares..........................      7

SECTION 3.  ADMINISTRATION OF THE PLAN...............................      7
  3.1    Committee...................................................      7
  3.2    Duration, Removal, Etc......................................      7
  3.3    Meetings and Actions of Committee...........................      7
  3.4    Committee's Powers..........................................      8

SECTION 4.  ELIGIBILITY AND PARTICIPATION............................      8
  4.1    Eligible Individuals........................................      8
  4.2    Grant of Awards.............................................      8
  4.3    Date of Grant...............................................      8
  4.4    Award Agreements............................................      9
  4.5    Limitation for Incentive Options............................      9
  4.6    No Right to Award...........................................      9

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS..........................      9
  5.1    Number of Shares............................................      9
  5.2    Vesting.....................................................      9
  5.3    Expiration of Options.......................................      9
  5.4    Exercise Price..............................................      9
  5.5    Method of Exercise..........................................      9
  5.6    Incentive Option Exercises..................................     10
  5.7    Medium and Time of Payment..................................     10
  5.8    Payment with Sale Proceeds..................................     10
  5.9    Payment of Taxes............................................     10
  5.10   Limitation on Aggregate Value of Shares That May Become
           First Exercisable During Any Calendar Year Under an
           Incentive Option..........................................     11
  5.11   No Fractional Shares........................................     11
  5.12   Modification, Extension, and Renewal of Options.............     11
  5.13   Other Agreement Provisions..................................     11

SECTION 6.  STOCK APPRECIATION RIGHTS................................     12
  6.1    Form of Right...............................................     12
  6.2    Rights Related to Options...................................     12
  (a)    Exercise and Transfer.......................................     12
  (b)    Value of Right..............................................     12
  6.3    Right Without Option........................................     12
  (a)    Number of Shares............................................     12
  (b)    Vesting                                                          12
  (c)    Expiration of Rights........................................     13
  (d)    Value of Right..............................................     13
  6.4    Limitations on Rights.......................................     13
  6.5    Payment of Rights...........................................     13

                                                                         PAGE
                                                                       --------
  6.6    Payment of Taxes............................................     13
  6.7    Other Agreement Provisions..................................     13

SECTION 7.  RESTRICTED STOCK AWARDS..................................     13
  7.1    Restrictions................................................     13
  (a)    Transferability.............................................     13
  (b)    Conditions to Removal of Restrictions.......................     13
  (c)    Legend......................................................     13
  (d)    Possession..................................................     13
  (e)    Other Conditions............................................     13
  7.2    Expiration of Restrictions..................................     14
  7.3    Rights as Shareholder.......................................     14
  7.4    Payment of Taxes............................................     14
  7.5    Other Agreement Provisions..................................     26

SECTION 8.  AWARDS TO NON-EMPLOYEE DIRECTORS.........................     15
  8.1    Awards to Committee Members.................................     15
  8.2    Eligibility for Awards......................................     15

SECTION 9.  ADJUSTMENT PROVISIONS....................................     15
  9.1    Adjustment of Awards and Authorized Stock...................     15
  9.2    Changes in Control..........................................     16
  9.3    Restructuring Without Change in Control.....................     16
  9.4    Notice of Restructuring.....................................     18

SECTION 10.  ADDITIONAL PROVISIONS...................................     18
  10.1   Termination of Employment...................................     18
  10.2   Other Loss of Eligibility--Non-Employees....................     18
  10.3   Death.......................................................     18
  10.4   Disability..................................................     19
  10.5   Leave of Absence............................................     19
  10.6   Transferability of Awards...................................     19
  10.7   Forfeiture and Restrictions on Transfer.....................     19
  10.8   Delivery of Certificates of Stock...........................     20
  10.9   Conditions to Delivery of Stock.............................     20
  10.10  Certain Directors and Officers..............................     20
  10.11  Securities Act Legend.......................................     21
  10.12  Legend for Restrictions on Transfer.........................     21
  10.13  Rights as a Shareholder.....................................     21
  10.14  Furnish Information.........................................     21
  10.15  Obligation to Exercise......................................     21
  10.16  Adjustments to Awards.......................................     21
  10.17  Remedies....................................................     22
  10.18  Information Confidential....................................     22
  10.19  Consideration...............................................     22

SECTION 11.  DURATION AND AMENDMENT OF PLAN..........................     22
  11.1   Duration....................................................     22
  11.2   Amendment...................................................     22

SECTION 12.  GENERAL.................................................     23
  12.1   Application of Funds........................................     23
  12.2   Right of the Corporation and Subsidiaries to Terminate
           Employment................................................     23

                                                                         PAGE
                                                                       --------
  12.3   No Liability for Good Faith Determinations..................     23
  12.4   Other Benefits..............................................     23
  12.5   Exclusion From Pension and Profit-Sharing Compensation......     23
  12.6   Execution of Receipts and Releases..........................     23
  12.7   Unfunded Plan...............................................     23
  12.8   No Guarantee of Interests...................................     24
  12.9   Payment of Expenses.........................................     24
  12.10  Corporation Records.........................................     24
  12.11  Information.................................................     24
  12.12  No Liability of Corporation.................................     24
  12.13  Corporation Action..........................................     24
  12.14  Severability................................................     24
  12.15  Notices.....................................................     25
  12.16  Successors..................................................     25
  12.17  Headings....................................................     25
  12.18  Governing Law...............................................     25
  12.19  Word Usage..................................................     25

                         FIRSTLINK COMMUNICATIONS, INC.

                              1999 INCENTIVE PLAN

                           SCOPE AND PURPOSE OF PLAN

    FirstLink Communications, Inc., an Oregon corporation (the "Corporation"), has adopted this 1999 Incentive Plan (the "Plan") to provide for the granting of:

    (a) Incentive Options (hereafter defined) to certain Key Employees (hereafter defined);

    (b) Nonstatutory Options (hereafter defined) to certain Key Employees, Non-Employee Directors (hereafter defined) and other Persons;

    (c) Restricted Stock Awards (hereafter defined) to certain Key Employees and other Persons; and

    (d) Stock Appreciation Rights (hereafter defined) to certain Key Employees and other Persons.

    The purpose of the Plan is to provide an incentive for Key Employees and directors of the Corporation or its Subsidiaries (hereafter defined) to aid the Corporation in attracting able Persons to enter the service of the Corporation and its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to remain in the service of the Corporation or its Subsidiaries. This Plan has been adopted by the Board of Directors and shareholders of the Corporation prior to the registration of any securities of the Corporation under the Exchange Act (hereafter defined) and accordingly amounts paid under the Plan are exempt from the provisions of Section 162(m) of the Code (hereafter defined).

SECTION 1. DEFINITIONS

    1.1 "Acquiring Person" means any Person other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the shareholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the shareholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

    1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the Voting Securities or
(b) any Person controlling, controlled by, or under common control with the Company or any Person contemplated in clause (a) of this Section 1.2.

    1.3 "Award" means the grant of any form of Option, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted individually, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

    1.4 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

    1.5 "Board of Directors" means the board of directors of the Corporation.

    1.6 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Oregon are authorized or obligated by law or executive order to close.

    1.7 "Change in Control" means the event that is deemed to have occurred if:

        (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

        (b) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

        (c) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

        (d) the shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

        (e) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale, or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the shareholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

    1.8 "Code" means the Internal Revenue Code of 1986, as amended.

    1.9 "Committee" means the Committee, which Committee shall administer this Plan and is further described under Section 3.

    1.10 "Convertible Securities" means evidences of indebtedness, shares of capital stock, or other securities that are convertible into or exchangeable for shares of Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

    1.11 "Corporation" has the meaning given to it in the first paragraph under "Scope and Purpose of Plan."

    1.12 "Date of Grant" has the meaning given it in Section 4.3.

    1.13 "Disability" has the meaning given it in Section 10.4.

    1.14 "Effective Date" means September 23, 1999.

    1.15 "Eligible Individuals" means (a) Key Employees, (b) Non-Employee Directors only for purposes of Nonstatutory Options pursuant to Section 8,
(c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs, or has performed, valuable services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries, and (d) any transferee of an Award if the Award Agreement provides for transfer of the Award and the Award is transferred in accordance with the terms of the Award Agreement. Notwithstanding the foregoing provisions of this Section 1.15, to ensure that the requirements of the fourth sentence of Section 3.1 are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the grant of Awards or equity securities under any plan of the Corporation or its Affiliates. Nevertheless, the Board of Directors may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards and grants of such other equity securities under any plans of the Corporation or its Affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3.

    1.16 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

    1.17 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

    1.18 "Exercise Notice" has the meaning given it in Section 5.5.

    1.19 "Exercise Price" has the meaning given it in Section 5.4.

    1.20 "Fair Market Value" means, for a particular day:

        (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

        (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Section 1.20(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

        (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Section 1.20(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in
    Section 1.20(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

        (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Section 1.20(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Section 1.20(b) or
    Section 1.20(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

        (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Section 1.20(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Section 1.20(b) or
    Section 1.20(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Sections 1.20(a), (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in
Section 9.3(d)(v), Fair Market Value shall have the meaning and shall be determined as set forth above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of Stock, other securities, cash, or property otherwise being received by holders of shares of Stock in connection with the Restructuring and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash, or property. Any such determination by the Committee, as evidenced by a resolution of the Committee, shall be conclusive for all purposes.

    1.21 "Fiscal Year" means the fiscal year of the Corporation ending on December of each year.

    1.22 "Holder" means an Eligible Individual to whom an outstanding Award has been granted, or, pursuant to the terms of the Award Agreement, the permitted transferee of a Holder.

    1.23 "Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

    1.24 "Incentive Option" means an incentive stock option as defined under
Section 422 of the Code and regulations thereunder.

    1.25 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

    1.26 "Non-Employee Director" means a director of the Corporation who while a director is not an Employee.

    1.27 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

    1.28 "Non-Surviving Event" means an event of Restructuring as described in either Section 1.35(b) or Section 1.35(c).

    1.29 "Normal Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries with the right to receive an immediate benefit under a retirement plan approved by the Corporation. If no such plan exists, Normal Retirement shall mean separation of the Holder from employment with the Corporation and its Subsidiaries at age 62 or later.

    1.30 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

    1.31 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, or other entity. A Person, together with that Person's affiliates and associates (as "affiliate" and "associate" are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

    1.32 "Plan" means the Corporation's 1999 Incentive Plan, as it may be amended or restated from time to time.

    1.33 "Restricted Stock" means Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

    1.34 "Restricted Stock Award" means the grant or purchase, on the terms and conditions of Section 7 or that the Committee otherwise determines, of Restricted Stock.

    1.35 "Restructuring" means the occurrence of any one or more of the following:

        (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

        (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

        (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

    1.36 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-37260 (May 31, 1996), or any successor rule, as it may be amended from time to time.

    1.37 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

    1.38 "Stock" means the common stock, $0.001 par value per share, of the Corporation, or any other securities that are substituted for the Stock as provided in Section 9.

    1.39 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

    1.40 "Subsidiary" means, with respect to any Person, any corporation, or other entity of which a majority of the Voting Securities is owned, directly or indirectly, by that Person.

    1.41 "Total Shares" has the meaning given it in Section 9.2.

    1.42 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body.

SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN

    2.1  MAXIMUM NUMBER OF SHARES.  Subject to the provisions of Section 2.2 and
Section 9, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the

Plan shall be 3,000,000; provided, however, such number of shares shall be increased automatically upon the Company's issuance of additional shares of Stock so that the number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan equals 10% of the total number of issued and outstanding shares of Stock as of such time.

    2.2  LIMITATION OF SHARES.  For purposes of the limitations specified in
Section 2.1, the following principles shall apply:

        (a) the following shall count against and decrease the number of shares of Stock that may be issued for purposes of Section 2.1: (i) shares of Stock subject to outstanding Options, outstanding shares of Restricted Stock, and shares subject to outstanding Stock Appreciation Rights granted independent of Options (based on a good faith estimate by the Corporation or the Committee of the maximum number of shares for which the Stock Appreciation Right may be settled (assuming payment in full in shares of Stock)), and
    (ii) in the case of Options granted in tandem with Stock Appreciation Rights, the greater of the number of shares of Stock that would be counted if one or the other alone was outstanding (determined as described in clause (i) above);

        (b) the following shall be added back to the number of shares of Stock that may be issued for purposes of Section 2.1: (i) shares of Stock with respect to which Options, Stock Appreciation Rights granted independent of Options, or Restricted Stock Awards expire, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, and
    (ii) in the case of Options granted in tandem with Stock Appreciation Rights, shares of Stock as to which an Option has been surrendered in connection with the exercise of a related ("tandem") Stock Appreciation Right, to the extent the number surrendered exceeds the number issued upon exercise of the Stock Appreciation Right; provided that, in any case, the holder of such Awards did not receive any dividends or other benefits of ownership with respect to the underlying shares being added back, other than voting rights and the accumulation (but not payment) of dividends of Stock;

        (c) shares of Stock subject to Stock Appreciation Rights granted independent of Options (calculated as provided in clause (a) above) that are exercised and paid in cash shall be added back to the number of shares of Stock that may be issued for purposes of Section 2.1, provided that the Holder of such Stock Appreciation Right did not receive any dividends or other benefits of ownership, other than voting rights and the accumulation (but not payment) of dividends, of the shares of Stock subject to the Stock Appreciation Right;

        (d) shares of Stock that are transferred by a Holder of an Award (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Section 2.1 and shall not again be subject to Awards; and

        (e) if the number of shares of Stock counted against the number of shares that may be issued for purposes of Section 2.1 is based upon an estimate made by the Corporation or the Committee as provided in clause (a) above and the actual number of shares of Stock issued pursuant to the applicable Award is greater or less than the estimated number, then, upon such issuance, the number of shares of Stock that may be issued pursuant to
    Section 2.1 shall be further reduced by the excess issuance or increased by the shortfall, as applicable.

Notwithstanding the provisions of this Section 2.2, no Stock shall be treated as issuable under the Plan to Eligible Individuals subject to Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3.

    2.3 DESCRIPTION OF SHARES. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or

(c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

    2.4 REGISTRATION AND LISTING OF SHARES. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Awards.

SECTION 3. ADMINISTRATION OF THE PLAN

    3.1 COMMITTEE. The Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 16(b) of the Exchange Act (other than members of the Committee), but shall not have the power to appoint members of the Committee or to terminate, modify, or amend the Plan. The full Board of Directors shall administer the Plan with respect to all members of the Committee. Except for references in Sections 3.1, 3.2 and 3.3, and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for members of the Committee. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a Non-Employee Director and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from
Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available. The number of Persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise or Rule 16b-3 is amended to require otherwise, shall be no less than two Persons. The Board of Directors may designate the Compensation Committee of the Board of Directors to serve as the Committee hereunder. To the extent that Rule 16b-3 promulgated under the Exchange Act requires a system of administration that is different from this Section 3.1, this Section 3.1 shall automatically be deemed amended to the extent necessary to cause it to be in compliance with Rule 16b-3.

    3.2 DURATION, REMOVAL, ETC. The members of the Committee shall serve at the discretion of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days' written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill all vacancies on the Committee. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 may require from time to time.

    3.3 MEETINGS AND ACTIONS OF COMMITTEE. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Articles or Certificate of Incorporation of the Corporation, the bylaws of the Corporation, and Rule 16b-3 so long as it is applicable, as the Committee may deem advisable.

    3.4 COMMITTEE'S POWERS. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(c) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (d) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment of the Holder on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) accelerate, pursuant to Section 9, the time of exercisability of any Option that has been granted; (f) construe the respective Award Agreements and the Plan; (g) make determinations of the Fair Market Value of the Stock pursuant to the Plan;
(h) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Individuals who are subject to Section 16(b) of the Exchange Act; and
(i) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3.4 shall be final and conclusive.

SECTION 4. ELIGIBILITY AND PARTICIPATION

    4.1 ELIGIBLE INDIVIDUALS. Awards may be granted pursuant to the Plan only to Persons who are Eligible Individuals at the time of the grant thereof.

    4.2 GRANT OF AWARDS. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

    4.3 DATE OF GRANT. The date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and the Holder.

    4.4 AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

    4.5 LIMITATION FOR INCENTIVE OPTIONS. Notwithstanding any provision contained herein to the contrary, (a) a Person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary) and (b) a Person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that Person owns (within the meaning of Sections 422 and 424(d) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of outstanding stock of the Corporation or a Subsidiary. Nevertheless, Section 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

    4.6 NO RIGHT TO AWARD. The adoption of the Plan shall not be deemed to give any Person a right to be granted an Award.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS

    All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Sections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Sections 10.9 and 10.10).

    5.1 NUMBER OF SHARES. Each Award Agreement shall state the total number of shares of Stock to which it relates.

    5.2 VESTING. Each Award Agreement shall state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

    5.3 EXPIRATION OF OPTIONS. No Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Option; provided, however, that any portion of a Nonstatutory Option that pursuant to the terms of the Award Agreement under which such Nonstatutory Option is granted shall not become exercisable until the date which is the tenth anniversary of the Date of Grant of such Nonstatutory Option may be exercisable for a period of 30 days following the date on which such portion becomes exercisable.

    5.4 EXERCISE PRICE. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"); provided, however, that the exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

    5.5 METHOD OF EXERCISE. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or becomes affected by a Disability, by the

Person authorized to exercise the Option pursuant to Sections 10.3 and 10.4,
(c) be accompanied by the Exercise Price for all shares of Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this
Section 5.5 have been satisfied.

    5.6  INCENTIVE OPTION EXERCISES.  Except as otherwise provided in
Section 10.4 or in the Award Agreement, during the Holder's lifetime, only the Holder may exercise an Incentive Option.

    5.7 MEDIUM AND TIME OF PAYMENT. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares is delivered to the Corporation. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

    5.8 PAYMENT WITH SALE PROCEEDS. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised and the Corporation shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the Stock certificates representing the shares of Stock directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan the Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker then shall deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

    5.9 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising an Option. In connection with the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligations, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a Stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

    5.10 LIMITATION ON AGGREGATE VALUE OF SHARES THAT MAY BECOME FIRST EXERCISABLE DURING ANY CALENDAR YEAR UNDER AN INCENTIVE OPTION. Except as is otherwise provided in Section 9.3, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant of the Incentive Option. For purposes of this Section 5.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in
Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

    5.11 NO FRACTIONAL SHARES. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

    5.12 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, and any consent required by the last sentence of this Section 5.12, the Committee may
(a) modify, extend, or renew outstanding Options granted under the Plan,
(b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of
Section 422 of the Code or as permitted in clause (c) of this Section 5.12.

    5.13 OTHER AGREEMENT PROVISIONS. The Award Agreements relating to Options shall contain such provisions in addition to those required by the Plan (including without limitation restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6. STOCK APPRECIATION RIGHTS

    All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions set forth in Sections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Sections 10.9 and 10.10).

    6.1 FORM OF RIGHT. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) independent of an Option.

    6.2 RIGHTS RELATED TO OPTIONS. A Stock Appreciation Right granted pursuant to an Option shall entitle the Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Section 6.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

        (a) EXERCISE AND TRANSFER. Subject to Section 10.9, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

        (b) VALUE OF RIGHT. Upon the exercise of a Stock Appreciation Right related to an Option, the Holder shall be entitled to receive payment from the Corporation of an amount determined by multiplying:

            i) The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

            ii) The number of shares as to which that Stock Appreciation Right has been exercised.

    6.3 RIGHT WITHOUT OPTION. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

        (a) NUMBER OF SHARES. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

        (b) VESTING. Each Award Agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

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
        (c) EXPIRATION OF RIGHTS. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

        (d) VALUE OF RIGHT. Each Stock Appreciation Right shall entitle the Holder, upon exercise thereof, to receive payment of an amount determined by multiplying:

            i) The difference obtained by subtracting the Fair Market Value of a share of Stock on the Date of Grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

            ii) The number of shares as to which the Stock Appreciation Right has been exercised.

    6.4 LIMITATIONS ON RIGHTS. Notwithstanding Sections 6.2(b) and 6.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the Award Agreement evidencing the Holder's Stock Appreciation Right.

    6.5  PAYMENT OF RIGHTS.  Payment of the amount determined under
Section 6.2(b) or 6.3(d) and Section 6.4 may be made, in the sole discretion of the Committee unless specifically provided otherwise in the Award Agreement, solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right, solely in cash, or in a combination of cash and whole shares of Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

    6.6 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising a Stock Appreciation Right. In connection with the exercise of a Stock Appreciation Right requiring tax withholding, a Holder may
(a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligations, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to have Stock withheld pursuant to (a) or
(b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Commission.

    6.7 OTHER AGREEMENT PROVISIONS. The Award Agreements relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including without limitation restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 7. RESTRICTED STOCK AWARDS

    All Restricted Stock Awards granted under the Plan shall comply with and be subject to, and the related Award Agreements shall be deemed to include, the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions set forth in Sections 9.2, 9.3, and 9.4 and the terms and provisions set forth in Section 10 (other than Sections 10.9 and 10.10).

    7.1 RESTRICTIONS. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

        (a) TRANSFERABILITY. The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire.

        (b) CONDITIONS TO REMOVAL OF RESTRICTIONS. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, or Key Employee or achievement of performance objectives described in the Award Agreement.

        (c) LEGEND. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

        (d) POSSESSION. The Committee may require the Corporation to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Corporation, or the Committee may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.

        (e) OTHER CONDITIONS. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including without limitation (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

    7.2 EXPIRATION OF RESTRICTIONS. The restrictions imposed in Section 7.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly deliver to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period as determined by the Committee in its sole discretion. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award.

    7.3 RIGHTS AS SHAREHOLDER. Subject to the provisions of Sections 7.1 and 10.10, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

    7.4 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation) the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by reason of the Restricted Stock Award. The Holder may
(a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligations, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of issuance or the date as of which the shares of Stock issued become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

    7.5 OTHER AGREEMENT PROVISIONS. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 8. AWARDS TO NON-EMPLOYEE DIRECTORS

    8.1 AWARDS TO COMMITTEE MEMBERS. The full Board of Directors shall determine the number of Awards to be granted to members of the Committee, the Exercise Price and the vesting schedule thereof.

    8.2 ELIGIBILITY FOR AWARDS. Non-Employee Directors shall be eligible to receive any Awards under the Plan other than an Award of an Incentive Option.

SECTION 9. ADJUSTMENT PROVISIONS

    9.1 ADJUSTMENT OF AWARDS AND AUTHORIZED STOCK. The terms of an Award and the number of shares of Stock authorized pursuant to Section 2.1 and Section 8 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

        (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Section 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

        (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Section 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

        (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

        (d) Adjustments under Sections 9(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

    9.2 CHANGES IN CONTROL. Any Award Agreement may provide that, upon the occurrence of a Change in Control, one or more of the following apply: (a) each Holder of an Option shall immediately be granted corresponding Stock Appreciation Rights; (b) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"); and (c) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire. An Award Agreement does not have to provide for any of the foregoing. If a Change in Control involves a Restructuring or occurs in connection with a series of related transactions involving a Restructuring and if such Restructuring is in the form of a Non-Surviving Event and as a part of such Restructuring shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of Stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Restructuring (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring). Nothing in this Section 9.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change in Control, or cause a Holder to forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control; provided, however, in connection with any Non-Surviving Event, the relevant merger agreement, purchase agreement or similar agreement pursuant to which such transaction occurs may contain provisions by which all outstanding Awards may, without the consent of the Holders thereof, be converted into the right to receive, in cash, an amount that would fairly reflect the value of such Award giving due consideration to (i) the Exercise Price of any Award in the form of an Option or the value to be given by the Holder with respect to any other Award and (ii) the consideration payable pursuant to the transaction with respect to a share of outstanding Stock.

    9.3 RESTRUCTURING WITHOUT CHANGE IN CONTROL. In the event a Restructuring shall occur at any time while there is any outstanding Award hereunder and the Restructuring does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

        (a) no outstanding Option or Stock Appreciation Right shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructuring;

        (b) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

        (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructuring; and

        (d) at the option of the Committee, the Committee may (but shall not be required to) cause the Corporation to take any one or more of the following actions:

            i) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the consummation of the Restructuring;

            ii) grant each Holder of an Option corresponding Stock Appreciation Rights;

           iii) accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock Award;

           iv) if the Restructuring is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

            v) redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Sections 5.9, 6.6, or 7.4, as applicable, in an amount equal to:

               (A) for Options and Stock Appreciation Rights granted in connection with Options, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over
           (2) the Exercise Price for that number of shares of Stock;

               (B) for Stock Appreciation Rights not granted in connection with an Option, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Fair Market Value of that number of shares of Stock on the Date of Grant; and

               (C) for Restricted Stock Awards, the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed.

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Section 9.3. In the event of any election or action taken by the Corporation pursuant to this Section 9.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Section 9.3, including without limitation any redemption of an Award as of the consummation of a Restructuring. Any cash payment to be made by the Corporation pursuant to this Section 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructuring notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructuring that does not occur in connection with a Change in Control and is in the form of a Non-Surviving Event, and as a part of that Restructuring shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of Stock, other securities, cash, or property to which such number of shares of Stock would have been entitled in connection with the Restructuring (and, for Options, upon payment of the aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring) and such Award shall be subject to adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 9.

    9.4 NOTICE OF RESTRUCTURING. The Corporation shall attempt to keep all Holders informed with respect to any Restructuring or of any potential Restructuring to the same extent that the Corporation's shareholders are informed by the Corporation of any such event or potential event.

SECTION 10. ADDITIONAL PROVISIONS

    10.1 TERMINATION OF EMPLOYMENT. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than (a) that Holder's death or (b) that Holder's Disability (hereafter defined), then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of the termination that are not yet exercisable (or for which restrictions have not lapsed) shall become null and void as of the date of such termination; provided, however, that the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 30 days following the date of termination. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified above shall be null and void unless the Holder dies during such period, in which case the provisions of
Section 10.3 shall govern.

    10.2 OTHER LOSS OF ELIGIBILITY--NON-EMPLOYEES. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death or Disability, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are then exercisable as of the date of the termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) 30 days following the date such capacity is terminated. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated by reason of the Holder's death or Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of termination for death or Disability shall become exercisable (and the restrictions thereon, if any, shall lapse) and all such Awards held by that Holder as of the date of termination that are exercisable (either as a result of this sentence or otherwise) shall be exercisable for a period of the lesser of
(a) the remainder of the term of the Award or (b) the date which is 30 days following the date of termination. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) of the preceding two sentences shall be null and void upon the expiration of such period, as applicable.

    10.3 DEATH. Upon the death of a Holder, any and all Awards held by the Holder that are not then exercisable (or for which restrictions have not lapsed) shall become immediately exercisable (and any restrictions shall immediately lapse) and such Awards shall be exercisable by that Holder's legal representatives, heirs, legatees, or distributees for a period of 90 days following the date of the Holder's death unless the Award Agreement specifies a longer period of time. Any portion of an Award not exercised upon the expiration of such period shall be null and void. Except as expressly provided in this Section 10.3, no Award held by a Holder shall be exercisable after the death of that Holder.

    10.4 DISABILITY. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then the portion, if any, of any and all Awards held by the Holder that are not then exercisable (or for which restrictions have not lapsed) shall become immediately exercisable (and any restrictions shall immediately lapse) and such Awards shall be exercisable by the Holder, his guardian or his legal representative for a period of 90 days following the date of such termination except as otherwise provided below. Any portion of an Award not exercised upon the expiration of such period shall be null and void unless the Holder dies during such period, in which event the provisions of
Section 10.3 shall govern. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if the Holder has no employment agreement defining such term, "Disability" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment. Notwithstanding the foregoing, in the event the Holder is permanently and totally disabled so that he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, and the Holder furnishes proof of the existence thereof in such form and manner, and at such time, as the Internal Revenue Service may require, then the Holder shall have one year from the date of termination within which to exercise such Awards.

    10.5 LEAVE OF ABSENCE. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation or any of its Subsidiaries, as applicable, for any or all purposes of the Plan and the Award Agreement of such Holder.

    10.6 TRANSFERABILITY OF AWARDS. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferable other than (i) by will or the laws of descent and distribution, or (ii) in accordance with the terms of the Award Agreement.

    10.7 FORFEITURE AND RESTRICTIONS ON TRANSFER. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and shareholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent Holder of the shares of Stock who is bound by that Award Agreement.

    10.8 DELIVERY OF CERTIFICATES OF STOCK. Subject to Section 10.9, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested, (b) a Stock Appreciation Right has been exercised (to the extent the Committee determines to pay such Stock Appreciation Right in shares of Stock pursuant to Section 6.5) and upon receipt by the Corporation of any tax withholding as may be requested, and (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested. The value of the shares of Stock or cash transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

    10.9 CONDITIONS TO DELIVERY OF STOCK. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

    10.10 CERTAIN DIRECTORS AND OFFICERS. With respect to Holders who are directors or officers of the Corporation or any of its Subsidiaries and who are subject to Section 16(b) of the Exchange Act, Awards and all rights under the Plan shall be exercisable during the Holder's lifetime only by the Holder or the Holder's guardian or legal representative, but not for at least six months after grant, unless (a) the Board of Directors expressly authorizes that an Award shall be exercisable before the expiration of the six-month period or (b) the death or Disability of the Holder occurs before the expiration of the six-month period. In addition, no such officer or director shall exercise any Stock Appreciation Right or have shares of Stock withheld to pay tax withholding obligations within the first six months of the term of an Award. Any election by any such officer or director to have tax withholding obligations satisfied by the withholding of shares of Stock shall be irrevocable and shall be communicated to the Committee during the period beginning on the third day following the date of release of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date (the "Window Period") or by an irrevocable election communicated to the Committee at least six months before the date of exercise of the Award for which such withholding is desired. Any election by an officer or director to receive cash in full or partial settlement of a Stock Appreciation Right, as well as any exercise by such individual of a Stock Appreciation Right for cash, in either case to the extent permitted under the applicable Award Agreement or otherwise permitted by the Committee, shall be made during the Window Period or within any other periods that the Committee shall specify from time to time.

    10.11 SECURITIES ACT LEGEND. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions (including, without limitation, restrictions required under any federal, state or foreign law), endorsed thereon and may not be immediately transferable:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

    10.12 LEGEND FOR RESTRICTIONS ON TRANSFER. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Section 10.12, such as:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "FIRSTLINK COMMUNICATIONS, INC. 1999 INCENTIVE PLAN" AS ADOPTED BY THE CORPORATION, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND THE
    INITIAL HOLDER THEREOF DATED             , 199  , AND MAY NOT BE
    TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

    10.13 RIGHTS AS A SHAREHOLDER. A Holder shall have no right as a shareholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9 hereof. Nevertheless, dividends, dividend equivalent rights and voting rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

    10.14 FURNISH INFORMATION. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

    10.15 OBLIGATION TO EXERCISE. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

    10.16 ADJUSTMENTS TO AWARDS. Subject to the general limitations set forth in Sections 5, 6, and 9, the Committee may make any adjustment in the Exercise Price of, the number of shares subject to, or the terms of a Nonstatutory Option or Stock Appreciation Right by canceling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting, or regranting an outstanding Nonstatutory Option or Stock Appreciation Right. Such amendment, substitution, or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. The Committee may not, however, impair the rights of any Holder of previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder's consent. If such action is effected by amendment, such amendment shall be deemed effective as of the Date of Grant of the amended Award.

    10.17 REMEDIES. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

    10.18 INFORMATION CONFIDENTIAL. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax or financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor mitigating against the advisability of granting any such future Award to that Person.

    10.19 CONSIDERATION. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Holder unless and until the Holder thereof shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

SECTION 11. DURATION AND AMENDMENT OF PLAN

    11.11 DURATION. No Awards may be granted hereunder after the date that is ten years from the earlier of (a) the date the Plan is adopted by the Board of Directors or (b) the date the Plan is approved by the shareholders of the Corporation.

    11.12 AMENDMENT. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder. The Board of Directors may also amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 9 hereof), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements about eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of shareholders of the Corporation if changes occur in law or other legal requirements (including Rule 16b-3) that would permit such changes. In connection with any amendment of the Plan, the Board of Directors shall be authorized to incorporate such provisions as shall be necessary for amounts paid under the Plan to be exempt from Section 162(m) of the Code.

SECTION 12. GENERAL

    12.1 APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of shares pursuant to Awards may be used for any general corporate purpose.

    12.2  RIGHT OF THE CORPORATION AND SUBSIDIARIES TO TERMINATE
EMPLOYMENT. Nothing contained in the Plan or in any Award Agreement shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment at any time.

    12.3 NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

    12.4 OTHER BENEFITS. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of Stock and cash otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

    12.5 EXCLUSION FROM PENSION AND PROFIT-SHARING COMPENSATION. By acceptance of an Award (regardless of form), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary, unless any pension, retirement, or other employee benefit plan of the Corporation or Subsidiary expressly provides that such Award shall be so considered for purposes of determining the amount of any payment under any such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering Employees of the Corporation or any Subsidiary.

    12.6 EXECUTION OF RECEIPTS AND RELEASES. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

    12.7 UNFUNDED PLAN. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

    12.8 NO GUARANTEE OF INTERESTS. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

    12.9 PAYMENT OF EXPENSES. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

    12.10 CORPORATION RECORDS. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

    12.11 INFORMATION. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

    12.12 NO LIABILITY OF CORPORATION. The Corporation assumes no obligation or responsibility to the Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

    12.13 CORPORATION ACTION. Any action required of the Corporation shall be by resolution of its Board of Directors or by a Person authorized to act by resolution of the Board of Directors.

    12.14 SEVERABILITY. In the event that any provision of this Plan, or the application hereof to any Person or circumstance, is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect under present or future laws effective during the effective term of any such provision, such invalid, illegal, or unenforceable provision shall be fully severable; and this Plan shall then be construed and enforced as if such invalid, illegal, or unenforceable provision had not been contained in this Plan; and the remaining provisions of this Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Plan. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Plan a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and, in lieu of such conflicting provision, there shall be added automatically as part of this Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Rule 16b-3. If any of the terms or provisions of this Plan conflict with the requirements of Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 422 of the Code and, in lieu of such conflicting provision, there shall be added automatically as part of this Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, however, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

    12.15 NOTICES. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is actually received by the Corporation addressed to the attention of the Corporate Secretary at the Corporation's office as specified in the applicable Award Agreement. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any Person entitled to notice hereunder may waive such notice.

    12.16 SUCCESSORS. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

    12.17 HEADINGS. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

    12.18 GOVERNING LAW. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent that Texas corporate law subconflicts with the contract law of such state, in which event Texas corporate law shall govern irrespective of any conflict of law laws. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal, state and foreign laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

    12.19 WORD USAGE. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

    IN WITNESS WHEREOF, the Corporation, acting by and through its officers hereunto duly authorized, has executed this 1999 Incentive Plan, to be effective as of September 23, 1999.

                                                       FLCI, INC.,
                                                       An Oregon corporation

                                                       By:
                                                            -----------------------------------------
                                                                    A. Roger Pease, PRESIDENT

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY             Votes MUST be Indicated
CARD PROMPTLY USING THE ENCLOSED ENVELOPE          (X) In Black or Blue ink. [ ]
--------------------------------------------------------------------------------

        FORM OF PROXY FOR COMMON STOCK OF FIRSTLINK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------

                         FIRSTLINK COMMUNICATIONS, INC.
                 C/O AMERICAN SECURITIES TRANSFER & TRUST, INC.
                              POST OFFICE BOX 1596
                             DENVER COLORADO 80201

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints A. Roger Pease and Jeffrey S. Sperber as Proxies, each with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of FirstLink Communications, Inc. ("FirstLink") held of record by the undersigned on October 29, 1999, at the Special Meeting of shareholders to be held on December 15, 1999 or any adjournment thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposals identified below and more fully described in the Notice of Special Meeting of Shareholders and Proxy Statement relating to the Special Meeting, receipt of each of which is hereby acknowledged.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED ON THE REVERSE SIDE. IF ANY OTHER MATTERS ARE PRESENTED TO THE HOLDERS OF COMMON STOCK FOR A VOTE AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES.

1. PROPOSAL TO APPROVE the Plan of Merger described in the Agreement and Plan of Merger and Reorganization dated as of July 21, 1999 (together with the exhibits and schedules thereto, the "Merger Agreement"), between FirstLink Communications, Inc., an Oregon corporation ("FirstLink") and USOL Holdings, Inc., a Delaware corporation ("USOL"); and the issuance of 3,175,000 shares of FirstLink common stock and 1,480,000 shares of FirstLink preferred stock in accordance with the Plan of Merger. Pursuant to the Plan of Merger, (a) USOL will be merged with and into FirstLink, with FirstLink as the surviving corporation (the "Merger") and, (b) each share of Common Stock of USOL outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (other than any such shares held by USOL in its treasury or owned of record by FirstLink or any subsidiary of FirstLink) will be converted into the right to receive one share of FirstLink Common Stock, (c) each share of Series A Preferred Stock of USOL outstanding immediately prior to the Effective Time will be converted into the right to receive one share of FirstLink Series A Preferred Stock, and (d) each share of Series B Preferred Stock of USOL outstanding immediately prior to the Effective Time will be converted into the right to receive one share of FirstLink Series B Preferred Stock. The terms of the Merger Agreement are described in detail in the accompanying Proxy Statement, and the full text of the Merger Agreement (exclusive of exhibits and schedules) is included as Appendix A thereto.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

  IF PROPOSAL 1 IS NOT APPROVED, NO ACTION WILL BE TAKEN ON PROPOSALS 2 AND 3.

            (Continued, and to be signed and dated on reverse side)

2. Proposal to approve an amendment to the articles of incorporation of FirstLink to increase the authorized number of shares to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. Proposal to approve an amendment to the articles of incorporation of FirstLink to change the corporation's name to "USOL Holdings, Inc."

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.  Proposal to approve the 1999 Incentive Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

Address Change and/or Comments Mark Here [ ]

                                           Dated _________________________, 1999

                                           _____________________________________
                                                         Signature

                                           _____________________________________
                                                 Signature if held jointly

                                           Please sign exactly as name appears
                                           hereon. When shares are held by joint
                                           tenants, both should sign. When
                                           signing as attorney, as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by President or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.